UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116-5021

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-474-2737

Date of fiscal year end: April 30, 2010

Date of reporting period: April 30, 2010

Item 1.	Reports to Shareholders

2010 ANNUAL REPORT TO SHAREHOLDERS

iSHARES ® DOW JONES SERIES

iSHARES® FTSE KLD SERIES

iSHARES ® COHEN & STEERS REALTY

MAJORS INDEX FUND

APRIL 30, 2010

»  Would you prefer to receive materials like this electronically?

See inside back cover for details.

iShares Dow Jones U.S. Basic Materials Sector Index Fund  |  IYM  |  NYSE Arca

iShares Dow Jones U.S. Consumer Goods Sector Index Fund  |  IYK  |  NYSE Arca

iShares Dow Jones U.S. Consumer Services Sector Index Fund  |  IYC  |  NYSE Arca

iShares Dow Jones U.S. Financial Sector Index Fund  |  IYF  |  NYSE Arca

iShares Dow Jones U.S. Industrial Sector Index Fund  |  IYJ  |  NYSE Arca

iShares Dow Jones U.S. Financial Services Index Fund  |  IYG  |  NYSE Arca

iShares Dow Jones U.S. Real Estate Index Fund  |  IYR  |  NYSE Arca

iShares FTSE KLD Select Social Index Fund  |  KLD  |  NYSE Arca

iShares FTSE KLD 400 Social Index Fund  |  DSI  |  NYSE Arca

iShares Cohen & Steers Realty Majors Index Fund  |  ICF  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
56.55%	56.64%	57.34%	8.25%	8.26%	8.76%	7.87%	7.87%	8.42%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
56.55%	56.64%	57.34%	48.65%	48.73%	52.14%	111.42%	111.42%	122.23%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Chemicals	51.73%

Mining	22.10

Iron & Steel	10.67

Coal	10.00

Forest Products & Paper	3.41

Household Products & Wares	1.07

Metal Fabricate & Hardware	0.65

Environmental Control	0.21

Short-Term and Other Net Assets	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Dow Chemical Co. (The)	8.57%

E.I. du Pont de Nemours and Co.	8.20

Freeport-McMoRan Copper & Gold Inc.	7.89

Newmont Mining Corp.	6.51

Praxair Inc.	6.28

Air Products and Chemicals Inc.	3.68

Alcoa Inc.	3.33

Nucor Corp.	3.14

Peabody Energy Corp.	3.03

PPG Industries Inc.	2.83

TOTAL	53.46%

The iShares Dow Jones U.S. Basic Materials Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Basic Materials Index (the “Index”). The Index measures the performance of the basic materials sector of the U.S. equity market, and includes companies in the following industry groups: chemicals, forestry and paper, industrial metals and mining. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 56.55%, while the total return for the Index was 57.34%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

The basic materials sector is heavily dependent upon economy cycles, and most metals such as coal, iron ore and rubber rose sharply in price during the reporting period in response to the improving environment. The price of gold approached record levels – nearly $1,200 an ounce, although gold is also seen as a hedge against currency devaluation, as investors became concerned about European financial stability. In contrast, copper prices gave up much of its gain during the reporting period as Chinese government authorities sought to rein

2	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

in its booming economy. Meanwhile, the chemicals industry saw its fortunes improve, as demand tracked rebounding global industrial production, particularly in such industries as housing and automobiles. In the steel industry, employment has increased in recent months as customers in the automotive, appliance and energy sectors have boosted their demand for steel production. U.S. steel mills are currently running at about 70% capacity, up from 45% at the beginning of 2008. However, the demand from the construction industry in both residential and commercial sectors remains sluggish.

All of the Fund’s ten largest holdings as of April 30, 2010 produced positive returns during the reporting period. The top performer was The Dow Chemical Co., followed by Peabody Energy Corp. (coal mining) and Freeport-McMoRan Copper & Gold Inc. Nucor Corp. (steel) and Praxair Inc. (industrial gas production), though posting double-digit returns, were the weaker performers of the top ten.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
37.20%	37.09%	37.94%	4.99%	4.98%	5.49%	5.60%	5.59%	6.20%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
37.20%	37.09%	37.94%	27.57%	27.52%	30.62%	71.36%	71.28%	81.28%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/16/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

4	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Beverages	20.75%

Cosmetics & Personal Care	19.85

Agriculture	17.40

Food	13.97

Apparel	4.70

Household Products & Wares	3.98

Auto Parts & Equipment	3.39

Auto Manufacturers	3.37

Home Builders	1.91

Pharmaceuticals	1.27

Software	1.08

Distribution & Wholesale	1.05

Home Furnishings	1.05

Toys, Games & Hobbies	1.05

Hand & Machine Tools	1.00

Leisure Time	0.98

Electronics	0.59

Manufacturing	0.51

Housewares	0.38

Electrical Components & Equipment	0.34

Textiles	0.28

Retail	0.22

Office Furnishings	0.19

Audio/Video Products	0.15

Machinery	0.10

Biotechnology	0.06

Environmental Control	0.06

Short-Term and Other Net Assets	0.32

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Procter & Gamble Co. (The)	14.57%

Coca-Cola Co. (The)	9.10

PepsiCo Inc.	8.50

Philip Morris International Inc.	7.47

Kraft Foods Inc. Class A	3.79

Altria Group Inc.	3.49

Ford Motor Co.	3.37

Colgate-Palmolive Co.	3.36

Monsanto Co.	2.73

Kimberly-Clark Corp.	2.03

TOTAL	58.41%

The iShares Dow Jones U.S. Consumer Goods Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Goods Index (the “Index”). The Index measures the performance of the consumer goods sector of the U.S. equity market, and includes companies in the following industry groups: automobiles and parts, beverages, food producers, household goods, leisure goods, personal goods and tobacco. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 37.20%, while the total return for the Index was 37.94%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

The Commerce Department reported that U.S. consumer spending was flat as the reporting period came to a close. April 2010 was the first time in six months that consumer spending didn’t rise. Even so, a University of Michigan survey of consumer sentiment showed that consumers were increasingly optimistic about the economy. Accordingly, consumers have resumed buying big ticket items such as automobiles. Through April 30, 2010, U.S. auto sales were up about 10% compared to the same period last year. Consumer staples companies such as food and beverage makers posted solid profits, but were under fire from doctors and government watchdogs concerned about the nationwide obesity epidemic. Meanwhile, the Obama Administration has pledged a new era of antitrust enforcement because of concern over industry consolidation in agriculture, which is now dominated by a few large corporations.

All but one of the Fund’s ten largest holdings as of April 30, 2010 posted gains for the reporting period. U.S. automaker Ford Motor Co. was the strongest performer, followed by Colgate-Palmolive Co., Philip Morris International Inc. and Altria Group Inc. The Coca-Cola Co. and PepsiCo Inc. posted relatively modest gains. The weakest performer in the top ten was Monsanto Co. (agricultural products), which produced negative returns.

6	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
43.54%	43.57%	44.11%	3.41%	3.43%	3.80%	1.16%	1.16%	1.62%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
43.54%	43.57%	44.11%	18.24%	18.38%	20.49%	12.08%	12.08%	17.20%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/20/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Retail	49.52%

Media	22.21

Internet	6.96

Commercial Services	4.38

Lodging	3.47

Food	3.45

Airlines	2.09

Leisure Time	1.78

Pharmaceuticals	1.75

Entertainment	1.34

Advertising	1.29

Apparel	0.61

Computers	0.37

Software	0.36

Electronics	0.24

Manufacturing	0.07

Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Wal-Mart Stores Inc.	7.57%

McDonald’s Corp.	4.97

Walt Disney Co. (The)	4.33

Home Depot Inc. (The)	3.91

CVS Caremark Corp.	3.40

Amazon.com Inc.	3.11

Comcast Corp. Class A	2.65

Lowe’s Companies Inc.	2.59

Target Corp.	2.54

Time Warner Inc.	2.52

TOTAL	37.59%

The iShares Dow Jones U.S. Consumer Services Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Services Index (the “Index”). The Index measures the performance of the consumer services sector of the U.S. equity market, and includes companies in the following industry groups: food and drug retailers, general retailers, media and travel and leisure. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 43.54%, while the total return for the Index was 44.11%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

8	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

The reporting period saw advances in consumer spending including purchases of big ticket items such as automobiles as well as improvement in consumer sentiment as the recession began to recede. Advertising revenue at the nation’s newspaper and magazine companies continued to decline, but at a slower rate than in previous quarters. Meanwhile, positive advertising growth was seen at many cable television companies and online media sites. In addition, consumers embraced product innovations and saw major corporations compete vigorously for the consumer dollar.

All of the Fund’s ten largest holdings as of April 30, 2010 posted gains for the reporting period. Internet retailer Amazon.com Inc. was the strongest performer, closely followed by The Walt Disney Co. and Time Warner Inc. Comcast Corp., Lowe’s Companies Inc. (home improvement retailer) and CVS Caremark Corp. (pharmacy services) posted relatively modest results. The weakest performer in the top ten was Wal-Mart Stores Inc., which advanced at a single-digit pace.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
49.23%	49.70%	49.74%	(6.35)%	(6.35)%	(6.01)%	0.02%	0.02%	0.50%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
49.23%	49.70%	49.74%	(27.97)%	(27.95)%	(26.65)%	0.15%	0.17%	5.07%

Total returns for the period since inception are calculated from the inception date of the Fund (5/22/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/31/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

10	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Banks	31.24%

Diversified Financial Services	28.48

Insurance	20.65

Real Estate Investment Trusts	12.96

Commercial Services	4.08

Savings & Loans	1.40

Real Estate	0.81

Software	0.33

Short-Term and Other Net Assets	0.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Bank of America Corp.	8.25%

JPMorgan Chase & Co.	7.88

Wells Fargo & Co.	7.55

Citigroup Inc.	4.19

Goldman Sachs Group Inc. (The)	2.91

Berkshire Hathaway Inc. Class B	2.77

U.S. Bancorp	2.38

American Express Co.	2.26

Visa Inc. Class A	1.97

Morgan Stanley	1.74

TOTAL	41.90%

The iShares Dow Jones U.S. Financial Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financials Index (the “Index”). The Index measures the performance of the financial sector of the U.S. equity market, and includes companies in the following industry groups: banks, non-life insurance, life insurance, real estate and general finance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 49.23%, while the total return for the Index was 49.74%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Although interest rates remained very low during the reporting period, the yield curve steepened, meaning that longer-term securities yielded more compared to short-term instruments. At April 30, 2010, three-month U.S. Treasury bills yielded 0.16% while the 10-year Treasury note yielded 3.69%. In contrast, three-month U.S. Treasury bills also yielded 0.16% at the beginning of the reporting period, while the 10-year Treasury note yielded 3.21%.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

Congress authorized $700 billion for the Troubled Asset Relief Program (“TARP”) in October 2008 to prevent the collapse of the U.S. financial system. The TARP program was widely seen to stabilize the financial system. However, it didn’t materially boost bank lending as its proponents had hoped. Meanwhile, 775 banks, or about 10% of U.S. banks, were on the Federal Deposit Insurance Corp.’s (“FDIC”) list of “problem” institutions as of the first quarter of 2010, a result of bad loans in the commercial real-estate market. Banks responded by reducing lending, which has declined for seven quarters in a row. There were 702 banks on the FDIC’s list at the end of 2009 and 252 at the end of 2008. On the plus side, first quarter 2010 profits reported by U.S. banks and thrifts was the highest in two years.

All of the Fund’s ten largest holdings as of April 30, 2010 posted positive returns during the reporting period. Bank of America Corp., the Fund’s largest holding, was the top performer, followed by American Express Co. and Wells Fargo & Co. The weakest performer in the top ten during the reporting period was The Goldman Sachs Group Inc. U.S. Bancorp, Citigroup Inc. and Visa Inc. produced relatively modest returns.

12	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
50.49%	50.51%	51.37%	4.28%	4.32%	4.75%	1.66%	1.66%	1.78%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
50.49%	50.51%	51.37%	23.32%	23.54%	26.14%	17.70%	17.72%	19.11%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/20/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Manufacturing	28.38%

Aerospace & Defense	15.54

Transportation	12.62

Machinery	7.85

Electronics	5.34

Commercial Services	5.30

Software	3.59

Electrical Components & Equipment	3.49

Engineering & Construction	2.65

Environmental Control	2.47

Packaging & Containers	2.07

Metal Fabricate & Hardware	1.58

Building Materials	1.36

Auto Manufacturers	1.34

Forest Products & Paper	1.24

Distribution & Wholesale	1.16

Chemicals	0.63

Hand & Machine Tools	0.55

Household Products & Wares	0.48

Telecommunications	0.43

Mining	0.40

Textiles	0.25

Electric	0.22

Retail	0.15

Computers	0.13

Housewares	0.12

Internet	0.11

Oil & Gas Services	0.10

Semiconductors	0.10

Trucking & Leasing	0.08

Iron & Steel	0.07

Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
General Electric Co.	12.26%

United Technologies Corp.	3.95

3M Co.	3.53

United Parcel Service Inc. Class B	3.01

Boeing Co. (The)	2.98

Caterpillar Inc.	2.58

Emerson Electric Co.	2.40

Union Pacific Corp.	2.32

Honeywell International Inc.	2.02

Accenture PLC Class A	1.68

TOTAL	36.73%

The iShares Dow Jones U.S. Industrial Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Industrials Index (the “Index”). The Index measures the performance of the industrials sector of the U.S. equity market, and includes companies in the following industry groups: construction and materials, aerospace and defense, general industrials, electronic and electrical equipment, industrial engineering, industrial transportation and support services. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 50.49%, while the total return for the Index was 51.37%.

14	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Moving into 2010, the industrial sector of the economy began to show significant improvement as seen in the following data. Industrial production, the total output of factories and mines in the U.S., grew at an annual rate of 7.8% in the first quarter of 2010, up from 6.9% in the fourth quarter of 2009. Industrial production dropped 4.7% in the calendar year 2009, after declining 6.7% in 2008. Capacity utilization was 69.5% during the first quarter, up from 68.2% during the fourth quarter of 2009. Capacity utilization was at 66.8% for 2009, down from 75.1% in 2008 and 79.0% in 2007. Business investments in inventories rose $31.1 billion in the first quarter of 2010, following decreases of $19.7 billion in the fourth quarter and $139.2 billion in the third quarter. Exports grew at an annual rate of 5.8% in the first quarter of 2010 and 22.8% in the fourth quarter of 2009. Exports declined 9.6% in all of 2009, compared with increases of 5.4% in 2008 and 8.7% in 2007.

Among the Fund’s ten largest holdings as of April 30, 2010, performance was uniformly positive for the reporting period. The best performers were Caterpillar Inc. and The Boeing Co., while United Parcel Service Inc. lagged the top ten. The remaining seven of the top ten holdings returned greater than 50% during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
47.18%	47.41%	47.64%	(8.41)%	(8.41)%	(8.11)%	(1.50)%	(1.51)%	(1.05)%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
47.18%	47.41%	47.64%	(35.57)%	(35.56)%	(34.50)%	(13.90)%	(13.92)%	(9.87)%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Banks	47.49%

Diversified Financial Services	43.28

Commercial Services	6.21

Savings & Loans	2.12

Software	0.50

Insurance	0.34

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Bank of America Corp.	12.54%

JPMorgan Chase & Co.	11.97

Wells Fargo & Co.	11.48

Citigroup Inc.	6.37

Goldman Sachs Group Inc. (The)	4.43

U.S. Bancorp	3.62

American Express Co.	3.43

Visa Inc. Class A	2.99

Morgan Stanley	2.65

Bank of New York Mellon Corp. (The)	2.63

TOTAL	62.11%

The iShares Dow Jones U.S. Financial Services Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Services Index (the “Index”). The Index measures the performance of the financial services sector of the U.S. equity market, and is a subset of the Dow Jones U.S. Financials Index. The Index includes components of the following subsectors in the Dow Jones U.S. Index: banks, asset managers, consumer finance, specialty finance, investments services and mortgage finance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 47.18%, while the total return for the Index was 47.64%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Although interest rates remained very low during the reporting period, the yield curve steepened, meaning that longer-term securities yielded more in relation to short-term instruments. At April 30, 2010, three-month U.S. Treasury bills yielded 0.16% while the 10-year Treasury note yielded 3.69% and the 30-year note yielded 4.53%. In contrast, three-month U.S. Treasury bills began the period at 0.16%, while the 10-year Treasury note yielded 3.21% and the 30-year note yielded 4.09%.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

The U.S. government completed its $700 billion Troubled Asset Relief Program (“TARP”) in early 2010. About $190 billion has already been repaid by financial institutions. According to an independent watchdog agency report to Congress, the TARP program helped to stabilize the financial system but didn’t boost bank lending. Congress authorized $700 billion for TARP in October 2008 to prevent a collapse of the U.S. financial system. Treasury Secretary Timothy Geithner told Congress in April 2010 that total U.S. government bailouts related to mortgage-backed securities will cost about $87 billion.

All of the Fund’s ten largest holdings as of April 30, 2010 posted positive returns during the reporting period. Bank of America Corp., the Fund’s largest holding, was the top performer, followed by American Express Co. and Wells Fargo & Co. The weakest performer in the top ten was The Goldman Sachs Group Inc. U.S. Bancorp, Citigroup Inc., and Visa Inc. produced relatively modest returns during the reporting period.

18	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
66.87%	67.65%	67.89%	2.40%	2.57%	2.67%	9.82%	9.82%	10.25%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
66.87%	67.65%	67.89%	12.57%	13.52%	14.05%	152.39%	152.49%	162.25%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
REITs – Apartments	13.99%

REITs – Office Property	12.43

REITs – Regional Malls	11.94

REITs – Diversified	11.28

REITs – Health Care	10.98

REITs – Shopping Centers	7.24

Real Estate Operating/Development	6.83

REITs – Hotels	6.07

REITs – Mortgage	5.54

REITs – Warehouse/Industrial	4.36

REITs – Storage	4.21

Real Estate Management/Services	2.56

REITs – Outlet Centers	1.81

REITs – Manufactured Homes	0.57

Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Simon Property Group Inc.	8.58%

Vornado Realty Trust	5.08

Public Storage	4.21

Equity Residential	4.19

Boston Properties Inc.	3.70

Host Hotels & Resorts Inc.	3.47

HCP Inc.	3.19

Annaly Capital Management Inc.	3.17

AvalonBay Communities Inc.	2.87

Ventas Inc.	2.50

TOTAL	40.96%

The iShares Dow Jones U.S. Real Estate Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Real Estate Index (the “Index”). The Index measures the performance of the real estate sector of the U.S. equity market, and includes companies in the following industry groups: real estate holding and development and real estate investment trusts (“REITs”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 66.87%, while the total return for the Index was 67.89%.

As represented by the Index, REITs rallied sharply for the reporting period, advancing by more than 65% and outpacing the gains of approximately 40% for the broad U.S. equity indexes. One factor favoring REITs was a nascent economic recovery that began to take shape at the beginning of the reporting period and gradually gained momentum. REITs had fallen substantially in late 2008 and early 2009 as a severe economic downturn led to declining occupancy rates for commercial properties. However, signs of economic stabilization began to appear early in the reporting period, and by the third quarter of 2009, the U.S. economy registered positive economic growth after four consecutive quarters of economic contraction. The positive growth continued into the first quarter of 2010 as manufacturing activity increased, consumer spending improved, and the double-digit unemployment rate began to decline. The burgeoning economic recovery provided a strong boost to the REIT sector, increasing the likelihood of higher lease rates and rising commercial property values going forward.

REITs also benefited from improving credit conditions, which enabled REITs to raise capital in both the equity and debt markets, easing concerns about near-term debt maturities and deteriorating balance sheets. As commercial property values generally declined during the reporting period, the ability to raise capital provided many REITs with the financial strength to take advantage of bargain prices in the commercial property market.

20	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

The best performers during the reporting period were hotel REITs, which tend to have the greatest economic sensitivity and benefited from a rebound in business travel. Apartment REITs also fared well as a further increase in mortgage delinquencies and foreclosures fueled demand for rental housing. Office REITs saw occupancy rates begin to rise thanks to stabilizing employment figures. Retail REITs were mixed – those owning regional malls rallied sharply on a pick-up in consumer spending, but REITs focused on shopping centers anchored by staples such as grocery or drug stores did not benefit as much from increased consumer demand. The weaker performers included healthcare and mortgage REITs. Healthcare is the least economically sensitive segment of the REIT market, while mortgage REITs – which invest in mortgages and mortgage-backed securities – lagged amid the rise in mortgage delinquencies and foreclosures and the end of the Federal Reserve’s program of buying mortgage-backed securities.

Each of the Fund’s ten largest holdings as of April 30, 2010 gained more than 40% for the reporting period. The top performers were hotel REIT Host Hotels & Resorts Inc. and apartment REIT Equity Residential, both of which posted triple-digit gains. Apartment REIT AvalonBay Communities Inc. and healthcare REIT Ventas Inc. also produced robust gains for the reporting period. The weaker performers among the Fund’s top ten holdings included mortgage REIT Annaly Capital Management Inc. and self-storage REIT Public Storage.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® FTSE KLD SELECT SOCIAL INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
38.45%	38.51%	39.19%	2.67%	2.68%	3.18%	2.33%	2.33%	2.83%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
38.45%	38.51%	39.19%	14.10%	14.15%	16.94%	12.88%	12.90%	15.86%

On July 29, 2009, the name of the Fund changed from the iShares KLD Select SocialSM Index Fund to the iShares FTSE KLD Select Social Index Fund to reflect a change in the Fund’s Index Provider from KLD Research & Analytics, Inc. to FTSE International Limited and a change in the name of the Fund’s underlying index from KLD Select SocialSM Index to FTSE KLD Select Social Index.

Total returns for the period since inception are calculated from the inception date of the Fund (1/24/05). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/28/05), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

22	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE KLD SELECT SOCIAL INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Sector*	Percentage of Net Assets
Consumer Non-cyclical	27.22%

Financial	16.09

Technology	15.56

Consumer Cyclical	9.11

Industrial	9.02

Energy	8.72

Communications	8.11

Utilities	3.11

Basic Materials	2.93

Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Microsoft Corp.	2.76%

Procter & Gamble Co. (The)	2.34

Johnson & Johnson	2.26

International Business Machines Corp.	2.23

Apple Inc.	1.95

Intel Corp.	1.95

Cisco Systems Inc.	1.89

McDonald’s Corp.	1.87

General Electric Co.	1.75

Bank of America Corp.	1.61

TOTAL	20.61%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares FTSE KLD Select Social Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE KLD Select Social Index (the “Index”). The Index is designed to measure the performance of a portfolio that maximizes exposure to large capitalization companies that KLD Research & Analytics, Inc. (“KLD”) determines have positive environmental, social and governance performance relative to their industry and sector peers and in relation to the broader market, while at the same time maintaining risk and return characteristics similar to the FTSE US 500 Index. The Index consists of approximately 250 companies selected by KLD from the universe of companies included in the FTSE All-World US Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 38.45%, while the total return for the Index was 39.19%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE KLD SELECT SOCIAL INDEX FUND

Within the Index, sector performance was positive. Representing more than 19% and 21% of the Index respectively, the financials and information technology sectors made the largest contributions to index returns. The industrials sector also added meaningfully to performance. The telecommunications services and utilities sectors posted modest gains. Because they each represent small portions of the Index, their contributions to index returns were insignificant.

During the reporting period, all of the Fund’s ten largest holdings delivered solid double-digit or triple-digit returns. Technology company Apple Inc. and financial company Bank of America Corp. both logged triple-digit results. Other notable technology companies with strong performances included software maker Microsoft Corp. and semiconductor company Intel Corp. Johnson & Johnson delivered relatively moderate returns.

24	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE KLD 400 SOCIAL INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
39.84%	39.89%	40.61%	(1.56)%	(1.56)%	(1.07)%	(5.29)%	(5.31)%	(3.66)%

On July 29, 2009, the name of the Fund changed from the iShares KLD 400 Social Index Fund to the iShares FTSE KLD 400 Social Index Fund to reflect a change in the Fund’s Index Provider from KLD Research & Analytics, Inc. to FTSE International Limited and a change in the name of the Fund’s underlying index from Domini 400 SocialSM Index to FTSE KLD 400 Social Index.

Total returns for the period since inception are calculated from the inception date of the Fund (11/14/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/17/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE KLD 400 SOCIAL INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Sector*	Percentage of Net Assets
Consumer Non-cyclical	24.83%

Technology	17.48

Financial	14.30

Communications	12.97

Consumer Cyclical	12.22

Industrial	8.78

Energy	5.58

Basic Materials	2.28

Utilities	1.39

Short-Term and Other Net Assets	0.17

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Microsoft Corp.	4.84%

Procter & Gamble Co. (The)	3.29

Johnson & Johnson	3.22

Wells Fargo & Co.	3.10

International Business Machines Corp.	3.03

Cisco Systems Inc.	2.78

Intel Corp.	2.29

Google Inc. Class A	2.26

Hewlett-Packard Co.	2.20

Merck & Co. Inc.	1.97

TOTAL	28.98%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares FTSE KLD 400 Social Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE KLD 400 Social Index (the “Index”). The Index is designed to measure the performance of common stocks of companies that KLD Research & Analytics, Inc. (“KLD”) determines have positive environmental, social and governance characteristics. The Index consists of 400 companies selected by KLD from the universe, supplied by FTSE annually, of the 3,000 largest New York Stock Exchange (NYSE) and NASDAQ Stock Market LLC listed U.S. equities ranked by investable market capitalization. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 39.84%, while the total return for the Index was 40.61%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

26	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE KLD 400 SOCIAL INDEX FUND

Within the Index, sector performance was positive. Representing more than 26% of the Index, the information technology sector made the largest contribution to index returns. The financials and consumer discretionary sectors also added meaningfully to performance, as did the healthcare and consumer staples sectors. The telecommunications services sector posted only a slight gain. Because it represents only about 2% of the Index, its contribution to index returns was insignificant.

During the reporting period, all of the Fund’s ten largest holdings delivered solid double-digit returns. Banking firm Wells Fargo & Co. delivered the strongest returns among the ten largest holdings. Pharmaceutical company Merck & Co. Inc. also logged sound gains. Technology companies as a group delivered solid results, with notable performers including software company Microsoft Corp., semiconductor company Intel Corp. and Hewlett-Packard Co. International Business Machines Corp. delivered relatively moderate returns.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
71.83%	72.60%	72.59%	2.74%	2.81%	3.01%	9.89%	9.91%	10.28%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
71.83%	72.60%	72.59%	14.49%	14.84%	16.00%	139.39%	139.61%	147.43%

Total returns for the period since inception are calculated from the inception date of the Fund (1/29/01). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/2/01), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

28	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
REITs – Apartments	19.82%

REITs – Office Property	14.52

REITs – Diversified	13.64

REITs – Health Care	12.49

REITs – Regional Malls	10.89

REITs – Shopping Centers	9.33

REITs – Storage	7.35

REITs – Warehouse/Industrial	6.00

REITs – Hotels	5.74

Short-Term and Other Net Assets	0.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Simon Property Group Inc.	7.69%

Public Storage	7.35

Vornado Realty Trust	7.31

Equity Residential	6.99

Boston Properties Inc.	6.12

Host Hotels & Resorts Inc.	5.74

HCP Inc.	5.26

AvalonBay Communities Inc.	4.74

Ventas Inc.	4.14

Kimco Realty Corp.	3.50

TOTAL	58.84%

The iShares Cohen & Steers Realty Majors Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Index”). The Index consists of selected real estate investment trusts (“REITs”). The objective of the Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 71.83%, while the total return for the Index was 72.59%.

As represented by the Index, REITs rallied sharply for the reporting period, advancing by more than 70% and outpacing the gains of approximately 40% for the broad U.S. equity indexes. One factor favoring REITs was a nascent economic recovery that began to take shape at the beginning of the reporting period and gradually gained momentum. REITs had fallen substantially in late 2008 and early 2009 as a severe economic downturn led to declining occupancy rates for commercial properties. However, signs of economic stabilization began to appear early in the reporting period, and by the third quarter of 2009, the U.S. economy registered positive economic growth after four consecutive quarters of economic contraction. The positive growth continued into the first quarter of 2010 as manufacturing activity increased, consumer spending improved, and the double-digit unemployment rate began to decline. The burgeoning economic recovery provided a strong boost to the REIT sector, increasing the likelihood of higher lease rates and rising commercial property values going forward.

REITs also benefited from improving credit conditions, which enabled REITs to raise capital in both the equity and debt markets, easing concerns about near-term debt maturities and deteriorating balance sheets. As commercial property values generally declined during the reporting period, the ability to raise capital provided many REITs with the financial strength to take advantage of bargain prices in the commercial property market.

The best performers during the reporting period were hotel REITs, which tend to have the greatest economic sensitivity and benefited from a rebound in business travel. Apartment REITs also fared well as a further increase in mortgage delinquencies and foreclosures fueled demand for rental housing. Office REITs saw occupancy rates begin to rise thanks to stabilizing employment figures. Retail REITs were mixed – those owning regional malls rallied sharply on a pick-up in consumer spending, but REITs focused on shopping centers anchored by staples such as grocery or drug stores did not benefit as much from increased consumer demand. The weakest performers were healthcare REITs, which comprise the least economically sensitive segment of the REIT market.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

Each of the Fund’s ten largest holdings as of April 30, 2010 gained more than 30% for the reporting period. The top performers were hotel REIT Host Hotels & Resorts Inc. and apartment REIT Equity Residential, both of which posted triple-digit gains. Apartment REIT AvalonBay Communities Inc. and healthcare REIT Ventas Inc. also produced robust gains for the reporting period. The weaker performers among the Fund’s top ten holdings included retail REIT Kimco Realty Corp., which owns strip malls that are typically anchored by a grocery or drug store, and self-storage REIT Public Storage.

30	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/09)	Ending Account Value (4/30/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/09 to 4/30/10)
Dow Jones U.S. Basic Materials Sector
Actual	$1,000.00	$1,220.00	0.47%	$2.59
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Consumer Goods Sector
Actual	1,000.00	1,138.50	0.47	2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Consumer Services Sector
Actual	1,000.00	1,246.70	0.47	2.62
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Financial Sector
Actual	1,000.00	1,176.50	0.47	2.54
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

SHAREHOLDER EXPENSES	31

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/09)	Ending Account Value (4/30/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/09 to 4/30/10)
Dow Jones U.S. Industrial Sector
Actual	$1,000.00	$1,274.70	0.47%	$2.65
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Financial Services
Actual	1,000.00	1,154.80	0.47	2.51
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Real Estate
Actual	1,000.00	1,333.80	0.47	2.72
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
FTSE KLD Select Social
Actual	1,000.00	1,150.90	0.50	2.67
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.50	2.51
FTSE KLD 400 Social
Actual	1,000.00	1,160.60	0.50	2.68
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.50	2.51
Cohen & Steers Realty Majors
Actual	1,000.00	1,347.90	0.35	2.04
Hypothetical (5% return before expenses)	1,000.00	1,023.10	0.35	1.76

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

32	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.84%

CHEMICALS – 51.73%
A. Schulman Inc.	60,308	$1,568,611
Air Products and Chemicals Inc.	376,059	28,873,810
Airgas Inc.	132,930	8,434,408
Albemarle Corp.	174,050	7,947,123
Ashland Inc.	135,080	8,045,365
Cabot Corp.	95,874	3,119,740
Celanese Corp. Series A	273,091	8,736,181
CF Industries Holdings Inc.	125,348	10,487,867
Cytec Industries Inc.	92,254	4,433,727
Dow Chemical Co. (The)	2,178,897	67,175,395
E.I. du Pont de Nemours and Co.	1,614,086	64,305,186
Eastman Chemical Co.	130,071	8,704,351
Ecolab Inc.	450,513	22,003,055
FMC Corp.	138,438	8,810,194
H.B. Fuller Co.	92,042	2,158,385
Huntsman Corp.	316,176	3,607,568
International Flavors & Fragrances Inc.	149,642	7,495,568
Intrepid Potash Inc.[a,b]	81,538	2,141,188
Lubrizol Corp.	130,018	11,745,826
Minerals Technologies Inc.	35,621	2,055,332
Mosaic Co. (The)	283,490	14,497,679
NewMarket Corp.	20,886	2,297,460
Olin Corp.	131,122	2,753,562
OM Group Inc.[a]	58,386	2,204,071
PPG Industries Inc.	315,132	22,175,839
Praxair Inc.	587,597	49,223,001
Rockwood Holdings Inc.[a]	96,550	2,890,707
RPM International Inc.	245,019	5,410,020
Sensient Technologies Corp.	93,012	2,932,668
Sigma-Aldrich Corp.	199,320	11,819,676
Solutia Inc.[a]	231,101	4,067,378
W.R. Grace & Co.[a]	114,738	3,314,781

		405,435,722

COAL – 10.00%
Alpha Natural Resources Inc.[a]	226,885	10,681,746
Arch Coal Inc.	309,216	8,348,832
CONSOL Energy Inc.	417,421	18,650,370
Massey Energy Co.	162,549	5,954,170
Patriot Coal Corp.[a]	146,041	2,875,547

Security	Shares	Value
Peabody Energy Corp.	507,602	$23,715,165
Walter Energy Inc.	100,617	8,130,860

		78,356,690

ENVIRONMENTAL CONTROL – 0.21%
Calgon Carbon Corp.[a,b]	106,330	1,648,115

		1,648,115

FOREST PRODUCTS & PAPER – 3.41%
Domtar Corp.[a]	79,830	5,655,157
International Paper Co.	757,416	20,253,304
Wausau Paper Corp.[a]	93,304	825,740

		26,734,201

HOUSEHOLD PRODUCTS & WARES – 1.07%
Avery Dennison Corp.	214,684	8,379,117

		8,379,117

IRON & STEEL – 10.67%
AK Steel Holding Corp.	207,801	3,480,667
Allegheny Technologies Inc.	174,697	9,341,049
Carpenter Technology Corp.	83,819	3,291,572
Cliffs Natural Resources Inc.	249,484	15,600,234
Nucor Corp.	542,802	24,599,787
Reliance Steel & Aluminum Co.	121,803	5,945,204
Steel Dynamics Inc.	409,407	6,431,784
United States Steel Corp.	272,991	14,921,688

		83,611,985

METAL FABRICATE & HARDWARE – 0.65%
Commercial Metals Co.	213,738	3,180,422
Worthington Industries Inc.	122,352	1,953,961

		5,134,383

MINING – 22.10%
Alcoa Inc.	1,943,779	26,124,390
Coeur d’Alene Mines Corp.[a]	148,574	2,662,446
Compass Minerals International Inc.	61,666	4,644,066
Freeport-McMoRan Copper & Gold Inc.	818,936	61,854,236
Hecla Mining Co.[a,b]	450,248	2,687,981
Kaiser Aluminum Corp.[b]	29,348	1,179,496
Newmont Mining Corp.	909,909	51,027,697
Royal Gold Inc.	105,229	5,385,620
RTI International Metals Inc.[a]	57,028	1,542,607
Southern Copper Corp.	403,163	12,328,725

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
Titanium Metals Corp.[a]	162,804	$2,510,438
USEC Inc.[a,b]	213,182	1,279,092

		173,226,794

TOTAL COMMON STOCKS (Cost: $901,783,708)		782,527,007

SHORT-TERM INVESTMENTS – 0.88%

MONEY MARKET FUNDS – 0.88%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	4,774,794	4,774,794
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	880,507	880,507
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.10%[c,d]	1,191,115	1,191,115

		6,846,416

TOTAL SHORT-TERM INVESTMENTS (Cost: $6,846,416)		6,846,416

TOTAL INVESTMENTS IN SECURITIES – 100.72% (Cost: $908,630,124)		789,373,423

Other Assets, Less Liabilities – (0.72)%		(5,617,772)

NET ASSETS – 100.00%		$783,755,651

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.68%

AGRICULTURE – 17.40%
Altria Group Inc.	582,572	$12,344,701
Archer-Daniels-Midland Co.	166,161	4,642,538
Bunge Ltd.	37,968	2,010,406
Lorillard Inc.	45,444	3,561,446
Monsanto Co.	153,051	9,651,396
Philip Morris International Inc.	538,757	26,442,194
Reynolds American Inc.	47,746	2,550,591
Universal Corp.	6,946	359,664

		61,562,936

APPAREL – 4.70%
Carter’s Inc.[a]	16,495	531,469
Coach Inc.	88,905	3,711,784
Deckers Outdoor Corp.[a]	3,640	511,711
Hanesbrands Inc.[a]	26,613	757,672
Iconix Brand Group Inc.[a]	20,200	348,652
Jones Apparel Group Inc.	23,976	521,718
Nike Inc. Class B	77,616	5,891,831
Phillips-Van Heusen Corp.	14,558	917,300
Timberland Co. Class Aa	12,235	263,052
VF Corp.	24,591	2,125,154
Warnaco Group Inc. (The)[a]	12,951	619,576
Wolverine World Wide Inc.	14,030	429,458

		16,629,377

AUDIO/VIDEO PRODUCTS – 0.15%
TiVo Inc.[a]	30,698	537,829

		537,829

AUTO MANUFACTURERS – 3.37%
Ford Motor Co.[a,b]	915,332	11,917,623

		11,917,623

AUTO PARTS & EQUIPMENT – 3.39%
BorgWarner Inc.[a]	32,877	1,424,889
Cooper Tire & Rubber Co.	17,144	363,796
Dana Holding Corp.[a]	39,340	525,582
Goodyear Tire & Rubber Co. (The)[a]	68,038	913,750
Johnson Controls Inc.	189,760	6,374,038
Lear Corp.[a]	12,732	1,033,584
TRW Automotive Holdings Corp.[a]	23,105	744,212
WABCO Holdings Inc.[a]	18,071	599,777

		11,979,628

Security	Shares	Value
BEVERAGES – 20.75%
Brown-Forman Corp. Class A	5,273	$317,329
Brown-Forman Corp. Class B NVS	25,564	1,487,314
Coca-Cola Co. (The)	602,179	32,186,468
Coca-Cola Enterprises Inc.	89,904	2,493,038
Constellation Brands Inc. Class Aa	55,916	1,021,585
Dr Pepper Snapple Group Inc.	66,587	2,179,393
Green Mountain Coffee Roasters Inc.[a]	10,949	795,554
Hansen Natural Corp.[a]	20,043	883,495
Molson Coors Brewing Co. Class B NVS	44,489	1,973,532
PepsiCo Inc.	460,881	30,058,659

		73,396,367

BIOTECHNOLOGY – 0.06%
Martek Biosciences Corp.[a]	9,425	207,633

		207,633

COSMETICS & PERSONAL CARE – 19.85%
Alberto-Culver Co.	24,775	713,520
Avon Products Inc.	120,747	3,903,750
Colgate-Palmolive Co.	141,292	11,882,657
Estee Lauder Companies Inc. (The) Class A	33,400	2,201,728
Procter & Gamble Co. (The)	829,029	51,532,443

		70,234,098

DISTRIBUTION & WHOLESALE – 1.05%
Central European Distribution Corp.[a]	17,421	603,638
Genuine Parts Co.	44,995	1,925,786
LKQ Corp.[a]	39,638	834,776
Pool Corp.	13,702	336,110

		3,700,310

ELECTRICAL COMPONENTS & EQUIPMENT – 0.34%
Energizer Holdings Inc.[a]	19,665	1,201,532

		1,201,532

ELECTRONICS – 0.59%
Garmin Ltd.[b]	33,604	1,256,118
Gentex Corp.	39,080	839,829

		2,095,947

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
ENVIRONMENTAL CONTROL – 0.06%
Darling International Inc.[a]	23,301	$221,126

		221,126

FOOD – 13.97%
Campbell Soup Co.	60,415	2,166,482
Chiquita Brands International Inc.[a]	12,556	188,842
ConAgra Foods Inc.	126,528	3,096,140
Corn Products International Inc.	20,995	755,820
Dean Foods Co.[a]	51,076	801,893
Del Monte Foods Co.	56,547	844,812
Flowers Foods Inc.	24,261	639,520
Fresh Del Monte Produce Inc.[a]	11,878	247,894
General Mills Inc.	87,635	6,237,859
H.J. Heinz Co.	88,670	4,155,963
Hain Celestial Group Inc.[a]	11,227	222,070
Hershey Co. (The)	43,953	2,066,231
Hormel Foods Corp.	20,467	834,235
J.M. Smucker Co. (The)	33,308	2,034,120
Kellogg Co.	67,425	3,704,329
Kraft Foods Inc. Class A	452,852	13,404,419
McCormick & Co. Inc. NVS	31,300	1,238,541
Ralcorp Holdings Inc.[a]	15,514	1,032,457
Sara Lee Corp.	185,788	2,641,905
Smithfield Foods Inc.[a]	43,881	822,330
Tootsie Roll Industries Inc.[b]	6,677	177,608
TreeHouse Foods Inc.[a]	9,703	410,340
Tyson Foods Inc. Class A	87,128	1,706,838

		49,430,648

HAND & MACHINE TOOLS – 1.00%
Snap-on Inc.	16,298	785,238
Stanley Black & Decker Inc.	44,400	2,759,460

		3,544,698

HOME BUILDERS – 1.91%
D.R. Horton Inc.	78,124	1,147,642
KB Home	21,625	400,711
Lennar Corp. Class A	43,529	866,227
M.D.C. Holdings Inc.	10,153	388,860
NVR Inc.[a]	1,683	1,208,478
Pulte Homes Inc.[a]	94,667	1,239,191
Ryland Group Inc.	11,999	273,337
Thor Industries Inc.	10,794	385,454

Security	Shares	Value
Toll Brothers Inc.[a]	38,159	$861,249

		6,771,149

HOME FURNISHINGS – 1.05%
Harman International Industries Inc.[a]	19,657	776,058
Tempur-Pedic International Inc.[a,b]	19,652	662,273
Whirlpool Corp.	20,802	2,264,714

		3,703,045

HOUSEHOLD PRODUCTS & WARES – 3.98%
Church & Dwight Co. Inc.	19,840	1,373,920
Clorox Co. (The)	39,090	2,529,123
Fossil Inc.[a]	13,368	520,015
Jarden Corp.	24,895	799,627
Kimberly-Clark Corp.	117,434	7,194,007
Scotts Miracle-Gro Co. (The) Class A	12,705	615,557
Tupperware Brands Corp.	17,751	906,544
WD-40 Co.	4,311	151,877

		14,090,670

HOUSEWARES – 0.38%
Newell Rubbermaid Inc.	79,046	1,349,315

		1,349,315

LEISURE TIME – 0.98%
Brunswick Corp.	24,673	515,666
Callaway Golf Co.	18,295	171,790
Harley-Davidson Inc.[b]	65,882	2,228,788
Polaris Industries Inc.[b]	9,204	544,600

		3,460,844

MACHINERY – 0.10%
Briggs & Stratton Corp.	14,256	338,437

		338,437

MANUFACTURING – 0.51%
Eastman Kodak Co.[a]	71,266	436,148
Lancaster Colony Corp.	5,683	312,394
Leggett & Platt Inc.	43,113	1,057,562

		1,806,104

OFFICE FURNISHINGS – 0.19%
Herman Miller Inc.	15,836	336,040
HNI Corp.	10,388	322,443

		658,483

36	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
PHARMACEUTICALS – 1.27%
Herbalife Ltd.	17,430	$840,996
Mead Johnson Nutrition Co. Class A	57,848	2,985,535
NBTY Inc.[a]	16,229	660,196

		4,486,727

RETAIL – 0.22%
Nu Skin Enterprises Inc. Class A	14,497	435,780
Under Armour Inc. Class Aa,b	10,506	354,577

		790,357

SOFTWARE – 1.08%
Activision Blizzard Inc.	160,527	1,778,639
Electronic Arts Inc.[a]	92,439	1,790,544
Take-Two Interactive Software Inc.[a]	23,568	256,184

		3,825,367

TEXTILES – 0.28%
Mohawk Industries Inc.[a]	15,647	997,340

		997,340

TOYS, GAMES & HOBBIES – 1.05%
Hasbro Inc.	35,204	1,350,425
Mattel Inc.	102,053	2,352,322

		3,702,747

TOTAL COMMON STOCKS (Cost: $378,005,378)		352,640,337

SHORT-TERM INVESTMENTS – 3.33%

MONEY MARKET FUNDS – 3.33%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	9,397,125	9,397,125
BlackRock Cash Funds: Prime,
SL Agency Shares 0.19%[c,d,e]	1,732,898	1,732,898

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.10%[c,d]	655,789	$655,789

		11,785,812

TOTAL SHORT-TERM INVESTMENTS (Cost: $11,785,812)		11,785,812

TOTAL INVESTMENTS IN SECURITIES – 103.01% (Cost: $389,791,190)		364,426,149

Other Assets, Less Liabilities – (3.01)%		(10,648,084)

NET ASSETS – 100.00%		$353,778,065

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.89%

ADVERTISING – 1.29%
Interpublic Group of Companies Inc. (The)[a]	62,088	$553,204
Lamar Advertising Co. Class Aa,b	7,394	275,205
Omnicom Group Inc.	39,788	1,697,356

		2,525,765

AIRLINES – 2.09%
Alaska Air Group Inc.[a]	4,465	184,896
AMR Corp.[a]	42,442	313,222
Continental Airlines Inc. Class Ba	17,622	393,852
Delta Air Lines Inc.[a]	100,609	1,215,357
JetBlue Airways Corp.[a]	31,477	175,956
SkyWest Inc.	7,207	107,961
Southwest Airlines Co.	94,913	1,250,953
UAL Corp.[a,b]	21,340	460,517

		4,102,714

APPAREL – 0.61%
Guess? Inc.	7,515	344,713
Gymboree Corp.[a]	3,851	189,199
Polo Ralph Lauren Corp.	7,282	654,652

		1,188,564

COMMERCIAL SERVICES – 4.38%
Aaron’s Inc.	8,876	200,331
Apollo Group Inc. Class Aa	16,250	932,912
Arbitron Inc.	3,400	104,754
Avis Budget Group Inc.[a]	13,104	198,132
Career Education Corp.[a]	7,866	230,238
Chemed Corp.	2,871	157,934
Corinthian Colleges Inc.[a]	11,236	175,506
DeVry Inc.	7,915	493,817
H&R Block Inc.	43,250	791,908
Hertz Global Holdings Inc.[a]	23,660	342,124
Hillenbrand Inc.	7,888	193,887
Interactive Data Corp.	4,564	152,757
ITT Educational Services Inc.[a,b]	4,717	477,030
Live Nation Entertainment Inc.[a]	18,268	286,625
McKesson Corp.	34,396	2,229,205
Morningstar Inc.[a]	2,773	130,359
Rent-A-Center Inc.[a]	8,417	217,327
Rollins Inc.	6,559	142,658

Security	Shares	Value
Service Corp. International	31,990	$287,270
Sotheby’s	8,578	286,505
Strayer Education Inc.	1,788	434,699
Weight Watchers International Inc.	4,507	119,751

		8,585,729

COMPUTERS – 0.37%
FactSet Research Systems Inc.	5,556	417,922
IHS Inc. Class Aa	5,899	298,903

		716,825

ELECTRONICS – 0.24%
Dolby Laboratories Inc. Class Aa	6,879	472,725

		472,725

ENTERTAINMENT – 1.34%
Bally Technologies Inc.[a]	6,926	319,427
DreamWorks Animation SKG Inc. Class Aa	8,936	354,670
International Game Technology	37,920	799,354
International Speedway Corp. Class A	3,581	109,435
Madison Square Garden Inc. Class Aa	7,910	164,133
Penn National Gaming Inc.[a]	8,542	264,460
Pinnacle Entertainment Inc.[a]	7,707	104,276
Regal Entertainment Group Class A	10,018	171,107
Scientific Games Corp. Class Aa	8,792	129,330
Vail Resorts Inc.[a]	4,667	213,002

		2,629,194

FOOD – 3.45%
Kroger Co. (The)	78,021	1,734,407
Ruddick Corp.	5,375	189,953
Safeway Inc.	52,018	1,227,625
SUPERVALU Inc.	27,045	402,970
Sysco Corp.	75,436	2,379,251
United Natural Foods Inc.[a]	5,132	157,501
Whole Foods Market Inc.[a]	17,276	674,110

		6,765,817

INTERNET – 6.96%
Amazon.com Inc.[a]	44,457	6,093,276
eBay Inc.[a]	140,444	3,343,972
Expedia Inc.	27,066	639,028

38	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
Liberty Media Corp. – Liberty Interactive Group Series Aa,b	72,267	$1,110,744
Netflix Inc.[a]	6,028	595,386
Priceline.com Inc.[a]	5,624	1,473,769
ValueClick Inc.[a]	10,964	112,710
WebMD Health Corp.[a,b]	5,992	290,252

		13,659,137

LEISURE TIME – 1.78%
Carnival Corp.	53,445	2,228,656
Interval Leisure Group Inc.[a]	4,964	73,418
Life Time Fitness Inc.[a]	5,308	195,122
Royal Caribbean Cruises Ltd.[a]	17,225	617,344
WMS Industries Inc.[a]	7,525	376,401

		3,490,941

LODGING – 3.47%
Boyd Gaming Corp.[a,b]	7,249	92,062
Choice Hotels International Inc.	3,796	137,833
Gaylord Entertainment Co.[a]	4,487	151,436
Hyatt Hotels Corp. Class Aa	4,883	201,033
Las Vegas Sands Corp.[a]	55,343	1,375,827
Marriott International Inc. Class A	39,810	1,463,415
MGM MIRAGE[a]	32,058	509,402
Orient-Express Hotels Ltd. Class Aa	13,715	187,210
Starwood Hotels & Resorts Worldwide Inc.	22,027	1,200,692
Wyndham Worldwide Corp.	22,885	613,547
Wynn Resorts Ltd.	9,789	863,781

		6,796,238

MANUFACTURING – 0.07%
Matthews International Corp. Class A	3,895	136,325

		136,325

MEDIA – 22.21%
Cablevision NY Group Class A	31,578	866,500
CBS Corp. Class B NVS	74,696	1,210,822
Comcast Corp. Class A	263,496	5,201,411
Comcast Corp. Class A Special	100,262	1,889,939
CTC Media Inc.	6,675	112,741
DIRECTV Class Aa	116,887	4,234,816
Discovery Communications Inc. Series Aa	17,178	664,789

Security	Shares	Value
Discovery Communications Inc. Series Ca	17,961	$599,359
DISH Network Corp. Class A	26,873	595,237
Gannett Co. Inc.	30,270	515,195
John Wiley & Sons Inc. Class A	6,238	263,680
Liberty Global Inc. Series Aa	15,694	430,173
Liberty Global Inc. Series Ca	15,866	429,651
Liberty Media Corp. – Liberty Capital Group Series Aa	10,896	482,366
Liberty Media Corp. – Liberty Starz Group Series Aa	6,403	354,662
McGraw-Hill Companies Inc. (The)	40,267	1,357,803
Meredith Corp.[b]	4,583	164,667
New York Times Co. (The) Class Aa	12,423	123,236
News Corp. Class A NVS	232,261	3,581,465
News Corp. Class Bb	55,652	990,049
Scholastic Corp.	3,550	95,885
Scripps Networks Interactive Inc. Class A	11,423	517,919
Time Warner Cable Inc.	45,107	2,537,269
Time Warner Inc.	149,427	4,943,045
Viacom Inc. Class B NVS[a]	71,055	2,510,373
Walt Disney Co. (The)	230,552	8,493,536
Washington Post Co. (The) Class B	753	381,891

		43,548,479

PHARMACEUTICALS – 1.75%
AmerisourceBergen Corp.	36,158	1,115,474
Cardinal Health Inc.	46,150	1,600,944
Omnicare Inc.	15,085	419,212
VCA Antech Inc.[a]	10,783	306,884

		3,442,514

RETAIL – 49.52%
99 Cents Only Stores[a]	5,933	92,080
Abercrombie & Fitch Co. Class A	11,136	486,977
Advance Auto Parts Inc.	12,074	544,537
Aeropostale Inc.[a]	12,818	372,235
American Eagle Outfitters Inc.	22,491	378,074
AnnTaylor Stores Corp.[a]	7,540	163,618
AutoNation Inc.[a,b]	9,317	188,203
AutoZone Inc.[a]	3,816	705,998
Barnes & Noble Inc.[b]	4,979	109,737
Bed Bath & Beyond Inc.[a]	33,534	1,541,223

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
Best Buy Co. Inc.	43,420	$1,979,952
Big Lots Inc.[a]	10,533	402,361
BJ’s Wholesale Club Inc.[a]	6,967	266,697
Bob Evans Farms Inc.	4,006	123,906
Brinker International Inc.	12,874	238,426
Buckle Inc. (The)[b]	3,415	123,555
Burger King Holdings Inc.	11,712	247,123
CarMax Inc.[a]	25,810	634,152
Casey’s General Stores Inc.	6,460	249,550
Cato Corp. (The) Class A	3,557	84,479
CEC Entertainment Inc.[a]	2,914	113,792
Cheesecake Factory Inc. (The)[a]	7,292	198,124
Chico’s FAS Inc.	22,396	333,476
Children’s Place Retail Stores Inc. (The)[a]	2,472	113,267
Chipotle Mexican Grill Inc.[a]	4,052	546,655
Collective Brands Inc.[a]	8,237	193,158
Copart Inc.[a]	9,503	339,162
Costco Wholesale Corp.	56,228	3,321,950
Cracker Barrel Old Country Store Inc.	2,912	143,765
CVS Caremark Corp.	180,525	6,666,788
Darden Restaurants Inc.	17,865	799,459
Dick’s Sporting Goods Inc.[a]	11,465	333,746
Dillard’s Inc. Class A	7,009	196,813
Dollar Tree Inc.[a]	11,301	686,197
Dress Barn Inc.[a]	8,050	222,824
Family Dollar Stores Inc.	16,717	661,325
Foot Locker Inc.	19,857	304,805
GameStop Corp. Class Aa	20,851	506,888
Gap Inc. (The)	64,918	1,605,422
Genesco Inc.[a]	3,054	101,668
Group 1 Automotive Inc.[a]	3,048	94,640
Home Depot Inc. (The)	217,374	7,662,434
HSN Inc.[a]	5,072	152,819
J. Crew Group Inc.[a]	6,671	310,001
J.C. Penney Co. Inc.	26,510	773,297
Jack in the Box Inc.[a]	7,205	169,462
Kohl’s Corp.[a]	36,761	2,021,487
Limited Brands Inc.	35,198	943,306
Lowe’s Companies Inc.	187,185	5,076,457
Macy’s Inc.	53,672	1,245,190
McDonald’s Corp.	138,119	9,749,820

Security	Shares	Value
Men’s Wearhouse Inc. (The)	6,030	$142,489
Nordstrom Inc.	21,565	891,281
O’Reilly Automotive Inc.[a,b]	17,488	854,988
Office Depot Inc.[a]	34,949	239,750
OfficeMax Inc.[a]	9,619	182,761
P.F. Chang’s China Bistro Inc.[a,b]	2,797	122,061
Panera Bread Co. Class Aa	3,861	300,926
Papa John’s International Inc.[a]	2,753	75,432
PetSmart Inc.	15,822	523,234
RadioShack Corp.	16,034	345,533
Regis Corp.	7,384	141,182
Rite Aid Corp.[a]	77,663	114,941
Ross Stores Inc.	16,017	896,952
Saks Inc.[a,b]	18,052	176,007
Sally Beauty Holdings Inc.[a]	12,219	116,691
Sears Holdings Corp.[a,b]	6,343	767,186
Signet Jewelers Ltd.[a]	10,935	350,139
Sonic Corp.[a]	7,863	92,076
Staples Inc.	92,484	2,176,149
Starbucks Corp.[a]	95,173	2,472,595
Target Corp.	87,503	4,976,296
Tiffany & Co.	15,877	769,717
TJX Companies Inc. (The)	54,261	2,514,455
Tractor Supply Co.	4,657	312,811
Urban Outfitters Inc.[a]	16,846	631,893
Walgreen Co.	126,872	4,459,551
Wal-Mart Stores Inc.	276,639	14,841,682
Wendy’s/Arby’s Group Inc. Class A	46,569	247,281
Williams-Sonoma Inc.	12,145	349,776
Yum! Brands Inc.	59,214	2,511,858

		97,118,773

SOFTWARE – 0.36%
Acxiom Corp.[a]	10,127	193,223
Dun & Bradstreet Corp. (The)	6,654	512,158

		705,381

TOTAL COMMON STOCKS (Cost: $229,425,062)		195,885,121

40	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.82%

MONEY MARKET FUNDS – 0.82%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	1,177,969	$1,177,969
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	217,226	217,226
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.10%[c,d]	223,057	223,057

		1,618,252

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,618,252)		1,618,252

TOTAL INVESTMENTS IN SECURITIES – 100.71% (Cost: $231,043,314)		197,503,373

Other Assets, Less Liabilities – (0.71)%		(1,394,062)

NET ASSETS – 100.00%		$196,109,311

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.95%

BANKS – 31.24%
Associated Banc-Corp	43,719	$635,237
BancorpSouth Inc.	20,671	457,656
Bank of America Corp.	2,612,383	46,578,789
Bank of Hawaii Corp.	12,578	665,125
Bank of New York Mellon Corp. (The)	314,221	9,781,700
BB&T Corp.	179,377	5,962,491
BOK Financial Corp.	5,858	318,851
CapitalSource Inc.	68,455	408,676
Cathay General Bancorp	19,911	246,299
CIT Group Inc.[a]	52,707	2,139,904
City National Corp.	11,133	693,363
Comerica Inc.	45,774	1,922,508
Commerce Bancshares Inc.	17,742	734,874
Cullen/Frost Bankers Inc.	14,968	888,500
East West Bancorp Inc.	28,883	565,818
F.N.B. Corp.	29,879	278,472
Fifth Third Bancorp	209,564	3,124,599
First Financial Bankshares Inc.	5,384	287,936
First Horizon National Corp.[a]	58,664	830,096
First Midwest Bancorp Inc.	18,475	280,820
FirstMerit Corp.	22,637	531,969
Fulton Financial Corp.	45,995	482,947
Glacier Bancorp Inc.	18,480	341,695
Hancock Holding Co.	8,294	339,059
Huntington Bancshares Inc.	188,270	1,274,588
IBERIABANK Corp.	6,779	417,858
International Bancshares Corp.[b]	13,998	338,332
KeyCorp	230,445	2,078,614
M&T Bank Corp.	18,719	1,635,105
Marshall & Ilsley Corp.	138,138	1,257,056
MB Financial Inc.	13,152	322,224
National Penn Bancshares Inc.	32,861	240,543
Northern Trust Corp.	63,475	3,489,855
Old National Bancorp	22,836	306,231
PacWest Bancorp	7,779	186,774
Park National Corp.	3,052	209,062
PNC Financial Services Group Inc. (The)[c]	135,872	9,131,957
Popular Inc.[a]	168,389	663,453

Security	Shares	Value
PrivateBancorp Inc.	18,807	$269,316
Prosperity Bancshares Inc.	12,054	472,758
Regions Financial Corp.	312,188	2,759,742
State Street Corp.	130,101	5,659,393
Sterling Bancshares Inc.	26,364	155,020
SunTrust Banks Inc.	131,078	3,879,909
Susquehanna Bancshares Inc.	32,100	349,890
SVB Financial Group[a]	10,716	527,549
Synovus Financial Corp.	113,813	342,577
TCF Financial Corp.	35,095	653,820
TrustCo Bank Corp. NY	19,182	127,560
Trustmark Corp.	14,555	356,306
U.S. Bancorp	502,552	13,453,317
UMB Financial Corp.	8,755	368,761
Umpqua Holdings Corp.	29,870	446,258
United Bankshares Inc.[b]	11,264	327,107
Valley National Bancorp[b]	40,613	659,555
Webster Financial Corp.	18,637	386,159
Wells Fargo & Co.	1,288,209	42,652,600
Westamerica Bancorporation	7,657	450,002
Whitney Holding Corp.	24,649	337,691
Wilmington Trust Corp.	23,226	402,507
Wintrust Financial Corp.	7,864	293,327
Zions Bancorporation	36,421	1,046,375

		176,426,535

COMMERCIAL SERVICES – 4.08%
Equifax Inc.	33,331	1,119,922
MasterCard Inc. Class A	25,303	6,276,156
Moody’s Corp.	49,405	1,221,292
Visa Inc. Class A	123,280	11,123,554
Western Union Co.	181,629	3,314,729

		23,055,653

DIVERSIFIED FINANCIAL SERVICES – 28.48%
Affiliated Managers Group Inc.[a]	11,004	926,317
American Express Co.	276,798	12,765,924
AmeriCredit Corp.[a,b]	17,746	424,839
Ameriprise Financial Inc.	67,015	3,106,815
BlackRock Inc.[c]	11,063	2,035,592
Capital One Financial Corp.	117,728	5,110,572
Charles Schwab Corp. (The)	254,439	4,908,128
Citigroup Inc.[a]	5,413,837	23,658,468
CME Group Inc.	17,615	5,784,942

42	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
Discover Financial Services	143,282	$2,215,140
E*TRADE Financial Corp.[a]	491,037	824,942
Eaton Vance Corp.	30,663	1,080,564
Federated Investors Inc. Class Bb	27,173	655,413
Franklin Resources Inc.	40,951	4,735,574
GLG Partners Inc.[a,b]	44,363	143,736
Goldman Sachs Group Inc. (The)	113,294	16,450,289
Greenhill & Co. Inc.[b]	6,873	604,068
IntercontinentalExchange Inc.[a]	19,309	2,252,009
Invesco Ltd.[b]	112,464	2,585,547
Investment Technology Group Inc.[a]	11,322	196,663
Janus Capital Group Inc.	47,233	665,041
Jefferies Group Inc.[b]	28,915	787,066
JPMorgan Chase & Co.	1,044,419	44,471,361
KBW Inc.[a]	9,144	273,863
Knight Capital Group Inc. Class Aa	24,494	380,882
Legg Mason Inc.	42,233	1,338,364
MF Global Holdings Ltd.[a,b]	26,457	243,933
Morgan Stanley	326,012	9,852,083
NASDAQ OMX Group Inc. (The)[a]	43,680	917,280
NYSE Euronext Inc.	67,963	2,217,633
optionsXpress Holdings Inc.[a]	11,753	208,616
Piper Jaffray Companies[a]	5,181	203,924
Raymond James Financial Inc.	26,033	797,651
SLM Corp.[a]	124,993	1,529,914
Stifel Financial Corp.[a]	7,942	455,315
T. Rowe Price Group Inc.	68,096	3,916,201
TD AMERITRADE Holding Corp.[a]	62,064	1,242,521
Waddell & Reed Financial Inc. Class A	22,653	840,879

		160,808,069

INSURANCE – 20.65%
ACE Ltd.	87,567	4,657,689
Aflac Inc.	122,629	6,249,174
Alleghany Corp.[a]	1,703	506,063
Allied World Assurance Holdings Ltd.	10,755	468,595
Allstate Corp. (The)	140,959	4,605,131
American Financial Group Inc.	20,495	603,168
American International Group Inc.[a,b]	31,126	1,210,801
American National Insurance Co.	4,213	464,104

Security	Shares	Value
Aon Corp.	63,484	$2,695,531
Arch Capital Group Ltd.[a,b]	13,492	1,019,725
Argo Group International Holdings Ltd.	8,231	271,541
Arthur J. Gallagher & Co.	26,757	702,906
Aspen Insurance Holdings Ltd.	17,943	484,102
Assurant Inc.	31,189	1,136,215
Assured Guaranty Ltd.	38,057	820,128
Axis Capital Holdings Ltd.	37,714	1,175,545
Berkshire Hathaway Inc. Class Ba	203,397	15,661,569
Brown & Brown Inc.	30,180	607,825
Chubb Corp.	89,865	4,751,163
Cincinnati Financial Corp.	40,017	1,136,483
Delphi Financial Group Inc. Class A	12,472	342,980
Endurance Specialty Holdings Ltd.[b]	12,169	448,428
Erie Indemnity Co. Class A	8,393	388,680
Everest Re Group Ltd.[b]	15,121	1,159,025
Fidelity National Financial Inc. Class A	60,414	917,085
First American Corp.	31,926	1,103,682
Genworth Financial Inc. Class Aa	128,159	2,117,187
Hanover Insurance Group Inc. (The)	13,259	597,318
Hartford Financial Services Group Inc. (The)	101,242	2,892,484
HCC Insurance Holdings Inc.	29,417	799,848
Horace Mann Educators Corp.	10,099	173,804
Lincoln National Corp.	79,556	2,433,618
Loews Corp.	91,827	3,419,637
Markel Corp.[a]	2,590	991,556
Marsh & McLennan Companies Inc.	137,295	3,325,285
MBIA Inc.[a]	42,458	406,748
Mercury General Corp.	7,002	315,020
MetLife Inc.	152,244	6,939,282
MGIC Investment Corp.[a,b]	33,165	345,911
Montpelier Re Holdings Ltd.	20,529	340,781
Old Republic International Corp.	59,581	894,311
PartnerRe Ltd.	21,257	1,649,118
Platinum Underwriters Holdings Ltd.	13,127	488,456
Principal Financial Group Inc.	79,083	2,310,805
ProAssurance Corp.[a]	8,493	517,648
Progressive Corp. (The)	166,867	3,352,358
Protective Life Corp.	22,515	541,936

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
Prudential Financial Inc.	121,272	$7,708,048
Reinsurance Group of America Inc.	19,140	988,198
RenaissanceRe Holdings Ltd.	16,438	919,706
RLI Corp.	5,167	299,686
Selective Insurance Group Inc.	13,827	231,049
StanCorp Financial Group Inc.	12,877	578,950
Torchmark Corp.	21,795	1,166,904
Tower Group Inc.	10,680	246,281
Transatlantic Holdings Inc.	17,486	869,579
Travelers Companies Inc. (The)	135,052	6,852,538
Unitrin Inc.	11,979	350,386
Unum Group	86,885	2,126,076
Validus Holdings Ltd.	24,921	637,230
W.R. Berkley Corp.	37,060	1,000,620
White Mountains Insurance Group Ltd.	2,029	697,164
Willis Group Holdings PLC[b]	44,451	1,531,337
XL Capital Ltd. Class A	89,705	1,596,749
Zenith National Insurance Corp.	9,654	365,114

		116,606,064

REAL ESTATE – 0.81%
Brookfield Properties Corp.	67,962	1,086,033
CB Richard Ellis Group Inc. Class Aa	65,875	1,140,955
Forest City Enterprises Inc. Class Aa	31,280	483,276
Forestar Group Inc.[a]	9,372	211,245
Jones Lang LaSalle Inc.	10,801	851,983
St. Joe Co. (The)[a,b]	24,143	797,684

		4,571,176

REAL ESTATE INVESTMENT TRUSTS – 12.96%
Alexandria Real Estate Equities Inc.	11,565	818,918
AMB Property Corp.	42,841	1,193,550
American Campus Communities Inc.	13,892	391,338
Annaly Capital Management Inc.	145,455	2,465,462
Apartment Investment and Management Co. Class A	30,671	687,337
AvalonBay Communities Inc.	21,388	2,225,207
BioMed Realty Trust Inc.	29,191	540,325
Boston Properties Inc.	36,405	2,870,898
Brandywine Realty Trust	33,697	429,300

Security	Shares	Value
BRE Properties Inc. Class A	16,459	$687,328
Camden Property Trust	16,902	818,564
CBL & Associates Properties Inc.	36,388	531,265
Chimera Investment Corp.	186,358	758,477
Colonial Properties Trust	17,318	273,105
Corporate Office Properties Trust	15,266	617,510
DCT Industrial Trust Inc.	54,510	286,723
Developers Diversified Realty Corp.	49,401	607,138
DiamondRock Hospitality Co.[a]	31,905	350,636
Digital Realty Trust Inc.	20,535	1,205,404
Douglas Emmett Inc.	34,918	584,527
Duke Realty Corp.	58,846	796,186
EastGroup Properties Inc.	6,746	275,776
Entertainment Properties Trust	11,060	483,543
Equity Lifestyle Properties Inc.	8,000	444,080
Equity Residential	71,914	3,255,547
Essex Property Trust Inc.	7,627	807,089
Federal Realty Investment Trust	16,936	1,310,677
Franklin Street Properties Corp.	18,750	276,375
Hatteras Financial Corp.	9,433	251,578
HCP Inc.	77,399	2,486,056
Health Care REIT Inc.	32,291	1,450,835
Healthcare Realty Trust Inc.	15,502	374,218
Highwoods Properties Inc.	18,678	597,136
Home Properties Inc.	8,869	440,701
Hospitality Properties Trust	32,555	862,382
Host Hotels & Resorts Inc.	166,210	2,702,575
HRPT Properties Trust	67,011	525,366
Kilroy Realty Corp.	13,481	472,644
Kimco Realty Corp.	105,818	1,649,703
LaSalle Hotel Properties	18,036	475,249
Lexington Realty Trust	26,749	189,383
Liberty Property Trust	29,414	994,487
Macerich Co. (The)	33,262	1,487,144
Mack-Cali Realty Corp.	20,877	717,334
MFA Financial Inc.	74,515	529,802
Mid-America Apartment Communities Inc.	7,628	421,600
National Retail Properties Inc.	21,769	512,225
Nationwide Health Properties Inc.	30,967	1,084,464
Omega Healthcare Investors Inc.	22,427	448,989
Plum Creek Timber Co. Inc.[b]	42,960	1,709,808
Post Properties Inc.	12,771	328,981

44	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
Potlatch Corp.	10,453	$391,569
ProLogis	124,576	1,640,666
Public Storage	33,785	3,274,104
Rayonier Inc.	20,950	1,026,131
Realty Income Corp.[b]	27,527	902,610
Redwood Trust Inc.	18,261	304,593
Regency Centers Corp.	23,584	968,123
Senior Housing Properties Trust	33,456	752,091
Simon Property Group Inc.	74,958	6,672,761
SL Green Realty Corp.	20,070	1,247,752
Sunstone Hotel Investors Inc.[a]	25,756	327,874
Tanger Factory Outlet Centers Inc.	10,683	444,413
Taubman Centers Inc.	13,828	599,720
UDR Inc.	40,226	816,990
Ventas Inc.	41,061	1,939,311
Vornado Realty Trust	47,351	3,947,653
Washington Real Estate Investment Trust	15,767	495,872
Weingarten Realty Investors	31,446	727,032

		73,184,210

SAVINGS & LOANS – 1.40%
Astoria Financial Corp.	23,155	373,722
Capitol Federal Financial	5,497	207,182
First Niagara Financial Group Inc.	54,832	762,165
Hudson City Bancorp Inc.	127,035	1,689,565
New York Community Bancorp Inc.	111,204	1,831,530
NewAlliance Bancshares Inc.	26,385	343,796
People’s United Financial Inc.	98,481	1,529,410
Provident Financial Services Inc.	14,740	194,273
TFS Financial Corp.	24,278	343,291
Washington Federal Inc.	29,496	606,733

		7,881,667

SOFTWARE – 0.33%
MSCI Inc. Class Aa	27,619	956,998
SEI Investments Co.	40,917	918,996

		1,875,994

TOTAL COMMON STOCKS (Cost: $713,055,264)		564,409,368

Security	Shares	Value
SHORT-TERM INVESTMENTS – 2.13%

MONEY MARKET FUNDS – 2.13%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.21%[c,d,e]	9,931,446	$9,931,446
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	1,831,431	1,831,431
BlackRock Cash Funds: Treasury, SL Agency Shares 0.10%[c,d]	233,725	233,725

		11,996,602

TOTAL SHORT-TERM INVESTMENTS (Cost: $11,996,602)		11,996,602

TOTAL INVESTMENTS IN SECURITIES – 102.08% (Cost: $725,051,866)		576,405,970

Other Assets, Less Liabilities – (2.08)%		(11,727,586)

NET ASSETS – 100.00%		$564,678,384

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.80%

AEROSPACE & DEFENSE – 15.54%
AAR Corp.[a]	8,648	$210,838
Alliant Techsystems Inc.[a]	7,306	591,128
BE Aerospace Inc.[a]	21,253	631,427
Boeing Co. (The)	150,563	10,905,278
Curtiss-Wright Corp.	9,983	356,094
Esterline Technologies Corp.[a]	6,634	370,045
General Dynamics Corp.	71,663	5,472,187
Goodrich Corp.	27,480	2,038,466
Kaman Corp.	5,683	155,771
L-3 Communications Holdings Inc.	25,935	2,426,738
Lockheed Martin Corp.	68,133	5,783,810
Moog Inc. Class Aa	9,221	342,745
Northrop Grumman Corp.	62,797	4,259,521
Orbital Sciences Corp.[a]	12,756	234,455
Raytheon Co.	85,350	4,975,905
Rockwell Collins Inc.	35,169	2,285,985
Spirit AeroSystems Holdings Inc. Class Aa	23,436	519,810
Teledyne Technologies Inc.[a]	8,049	350,936
TransDigm Group Inc.	8,254	456,199
United Technologies Corp.	192,650	14,439,117

		56,806,455

AUTO MANUFACTURERS – 1.34%
Navistar International Corp.[a]	11,837	572,201
Oshkosh Corp.[a]	20,016	773,018
PACCAR Inc.	76,708	3,568,456

		4,913,675

BUILDING MATERIALS – 1.36%
Eagle Materials Inc.	9,708	309,394
Lennox International Inc.	11,664	527,913
Martin Marietta Materials Inc.[b]	9,939	952,951
Masco Corp.	80,224	1,302,035
Owens Corning[a]	25,028	870,474
Quanex Building Products Corp.	8,410	159,790
Simpson Manufacturing Co. Inc.	8,553	290,716
Texas Industries Inc.	5,128	194,044
USG Corp.[a]	15,030	354,708

		4,962,025

Security	Shares	Value
CHEMICALS – 0.63%
Sherwin-Williams Co. (The)	21,174	$1,653,054
Valspar Corp. (The)	20,789	651,112

		2,304,166

COMMERCIAL SERVICES – 5.30%
ABM Industries Inc.	9,613	206,583
Accenture PLC Class Ab	140,847	6,146,563
Alliance Data Systems Corp.[a,b]	11,673	876,175
Brink’s Home Security Holdings Inc.[a]	10,244	429,633
Convergys Corp.[a]	25,912	327,528
Corporate Executive Board Co. (The)	7,534	206,884
Corrections Corp. of America[a]	25,720	532,918
Deluxe Corp.	11,611	243,483
Euronet Worldwide Inc.[a]	10,433	166,198
FTI Consulting Inc.[a]	11,469	471,720
Hewitt Associates Inc. Class Aa	21,069	863,618
Iron Mountain Inc.	41,232	1,036,985
Lender Processing Services Inc.	21,089	796,110
Manpower Inc.	17,403	976,308
Monster Worldwide Inc.[a,b]	28,175	491,090
Navigant Consulting Inc.[a]	11,141	143,496
PHH Corp.[a]	10,670	242,102
Quanta Services Inc.[a]	46,363	933,287
R.R. Donnelley & Sons Co.	45,759	983,361
Resources Connection Inc.[a]	10,265	180,048
Robert Half International Inc.	33,789	925,143
TeleTech Holdings Inc.[a]	6,981	115,536
Towers Watson & Co. Class A	9,478	454,944
TrueBlue Inc.[a]	9,688	152,974
United Rentals Inc.[a]	13,151	188,848
Verisk Analytics Inc. Class Aa	19,073	534,426
VistaPrint NVa,b	8,961	462,208
Wright Express Corp.[a]	8,604	292,278

		19,380,447

COMPUTERS – 0.13%
Jack Henry & Associates Inc.	18,714	477,581

		477,581

DISTRIBUTION & WHOLESALE – 1.16%
Fastenal Co.[b]	30,523	1,669,303
United Stationers Inc.[a]	5,197	318,160

46	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
W.W. Grainger Inc.	13,715	$1,516,056
Watsco Inc.	6,107	361,657
WESCO International Inc.[a,b]	9,403	381,950

		4,247,126

ELECTRIC – 0.22%
MDU Resources Group Inc.	38,766	821,839

		821,839

ELECTRICAL COMPONENTS & EQUIPMENT – 3.49%
American Superconductor Corp.[a,b]	9,029	263,466
AMETEK Inc.	23,666	1,023,554
Belden Inc.	10,401	285,611
Emerson Electric Co.	168,198	8,784,982
EnerSys Inc.[a]	9,123	236,103
General Cable Corp.[a]	11,661	333,155
GrafTech International Ltd.[a]	26,689	449,977
Hubbell Inc. Class B	11,597	538,913
Littelfuse Inc.[a]	4,914	207,518
Molex Inc.	14,362	321,852
Molex Inc. Class A NVS	15,768	299,592

		12,744,723

ELECTRONICS – 5.34%
Agilent Technologies Inc.[a]	77,691	2,817,076
Amphenol Corp. Class A	38,022	1,756,997
Arrow Electronics Inc.[a]	26,707	814,563
Avnet Inc.[a]	33,760	1,079,307
AVX Corp.	11,469	177,196
Benchmark Electronics Inc.[a]	14,572	315,338
Brady Corp. Class A	10,942	375,967
Checkpoint Systems Inc.[a]	8,623	194,793
Dionex Corp.[a]	3,959	322,936
Flextronics International Ltd.[a,b]	180,700	1,400,425
FLIR Systems Inc.[a]	33,891	1,036,726
Itron Inc.[a]	8,931	710,997
Jabil Circuit Inc.	44,785	686,106
Mettler-Toledo International Inc.[a]	7,413	930,183
National Instruments Corp.	13,703	473,850
PerkinElmer Inc.	26,039	652,277
Plexus Corp.[a]	8,769	324,891
Thomas & Betts Corp.[a]	11,904	499,254
Trimble Navigation Ltd.[a]	26,844	878,067
Tyco Electronics Ltd.	101,881	3,272,418
Vishay Intertechnology Inc.[a]	38,395	399,692

Security	Shares	Value
Woodward Governor Co.	12,894	$413,253

		19,532,312

ENGINEERING & CONSTRUCTION – 2.65%
AECOM Technology Corp.[a]	21,981	660,969
EMCOR Group Inc.[a]	14,402	411,321
Fluor Corp.	40,345	2,131,830
Foster Wheeler AGa,b	28,166	844,417
Granite Construction Inc.	7,651	257,150
Insituform Technologies Inc. Class Aa	8,592	205,950
Jacobs Engineering Group Inc.[a]	27,483	1,325,230
KBR Inc.	36,057	796,139
McDermott International Inc.[a]	50,616	1,387,384
Shaw Group Inc. (The)[a]	18,515	708,754
URS Corp.[a]	18,637	957,010

		9,686,154

ENVIRONMENTAL CONTROL – 2.47%
Clean Harbors Inc.[a]	5,016	318,165
Mine Safety Appliances Co.	7,065	207,640
Nalco Holding Co.	30,713	759,533
Republic Services Inc.	68,860	2,136,726
Stericycle Inc.[a,b]	18,948	1,116,037
Tetra Tech Inc.[a]	13,241	322,418
Waste Connections Inc.[a]	17,575	629,009
Waste Management Inc.	101,789	3,530,043

		9,019,571

FOREST PRODUCTS & PAPER – 1.24%
Louisiana-Pacific Corp.[a]	27,284	320,860
MeadWestvaco Corp.	33,347	906,038
Rock-Tenn Co. Class A	8,676	447,682
Temple-Inland Inc.	23,736	553,523
Weyerhaeuser Co.	46,780	2,316,546

		4,544,649

HAND & MACHINE TOOLS – 0.55%
Baldor Electric Co.	9,391	360,708
Kennametal Inc.	17,918	588,785
Lincoln Electric Holdings Inc.	9,056	542,817
Regal Beloit Corp.	8,229	520,649

		2,012,959

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
HOUSEHOLD PRODUCTS & WARES – 0.48%
Fortune Brands Inc.	33,467	$1,754,340

		1,754,340

HOUSEWARES – 0.12%
Toro Co. (The)	7,527	428,587

		428,587

INTERNET – 0.11%
CyberSource Corp.[a]	15,637	401,558

		401,558

IRON & STEEL – 0.07%
Schnitzer Steel Industries Inc. Class A	4,844	261,576

		261,576

MACHINERY – 7.85%
AGCO Corp.[a]	20,429	715,424
Astec Industries Inc.[a]	3,815	126,353
Bucyrus International Inc.	16,599	1,045,903
Caterpillar Inc.	138,416	9,424,745
Cognex Corp.	8,024	167,782
Cummins Inc.	40,177	2,901,985
Deere & Co.	93,826	5,612,671
Flowserve Corp.	12,552	1,438,208
Gardner Denver Inc.	11,572	581,956
Graco Inc.	13,413	465,163
IDEX Corp.	18,022	605,539
Joy Global Inc.	22,663	1,287,485
Manitowoc Co. Inc. (The)	29,090	407,551
Nordson Corp.	6,824	490,100
Rockwell Automation Inc.	31,448	1,909,523
Terex Corp.[a]	24,121	639,689
Wabtec Corp.	10,687	508,487
Zebra Technologies Corp. Class Aa	13,069	379,654

		28,708,218

MANUFACTURING – 28.38%
3M Co.	145,377	12,890,579
A.O. Smith Corp.	5,602	289,231
Actuant Corp. Class A	14,919	342,093
Acuity Brands Inc.	9,629	435,327
AptarGroup Inc.	14,045	604,497
Brink’s Co. (The)	10,793	287,418
Carlisle Companies Inc.	13,633	514,373

Security	Shares	Value
Ceradyne Inc.[a]	5,663	$125,719
CLARCOR Inc.	11,263	425,967
Cooper Industries PLC[b]	37,075	1,820,383
Crane Co.	11,179	401,773
Danaher Corp.	54,946	4,630,849
Donaldson Co. Inc.	15,930	737,559
Dover Corp.	41,350	2,159,297
Eaton Corp.	36,864	2,844,426
ESCO Technologies Inc.	5,886	181,583
General Electric Co.	2,376,757	44,825,638
Harsco Corp.	17,931	555,144
Hexcel Corp.[a]	21,464	347,717
Honeywell International Inc.	155,441	7,378,784
Illinois Tool Works Inc.	95,587	4,884,496
Ingersoll-Rand PLC	70,626	2,611,749
ITT Corp.	40,357	2,242,638
Pall Corp.	26,094	1,017,405
Parker Hannifin Corp.	35,858	2,480,656
Pentair Inc.	21,939	793,314
Roper Industries Inc.	20,210	1,233,214
SPX Corp.	10,945	764,837
Textron Inc.	60,325	1,377,823
Trinity Industries Inc.	17,760	442,046
Tyco International Ltd.	105,790	4,103,594

		103,750,129

METAL FABRICATE & HARDWARE – 1.58%
Kaydon Corp.	7,418	308,811
Mueller Industries Inc.	8,174	242,359
Mueller Water Products Inc. Class A	34,344	192,327
Precision Castparts Corp.	31,565	4,051,052
Timken Co. (The)	17,241	606,539
Valmont Industries Inc.	4,718	392,962

		5,794,050

MINING – 0.40%
Vulcan Materials Co.[b]	25,208	1,443,914

		1,443,914

OIL & GAS SERVICES – 0.10%
World Fuel Services Corp.	13,202	375,333

		375,333

PACKAGING & CONTAINERS – 2.07%
Ball Corp.	21,115	1,123,529

48	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
Bemis Co. Inc.	23,863	$725,674
Crown Holdings Inc.[a]	35,667	927,342
Greif Inc. Class A	5,517	326,496
Owens-Illinois Inc.[a]	36,993	1,311,032
Packaging Corp. of America	22,873	565,649
Pactiv Corp.[a]	29,440	748,070
Sealed Air Corp.	35,288	758,692
Silgan Holdings Inc.	5,609	338,391
Sonoco Products Co.	21,959	727,502

		7,552,377

RETAIL – 0.15%
MSC Industrial Direct Co. Inc. Class A	10,032	546,644

		546,644

SEMICONDUCTORS – 0.10%
Veeco Instruments Inc.[a]	8,311	365,601

		365,601
SOFTWARE – 3.59%
Automatic Data Processing Inc.	111,671	4,842,055
Broadridge Financial Solutions Inc.	27,967	665,894
Fidelity National Information Services Inc.	73,696	1,937,468
Fiserv Inc.[a]	34,354	1,755,146
Global Payments Inc.	18,199	779,099
ManTech International Corp. Class Aa	4,939	222,403
Paychex Inc.	72,104	2,206,382
Total System Services Inc.	43,963	703,848

		13,112,295
TELECOMMUNICATIONS – 0.43%
Anixter International Inc.[a]	6,692	350,661
Black Box Corp.	3,916	122,140
CommScope Inc.[a]	20,906	681,117
NeuStar Inc. Class Aa	16,627	406,863

		1,560,781

TEXTILES – 0.25%
Cintas Corp.	29,602	806,654
G&K Services Inc. Class A	4,099	112,682

		919,336

Security	Shares	Value
TRANSPORTATION – 12.62%
Alexander & Baldwin Inc.	9,286	$330,396
Arkansas Best Corp.	5,006	152,483
C.H. Robinson Worldwide Inc.	37,307	2,249,612
Con-way Inc.	10,962	425,764
CSX Corp.	87,222	4,888,793
Expeditors International of Washington Inc.	47,374	1,930,017
FedEx Corp.	64,829	5,835,258
Forward Air Corp.	6,417	179,804
Genco Shipping & Trading Ltd.[a]	6,022	139,469
Genesee & Wyoming Inc. Class Aa	8,426	329,457
Heartland Express Inc.	12,254	202,681
Hub Group Inc. Class Aa	8,293	265,459
J.B. Hunt Transport Services Inc.	21,317	785,745
Kansas City Southern Industries Inc.[a]	21,432	869,068
Kirby Corp.[a]	11,953	502,982
Knight Transportation Inc.	12,845	273,470
Landstar System Inc.	11,165	493,716
Norfolk Southern Corp.	81,666	4,845,244
Old Dominion Freight Line Inc.[a]	6,698	240,324
Overseas Shipholding Group Inc.	6,020	301,361
Ryder System Inc.	11,921	554,565
Teekay Corp.	9,436	236,372
Union Pacific Corp.	112,113	8,482,470
United Parcel Service Inc. Class B	159,122	11,001,695
UTi Worldwide Inc.	21,954	347,971
Werner Enterprises Inc.	11,486	257,516

		46,121,692

TRUCKING & LEASING – 0.08%
GATX Corp.	9,153	298,754

		298,754

TOTAL COMMON STOCKS (Cost: $410,808,241)		364,848,867

SHORT-TERM INVESTMENTS – 3.47%

MONEY MARKET FUNDS – 3.47%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	10,163,453	10,163,453

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	1,874,215	$1,874,215
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.10%[c,d]	635,241	635,241

		12,672,909

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,672,909)		12,672,909

TOTAL INVESTMENTS IN SECURITIES – 103.27%
(Cost: $423,481,150)		377,521,776

Other Assets, Less Liabilities – (3.27)%		(11,947,607)

NET ASSETS – 100.00%		$365,574,169

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.94%

BANKS – 47.49%
Associated Banc-Corp	40,487	$588,276
BancorpSouth Inc.	19,028	421,280
Bank of America Corp.	2,422,738	43,197,419
Bank of Hawaii Corp.	11,606	613,725
Bank of New York Mellon Corp. (The)	291,427	9,072,122
BB&T Corp.	166,084	5,520,632
BOK Financial Corp.	5,472	297,841
CapitalSource Inc.	63,616	379,788
Cathay General Bancorp	18,748	231,913
CIT Group Inc.[a]	48,749	1,979,209
City National Corp.	10,236	637,498
Comerica Inc.	42,375	1,779,750
Commerce Bancshares Inc.	16,497	683,306
Cullen/Frost Bankers Inc.	13,837	821,364
East West Bancorp Inc.	27,082	530,536
F.N.B. Corp.	27,804	259,133
Fifth Third Bancorp	194,077	2,893,688
First Financial Bankshares Inc.	5,036	269,325
First Horizon National Corp.[a]	54,706	774,090
First Midwest Bancorp Inc.	16,904	256,941
FirstMerit Corp.	20,950	492,325
Fulton Financial Corp.	42,810	449,505
Glacier Bancorp Inc.	17,173	317,529
Hancock Holding Co.	7,708	315,103
Huntington Bancshares Inc.	174,599	1,182,035
IBERIABANK Corp.	6,361	392,092
International Bancshares Corp.[b]	13,013	314,524
KeyCorp	214,396	1,933,852
M&T Bank Corp.[b]	17,402	1,520,065
Marshall & Ilsley Corp.	128,158	1,166,238
MB Financial Inc.	12,167	298,091
National Penn Bancshares Inc.	30,672	224,519
Northern Trust Corp.	58,773	3,231,340
Old National Bancorp	21,443	287,551
PacWest Bancorp	7,350	176,473
Park National Corp.	2,857	195,704
PNC Financial Services Group Inc. (The)[c]	126,018	8,469,670
Popular Inc.[a]	156,445	616,393

Security	Shares	Value
PrivateBancorp Inc.	17,421	$249,469
Prosperity Bancshares Inc.	11,238	440,754
Regions Financial Corp.	289,954	2,563,193
State Street Corp.	120,501	5,241,793
Sterling Bancshares Inc.	25,248	148,458
SunTrust Banks Inc.	121,443	3,594,713
Susquehanna Bancshares Inc.	29,633	323,000
SVB Financial Group[a]	9,892	486,983
Synovus Financial Corp.	101,475	305,440
TCF Financial Corp.	32,383	603,295
TrustCo Bank Corp. NY	18,117	120,478
Trustmark Corp.	13,552	331,753
U.S. Bancorp	466,123	12,478,113
UMB Financial Corp.	8,156	343,531
Umpqua Holdings Corp.	27,736	414,376
United Bankshares Inc.[b]	10,516	305,385
Valley National Bancorp	37,749	613,044
Webster Financial Corp.	17,291	358,270
Wells Fargo & Co.	1,194,659	39,555,159
Westamerica Bancorporation[b]	7,080	416,092
Whitney Holding Corp.	23,570	322,909
Wilmington Trust Corp.	21,518	372,907
Wintrust Financial Corp.	7,392	275,722
Zions Bancorporation	33,733	969,149

		163,624,831

COMMERCIAL SERVICES – 6.21%
Equifax Inc.	30,827	1,035,787
MasterCard Inc. Class A	23,439	5,813,810
Moody’s Corp.	46,005	1,137,244
Visa Inc. Class A	114,328	10,315,815
Western Union Co.	168,894	3,082,315

		21,384,971

DIVERSIFIED FINANCIAL SERVICES – 43.28%
Affiliated Managers Group Inc.[a]	10,173	856,363
American Express Co.	256,565	11,832,778
AmeriCredit Corp.[a,b]	16,602	397,452
Ameriprise Financial Inc.	62,256	2,886,188
BlackRock Inc.[c]	10,252	1,886,368
Capital One Financial Corp.	109,052	4,733,947
Charles Schwab Corp. (The)	235,829	4,549,141
Citigroup Inc.[a]	5,020,479	21,939,493
CME Group Inc.	16,320	5,359,651

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2010

Security	Shares	Value
Discover Financial Services	132,706	$2,051,635
E*TRADE Financial Corp.[a]	455,311	764,922
Eaton Vance Corp.	28,426	1,001,732
Federated Investors Inc. Class B	25,095	605,291
Franklin Resources Inc.	37,939	4,387,266
GLG Partners Inc.[a,b]	41,619	134,846
Goldman Sachs Group Inc. (The)	105,086	15,258,487
Greenhill & Co. Inc.[b]	6,330	556,344
IntercontinentalExchange Inc.[a]	17,901	2,087,794
Invesco Ltd.[b]	104,634	2,405,536
Investment Technology Group Inc.[a]	10,675	185,425
Janus Capital Group Inc.	43,753	616,042
Jefferies Group Inc.[b]	26,777	728,870
JPMorgan Chase & Co.	968,593	41,242,690
KBW Inc.[a]	8,500	254,575
Knight Capital Group Inc. Class Aa	22,403	348,367
Legg Mason Inc.	39,088	1,238,699
MF Global Holdings Ltd.[a,b]	24,076	221,981
Morgan Stanley	302,213	9,132,877
NASDAQ OMX Group Inc. (The)[a]	40,502	850,542
NYSE Euronext Inc.	63,202	2,062,281
optionsXpress Holdings Inc.[a]	11,031	195,800
Piper Jaffray Companies[a]	4,803	189,046
Raymond James Financial Inc.	24,137	739,558
SLM Corp.[a]	115,819	1,417,624
Stifel Financial Corp.[a]	7,334	420,458
T. Rowe Price Group Inc.	63,082	3,627,846
TD AMERITRADE Holding Corp.[a]	57,594	1,153,032
Waddell & Reed Financial Inc. Class A	21,005	779,706

		149,100,653

INSURANCE – 0.34%
Fidelity National Financial Inc. Class A	55,788	846,862
MGIC Investment Corp.[a,b]	29,993	312,827

		1,159,689

SAVINGS & LOANS – 2.12%
Astoria Financial Corp.	21,499	346,994
Capitol Federal Financial	5,145	193,915
First Niagara Financial Group Inc.	50,807	706,217
Hudson City Bancorp Inc.	117,594	1,564,000
New York Community Bancorp Inc.	103,273	1,700,907

Security	Shares	Value
NewAlliance Bancshares Inc.	24,375	$317,606
People’s United Financial Inc.	91,407	1,419,551
Provident Financial Services Inc.	13,811	182,029
TFS Financial Corp.	22,895	323,735
Washington Federal Inc.	27,335	562,281

		7,317,235

SOFTWARE – 0.50%
MSCI Inc. Class Aa	25,529	884,580
SEI Investments Co.	38,042	854,423

		1,739,003

TOTAL COMMON STOCKS
(Cost: $382,590,435)		344,326,382

SHORT-TERM INVESTMENTS – 1.51%

MONEY MARKET FUNDS – 1.51%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.21%[c,d,e]	4,244,802	4,244,802
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	782,772	782,772
BlackRock Cash Funds: Treasury, SL Agency Shares 0.10%[c,d]	188,260	188,260

		5,215,834

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,215,834)		5,215,834

TOTAL INVESTMENTS IN SECURITIES – 101.45%
(Cost: $387,806,269)		349,542,216

Other Assets, Less Liabilities – (1.45)%		(5,007,535)

NET ASSETS – 100.00%		$344,534,681

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

52	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.81%

REAL ESTATE MANAGEMENT/SERVICES – 2.56%
CB Richard Ellis Group Inc. Class Aa	2,672,578	$46,289,051
Jones Lang LaSalle Inc.	438,045	34,552,990

		80,842,041

REAL ESTATE OPERATING/DEVELOPMENT – 6.83%
Brookfield Properties Corp.	2,768,182	44,235,548
Forest City Enterprises Inc. Class Aa,b	1,273,221	19,671,265
Forestar Group Inc.[a]	381,683	8,603,135
Plum Creek Timber Co. Inc.[b]	1,739,712	69,240,538
Rayonier Inc.	849,186	41,593,130
St. Joe Co. (The)[a,b]	980,136	32,383,693

		215,727,309

REITs – APARTMENTS – 13.99%
American Campus Communities Inc.	563,329	15,868,978
Apartment Investment and Management Co. Class A	1,248,828	27,986,235
AvalonBay Communities Inc.	870,164	90,531,863
BRE Properties Inc. Class A	664,580	27,752,861
Camden Property Trust	685,253	33,186,803
Equity Residential	2,926,116	132,465,271
Essex Property Trust Inc.	311,156	32,926,528
Home Properties Inc.	358,612	17,819,430
Mid-America Apartment Communities Inc.	307,923	17,018,904
Post Properties Inc.	517,939	13,342,109
UDR Inc.	1,633,147	33,169,216

		442,068,198

REITs – DIVERSIFIED – 11.28%
Colonial Properties Trust	708,869	11,178,864
Digital Realty Trust Inc.[b]	832,255	48,853,369
Duke Realty Corp.	2,391,982	32,363,517
Entertainment Properties Trust	449,049	19,632,422
Lexington Realty Trust	1,078,655	7,636,877
Liberty Property Trust	1,193,155	40,340,571
Potlatch Corp.	422,218	15,816,286
Vornado Realty Trust	1,925,020	160,488,917

Security	Shares	Value
Washington Real Estate Investment Trust	638,358	$20,076,359

		356,387,182

REITs – HEALTH CARE – 10.98%
HCP Inc.	3,139,862	100,852,367
Health Care REIT Inc.	1,314,487	59,059,901
Healthcare Realty Trust Inc.	628,698	15,176,770
Nationwide Health Properties Inc.	1,254,798	43,943,026
Omega Healthcare Investors Inc.	909,686	18,211,914
Senior Housing Properties Trust	1,356,864	30,502,303
Ventas Inc.	1,672,290	78,982,256

		346,728,537

REITs – HOTELS – 6.07%
DiamondRock Hospitality Co.[a]	1,303,224	14,322,432
Hospitality Properties Trust	1,318,523	34,927,674
Host Hotels & Resorts Inc.	6,744,296	109,662,253
LaSalle Hotel Properties	737,469	19,432,308
Sunstone Hotel Investors Inc.[a]	1,049,745	13,363,254

		191,707,921

REITs – MANUFACTURED HOMES – 0.57%
Equity Lifestyle Properties Inc.	324,584	18,017,658

		18,017,658

REITs – MORTGAGE – 5.54%
Annaly Capital Management Inc.	5,906,732	100,119,107
Chimera Investment Corp.	7,568,302	30,802,989
Hatteras Financial Corp.	386,843	10,317,103
MFA Financial Inc.	2,996,489	21,305,037
Redwood Trust Inc.	745,234	12,430,503

		174,974,739

REITs – OFFICE PROPERTY – 12.43%
Alexandria Real Estate Equities Inc.[b]	472,083	33,428,197
BioMed Realty Trust Inc.	1,184,578	21,926,539
Boston Properties Inc.	1,480,825	116,777,860
Brandywine Realty Trust	1,374,300	17,508,582
Corporate Office Properties Trust	620,025	25,080,011

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2010

Security	Shares	Value
Douglas Emmett Inc.	1,294,897	$21,676,576
Franklin Street Properties Corp.	769,829	11,347,279
Highwoods Properties Inc.	756,103	24,172,613
HRPT Properties Trust	2,729,948	21,402,792
Kilroy Realty Corp.	546,663	19,166,005
Mack-Cali Realty Corp.	846,298	29,078,799
SL Green Realty Corp.[b]	820,956	51,038,835

		392,604,088

REITs – OUTLET CENTERS – 1.81%
National Retail Properties Inc.	880,617	20,720,918
Realty Income Corp.[b]	1,114,271	36,536,946

		57,257,864

REITs – REGIONAL MALLS – 11.94%
CBL & Associates Properties Inc.[b]	1,473,382	21,511,377
Macerich Co. (The)	1,346,059	60,182,298
Simon Property Group Inc.	3,046,483	271,197,917
Taubman Centers Inc.	562,279	24,386,040

		377,277,632

REITs – SHOPPING CENTERS – 7.24%
Developers Diversified Realty Corp.	2,019,402	24,818,451
Federal Realty Investment Trust	650,755	50,361,929
Kimco Realty Corp.	4,293,042	66,928,525
Regency Centers Corp.	956,619	39,269,210
Tanger Factory Outlet Centers Inc.	430,482	17,908,051
Weingarten Realty Investors	1,278,193	29,551,822

		228,837,988

REITs – STORAGE – 4.21%
Public Storage	1,373,620	133,117,514

		133,117,514

REITs – WAREHOUSE/INDUSTRIAL – 4.36%
AMB Property Corp.	1,731,338	48,235,077
DCT Industrial Trust Inc.	2,212,087	11,635,577
EastGroup Properties Inc.	277,536	11,345,672

Security	Shares	Value
ProLogis	5,056,561	$66,594,908

		137,811,234

TOTAL COMMON STOCKS
(Cost: $3,187,006,093)		3,153,359,905

SHORT-TERM INVESTMENTS – 7.28%

MONEY MARKET FUNDS – 7.28%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	190,977,069	190,977,069
BlackRock Cash Funds: Prime,
SL Agency Shares 0.19%[c,d,e]	35,217,557	35,217,557
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.10%[c,d]	3,767,575	3,767,575

		229,962,201

TOTAL SHORT-TERM INVESTMENTS
(Cost: $229,962,201)		229,962,201

TOTAL INVESTMENTS IN SECURITIES – 107.09%
(Cost: $3,416,968,294)		3,383,322,106

Other Assets, Less Liabilities – (7.09)%		(223,932,397)

NET ASSETS – 100.00%		$3,159,389,709

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

54	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE KLD SELECT SOCIAL INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.87%

ADVERTISING – 0.11%
Omnicom Group Inc.	3,309	$141,162

		141,162

AEROSPACE & DEFENSE – 1.46%
General Dynamics Corp.	1,687	128,820
Lockheed Martin Corp.	1,581	134,211
Raytheon Co.	2,907	169,478
Rockwell Collins Inc.	10,378	674,570
United Technologies Corp.	10,939	819,878

		1,926,957

AGRICULTURE – 0.08%
Monsanto Co.	1,744	109,977

		109,977

AIRLINES – 0.33%
Southwest Airlines Co.	32,850	432,963

		432,963

APPAREL – 0.96%
Coach Inc.	3,969	165,706
Nike Inc. Class B	14,478	1,099,025

		1,264,731

AUTO MANUFACTURERS – 0.48%
Ford Motor Co.[a]	48,613	632,941

		632,941

AUTO PARTS & EQUIPMENT – 0.39%
Johnson Controls Inc.	15,343	515,371

		515,371

BANKS – 6.27%
Bank of America Corp.	119,130	2,124,088
Bank of New York Mellon Corp. (The)	15,610	485,939
BB&T Corp.	10,171	338,084
Comerica Inc.	5,356	224,952
First Horizon National Corp.[a]	10,083	142,675
KeyCorp	22,018	198,602
M&T Bank Corp.[b]	4,121	359,969
Northern Trust Corp.	7,041	387,114
PNC Financial Services Group Inc. (The)[c]	6,526	438,613
State Street Corp.	7,684	334,254
SunTrust Banks Inc.	7,834	231,887
Synovus Financial Corp.	66,503	200,174

Security	Shares	Value
U.S. Bancorp	25,935	$694,280
Wells Fargo & Co.	63,566	2,104,670

		8,265,301

BEVERAGES – 2.19%
Brown-Forman Corp. Class B NVS	4,894	284,733
Coca-Cola Co. (The)	19,772	1,056,813
Molson Coors Brewing Co. Class B NVS	4,816	213,638
PepsiCo Inc.	20,398	1,330,358

		2,885,542

BIOTECHNOLOGY – 1.56%
Amgen Inc.[a]	2,190	125,618
Celgene Corp.[a]	2,033	125,944
Genzyme Corp.[a]	33,931	1,806,487

		2,058,049

CHEMICALS – 1.52%
Air Products and Chemicals Inc.	6,817	523,409
Dow Chemical Co. (The)	12,038	371,132
E.I. du Pont de Nemours and Co.	3,653	145,536
Ecolab Inc.	6,553	320,048
Mosaic Co. (The)	2,091	106,934
PPG Industries Inc.	2,029	142,781
Praxair Inc.	4,642	388,860

		1,998,700

COAL – 0.19%
CONSOL Energy Inc.	2,980	133,147
Peabody Energy Corp.	2,638	123,247

		256,394

COMMERCIAL SERVICES – 1.74%
Accenture PLC Class Ab	21,802	951,439
H&R Block Inc.	8,268	151,387
Manpower Inc.	2,461	138,062
MasterCard Inc. Class A	535	132,701
McKesson Corp.	2,864	185,616
Moody’s Corp.	5,198	128,495
Visa Inc. Class A	5,127	462,609
Western Union Co.	7,768	141,766

		2,292,075

COMPUTERS – 6.61%
Apple Inc.[a]	9,871	2,577,515
Dell Inc.[a]	51,145	827,526

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® FTSE KLD SELECT SOCIAL INDEX FUND

April 30, 2010

Security	Shares	Value
Hewlett-Packard Co.	40,778	$2,119,233
International Business Machines Corp.	22,809	2,942,361
NetApp Inc.[a]	7,346	254,686

		8,721,321

COSMETICS & PERSONAL CARE – 3.48%
Avon Products Inc.	8,486	274,352
Colgate-Palmolive Co.	11,036	928,128
Estee Lauder Companies Inc. (The) Class A	4,499	296,574
Procter & Gamble Co. (The)	49,727	3,091,030

		4,590,084

DISTRIBUTION & WHOLESALE – 0.12%
W.W. Grainger Inc.	1,374	151,882

		151,882

DIVERSIFIED FINANCIAL SERVICES – 5.55%
American Express Co.	18,091	834,357
Ameriprise Financial Inc.	4,215	195,407
Capital One Financial Corp.	7,691	333,866
Charles Schwab Corp. (The)	10,279	198,282
Citigroup Inc.[a]	185,315	809,827
CME Group Inc.	2,412	792,125
Franklin Resources Inc.	2,278	263,428
Goldman Sachs Group Inc. (The)	5,130	744,876
IntercontinentalExchange Inc.[a]	1,657	193,256
JPMorgan Chase & Co.	45,252	1,926,830
Legg Mason Inc.	4,901	155,313
Morgan Stanley	8,287	250,433
NYSE Euronext Inc.	6,954	226,909
SLM Corp.[a]	13,165	161,140
T. Rowe Price Group Inc.	4,165	239,529

		7,325,578

ELECTRIC – 3.10%
Consolidated Edison Inc.	19,667	888,948
Exelon Corp.	23,554	1,026,719
FPL Group Inc.	9,907	515,659
Northeast Utilities	26,086	724,930
NSTAR	25,663	939,266

		4,095,522

Security	Shares	Value
ELECTRICAL COMPONENTS & EQUIPMENT – 0.45%
Emerson Electric Co.	11,387	$594,743

		594,743

ELECTRONICS – 0.56%
Agilent Technologies Inc.[a]	15,003	544,009
Thermo Fisher Scientific Inc.[a]	3,442	190,274

		734,283

ENERGY – ALTERNATE SOURCES – 0.21%
First Solar Inc.[a]	1,956	280,784

		280,784

ENGINEERING & CONSTRUCTION – 0.12%
Fluor Corp.	2,903	153,395

		153,395

FOOD – 4.94%
Campbell Soup Co.	24,243	869,354
General Mills Inc.	17,577	1,251,131
H.J. Heinz Co.	23,223	1,088,462
Hormel Foods Corp.	3,501	142,701
Kellogg Co.	12,879	707,572
Kraft Foods Inc. Class A	24,453	723,809
McCormick & Co. Inc. NVS	6,692	264,802
Safeway Inc.	10,061	237,440
Sysco Corp.	27,638	871,702
Whole Foods Market Inc.[a]	9,308	363,198

		6,520,171

FOREST PRODUCTS & PAPER – 0.30%
International Paper Co.	5,308	141,936
Weyerhaeuser Co.	5,211	258,049

		399,985

HEALTH CARE – PRODUCTS – 4.98%
Baxter International Inc.	21,614	1,020,613
Becton, Dickinson and Co.	24,938	1,904,515
Johnson & Johnson	46,281	2,975,868
Medtronic Inc.	15,413	673,394

		6,574,390

HEALTH CARE – SERVICES – 1.62%
Aetna Inc.	21,767	643,215
Humana Inc.[a]	3,575	163,449
Quest Diagnostics Inc.	4,929	281,742
UnitedHealth Group Inc.[a]	16,101	488,021

56	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE KLD SELECT SOCIAL INDEX FUND

April 30, 2010

Security	Shares	Value
WellPoint Inc.[a]	10,513	$565,599

		2,142,026

HOME FURNISHINGS – 0.27%
Harman International Industries Inc.[a]	2,867	113,189
Whirlpool Corp.	2,262	246,264

		359,453

HOUSEHOLD PRODUCTS & WARES – 0.79%
Avery Dennison Corp.	4,401	171,771
Clorox Co. (The)	7,691	497,607
Kimberly-Clark Corp.	6,145	376,443

		1,045,821

INSURANCE – 3.08%
ACE Ltd.	2,460	130,847
Aflac Inc.	7,721	393,462
Allstate Corp. (The)	6,572	214,707
Berkshire Hathaway Inc. Class Ba	11,189	861,553
Chubb Corp.	6,080	321,450
Cincinnati Financial Corp.	8,471	240,576
Hartford Financial Services Group Inc. (The)	8,080	230,846
MetLife Inc.	7,929	361,404
Principal Financial Group Inc.	6,793	198,491
Prudential Financial Inc.	4,416	280,681
Travelers Companies Inc. (The)	10,355	525,413
Unum Group	5,862	143,443
XL Capital Ltd. Class A	8,732	155,430

		4,058,303

INTERNET – 2.61%
Amazon.com Inc.[a]	2,695	369,377
eBay Inc.[a]	20,248	482,105
Expedia Inc.	5,389	127,234
Google Inc. Class Aa	3,334	1,751,817
Symantec Corp.[a]	23,369	391,898
Yahoo! Inc.[a]	19,183	317,095

		3,439,526

IRON & STEEL – 0.50%
Nucor Corp.	11,760	532,963
United States Steel Corp.	2,283	124,789

		657,752

LODGING – 0.38%
Marriott International Inc. Class A	9,089	334,112

Security	Shares	Value
Wynn Resorts Ltd.	1,880	$165,891

		500,003

MACHINERY – 1.41%
Caterpillar Inc.	7,332	499,236
Cummins Inc.	6,155	444,576
Deere & Co.	9,694	579,895
Rockwell Automation Inc.	5,505	334,263

		1,857,970

MANUFACTURING – 3.52%
3M Co.	7,608	674,601
Cooper Industries PLC[b]	3,617	177,595
Eastman Kodak Co.[a]	32,309	197,731
Eaton Corp.	8,370	645,829
General Electric Co.	122,156	2,303,862
Illinois Tool Works Inc.	4,110	210,021
ITT Corp.	3,660	203,386
Tyco International Ltd.	5,911	229,288

		4,642,313

MEDIA – 1.37%
Comcast Corp. Class A	7,406	146,194
Gannett Co. Inc.	7,825	133,182
McGraw-Hill Companies Inc. (The)	4,374	147,491
New York Times Co. (The) Class Aa	10,608	105,231
Time Warner Cable Inc.	4,829	271,631
Time Warner Inc.	7,018	232,156
Viacom Inc. Class B NVS[a]	4,204	148,527
Walt Disney Co. (The)	12,791	471,221
Washington Post Co. (The) Class B	289	146,569

		1,802,202

MINING – 0.53%
Alcoa Inc.	14,559	195,673
Freeport-McMoRan Copper & Gold Inc.	4,877	368,360
Newmont Mining Corp.	2,478	138,966

		702,999

OFFICE & BUSINESS EQUIPMENT – 0.10%
Pitney Bowes Inc.	5,375	136,525

		136,525

OIL & GAS – 6.54%
Anadarko Petroleum Corp.	4,069	252,929
Apache Corp.	3,938	400,731

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® FTSE KLD SELECT SOCIAL INDEX FUND

April 30, 2010

Security	Shares	Value
Chesapeake Energy Corp.	10,978	$261,276
Chevron Corp.	14,744	1,200,751
ConocoPhillips	19,989	1,183,149
Devon Energy Corp.	8,334	561,128
Diamond Offshore Drilling Inc.[b]	1,418	112,164
EOG Resources Inc.	4,289	480,883
Exxon Mobil Corp.	1,906	129,322
Marathon Oil Corp.	22,516	723,890
Newfield Exploration Co.[a]	3,070	178,643
Noble Corp.[a]	8,022	316,789
Noble Energy Inc.	1,700	129,880
Occidental Petroleum Corp.	7,930	703,074
Pioneer Natural Resources Co.	2,736	175,460
Pride International Inc.[a]	4,534	137,516
Range Resources Corp.	6,638	317,031
Southwestern Energy Co.[a]	6,105	242,246
Transocean Ltd.[a]	4,817	348,992
Ultra Petroleum Corp.[a]	2,695	128,740
Valero Energy Corp.	7,651	159,064
XTO Energy Inc.	10,237	486,462

		8,630,120

OIL & GAS SERVICES – 1.66%
Baker Hughes Inc.	6,356	316,275
Cameron International Corp.[a]	4,004	157,998
Halliburton Co.	6,387	195,762
National Oilwell Varco Inc.	4,048	178,233
Schlumberger Ltd.	13,686	977,454
Smith International Inc.	4,372	208,807
Weatherford International Ltd.[a]	8,858	160,418

		2,194,947

PHARMACEUTICALS – 5.02%
Abbott Laboratories	12,428	635,817
Allergan Inc.	10,633	677,216
Bristol-Myers Squibb Co.	49,500	1,251,855
Eli Lilly and Co.	3,622	126,661
Express Scripts Inc.[a]	1,293	129,468
Gilead Sciences Inc.[a]	11,993	475,762
Medco Health Solutions Inc.[a]	3,946	232,498
Merck & Co. Inc.	37,762	1,323,181
Omnicare Inc.	4,608	128,056
Pfizer Inc.	98,143	1,640,951

		6,621,465

Security	Shares	Value
PIPELINES – 0.11%
Questar Corp.	2,955	$141,692

		141,692

REAL ESTATE INVESTMENT TRUSTS – 1.20%
Boston Properties Inc.	1,970	155,354
Duke Realty Corp.	11,082	149,940
ProLogis	27,441	361,398
Public Storage	1,473	142,748
Regency Centers Corp.	3,655	150,038
Simon Property Group Inc.	2,749	244,716
Vornado Realty Trust	4,486	373,998

		1,578,192

RETAIL – 5.90%
Best Buy Co. Inc.	7,087	323,167
CVS Caremark Corp.	4,759	175,750
Darden Restaurants Inc.	3,029	135,548
Gap Inc. (The)	23,719	586,571
Kohl’s Corp.[a]	12,125	666,754
Lowe’s Companies Inc.	11,173	303,012
McDonald’s Corp.	34,954	2,467,403
Nordstrom Inc.	7,140	295,096
PetSmart Inc.	4,481	148,187
Staples Inc.	23,935	563,190
Starbucks Corp.[a]	22,948	596,189
Target Corp.	7,316	416,061
Tiffany & Co.	6,548	317,447
TJX Companies Inc. (The)	10,493	486,246
Walgreen Co.	8,644	303,836

		7,784,457

SEMICONDUCTORS – 3.92%
Advanced Micro Devices Inc.[a]	34,482	312,407
Applied Materials Inc.	35,689	491,794
Intel Corp.	112,774	2,574,631
Lam Research Corp.[a]	3,535	143,344
LSI Corp.[a]	28,246	170,041
Micron Technology Inc.[a]	23,361	218,425
Texas Instruments Inc.	37,719	981,071
Xilinx Inc.	10,738	276,826

		5,168,539

SOFTWARE – 5.71%
Adobe Systems Inc.[a]	13,618	457,429
Automatic Data Processing Inc.	14,984	649,706

58	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE KLD SELECT SOCIAL INDEX FUND

April 30, 2010

Security	Shares	Value
BMC Software Inc.[a]	3,360	$132,250
CA Inc.	5,797	132,229
Dun & Bradstreet Corp. (The)	1,775	136,622
Electronic Arts Inc.[a]	7,366	142,679
Fiserv Inc.[a]	3,963	202,470
Microsoft Corp.	119,045	3,635,634
Oracle Corp.	64,337	1,662,468
Paychex Inc.	12,312	376,747

		7,528,234

TELECOMMUNICATIONS – 4.14%
American Tower Corp. Class Aa	2,887	117,818
AT&T Inc.	10,313	268,757
Cisco Systems Inc.[a]	92,459	2,488,996
Corning Inc.	22,290	429,083
Millicom International Cellular SA	3,085	272,344
Motorola Inc.[a]	46,167	326,401
QUALCOMM Inc.	29,138	1,128,806
Sprint Nextel Corp.[a]	36,669	155,843
Telephone and Data Systems Inc.	4,182	144,948
Verizon Communications Inc.	4,299	124,198

		5,457,194

TOYS, GAMES & HOBBIES – 0.28%
Mattel Inc.	16,159	372,465

		372,465

TRANSPORTATION – 1.51%
CSX Corp.	4,689	262,818
FedEx Corp.	4,135	372,191
Norfolk Southern Corp.	2,838	168,379
Ryder System Inc.	3,961	184,266
Union Pacific Corp.	2,978	225,315
United Parcel Service Inc. Class B	11,290	780,591

		1,993,560

TOTAL COMMON STOCKS
(Cost: $118,667,576)		131,738,059

SHORT-TERM INVESTMENTS – 0.49%

MONEY MARKET FUNDS – 0.49%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	476,519	476,519

Security	Shares	Value
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[c,d,e]	87,874	$87,874
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	80,623	80,623

		645,016

TOTAL SHORT-TERM INVESTMENTS
(Cost: $645,016)		645,016

TOTAL INVESTMENTS IN SECURITIES – 100.36%
(Cost: $119,312,592)		132,383,075

Other Assets, Less Liabilities – (0.36)%		(468,015)

NET ASSETS – 100.00%		$131,915,060

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments

iSHARES® FTSE KLD 400 SOCIAL INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.83%

ADVERTISING – 0.24%
Omnicom Group Inc.	6,654	$283,860

		283,860

AEROSPACE & DEFENSE – 0.04%
Spirit AeroSystems Holdings Inc. Class Aa	2,247	49,839

		49,839

AIRLINES – 0.30%
AMR Corp.[a]	7,157	52,819
Continental Airlines Inc. Class Ba	2,916	65,172
JetBlue Airways Corp.[a]	4,715	26,357
Southwest Airlines Co.	15,844	208,824

		353,172

APPAREL – 0.94%
Coach Inc.	6,693	279,433
Deckers Outdoor Corp.[a]	272	38,238
Liz Claiborne Inc.[a]	2,010	17,567
Nike Inc. Class B	6,367	483,319
Phillips-Van Heusen Corp.	1,089	68,618
Timberland Co. Class Aa	722	15,523
VF Corp.	2,371	204,902

		1,107,600

AUTO PARTS & EQUIPMENT – 0.55%
BorgWarner Inc.[a]	2,456	106,443
Johnson Controls Inc.	14,285	479,833
Modine Manufacturing Co.[a]	896	12,553
WABCO Holdings Inc.[a]	1,355	44,973

		643,802

BANKS – 7.72%
Bank of Hawaii Corp.	1,020	53,938
Bank of New York Mellon Corp. (The)	25,578	796,243
BB&T Corp.	14,676	487,830
Cathay General Bancorp	1,681	20,794
Comerica Inc.	3,760	157,920
Fifth Third Bancorp	16,931	252,441
First Horizon National Corp.[a]	4,811	68,076
Heartland Financial USA Inc.	350	6,689
KeyCorp	18,782	169,414
M&T Bank Corp.[b]	2,509	219,161
Northern Trust Corp.	5,143	282,762

Security	Shares	Value
PNC Financial Services Group Inc. (The)[c]	11,040	$741,998
Popular Inc.[a]	13,525	53,289
Regions Financial Corp.	25,466	225,119
State Street Corp.	10,540	458,490
SunTrust Banks Inc.	10,644	315,062
Synovus Financial Corp.	10,439	31,421
U.S. Bancorp	40,416	1,081,936
Umpqua Holdings Corp.	2,050	30,627
Wells Fargo & Co.	110,468	3,657,596

		9,110,806

BEVERAGES – 1.99%
Green Mountain Coffee Roasters Inc.[a]	919	66,775
Peet’s Coffee & Tea Inc.[a]	278	11,014
PepsiCo Inc.	34,772	2,267,830

		2,345,619

BIOTECHNOLOGY – 1.93%
Affymetrix Inc.[a]	1,493	10,361
Amgen Inc.[a]	21,199	1,215,975
Biogen Idec Inc.[a]	5,761	306,773
Genzyme Corp.[a]	5,671	301,924
Illumina Inc.[a]	2,577	107,899
Life Technologies Corp.[a]	3,866	211,509
Millipore Corp.[a]	1,174	124,620

		2,279,061

BUILDING MATERIALS – 0.21%
Apogee Enterprises Inc.	586	8,052
Masco Corp.	7,667	124,435
Owens Corning[a]	2,719	94,567
Simpson Manufacturing Co. Inc.	779	26,478

		253,532

CHEMICALS – 1.38%
Air Products and Chemicals Inc.	4,491	344,819
Airgas Inc.	1,299	82,422
Ecolab Inc.	5,048	246,544
H.B. Fuller Co.	1,029	24,130
Lubrizol Corp.	1,463	132,167
Minerals Technologies Inc.	404	23,311
Praxair Inc.	6,585	551,626
Sigma-Aldrich Corp.	2,618	155,247
Valspar Corp. (The)	2,113	66,179

60	2010 iSHARESANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE KLD 400 SOCIAL INDEX FUND

April 30, 2010

Security	Shares	Value
Zoltek Companies Inc.[a]	727	$7,154

		1,633,599

COMMERCIAL SERVICES – 0.85%
Capella Education Co.[a]	264	23,924
Convergys Corp.[a]	2,585	32,674
Cross Country Healthcare Inc.[a]	644	6,453
Deluxe Corp.	1,085	22,752
DeVry Inc.	1,518	94,708
Kelly Services Inc. Class Aa	668	10,741
Manpower Inc.	1,652	92,677
McKesson Corp.	5,757	373,111
Monster Worldwide Inc.[a]	2,667	46,486
PHH Corp.[a]	1,053	23,893
Quanta Services Inc.[a]	4,405	88,673
R.R. Donnelley & Sons Co.	4,332	93,095
Robert Half International Inc.	3,172	86,849
Team Inc.[a]	402	6,995

		1,003,031

COMPUTERS – 7.01%
Dell Inc.[a]	41,690	674,544
Echelon Corp.[a]	642	6,067
EMC Corp.[a]	43,416	825,338
FactSet Research Systems Inc.	748	56,265
Hewlett-Packard Co.	50,019	2,599,487
Imation Corp.[a]	796	8,629
International Business Machines Corp.	27,700	3,573,300
Lexmark International Inc. Class Aa	1,662	61,577
NetApp Inc.[a]	7,244	251,149
Palm Inc.[a,b]	3,591	20,828
Seagate Technology[a]	10,645	195,549

		8,272,733

COSMETICS & PERSONAL CARE – 4.49%
Alberto-Culver Co.	2,070	59,616
Avon Products Inc.	9,095	294,041
Colgate-Palmolive Co.	10,637	894,572
Estee Lauder Companies Inc. (The) Class A	2,537	167,239
Procter & Gamble Co. (The)	62,494	3,884,627

		5,300,095

DISTRIBUTION & WHOLESALE – 0.41%
Fastenal Co.[b]	3,130	171,180

Security	Shares	Value
Genuine Parts Co.	3,420	$146,376
W.W. Grainger Inc.	1,550	171,337

		488,893

DIVERSIFIED FINANCIAL SERVICES – 3.27%
American Express Co.	25,290	1,166,375
BlackRock Inc.[c]	1,008	185,472
Capital One Financial Corp.	9,634	418,212
Charles Schwab Corp. (The)	25,385	489,677
CME Group Inc.	1,426	468,313
Franklin Resources Inc.	3,656	422,780
Invesco Ltd.	9,165	210,703
NYSE Euronext Inc.	5,547	180,999
T. Rowe Price Group Inc.	5,534	318,260
TradeStation Group Inc.[a]	451	3,770

		3,864,561

ELECTRIC – 0.86%
Alliant Energy Corp.	2,339	79,994
Avista Corp.	1,151	24,896
Calpine Corp.[a]	6,996	95,355
Cleco Corp.	1,284	35,182
Consolidated Edison Inc.	5,997	271,064
IDACORP Inc.	997	35,972
ITC Holdings Corp.	1,099	61,357
MGE Energy Inc.	482	17,718
Northeast Utilities	3,750	104,213
NSTAR	2,280	83,448
OGE Energy Corp.	2,079	86,029
Ormat Technologies Inc.	380	12,107
Pepco Holdings Inc.	4,763	79,733
Portland General Electric Co.	1,596	31,728

		1,018,796

ELECTRICAL COMPONENTS & EQUIPMENT – 0.94%
American Superconductor Corp.[a,b]	945	27,575
AMETEK Inc.	2,300	99,475
Emerson Electric Co.	16,070	839,336
Energy Conversion Devices Inc.[a,b]	930	6,622
General Cable Corp.[a]	1,099	31,398
Hubbell Inc. Class B	1,121	52,093
Molex Inc.	1,516	33,974
SunPower Corp. Class Aa,b	1,150	19,032

		1,109,505

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® FTSE KLD 400 SOCIAL INDEX FUND

April 30, 2010

Security	Shares	Value
ELECTRONICS – 0.85%
Arrow Electronics Inc.[a]	2,563	$78,171
Brady Corp. Class A	1,006	34,566
Dionex Corp.[a]	373	30,426
Garmin Ltd.[b]	3,202	119,691
Itron Inc.[a]	838	66,713
Thermo Fisher Scientific Inc.[a]	8,718	481,931
Thomas & Betts Corp.[a]	1,133	47,518
Waters Corp.[a]	2,020	145,420

		1,004,436

ENERGY – ALTERNATE SOURCES – 0.17%
Clean Energy Fuels Corp.[a,b]	630	11,101
First Solar Inc.[a]	1,352	194,079

		205,180

ENGINEERING & CONSTRUCTION – 0.06%
EMCOR Group Inc.[a]	1,389	39,670
Granite Construction Inc.	822	27,627

		67,297

ENVIRONMENTAL CONTROL – 0.21%
Calgon Carbon Corp.[a]	1,156	17,918
Darling International Inc.[a]	1,731	16,427
Nalco Holding Co.	2,926	72,360
Stericycle Inc.[a]	1,815	106,904
Tetra Tech Inc.[a]	1,280	31,168

		244,777

FOOD – 3.23%
Campbell Soup Co.	5,530	198,306
Dean Foods Co.[a]	3,805	59,738
Flowers Foods Inc.	1,971	51,956
General Mills Inc.	7,000	498,260
H.J. Heinz Co.	6,718	314,873
Hain Celestial Group Inc.[a]	864	17,090
J.M. Smucker Co. (The)	2,499	152,614
Kellogg Co.	6,071	333,541
Kraft Foods Inc. Class A	36,779	1,088,658
McCormick & Co. Inc. NVS	2,563	101,418
Safeway Inc.	8,654	204,234
Sara Lee Corp.	14,873	211,494
Sysco Corp.	12,566	396,332
Tootsie Roll Industries Inc.	599	15,933
United Natural Foods Inc.[a]	902	27,682

Security	Shares	Value
Whole Foods Market Inc.[a]	3,657	$142,696

		3,814,825

FOREST PRODUCTS & PAPER – 0.36%
Domtar Corp.[a]	896	63,473
MeadWestvaco Corp.	3,616	98,247
Rock-Tenn Co. Class A	608	31,373
Wausau Paper Corp.[a]	1,043	9,230
Weyerhaeuser Co.	4,458	220,760

		423,083

GAS – 0.46%
AGL Resources Inc.	1,628	64,322
Atmos Energy Corp.	1,936	57,267
Energen Corp.	1,535	75,015
New Jersey Resources Corp.	889	33,542
Nicor Inc.	952	41,422
NiSource Inc.	5,802	94,573
Northwest Natural Gas Co.	565	26,775
Piedmont Natural Gas Co.	1,565	43,037
UGI Corp.	2,340	64,327
WGL Holdings Inc.	1,054	37,670

		537,950

HAND & MACHINE TOOLS – 0.30%
Baldor Electric Co.	981	37,680
Lincoln Electric Holdings Inc.	897	53,766
Snap-on Inc.	1,233	59,406
Stanley Black & Decker Inc.	3,355	208,514

		359,366

HEALTH CARE – PRODUCTS – 6.66%
Baxter International Inc.	12,879	608,146
Beckman Coulter Inc.	1,488	92,851
Becton, Dickinson and Co.	5,036	384,599
Edwards Lifesciences Corp.[a]	1,203	124,005
Gen-Probe Inc.[a]	1,038	49,191
Henry Schein Inc.[a]	1,940	117,312
Hill-Rom Holdings Inc.	1,319	41,826
IDEXX Laboratories Inc.[a]	1,257	83,138
Intuitive Surgical Inc.[a]	833	300,346
Invacare Corp.	659	17,417
Johnson & Johnson	59,163	3,804,181
Medtronic Inc.	23,572	1,029,861
Patterson Companies Inc.	2,562	81,958
St. Jude Medical Inc.[a]	6,956	283,944

62	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE KLD 400 SOCIAL INDEX FUND

April 30, 2010

Security	Shares	Value
Stryker Corp.	6,342	$364,285
TECHNE Corp.	791	52,404
Varian Medical Systems Inc.[a]	2,662	150,084
Zimmer Holdings Inc.[a]	4,591	279,638

		7,865,186

HEALTH CARE – SERVICES – 0.81%
Health Management Associates Inc. Class Aa	5,344	49,806
Humana Inc.[a]	3,621	165,552
Molina Healthcare Inc.[a]	218	6,359
Quest Diagnostics Inc.	3,826	218,694
WellPoint Inc.[a]	9,480	510,024

		950,435

HOME BUILDERS – 0.12%
KB Home	1,868	34,614
Pulte Homes Inc.[a]	8,049	105,361

		139,975

HOME FURNISHINGS – 0.20%
Harman International Industries Inc.[a]	1,472	58,114
Whirlpool Corp.	1,601	174,301

		232,415

HOUSEHOLD PRODUCTS & WARES – 0.86%
Avery Dennison Corp.	2,379	92,852
Church & Dwight Co. Inc.	1,500	103,875
Clorox Co. (The)	2,978	192,676
Kimberly-Clark Corp.	8,861	542,825
Tupperware Brands Corp.	1,327	67,770
WD-40 Co.	351	12,366

		1,012,364

INSURANCE – 2.50%
Aflac Inc.	9,951	507,103
Chubb Corp.	7,020	371,147
CIGNA Corp.	5,879	188,481
Cincinnati Financial Corp.	3,463	98,349
Erie Indemnity Co. Class A	814	37,696
Hartford Financial Services Group Inc. (The)	9,475	270,701
Lincoln National Corp.	6,461	197,642
Phoenix Companies Inc. (The)[a]	2,449	7,910
Principal Financial Group Inc.	6,767	197,732
Progressive Corp. (The)	14,371	288,713

Security	Shares	Value
StanCorp Financial Group Inc.	986	$44,331
Travelers Companies Inc. (The)	10,968	556,516
Unum Group	7,070	173,003
Wesco Financial Corp.	29	10,993

		2,950,317

INTERNET – 4.40%
Amazon.com Inc.[a]	7,074	969,563
eBay Inc.[a]	27,552	656,013
Google Inc. Class Aa	5,086	2,672,388
Netflix Inc.[a,b]	1,130	111,610
Symantec Corp.[a]	17,322	290,490
Yahoo! Inc.[a]	29,774	492,164

		5,192,228

INVESTMENT COMPANIES – 0.00%
Medallion Financial Corp.	370	2,960

		2,960

IRON & STEEL – 0.28%
Nucor Corp.	6,701	303,689
Schnitzer Steel Industries Inc. Class A	462	24,948

		328,637

LEISURE TIME – 0.14%
Harley-Davidson Inc.[b]	4,972	168,203

		168,203

LODGING – 0.04%
Choice Hotels International Inc.	1,286	46,695

		46,695

MACHINERY – 1.05%
Cummins Inc.	4,294	310,156
Deere & Co.	9,025	539,875
Gardner Denver Inc.	1,095	55,068
Graco Inc.	1,267	43,940
Kadant Inc.[a]	260	5,203
Nordson Corp.	531	38,136
Rockwell Automation Inc.	3,018	183,253
Tennant Co.	399	13,761
Wabtec Corp.	1,006	47,865

		1,237,257

MANUFACTURING – 2.10%
3M Co.	15,084	1,337,498
A.O. Smith Corp.	515	26,589

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® FTSE KLD 400 SOCIAL INDEX FUND

April 30, 2010

Security	Shares	Value
CLARCOR Inc.	1,075	$40,657
Cooper Industries PLC	3,558	174,698
Donaldson Co. Inc.	1,645	76,163
Eastman Kodak Co.[a]	5,684	34,786
Illinois Tool Works Inc.	10,658	544,624
Leggett & Platt Inc.	3,123	76,607
Pall Corp.	2,507	97,748
SPX Corp.	1,067	74,562

		2,483,932

MEDIA – 1.48%
Discovery Communications Inc. Series Aa	2,870	111,069
John Wiley & Sons Inc. Class A	1,039	43,918
New York Times Co. (The) Class Aa	3,059	30,345
Scholastic Corp.	556	15,018
Walt Disney Co. (The)	41,332	1,522,671
Washington Post Co. (The) Class B	51	25,865

		1,748,886

METAL FABRICATE & HARDWARE – 0.08%
Timken Co. (The)	2,042	71,837
Worthington Industries Inc.	1,677	26,782

		98,619

MINING – 0.26%
Alcoa Inc.	21,802	293,019
Horsehead Holding Corp.[a]	925	10,989

		304,008

OFFICE & BUSINESS EQUIPMENT – 0.36%
Pitney Bowes Inc.	4,403	111,836
Xerox Corp.	28,176	307,119

		418,955

OFFICE FURNISHINGS – 0.08%
Herman Miller Inc.	1,137	24,127
HNI Corp.	941	29,209
Interface Inc. Class A	1,196	15,644
Knoll Inc.	995	13,910
Steelcase Inc. Class A	1,240	10,180

		93,070

OIL & GAS – 4.01%
Apache Corp.	7,163	728,907
Chesapeake Energy Corp.	13,712	326,345
Devon Energy Corp.	9,488	638,827

Security	Shares	Value
Diamond Offshore Drilling Inc.	1,474	$116,593
EOG Resources Inc.	5,377	602,869
EQT Corp.	3,068	133,427
Helmerich & Payne Inc.	2,232	90,664
Hess Corp.	6,978	443,452
Newfield Exploration Co.[a]	2,820	164,096
Noble Energy Inc.	3,730	284,972
Pioneer Natural Resources Co.	2,474	158,658
Quicksilver Resources Inc.[a]	1,078	14,952
Southwestern Energy Co.[a]	7,337	291,132
Ultra Petroleum Corp.[a]	3,245	155,014
XTO Energy Inc.	12,334	586,112

		4,736,020

OIL & GAS SERVICES – 0.72%
Cameron International Corp.[a]	5,227	206,257
National Oilwell Varco Inc.	8,903	391,999
Smith International Inc.	5,285	252,412

		850,668

PACKAGING & CONTAINERS – 0.18%
Bemis Co. Inc.	2,272	69,092
Sealed Air Corp.	3,387	72,820
Sonoco Products Co.	2,128	70,501

		212,413

PHARMACEUTICALS – 3.24%
Allergan Inc.	6,494	413,603
Amylin Pharmaceuticals Inc.[a]	3,078	63,530
Cubist Pharmaceuticals Inc.[a]	920	20,626
Endo Pharmaceuticals Holdings Inc.[a]	2,485	54,422
Gilead Sciences Inc.[a]	19,156	759,919
Hospira Inc.[a]	3,503	188,426
Merck & Co. Inc.	66,427	2,327,602

		3,828,128

PIPELINES – 0.75%
National Fuel Gas Co.	1,736	90,307
Questar Corp.	3,702	177,511
Spectra Energy Corp.	13,747	320,855
Williams Companies Inc. (The)	12,458	294,133

		882,806

REAL ESTATE – 0.19%
CB Richard Ellis Group Inc. Class Aa	6,123	106,050

64	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES FTSE KLD 400 SOCIAL INDEX FUND

April 30, 2010

Security	Shares	Value
Forest City Enterprises Inc. Class Aa,b	2,921	$45,130
Jones Lang LaSalle Inc.	894	70,519

		221,699

REAL ESTATE INVESTMENT TRUSTS – 0.52%
AMB Property Corp.	3,586	99,906
Boston Properties Inc.	2,949	232,558
Liberty Property Trust	2,402	81,212
ProLogis	10,098	132,991
Regency Centers Corp.	1,748	71,755

		618,422

RETAIL – 9.29%
AutoZone Inc.[a]	798	147,638
Bed Bath & Beyond Inc.[a]	5,586	256,733
Best Buy Co. Inc.	8,878	404,837
CarMax Inc.[a]	4,773	117,273
Charming Shoppes Inc.[a]	2,443	13,803
Costco Wholesale Corp.	9,382	554,288
CVS Caremark Corp.	29,615	1,093,682
Darden Restaurants Inc.	2,973	133,042
Family Dollar Stores Inc.	2,977	117,770
Foot Locker Inc.	3,294	50,563
Gap Inc. (The)	11,171	276,259
Home Depot Inc. (The)	35,971	1,267,978
J.C. Penney Co. Inc.	5,045	147,163
Jack in the Box Inc.[a]	1,213	28,530
Kohl’s Corp.[a]	6,495	357,160
Limited Brands Inc.	6,910	185,188
Lowe’s Companies Inc.	31,128	844,191
McDonald’s Corp.	23,000	1,623,570
Men’s Wearhouse Inc. (The)	1,089	25,733
Nordstrom Inc.	4,638	191,688
Nu Skin Enterprises Inc. Class A	1,001	30,090
Office Depot Inc.[a]	5,823	39,946
Pep Boys – Manny, Moe & Jack (The)	1,102	13,808
RadioShack Corp.	2,650	57,107
Staples Inc.	15,404	362,456
Starbucks Corp.[a]	15,863	412,121
Target Corp.	16,065	913,616
Tiffany & Co.	2,639	127,939
TJX Companies Inc. (The)	9,041	418,960
Under Armour Inc. Class Aa,b	607	20,486

Security	Shares	Value
Walgreen Co.	21,000	$738,150

		10,971,768

SAVINGS & LOANS – 0.26%
Hudson City Bancorp Inc.	11,266	149,838
NewAlliance Bancshares Inc.	2,273	29,617
People’s United Financial Inc.	8,010	124,395

		303,850

SEMICONDUCTORS – 4.19%
Advanced Micro Devices Inc.[a]	14,237	128,987
Analog Devices Inc.	6,366	190,534
Applied Materials Inc.	28,696	395,431
Cree Inc.[a]	2,273	166,406
Entegris Inc.[a]	2,867	17,747
Intel Corp.	118,599	2,707,615
Lam Research Corp.[a]	2,712	109,972
LSI Corp.[a]	13,966	84,075
Micron Technology Inc.[a]	18,152	169,721
National Semiconductor Corp.	5,107	75,482
Novellus Systems Inc.[a]	2,072	54,287
Texas Instruments Inc.	26,521	689,811
Xilinx Inc.	5,904	152,205

		4,942,273

SOFTWARE – 6.57%
Adobe Systems Inc.[a]	11,179	375,503
Advent Software Inc.[a]	531	23,991
Autodesk Inc.[a]	4,903	166,751
Automatic Data Processing Inc.	10,707	464,256
BMC Software Inc.[a]	3,879	152,677
Cerner Corp.[a]	1,748	148,423
Compuware Corp.[a]	4,844	41,658
Electronic Arts Inc.[a]	6,950	134,621
Microsoft Corp.	187,010	5,711,285
Novell Inc.[a]	7,320	41,065
Paychex Inc.	7,762	237,517
Red Hat Inc.[a]	3,029	90,476
Salesforce.com Inc.[a]	2,006	171,714

		7,759,937

TELECOMMUNICATIONS – 6.82%
Adaptec Inc.[a]	2,562	7,917
ADC Telecommunications Inc.[a]	2,040	16,340
Cisco Systems Inc.[a]	122,088	3,286,609
Corning Inc.	33,165	638,426

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® FTSE KLD 400 SOCIAL INDEX FUND

April 30, 2010

Security	Shares	Value
Frontier Communications Corp.[b]	6,599	$52,528
Leap Wireless International Inc.[a]	1,231	22,552
MetroPCS Communications Inc.[a]	5,758	43,934
Plantronics Inc.	1,036	34,395
Polycom Inc.[a]	1,804	58,720
QUALCOMM Inc.	35,426	1,372,403
Qwest Communications International Inc.	36,808	192,506
Sprint Nextel Corp.[a]	62,901	267,329
Tellabs Inc.	8,278	75,164
Verizon Communications Inc.	60,767	1,755,559
Virgin Media Inc.	7,013	123,359
Windstream Corp.	9,785	108,124

		8,055,865

TOYS, GAMES & HOBBIES – 0.15%
Mattel Inc.	7,736	178,315

		178,315

TRANSPORTATION – 2.75%
Arkansas Best Corp.	533	16,235
C.H. Robinson Worldwide Inc.	3,599	217,020
CSX Corp.	8,353	468,186
Expeditors International of Washington Inc.	4,558	185,693
FedEx Corp.	6,644	598,026
Genesee & Wyoming Inc. Class Aa	816	31,906
J.B. Hunt Transport Services Inc.	2,044	75,342
Kansas City Southern Industries Inc.[a]	2,073	84,060
Norfolk Southern Corp.	7,819	463,901
Ryder System Inc.	1,112	51,730
United Parcel Service Inc. Class B	15,201	1,050,997

		3,243,096

TOTAL COMMON STOCKS
(Cost: $107,927,728)		117,854,820

SHORT-TERM INVESTMENTS – 0.57%

MONEY MARKET FUNDS – 0.57%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	449,763	449,763
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	82,940	82,940

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.10%[c,d]	139,382	$139,382

		672,085

TOTAL SHORT-TERM INVESTMENTS
(Cost: $672,085)		672,085

TOTAL INVESTMENTS IN SECURITIES – 100.40%
(Cost: $108,599,813)		118,526,905

Other Assets, Less Liabilities – (0.40)%		(468,823)

NET ASSETS – 100.00%		$118,058,082

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

66	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.78%

REITs – APARTMENTS – 19.82%
Apartment Investment and Management Co. Class A	1,409,021	$31,576,161
AvalonBay Communities Inc.	980,678	102,029,739
BRE Properties Inc. Class A	737,354	30,791,903
Camden Property Trust	772,821	37,427,721
Equity Residential	3,325,647	150,552,040
Essex Property Trust Inc.[a]	350,582	37,098,587
UDR Inc.	1,840,368	37,377,874

		426,854,025

REITs – DIVERSIFIED – 13.64%
Digital Realty Trust Inc.[a]	922,338	54,141,240
Duke Realty Corp.	2,697,643	36,499,110
Liberty Property Trust	1,356,070	45,848,727
Vornado Realty Trust	1,888,330	157,430,072

		293,919,149

REITs – HEALTH CARE – 12.49%
HCP Inc.	3,530,274	113,392,401
Health Care REIT Inc.	1,481,329	66,556,112
Ventas Inc.	1,885,940	89,072,946

		269,021,459

REITs – HOTELS – 5.74%
Host Hotels & Resorts Inc.	7,600,981	123,591,951

		123,591,951

REITs – OFFICE PROPERTY – 14.52%
Alexandria Real Estate Equities Inc.[a]	531,925	37,665,609
Boston Properties Inc.	1,670,569	131,741,071
Corporate Office Properties Trust	703,389	28,452,085
Douglas Emmett Inc.	1,465,939	24,539,819
Mack-Cali Realty Corp.	947,079	32,541,635
SL Green Realty Corp.	929,995	57,817,789

		312,758,008

REITs – REGIONAL MALLS – 10.89%
Macerich Co. (The)[a]	1,539,086	68,812,535
Simon Property Group Inc.	1,861,777	165,735,389

		234,547,924

REITs – SHOPPING CENTERS – 9.33%
Federal Realty Investment Trust	735,714	56,936,906

Security	Shares	Value
Kimco Realty Corp.	4,837,951	$75,423,656
Regency Centers Corp.	967,137	39,700,974
Weingarten Realty Investors	1,254,992	29,015,415

		201,076,951

REITs – STORAGE – 7.35%
Public Storage	1,633,345	158,287,464

		158,287,464

REITs – WAREHOUSE/INDUSTRIAL – 6.00%
AMB Property Corp.	1,948,486	54,284,820
ProLogis	5,698,940	75,055,040

		129,339,860

TOTAL COMMON STOCKS
(Cost: $2,431,592,495)		2,149,396,791

SHORT-TERM INVESTMENTS – 3.53%

MONEY MARKET FUNDS – 3.53%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.21%[b,c,d]	61,221,499	61,221,499
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[b,c,d]	11,289,688	11,289,688
BlackRock Cash Funds: Treasury, SL Agency Shares
0.10%[b,c]	3,569,269	3,569,269

		76,080,456

TOTAL SHORT-TERM INVESTMENTS
(Cost: $76,080,456)		76,080,456

TOTAL INVESTMENTS IN SECURITIES – 103.31%
(Cost: $2,507,672,951)		2,225,477,247

Other Assets, Less Liabilities – (3.31)%		(71,432,246)

NET ASSETS – 100.00%		$2,154,045,001

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	67

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2010

	iShares Dow Jones U.S.
	Basic Materials Sector Index Fund	Consumer Goods Sector Index Fund	Consumer Services Sector Index Fund	Financial Sector Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$901,783,708	$378,005,378	$229,425,062	$701,172,914
Affiliated issuers (Note 2)	6,846,416	11,785,812	1,618,252	23,878,952

Total cost of investments	$908,630,124	$389,791,190	$231,043,314	$725,051,866

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$782,527,007	$352,640,337	$195,885,121	$553,241,819
Affiliated issuers (Note 2)	6,846,416	11,785,812	1,618,252	23,164,151

Total fair value of investments	789,373,423	364,426,149	197,503,373	576,405,970
Receivables:
Investment securities sold	107,257	–	–	–
Dividends and interest	602,883	593,175	63,738	338,101
Capital shares sold	107,954	38,364	7,285	–

Total Assets	790,191,517	365,057,688	197,574,396	576,744,071

LIABILITIES
Payables:
Investment securities purchased	273,832	–	–	–
Collateral for securities on loan (Note 5)	5,655,301	11,130,023	1,395,195	11,762,877
Capital shares redeemed	175,488	19,182	–	45,209
Investment advisory fees (Note 2)	331,245	130,418	69,890	257,601

Total Liabilities	6,435,866	11,279,623	1,465,085	12,065,687

NET ASSETS	$783,755,651	$353,778,065	$196,109,311	$564,678,384

Net assets consist of:
Paid-in capital	$933,263,990	$406,953,543	$245,712,026	$835,588,957
Undistributed net investment income	785,651	655,758	97,257	–
Accumulated net realized loss	(31,037,289)	(28,466,195)	(16,160,031)	(122,264,677)
Net unrealized depreciation	(119,256,701)	(25,365,041)	(33,539,941)	(148,645,896)

NET ASSETS	$783,755,651	$353,778,065	$196,109,311	$564,678,384

Shares outstanding[b]	12,250,000	6,000,000	3,100,000	9,700,000

Net asset value per share	$63.98	$58.96	$63.26	$58.21

[a]	Securities on loan with values of $5,400,470, $10,450,491, $1,331,260 and $11,151,406, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

68	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2010

	iShares Dow Jones U.S.
	Industrial Sector Index Fund	Financial Services Index Fund	Real Estate Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$410,808,241	$373,031,475	$3,187,006,093
Affiliated issuers (Note 2)	12,672,909	14,774,794	229,962,201

Total cost of investments	$423,481,150	$387,806,269	$3,416,968,294

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$364,848,867	$333,970,344	$3,153,359,905
Affiliated issuers (Note 2)	12,672,909	15,571,872	229,962,201

Total fair value of investments	377,521,776	349,542,216	3,383,322,106
Receivables:
Dividends and interest	225,399	145,417	4,213,731
Capital shares sold	–	8,680	611,976

Total Assets	377,747,175	349,696,313	3,388,147,813

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	12,037,668	5,027,574	226,194,626
Capital shares redeemed	–	–	1,366,706
Investment advisory fees (Note 2)	135,338	134,058	1,196,772

Total Liabilities	12,173,006	5,161,632	228,758,104

NET ASSETS	$365,574,169	$344,534,681	$3,159,389,709

Net assets consist of:
Paid-in capital	$430,387,917	$503,979,408	$3,300,619,958
Undistributed net investment income	146,133	89,694	–
Accumulated net realized loss	(19,000,507)	(121,270,368)	(107,584,061)
Net unrealized depreciation	(45,959,374)	(38,264,053)	(33,646,188)

NET ASSETS	$365,574,169	$344,534,681	$3,159,389,709

Shares outstanding[b]	6,000,000	5,700,000	59,700,000

Net asset value per share	$60.93	$60.44	$52.92

[a]	Securities on loan with values of $11,541,848, $4,808,598 and $210,803,167, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2010

	iShares FTSE KLD		iShares Cohen & Steers
	Select Social Index Fund	400 Social Index Fund	Realty Majors Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$118,410,995	$107,120,226	$2,431,592,495
Affiliated issuers (Note 2)	901,597	1,479,587	76,080,456

Total cost of investments	$119,312,592	$108,599,813	$2,507,672,951

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$131,299,446	$116,927,350	$2,149,396,791
Affiliated issuers (Note 2)	1,083,629	1,599,555	76,080,456

Total fair value of investments	132,383,075	118,526,905	2,225,477,247
Cash	19,613	–	–
Receivables:
Dividends and interest	139,473	111,200	1,646,110
Capital shares sold	–	–	204,206

Total Assets	132,542,161	118,638,105	2,227,327,563

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	564,393	532,703	72,511,187
Capital shares redeemed	6,928	–	170,801
Investment advisory fees (Note 2)	55,780	47,320	600,574

Total Liabilities	627,101	580,023	73,282,562

NET ASSETS	$131,915,060	$118,058,082	$2,154,045,001

Net assets consist of:
Paid-in capital	$145,359,576	$116,562,403	$2,879,688,856
Undistributed net investment income	104,738	100,435	–
Accumulated net realized loss	(26,619,737)	(8,531,848)	(443,448,151)
Net unrealized appreciation (depreciation)	13,070,483	9,927,092	(282,195,704)

NET ASSETS	$131,915,060	$118,058,082	$2,154,045,001

Shares outstanding[b]	2,550,000	2,600,000	35,100,000

Net asset value per share	$51.73	$45.41	$61.37

[a]	Securities on loan with values of $538,606, $504,638 and $68,754,728, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

70	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2010

	iShares Dow Jones U.S.
	Basic Materials Sector Index Fund	Consumer Goods Sector Index Fund	Consumer Services Sector Index Fund	Financial Sector Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$13,767,084	$9,396,647	$2,490,314	$8,763,074
Dividends from affiliated issuers (Note 2)	–	–	–	40,288
Interest from affiliated issuers (Note 2)	802	301	177	532
Securities lending income from affiliated issuers (Note 2)	18,807	42,683	56,727	945,203

Total investment income	13,786,693	9,439,631	2,547,218	9,749,097

EXPENSES
Investment advisory fees (Note 2)	3,254,747	1,540,212	789,733	2,603,805

Total expenses	3,254,747	1,540,212	789,733	2,603,805

Net investment income	10,531,946	7,899,419	1,757,485	7,145,292

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(46,106,664)	(8,118,263)	(4,644,551)	(138,800,558)
Investments in affiliated issuers (Note 2)	–	–	–	136,249
In-kind redemptions	158,696,647	9,687,397	6,359,406	31,085,611

Net realized gain (loss)	112,589,983	1,569,134	1,714,855	(107,578,698)

Net change in unrealized appreciation (depreciation)	145,278,900	90,982,544	52,447,117	310,443,398

Net realized and unrealized gain	257,868,883	92,551,678	54,161,972	202,864,700

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$268,400,829	$100,451,097	$55,919,457	$210,009,992

[a]	Net of foreign withholding tax of $ –, $ –, $ – and $6,335, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2010

	iShares Dow Jones U.S.
	Industrial Sector Index Fund	Financial Services Index Fund	Real Estate Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$5,396,127	$3,365,794	$99,370,558
Dividends from affiliated issuers (Note 2)	–	35,281	–
Interest from affiliated issuers (Note 2)	313	254	2,940
Securities lending income from affiliated issuers (Note 2)	13,075	760,530	1,259,775

Total investment income	5,409,515	4,161,859	100,633,273

EXPENSES
Investment advisory fees (Note 2)	1,285,835	1,626,321	11,141,618

Total expenses	1,285,835	1,626,321	11,141,618

Net investment income	4,123,680	2,535,538	89,491,655

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(6,134,727)	(74,998,371)	(365,973,435)
Investments in affiliated issuers (Note 2)	–	524,203	–
In-kind redemptions	4,215,665	55,215,010	648,802,152

Net realized gain (loss)	(1,919,062)	(19,259,158)	282,828,717

Net change in unrealized appreciation (depreciation)	108,657,160	143,143,791	747,016,821

Net realized and unrealized gain	106,738,098	123,884,633	1,029,845,538

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$110,861,778	$126,420,171	$1,119,337,193

[a]	Net of foreign withholding tax of $ –, $181 and $188,936, respectively.

See notes to financial statements.

72	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2010

	iShares FTSE KLD		iShares Cohen & Steers
	Select Social Index Fund	400 Social Index Fund	Realty Majors Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$2,327,887	$1,647,566	$58,252,877
Dividends from affiliated issuers (Note 2)	1,244	2,359	–
Interest from affiliated issuers (Note 2)	118	77	1,762
Securities lending income from affiliated issuers (Note 2)	28,581	2,350	240,194

Total investment income	2,357,830	1,652,352	58,494,833

EXPENSES
Investment advisory fees (Note 2)	577,208	446,456	5,502,309

Total expenses	577,208	446,456	5,502,309

Net investment income	1,780,622	1,205,896	52,992,524

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(7,761,806)	(2,738,987)	(215,903,727)
Investments in affiliated issuers (Note 2)	4,019	2,169	–
In-kind redemptions	1,795,767	680,379	111,204,222

Net realized loss	(5,962,020)	(2,056,439)	(104,699,505)

Net change in unrealized appreciation (depreciation)	40,775,279	29,565,703	907,285,296

Net realized and unrealized gain	34,813,259	27,509,264	802,585,791

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,593,881	$28,715,160	$855,578,315

[a]	Net of foreign withholding tax of $559, $212 and $ –, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Basic Materials Sector Index Fund		iShares Dow Jones U.S. Consumer Goods Sector Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,531,946	$9,138,421	$7,899,419	$8,981,296
Net realized gain (loss)	112,589,983	34,080,677	1,569,134	(8,281,118)
Net change in unrealized appreciation (depreciation)	145,278,900	(349,797,386)	90,982,544	(111,633,689)

Net increase (decrease) in net assets resulting from operations	268,400,829	(306,578,288)	100,451,097	(110,933,511)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,382,626)	(9,826,249)	(7,902,633)	(8,391,588)

Total distributions to shareholders	(10,382,626)	(9,826,249)	(7,902,633)	(8,391,588)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,622,518,739	887,695,996	103,509,868	205,103,973
Cost of shares redeemed	(3,498,894,556)	(1,020,431,892)	(150,603,618)	(124,278,311)

Net increase (decrease) in net assets from capital share transactions	123,624,183	(132,735,896)	(47,093,750)	80,825,662

INCREASE (DECREASE) IN NET ASSETS	381,642,386	(449,140,433)	45,454,714	(38,499,437)

NET ASSETS
Beginning of year	402,113,265	851,253,698	308,323,351	346,822,788

End of year	$783,755,651	$402,113,265	$353,778,065	$308,323,351

Undistributed net investment income included in net assets at end of year	$785,651	$636,331	$655,758	$658,972

SHARES ISSUED AND REDEEMED
Shares sold	65,500,000	21,150,000	1,800,000	3,700,000
Shares redeemed	(62,950,000)	(22,100,000)	(2,800,000)	(2,450,000)

Net increase (decrease) in shares outstanding	2,550,000	(950,000)	(1,000,000)	1,250,000

See notes to financial statements.

74	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Consumer Services Sector Index Fund		iShares Dow Jones U.S. Financial Sector Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,757,485	$1,919,983	$7,145,292	$20,173,487
Net realized gain (loss)	1,714,855	(16,042,231)	(107,578,698)	(86,533,982)
Net change in unrealized appreciation (depreciation)	52,447,117	(31,561,200)	310,443,398	(334,207,024)

Net increase (decrease) in net assets resulting from operations	55,919,457	(45,683,448)	210,009,992	(400,567,519)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,800,153)	(1,818,124)	(7,145,020)	(21,560,024)
Return of capital	–	–	(138,822)	–

Total distributions to shareholders	(1,800,153)	(1,818,124)	(7,283,842)	(21,560,024)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	112,287,203	181,272,336	1,841,555,286	3,070,202,816
Cost of shares redeemed	(148,459,619)	(159,787,535)	(1,983,760,865)	(2,816,467,155)

Net increase (decrease) in net assets from capital share transactions	(36,172,416)	21,484,801	(142,205,579)	253,735,661

INCREASE (DECREASE) IN NET ASSETS	17,946,888	(26,016,771)	60,520,571	(168,391,882)

NET ASSETS
Beginning of year	178,162,423	204,179,194	504,157,813	672,549,695

End of year	$196,109,311	$178,162,423	$564,678,384	$504,157,813

Undistributed net investment income included in net assets at end of year	$97,257	$139,925	$–	$9,031

SHARES ISSUED AND REDEEMED
Shares sold	2,200,000	4,050,000	36,800,000	67,350,000
Shares redeemed	(3,100,000)	(3,450,000)	(39,850,000)	(62,350,000)

Net increase (decrease) in shares outstanding	(900,000)	600,000	(3,050,000)	5,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Industrial Sector Index Fund		iShares Dow Jones U.S. Financial Services Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,123,680	$6,366,559	$2,535,538	$9,978,258
Net realized loss	(1,919,062)	(27,941,537)	(19,259,158)	(120,727,249)
Net change in unrealized appreciation (depreciation)	108,657,160	(156,077,096)	143,143,791	(110,653,517)

Net increase (decrease) in net assets resulting from operations	110,861,778	(177,652,074)	126,420,171	(221,402,508)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,208,136)	(6,217,500)	(3,056,699)	(10,086,350)

Total distributions to shareholders	(4,208,136)	(6,217,500)	(3,056,699)	(10,086,350)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	120,368,683	55,891,162	330,191,138	586,566,779
Cost of shares redeemed	(75,301,205)	(77,554,133)	(426,132,306)	(371,994,672)

Net increase (decrease) in net assets from capital share transactions	45,067,478	(21,662,971)	(95,941,168)	214,572,107

INCREASE (DECREASE) IN NET ASSETS	151,721,120	(205,532,545)	27,422,304	(16,916,751)

NET ASSETS
Beginning of year	213,853,049	419,385,594	317,112,377	334,029,128

End of year	$365,574,169	$213,853,049	$344,534,681	$317,112,377

Undistributed net investment income included in net assets at end of year	$146,133	$230,589	$89,694	$611,505

SHARES ISSUED AND REDEEMED
Shares sold	2,400,000	1,100,000	6,450,000	11,600,000
Shares redeemed	(1,600,000)	(1,850,000)	(8,400,000)	(7,550,000)

Net increase (decrease) in shares outstanding	800,000	(750,000)	(1,950,000)	4,050,000

See notes to financial statements.

76	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Real Estate Index Fund		iShares FTSE KLD Select Social Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$89,491,655	$77,846,593	$1,780,622	$2,161,305
Net realized gain (loss)	282,828,717	(688,781,056)	(5,962,020)	(17,136,860)
Net change in unrealized appreciation (depreciation)	747,016,821	(484,947,263)	40,775,279	(27,156,091)

Net increase (decrease) in net assets resulting from operations	1,119,337,193	(1,095,881,726)	36,593,881	(42,131,646)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(108,290,039)	(132,744,085)	(1,818,976)	(2,126,833)

Total distributions to shareholders	(108,290,039)	(132,744,085)	(1,818,976)	(2,126,833)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,663,365,828	19,741,554,245	10,735,927	22,108,070
Cost of shares redeemed	(14,236,104,541)	(18,851,956,953)	(8,501,819)	(3,504,505)

Net increase in net assets from capital share transactions	427,261,287	889,597,292	2,234,108	18,603,565

INCREASE (DECREASE) IN NET ASSETS	1,438,308,441	(339,028,519)	37,009,013	(25,654,914)

NET ASSETS
Beginning of year	1,721,081,268	2,060,109,787	94,906,047	120,560,961

End of year	$3,159,389,709	$1,721,081,268	$131,915,060	$94,906,047

Undistributed net investment income included in net assets at end of year	$–	$–	$104,738	$143,092

SHARES ISSUED AND REDEEMED
Shares sold	358,750,000	505,700,000	250,000	500,000
Shares redeemed	(351,000,000)	(483,650,000)	(200,000)	(100,000)

Net increase in shares outstanding	7,750,000	22,050,000	50,000	400,000

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE KLD 400 Social Index Fund		iShares Cohen & Steers Realty Majors Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,205,896	$1,058,097	$52,992,524	$65,468,015
Net realized loss	(2,056,439)	(5,500,038)	(104,699,505)	(652,889,696)
Net change in unrealized appreciation (depreciation)	29,565,703	(16,815,649)	907,285,296	(925,068,227)

Net increase (decrease) in net assets resulting from operations	28,715,160	(21,257,590)	855,578,315	(1,512,489,908)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,181,682)	(1,063,887)	(64,571,779)	(104,719,377)

Total distributions to shareholders	(1,181,682)	(1,063,887)	(64,571,779)	(104,719,377)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	26,815,215	34,610,777	829,071,570	1,184,430,585
Cost of shares redeemed	(2,104,620)	(4,925,975)	(590,245,015)	(986,018,491)

Net increase in net assets from capital share transactions	24,710,595	29,684,802	238,826,555	198,412,094

INCREASE (DECREASE) IN NET ASSETS	52,244,073	7,363,325	1,029,833,091	(1,418,797,191)

NET ASSETS
Beginning of year	65,814,009	58,450,684	1,124,211,910	2,543,009,101

End of year	$118,058,082	$65,814,009	$2,154,045,001	$1,124,211,910

Undistributed net investment income included in net assets at end of year	$100,435	$76,221	$–	$–

SHARES ISSUED AND REDEEMED
Shares sold	650,000	950,000	17,150,000	20,000,000
Shares redeemed	(50,000)	(150,000)	(12,250,000)	(19,600,000)

Net increase in shares outstanding	600,000	800,000	4,900,000	400,000

See notes to financial statements.

78	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Basic Materials Sector Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$41.45	$79.93	$66.33	$58.81	$47.18

Income from investment operations:
Net investment income	0.85 [a]	1.03 [a]	1.09 [a]	1.16 [a]	0.94
Net realized and unrealized gain (loss)	22.47	(38.35)	13.57	7.53	11.63

Total from investment operations	23.32	(37.32)	14.66	8.69	12.57

Less distributions from:
Net investment income	(0.79)	(1.16)	(1.06)	(1.17)	(0.94)

Total distributions	(0.79)	(1.16)	(1.06)	(1.17)	(0.94)

Net asset value, end of year	$63.98	$41.45	$79.93	$66.33	$58.81

Total return	56.55%	(46.86)%	22.24%	15.10%	26.99%

Ratios/Supplemental data:
Net assets, end of year (000s)	$783,756	$402,113	$851,254	$633,414	$502,815
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.60%
Ratio of net investment income to average net assets	1.54%	1.85%	1.49%	2.00%	1.83%
Portfolio turnover rate[b]	10%	15%	4%	13%	6%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Consumer Goods Sector Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$44.05	$60.32	$62.79	$54.33	$51.35

Income from investment operations:
Net investment income	1.29 [a]	1.32 [a]	1.09 [a]	1.23 [a]	0.91
Net realized and unrealized gain (loss)	14.94	(16.40)	(2.36)	8.40	2.97

Total from investment operations	16.23	(15.08)	(1.27)	9.63	3.88

Less distributions from:
Net investment income	(1.32)	(1.19)	(1.20)	(1.17)	(0.90)

Total distributions	(1.32)	(1.19)	(1.20)	(1.17)	(0.90)

Net asset value, end of year	$58.96	$44.05	$60.32	$62.79	$54.33

Total return	37.20%	(25.16)%	(2.07)%	17.93%	7.59%

Ratios/Supplemental data:
Net assets, end of year (000s)	$353,778	$308,323	$346,823	$364,206	$344,986
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.60%
Ratio of net investment income to average net assets	2.44%	2.67%	1.75%	2.13%	1.71%
Portfolio turnover rate[b]	6%	10%	5%	5%	6%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Consumer Services Sector Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$44.54	$60.05	$69.56	$61.61	$55.82

Income from investment operations:
Net investment income	0.55 [a]	0.57 [a]	0.44 [a]	0.35 [a]	0.16
Net realized and unrealized gain (loss)	18.73	(15.50)	(9.29)	7.98	5.79

Total from investment operations	19.28	(14.93)	(8.85)	8.33	5.95

Less distributions from:
Net investment income	(0.56)	(0.58)	(0.66)	(0.38)	(0.16)
Return of capital	–	–	–	–	(0.00)[b]

Total distributions	(0.56)	(0.58)	(0.66)	(0.38)	(0.16)

Net asset value, end of year	$63.26	$44.54	$60.05	$69.56	$61.61

Total return	43.54%	(24.85)%	(12.77)%	13.56%	10.66%

Ratios/Supplemental data:
Net assets, end of year (000s)	$196,109	$178,162	$204,179	$326,935	$255,664
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.60%
Ratio of net investment income to average net assets	1.06%	1.19%	0.67%	0.54%	0.26%
Portfolio turnover rate[c]	5%	6%	6%	7%	6%

[a]	Based on average shares outstanding throughout the period.
[b]	Rounds to less than $0.01.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Financial Sector Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$39.54	$86.78	$118.13	$108.56	$90.88

Income from investment operations:
Net investment income	0.65 [a]	1.68 [a]	2.52 [a]	2.23 [a]	2.17
Net realized and unrealized gain (loss)	18.71	(46.95)	(31.52)	9.78	17.57

Total from investment operations	19.36	(45.27)	(29.00)	12.01	19.74

Less distributions from:
Net investment income	(0.68)	(1.97)	(2.35)	(2.38)	(2.06)
Return of capital	(0.01)	–	–	(0.06)	–

Total distributions	(0.69)	(1.97)	(2.35)	(2.44)	(2.06)

Net asset value, end of year	$58.21	$39.54	$86.78	$118.13	$108.56

Total return	49.23%	(52.67)%	(24.81)%	11.20%	21.96%

Ratios/Supplemental data:
Net assets, end of year (000s)	$564,678	$504,158	$672,550	$478,438	$396,237
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.60%
Ratio of net investment income to average net assets	1.30%	3.37%	2.54%	1.98%	2.26%
Portfolio turnover rate[b]	18%	15%	6%	10%	6%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Industrial Sector Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$41.13	$70.48	$70.02	$64.29	$53.22

Income from investment operations:
Net investment income	0.77 [a]	1.09 [a]	0.89 [a]	0.77 [a]	0.62
Net realized and unrealized gain (loss)	19.81	(29.35)	0.47	5.73	11.07

Total from investment operations	20.58	(28.26)	1.36	6.50	11.69

Less distributions from:
Net investment income	(0.78)	(1.09)	(0.90)	(0.77)	(0.62)

Total distributions	(0.78)	(1.09)	(0.90)	(0.77)	(0.62)

Net asset value, end of year	$60.93	$41.13	$70.48	$70.02	$64.29

Total return	50.49%	(40.24)%	1.91%	10.24%	22.07%

Ratios/Supplemental data:
Net assets, end of year (000s)	$365,574	$213,853	$419,386	$308,109	$286,076
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.60%
Ratio of net investment income to average net assets	1.52%	2.11%	1.24%	1.22%	1.06%
Portfolio turnover rate[b]	4%	6%	4%	4%	7%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Financial Services Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$41.45	$92.79	$132.71	$124.37	$104.92

Income from investment operations:
Net investment income[a]	0.39	1.93	3.14	2.74	2.57
Net realized and unrealized gain (loss)	19.07	(51.27)	(40.34)	8.23	19.39

Total from investment operations	19.46	(49.34)	(37.20)	10.97	21.96

Less distributions from:
Net investment income	(0.47)	(2.00)	(2.72)	(2.63)	(2.51)

Total distributions	(0.47)	(2.00)	(2.72)	(2.63)	(2.51)

Net asset value, end of year	$60.44	$41.45	$92.79	$132.71	$124.37

Total return	47.18%	(53.73)%	(28.37)%	8.93%	21.21%

Ratios/Supplemental data:
Net assets, end of year (000s)	$344,535	$317,112	$334,029	$285,333	$211,433
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.60%
Ratio of net investment income to average net assets	0.74%	3.53%	2.88%	2.15%	2.29%
Portfolio turnover rate[b]	17%	19%	9%	9%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Real Estate Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$33.13	$68.90	$85.64	$71.05	$59.42

Income from investment operations:
Net investment income[a]	1.60	1.94	1.95	1.87	2.58
Net realized and unrealized gain (loss)	20.04	(34.81)	(15.72)	15.84	11.66

Total from investment operations	21.64	(32.87)	(13.77)	17.71	14.24

Less distributions from:
Net investment income	(1.85)	(2.90)	(1.79)	(1.44)	(1.56)
Net realized gain	–	–	–	(0.12)	(0.44)
Return of capital	–	–	(1.18)	(1.56)	(0.61)

Total distributions	(1.85)	(2.90)	(2.97)	(3.12)	(2.61)

Net asset value, end of year	$52.92	$33.13	$68.90	$85.64	$71.05

Total return	66.87%	(48.42)%	(16.16)%	25.35%	24.42%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,159,390	$1,721,081	$2,060,110	$1,815,535	$1,236,258
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.60%
Ratio of net investment income to average net assets	3.81%	4.50%	2.75%	2.33%	3.92%
Portfolio turnover rate[b]	17%	20%	7%	29%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE KLD Select Social Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$37.96	$57.41	$61.30	$55.31	$49.02

Income from investment operations:
Net investment income	0.71 [a]	0.92 [a]	0.85 [a]	0.75 [a]	0.67
Net realized and unrealized gain (loss)	13.79	(19.47)	(3.92)	6.12	6.26

Total from investment operations	14.50	(18.55)	(3.07)	6.87	6.93

Less distributions from:
Net investment income	(0.73)	(0.90)	(0.82)	(0.88)	(0.64)

Total distributions	(0.73)	(0.90)	(0.82)	(0.88)	(0.64)

Net asset value, end of year	$51.73	$37.96	$57.41	$61.30	$55.31

Total return	38.45%	(32.47)%	(5.08)%	12.58%	14.20%

Ratios/Supplemental data:
Net assets, end of year (000s)	$131,915	$94,906	$120,561	$91,956	$129,975
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.54%	2.08%	1.41%	1.34%	1.32%
Portfolio turnover rate[b]	37%	52%	29%	46%	46%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE KLD 400 Social Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from Nov. 14, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$32.91	$48.71	$52.92	$50.33

Income from investment operations:
Net investment income[b]	0.54	0.66	0.71	0.36
Net realized and unrealized gain (loss)	12.50	(15.80)	(4.32)	2.51

Total from investment operations	13.04	(15.14)	(3.61)	2.87

Less distributions from:
Net investment income	(0.54)	(0.66)	(0.60)	(0.28)

Total distributions	(0.54)	(0.66)	(0.60)	(0.28)

Net asset value, end of period	$45.41	$32.91	$48.71	$52.92

Total return	39.84%	(31.21)%	(6.89)%	5.72%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$118,058	$65,814	$58,451	$26,458
Ratio of expenses to average net assets[d]	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[d]	1.35%	1.80%	1.40%	1.51%
Portfolio turnover rate[e]	14%	13%	5%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Cohen & Steers Realty Majors Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$37.23	$85.34	$103.14	$82.51	$66.57

Income from investment operations:
Net investment income[a]	1.60	2.05	2.12	1.95	2.68
Net realized and unrealized gain (loss)	24.48	(46.92)	(16.58)	21.76	16.13

Total from investment operations	26.08	(44.87)	(14.46)	23.71	18.81

Less distributions from:
Net investment income	(1.94)	(3.24)	(2.14)	(1.68)	(1.82)
Net realized gain	–	–	(0.49)	–	(0.00)[b]
Return of capital	–	–	(0.71)	(1.40)	(1.05)

Total distributions	(1.94)	(3.24)	(3.34)	(3.08)	(2.87)

Net asset value, end of year	$61.37	$37.23	$85.34	$103.14	$82.51

Total return	71.83%	(53.43)%	(13.97)%	29.16%	28.76%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,154,045	$1,124,212	$2,543,009	$2,970,537	$2,033,906
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	3.37%	3.68%	2.44%	2.03%	3.55%
Portfolio turnover rate[c]	12%	17%	9%	14%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	Rounds to less than $0.01.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Dow Jones U.S. Basic Materials Sector, iShares Dow Jones U.S. Consumer Goods Sector, iShares Dow Jones U.S. Consumer Services Sector, iShares Dow Jones U.S. Financial Sector, iShares Dow Jones U.S. Industrial Sector, iShares Dow Jones U.S. Financial Services, iShares Dow Jones U.S. Real Estate, iShares FTSE KLD Select Social, iShares FTSE KLD 400 Social and iShares Cohen & Steers Realty Majors Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act, except for the iShares FTSE KLD Select Social and iShares FTSE KLD 400 Social Index Funds, which are classified as diversified funds. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of April 30, 2010, the values of each Fund’s investments were classified as Level 1 Prices. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

90	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2010, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Dow Jones U.S. Basic Materials Sector	$785,651	$(126,365,869)	$(23,928,121)	$(149,508,339)
Dow Jones U.S. Consumer Goods Sector	655,758	(30,597,107)	(23,234,129)	(53,175,478)
Dow Jones U.S. Consumer Services Sector	97,257	(34,739,750)	(14,960,222)	(49,602,715)
Dow Jones U.S. Financial Sector	–	(164,223,889)	(106,686,684)	(270,910,573)
Dow Jones U.S. Industrial Sector	146,133	(50,296,283)	(14,663,598)	(64,813,748)
Dow Jones U.S. Financial Services	89,694	(73,175,101)	(86,359,320)	(159,444,727)
Dow Jones U.S. Real Estate	–	(67,132,441)	(74,097,808)	(141,230,249)
FTSE KLD Select Social	104,738	9,249,221	(22,798,475)	(13,444,516)
FTSE KLD 400 Social	100,435	7,729,118	(6,333,874)	1,495,679
Cohen & Steers Realty Majors	–	(424,776,300)	(300,867,555)	(725,643,855)

For the years ended April 30, 2010 and April 30, 2009, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2010.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

From November 1, 2009 to April 30, 2010, certain Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2011, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Consumer Goods Sector	$293,143
Dow Jones U.S. Consumer Services Sector	803,126
Dow Jones U.S. Financial Services	2,880,311

iShares Index Fund	Deferred Net Realized Capital Losses
FTSE KLD Select Social	$611,672
FTSE KLD 400 Social	441,532

The Funds had tax basis net capital loss carryforwards as of April 30, 2010, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Total
Dow Jones U.S. Basic Materials Sector	$164,820	$213,728	$–	$–	$2,166,892	$2,533,237	$8,036,664	$10,812,780	$23,928,121
Dow Jones U.S. Consumer Goods Sector	786,981	439,017	331,603	6,571,402	1,320,322	–	1,597,881	11,893,780	22,940,986
Dow Jones U.S. Consumer Services Sector	–	413,714	590,495	2,292,509	183,523	–	3,693,668	6,983,187	14,157,096
Dow Jones U.S. Financial Sector	–	775,502	–	–	38,903	2,428,708	50,933,047	52,510,524	106,686,684
Dow Jones U.S. Industrial Sector	1,969,600	–	3,141,753	–	230,285	–	276,129	9,045,831	14,663,598
Dow Jones U.S. Financial Services	–	458,579	–	–	–	1,046,051	40,231,342	41,743,037	83,479,009
Dow Jones U.S. Real Estate	–	–	–	–	–	5,932,275	11,480,734	56,684,799	74,097,808
FTSE KLD Select Social	–	–	–	228,408	156,260	300,573	5,925,300	15,576,262	22,186,803
FTSE KLD 400 Social	–	–	–	–	–	76,620	1,399,277	4,416,445	5,892,342
Cohen & Steers Realty Majors	–	–	–	–	–	–	204,454,223	96,413,332	300,867,555

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

For the year ended April 30, 2010, the Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the year ended April 30, 2010 are disclosed in the Funds’ Statements of Operations.

92	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2010, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S. Basic Materials Sector	$915,739,292	$–	$(126,365,869)	$(126,365,869)
Dow Jones U.S. Consumer Goods Sector	395,023,256	6,592,983	(37,190,090)	(30,597,107)
Dow Jones U.S. Consumer Services Sector	232,243,123	8,233,750	(42,973,500)	(34,739,750)
Dow Jones U.S. Financial Sector	740,629,859	–	(164,223,889)	(164,223,889)
Dow Jones U.S. Industrial Sector	427,818,059	11,061,431	(61,357,714)	(50,296,283)
Dow Jones U.S. Financial Services	422,717,317	–	(73,175,101)	(73,175,101)
Dow Jones U.S. Real Estate	3,450,454,547	36,555,138	(103,687,579)	(67,132,441)
FTSE KLD Select Social	123,133,854	14,838,219	(5,588,998)	9,249,221
FTSE KLD 400 Social	110,797,787	10,845,671	(3,116,553)	7,729,118
Cohen & Steers Realty Majors	2,650,253,547	–	(424,776,300)	(424,776,300)

Management has reviewed the tax positions as of April 30, 2010, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A., and certain affiliated companies to BlackRock, Inc. (“BlackRock”, and such sale, the “Transaction”). BTC is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Under the 1940 Act, upon completion of the Transaction on December 1, 2009, each Fund’s investment advisory agreement with BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, was automatically terminated. The Board and shareholders of the Funds approved a new investment advisory agreement with BFA. The investment advisory fee rates and expense arrangements for the Funds remained the same after the Transaction.

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to each of the iShares Dow Jones U.S. Basic Materials Sector, iShares Dow Jones U.S. Consumer Goods Sector, iShares Dow Jones U.S. Consumer Services Sector, iShares Dow Jones U.S. Financial Sector, iShares Dow Jones U.S. Industrial Sector, iShares Dow Jones U.S. Financial Services and iShares Dow Jones U.S. Real Estate Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares FTSE KLD Select Social, iShares FTSE KLD 400 Social and iShares Cohen & Steers Realty Majors Index Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee
FTSE KLD Select Social	0.50%
FTSE KLD 400 Social	0.50
Cohen & Steers Realty Majors	0.35

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended April 30, 2010, BTC earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Basic Materials Sector	$14,984
Dow Jones U.S. Consumer Goods Sector	34,679
Dow Jones U.S. Consumer Services Sector	46,066
Dow Jones U.S. Financial Sector	917,813
Dow Jones U.S. Industrial Sector	11,126

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Financial Services	$752,942
Dow Jones U.S. Real Estate	846,332
FTSE KLD Select Social	27,584
FTSE KLD 400 Social	1,344
Cohen & Steers Realty Majors	224,125

Cross trades for the year ended April 30, 2010, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

94	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be an affiliate of the Funds (excluding short-term investments) for the period December 1, 2009 to April 30, 2010, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)

Dow Jones U.S. Financial Sector
BlackRock Inc.	7,131	16,419	12,487	11,063	$2,035,592	$10,129	$(21,109)

PNC Financial Services Group Inc. (The)	148,494	136,286	148,908	135,872	9,131,957	30,159	157,358

					$11,167,549	$40,288	$136,249

Dow Jones U.S. Financial Services
BlackRock Inc.	6,930	7,502	4,180	10,252	$1,886,368	$10,365	$86,715

PNC Financial Services Group Inc. (The)	145,055	29,040	48,077	126,018	8,469,670	24,916	437,488

					$10,356,038	$35,281	$524,203

FTSE KLD Select Social
PNC Financial Services Group Inc. (The)	5,791	939	204	6,526	$438,613	$1,244	$4,019

FTSE KLD 400 Social
BlackRock Inc.	386	630	8	1,008	$185,472	$446	$(4)

PNC Financial Services Group Inc. (The)	8,792	2,566	318	11,040	741,998	1,913	2,173

					$927,470	$2,359	$2,169

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2010 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S. Basic Materials Sector	$75,428,251	$67,211,014
Dow Jones U.S. Consumer Goods Sector	20,107,320	19,927,515
Dow Jones U.S. Consumer Services Sector	7,586,471	7,541,519
Dow Jones U.S. Financial Sector	96,299,171	96,821,550
Dow Jones U.S. Industrial Sector	17,925,989	11,439,435
Dow Jones U.S. Financial Services	59,407,889	59,620,254
Dow Jones U.S. Real Estate	377,992,654	393,412,314
FTSE KLD Select Social	42,768,683	41,647,390
FTSE KLD 400 Social	12,469,460	12,182,608
Cohen & Steers Realty Majors	194,806,986	201,776,273

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2010 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S. Basic Materials Sector	$3,577,355,389	$3,454,069,401
Dow Jones U.S. Consumer Goods Sector	103,252,549	149,981,612
Dow Jones U.S. Consumer Services Sector	112,127,396	148,249,568
Dow Jones U.S. Financial Sector	1,831,624,737	1,972,013,440
Dow Jones U.S. Industrial Sector	120,042,914	75,137,838
Dow Jones U.S. Financial Services	329,548,167	425,139,552
Dow Jones U.S. Real Estate	14,399,011,029	13,964,359,410
FTSE KLD Select Social	10,707,681	8,482,196
FTSE KLD 400 Social	26,748,748	2,095,038
Cohen & Steers Realty Majors	810,769,776	575,253,661

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

96	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2010, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The market value of the securities on loan as of April 30, 2010 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BTC as securities lending agent.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	97

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares FTSE KLD Select Social Index Fund, iShares FTSE KLD 400 Social Index Fund and iShares Cohen & Steers Realty Majors Index Fund (the “Funds”), at April 30, 2010, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
June 22, 2010

98	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended April 30, 2010 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Basic Materials Sector	100.00%

Dow Jones U.S. Consumer Goods Sector	100.00

Dow Jones U.S. Consumer Services Sector	100.00

Dow Jones U.S. Financial Sector	68.39

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Industrial Sector	100.00%

Dow Jones U.S. Financial Services	100.00

FTSE KLD Select Social	100.00

FTSE KLD 400 Social	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2010:

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Basic Materials Sector	$10,382,626

Dow Jones U.S. Consumer Goods Sector	7,902,633

Dow Jones U.S. Consumer Services Sector	1,800,153

Dow Jones U.S. Financial Sector	5,204,996

Dow Jones U.S. Industrial Sector	4,208,136

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Financial Services	$3,056,699

Dow Jones U.S. Real Estate	1,806,436

FTSE KLD Select Social	1,818,976

FTSE KLD 400 Social	1,181,682

Cohen & Steers Realty Majors	584,471

In February 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2010. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	99

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Funds will send you a Form 1099-DIV each calendar year that will tell you how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones U.S. Financial Sector	$0.65473	$–	$0.03359	$0.68832	95%	–%	5%	100%
Dow Jones U.S. Financial Services	0.47061	–	–	0.47061	100	–	–	100
Dow Jones U.S. Real Estate	1.84828	–	–	1.84828	100	–	–	100
FTSE KLD Select Social	0.72256	–	0.00301	0.72556	100	–	–	100
FTSE KLD 400 Social	0.53075	–	0.00451	0.53526	99	–	1	100
Cohen & Steers Realty Majors	1.93735	–	–	1.93735	100	–	–	100

100	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Basic Materials Sector Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	14	1.06
Between 0.5% and -0.5%	1,289	97.73
Less than -0.5% and Greater than -1.0%	6	0.45
Less than -1.0%	3	0.23

	1,319	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and –0.5%	1,301	98.64
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Consumer Services Sector Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and –0.5%	1,300	98.56
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0% and Greater than –1.5%	2	0.15

	1,319	100.00%

iShares Dow Jones U.S. Financial Sector Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	22	1.67
Between 0.5% and –0.5%	1,271	96.36
Less than –0.5% and Greater than –1.0%	7	0.53
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0%	3	0.23

	1,319	100.00%

102	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Industrial Sector Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	0.30%
Greater than 0.5% and Less than 1.0%	11	0.84
Between 0.5% and –0.5%	1,299	98.47
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Financial Services Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	4	0.30%
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	8	0.61
Greater than 0.5% and Less than 1.0%	17	1.29
Between 0.5% and –0.5%	1,272	96.41
Less than –0.5% and Greater than –1.0%	8	0.61
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Real Estate Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	5	0.38
Greater than 0.5% and Less than 1.0%	20	1.52
Between 0.5% and –0.5%	1,265	95.91
Less than –0.5% and Greater than –1.0%	14	1.06
Less than –1.0% and Greater than –1.5%	6	0.45
Less than –1.5%	4	0.30

	1,319	100.00%

iShares FTSE KLD Select Social Index Fund

Period Covered: April 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	2	0.16
Greater than 1.0% and Less than 1.5%	2	0.16
Greater than 0.5% and Less than 1.0%	10	0.79
Between 0.5% and –0.5%	1,231	97.85
Less than –0.5% and Greater than –1.0%	6	0.48
Less than –1.0% and Greater than –1.5%	4	0.32
Less than –1.5%	2	0.16

	1,258	100.00%

104	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE KLD 400 Social Index Fund

Period Covered: January 1, 2007 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	9	1.11%
Greater than 4.5% and Less than 5.0%	1	0.12
Greater than 4.0% and Less than 4.5%	2	0.25
Greater than 3.5% and Less than 4.0%	–	–
Greater than 3.0% and Less than 3.5%	–	–
Greater than 2.5% and Less than 3.0%	1	0.12
Greater than 2.0% and Less than 2.5%	1	0.12
Greater than 1.5% and Less than 2.0%	–	–
Greater than 1.0% and Less than 1.5%	2	0.25
Greater than 0.5% and Less than 1.0%	13	1.59
Between 0.5% and –0.5%	776	95.09
Less than –0.5% and Greater than –1.0%	5	0.61
Less than –1.0% and Greater than –1.5%	3	0.37
Less than –1.5% and Greater than –2.0%	1	0.12
Less than –2.0%	2	0.25

	816	100.00%

iShares Cohen & Steers Realty Majors Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.08%
Greater than 2.5% and Less than 3.0%	3	0.23
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	22	1.67
Between 0.5% and –0.5%	1,266	95.98
Less than –0.5% and Greater than –1.0%	9	0.68
Less than –1.0% and Greater than –1.5%	4	0.30
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	4	0.30

	1,319	100.00%

SUPPLEMENTAL INFORMATION	105

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed.

iShares Trust, iShares, Inc., BlackRock Funds III (formerly, Barclays Global Investors Funds) and Master Investment Portfolio (“MIP”), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and, as a result, oversees 201 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Robert S. Kapito (53)	Trustee (since 2009)	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); Chairman, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2007).

**Michael Latham (44)	Trustee (since 2010); President (since 2007).	Managing Director, BTC (since 2009); Head of Americas iShares, BGI (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010).

*	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
**	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

106	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker (71)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Independent Chairman of iShares, Inc. (since 2010); Director of Continental Airlines Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

Darrell Duffie (56)	Trustee (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Director of iShares, Inc. (since 2008); Director of Moody’s Corp. (since 2008).

Cecilia H. Herbert (61)	Trustee (since 2005).	Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School; Chair of Investment Committee, Archdiocese of San Francisco (1994-2005).	Director of iShares, Inc. (since 2005); Director, Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (66)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002); Director of CSFB Alternative Investments Fund (6 portfolios) (since 2005).

John E. Kerrigan (54)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005).

John E. Martinez (49)	Trustee (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Director of iShares, Inc. (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

TRUSTEE AND OFFICER INFORMATION	107

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver (55)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007).

108	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years
Geoffrey D. Flynn (53)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (50)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (42)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (47)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (47)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (44)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (37)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

TRUSTEE AND OFFICER INFORMATION	109

Notes:

110	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	111

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares Russell Domestic Index Funds	Trading Symbol
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Funds
iShares Dow Jones U.S.	IYY

iShares MSCI Domestic Index Funds
iShares MSCI USA	EUSA

iShares KLD Socially Responsible Index Funds
iShares FTSE KLD 400 Social	DSI
iShares FTSE KLD Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

iShares Domestic Specialty Index Funds	Trading Symbol
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology-Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

112	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

iShares International Country Index Funds	Trading Symbol
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares S&P India Nifty 50	INDY
iShares MSCI Indonesia Investable Market	EIDO
iShares MSCI Ireland Capped Investable Market	EIRL
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI All Peru Capped	EPU
iShares MSCI Poland Investable Market	EPOL
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares Target Date Index Funds	Trading Symbol
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares International/Global Sector Index Funds
iShares MSCI ACWI ex US Financials Sector	AXFN
iShares MSCI Emerging Markets Financials Sector	EMFN
iShares MSCI Emerging Markets Materials Sector	EMMT
iShares MSCI Europe Financials Sector	EUFN
iShares MSCI Far East Financials Sector	FEFN
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares International/Global Theme Based and Specialty Index Funds
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Emerging Markets Infrastructure	EMIF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD
iShares Dow Jones International Select Dividend	IDV

iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI
iShares 10+ Year Government/Credit	GLJ

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

iSHARES FAMILY OF FUNDS	113

The iShares® Family of Funds (Continued)

iShares U.S. Credit Bond Funds	Trading Symbol
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares 10+ Year Credit	CLY
iShares iBoxx $ High Yield Corporate	HYG

iShares AMT-Free Municipal Bond Funds	Trading Symbol
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF
iShares 2012 S&P AMT-Free Municipal Series	MUAA
iShares 2013 S&P AMT-Free Municipal Series	MUAB
iShares 2014 S&P AMT-Free Municipal Series	MUAC
iShares 2015 S&P AMT-Free Municipal Series	MUAD
iShares 2016 S&P AMT-Free Municipal Series	MUAE
iShares 2017 S&P AMT-Free Municipal Series	MUAF

iShares U.S. Securitized Bond Funds
iShares Barclays MBS	MBB

iShares International Bond Funds
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

The iShares Funds (“Funds”) are distributed by SEI Investments Distribution Co. (“SEI”). iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. The Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, JPMorgan Chase & Co., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Russell Investment Group or Standard & Poor’s, nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Developed Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2010 Annual Report.

iS-2809-0610

114	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI).

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by Dow Jones & Company, Inc., FTSE International Limited (“FTSE”) or Cohen & Steers Capital Management, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2010 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-42-0410

2010 ANNUAL REPORT TO SHAREHOLDERS

iSHARES ® DOW JONES SERIES

APRIL 30, 2010

»  Would you prefer to receive materials like this electronically?

See inside back cover for details.

iShares Dow Jones U.S. Index Fund  |  IYY  |  NYSE Arca

iShares Dow Jones U.S. Energy Sector Index Fund  |  IYE  |  NYSE Arca

iShares Dow Jones U.S. Healthcare Sector Index Fund  |  IYH  |  NYSE Arca

iShares Dow Jones U.S. Technology Sector Index Fund  |  IYW  |  NYSE Arca

iShares Dow Jones U.S. Telecommunications Sector Index Fund  |  IYZ  |  NYSE Arca

iShares Dow Jones U.S. Utilities Sector Index Fund  |  IDU  |  NYSE Arca

iShares Dow Jones International Select Dividend Index Fund  |  IDV  |  NYSE Arca

iShares Dow Jones Select Dividend Index Fund  |  DVY  |  NYSE Arca

iShares Dow Jones Transportation Average Index Fund  |  IYT  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
40.33%	40.35%	40.63%	3.28%	3.28%	3.47%	0.31%	0.31%	0.50%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
40.33%	40.35%	40.63%	17.51%	17.50%	18.60%	3.10%	3.06%	5.02%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/16/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Sector*	Percentage of Net Assets
Consumer Non-cyclical	21.51%

Financial	16.19

Technology	12.45

Industrial	11.65

Energy	11.01

Communications	10.57

Consumer Cyclical	9.43

Basic Materials	3.50

Utilities	3.46

Diversified	0.04

Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Exxon Mobil Corp.	2.56%

Microsoft Corp.	1.89

Apple Inc.	1.88

General Electric Co.	1.60

Procter & Gamble Co. (The)	1.45

Johnson & Johnson	1.41

Bank of America Corp.	1.40

JPMorgan Chase & Co.	1.34

International Business Machines Corp.	1.33

Chevron Corp.	1.30

TOTAL	16.16%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares Dow Jones U.S. Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Index (the “Index”). The Index measures the performance of the broad U.S. equity market, and is comprised of all of the companies in the Dow Jones Large-Cap Index, Dow Jones Mid-Cap Index and Dow Jones Small-Cap Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 40.33%, while the total return for the Index was 40.63%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Within the Index, every economic sector posted positive performance during the reporting period. Economically sensitive areas such as consumer discretionary, industrials, materials and technology performed very well, as investors perceived an improving U.S. economy.

2	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

Financial stocks also did well, as banks regained their footing amidst government bailouts and the easing of the global credit crisis. Consumer staples, health care and utilities, which are less economically sensitive, still produced solid returns but lagged the overall index. Energy shares also benefited from an improved economy, but were adversely impacted by plunging natural gas prices. Even the worst performing sector, telecommunications, still posted a double-digit return during the reporting period.

The Fund’s ten largest holdings as of April 30, 2010 all returned positive performance for the reporting period. The best performers were Apple Inc. and Bank of America Corp., both of which more than doubled in value, followed by Microsoft Corp. and General Electric Co., both of which outperformed the Index. The remaining securities in the Fund’s ten largest holdings underperformed the Index with Exxon Mobil Corp. contributing the least among this group.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
28.89%	28.66%	28.80%	9.33%	9.36%	9.59%	8.88%	8.88%	9.36%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
28.89%	28.66%	28.80%	56.23%	56.39%	58.09%	131.94%	131.87%	142.13%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/16/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

4	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Oil & Gas	79.66%

Oil & Gas Services	16.67

Pipelines	1.40

Electric	1.16

Energy – Alternate Sources	0.49

Electrical Components & Equipment	0.19

Transportation	0.15

Gas	0.14

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Exxon Mobil Corp.	22.77%

Chevron Corp.	12.31

Schlumberger Ltd.	6.42

ConocoPhillips	6.11

Occidental Petroleum Corp.	4.94

Apache Corp.	3.28

Anadarko Petroleum Corp.	2.58

Devon Energy Corp.	2.53

EOG Resources Inc.	2.52

XTO Energy Inc.	2.29

TOTAL	65.75%

The iShares Dow Jones U.S. Energy Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Oil & Gas Index (the “Index”). The Index measures the performance of the oil and gas sector of the U.S. equity market, and includes companies in the following industry groups: oil and gas producers and oil equipment, services and distribution. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 28.89%, while the total return for the Index was 28.80%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Oil prices rose during the reporting period. The price of crude oil was $53.20 per barrel on May 1, 2009 and reached $86.15 on April 30, 2010, a 62% increase. Nevertheless, U.S. energy stocks lagged the broader U.S. stock market during the reporting period. The price of oil is affected by current and projected supply and demand factors, which suggest a downward pressure on prices. The International Energy Agency forecasts sluggish demand for oil from the U.S. and other developed nations due to a weak economy and conservation efforts.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

While demand is low, supply is high, putting downward pressure on prices. U.S. inventory levels of crude oil are currently high and in addition, the OPEC cartel recently increased oil production by 40,000 barrels per day. Meanwhile, natural gas prices are less than half their peak reached in July 2008, as the Energy Information Administration reports that the total volume of natural gas in storage is significantly above its five-year average.

For the reporting period, stock performance was positive for each of the Fund’s ten largest holdings as of April 30, 2010. Of the group, EOG Resources Inc., which engages in exploration, production and marketing of crude oil and natural gas, posted the highest return. Occidental Petroleum Corp., ConocoPhillips, Schlumberger Ltd. and Anadarko Petroleum Corp. significantly outperformed the Index while Exxon Mobil Corp. lagged significantly.

6	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
32.12%	32.12%	32.62%	2.52%	2.53%	2.96%	1.72%	1.73%	2.26%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
32.12%	32.12%	32.62%	13.24%	13.33%	15.71%	18.42%	18.43%	24.74%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/16/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Pharmaceuticals	41.44%

Health Care – Products	32.82

Biotechnology	11.79

Health Care – Services	10.32

Electronics	2.17

Insurance	0.61

Commercial Services	0.51

Distribution & Wholesale	0.14

Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Johnson & Johnson	12.48%

Pfizer Inc.	9.45

Merck & Co. Inc.	7.66

Abbott Laboratories	5.52

Amgen Inc.	4.07

Medtronic Inc.	3.40

Bristol-Myers Squibb Co.	3.01

Gilead Sciences Inc.	2.53

UnitedHealth Group Inc.	2.47

Eli Lilly and Co.	2.41

TOTAL	53.00%

The iShares Dow Jones U.S. Healthcare Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Health Care Index (the “Index”). The Index measures the performance of the healthcare sector of the U.S. equity market, and includes companies in the following industry groups: healthcare equipment and services, pharmaceuticals and biotechnology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 32.12%, while the total return for the Index was 32.62%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Healthcare stocks posted solid gains during the period but lagged the broader U.S. market. Healthcare is generally perceived as a defensive sector that typically has less economic sensitivity than the broader stock market. Therefore, when the economy is rebounding – as it did during the reporting period – these stocks typically lag. In addition, healthcare stocks were adversely impacted by uncertainty over U.S. healthcare reform, a legislative battle that lasted for more than one year. On March 23, 2010, President Obama signed new healthcare legislation that, among other things, will provide health insurance coverage to an estimated 30 million uninsured. It will require most Americans to have healthcare coverage and bans denial of health insurance for pre-existing conditions.

8	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

Among the Fund’s ten largest holdings as of April 30, 2010, performance was mostly positive for the reporting period. Of the top ten largest holdings, eight are biotechnology/pharmaceutical companies. Merck & Co. Inc. posted the highest returns, followed by Bristol-Myers Squibb Co. and Medtronic Inc. while Amgen Inc., Eli Lilly and Co. and Gilead Sciences Inc. lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
43.88%	43.93%	44.94%	7.11%	7.16%	7.70%	(6.22)%	(6.22)%	(5.68)%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
43.88%	43.93%	44.94%	41.00%	41.28%	44.93%	(47.25)%	(47.24)%	(44.14)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/15/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/19/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

10	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Computers	32.37%

Software	22.26

Telecommunications	17.06

Semiconductors	16.27

Internet	10.14

Office & Business Equipment	1.00

Commercial Services	0.39

Distribution & Wholesale	0.35

Electronics	0.06

Machinery	0.04

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Microsoft Corp.	11.60%

Apple Inc.	11.33

International Business Machines Corp.	8.26

Cisco Systems Inc.	7.60

Google Inc. Class A	6.14

Intel Corp.	4.82

Oracle Corp.	4.74

Hewlett-Packard Co.	4.65

QUALCOMM Inc.	3.18

EMC Corp.	1.92

TOTAL	64.24%

The iShares Dow Jones U.S. Technology Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Technology Index (the “Index”). The Index measures the performance of the technology sector of the U.S. equity market, and includes companies in the following industry groups: software and computer services and technology hardware and equipment. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 43.88%, while the total return for the Index was 44.94%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

During the recent recession, spending on technology was cut dramatically as businesses looked for ways to cut costs. As a result, investors saw pent up demand for corporate technology spending begin to accelerate. In addition, spending on consumer technology held up well during the reporting period, as consumers snapped up the latest innovative products. Indeed, much of the growth in technology revenues is in hand-held devices. In 2009, technology companies sold about 172 million “smart phones” and 306 million personal computers, but smart phone sales grew five times faster than computer sales.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

A rebound in technology is reflected in employment trends. According to the Bureau of Labor Statistics, the technology industry added more than 10,000 jobs during the month of April 2010, the largest monthly jump since September 2008. Most of the growth came in software engineering, where 7,300 workers were added. In addition, there was modest job growth in technology consulting, computer chip manufacturing and Web hosting.

All but one of the Fund’s ten largest holdings as of April 30, 2010 increased in value during the reporting period, with Apple Inc. leading the way, more than doubling. Rival Microsoft Corp. was a distant second, followed closely by EMC Corp. and Intel Corp., each of which increased about 50%. The weakest performer was QUALCOMM Inc., a manufacturer of wireless telecommunications products, which posted negative returns for the period.

12	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
23.04%	22.85%	23.65%	0.68%	0.68%	1.12%	(7.51)%	(7.52)%	(6.04)%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
23.04%	22.85%	23.65%	3.45%	3.42%	5.72%	(53.98)%	(54.03)%	(46.20)%

Index performance reflects the Dow Jones U.S. Telecommunications Index through May 8, 2007 and the Dow Jones U.S. Select Telecommunications Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/22/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/26/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Telecommunications	94.28%

Holding Companies – Diversified	4.04

Internet	1.66

Short-Term and Other Net Assets	0.02

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
AT&T Inc.	18.22%

Verizon Communications Inc.	12.72

Sprint Nextel Corp.	7.09

CenturyTel Inc.	5.93

NII Holdings Inc.	5.02

Qwest Communications International Inc.	4.93

Virgin Media Inc.	4.18

Windstream Corp.	4.13

Leucadia National Corp.	4.04

Telephone and Data Systems Inc.	3.27

TOTAL	69.53%

The iShares Dow Jones U.S. Telecommunications Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Telecommunications Index (the “Index”). The Index measures the performance of the telecommunications sector of the U.S. equity market, and includes companies in the following industry groups: fixed-line telecommunications and mobile telecommunications. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 23.04%, while the total return for the Index was 23.65%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

The telecommunications industry has expanded rapidly in recent years. According to the International Telecommunications Union (“ITU”), an industry trade group, the number of global Internet users has doubled between 2003 and 2009. Nearly 60% of households had Internet access in developed countries such as the U.S. and most of Europe. However, in contrast, more than 80% do not have access in less developed nations. The ITU says that cellular networks currently cover a significant portion of the world and that about 1.4 billion households around the world have a television set, corresponding to a household penetration rate of 79% at the end of 2009, up from 73% in 2002.

14	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

All but one of the Fund’s ten largest holdings as of April 30, 2010 posted positive results for the reporting period led by NII Holdings Inc., which provides wireless communications services to customers primarily in Mexico and Latin America and Virgin Media Inc., which provides entertainment and communication services to customers in the United Kingdom, both of which more than doubled in value. Strong results were also posted by Windstream Corp., a telecommunications company serving rural America, Qwest Communications International Inc., a global provider of data, Internet, video and voice-services, and CenturyTel Inc., a U.S. telecom firm, all of which exceeded the performance of the Index. Sprint Nextel Corp. posted slightly negative returns for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
25.85%	25.75%	26.51%	3.51%	3.51%	3.94%	3.85%	3.84%	4.34%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
25.85%	25.75%	26.51%	18.85%	18.85%	21.34%	45.21%	45.18%	52.16%

Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/00), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Electric	81.62%

Gas	8.34

Pipelines	6.88

Oil & Gas	1.36

Water	1.13

Energy – Alternate Sources	0.50

Short-Term and Other Net Assets	0.17

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Exelon Corp.	6.26%

Southern Co.	6.17

Dominion Resources Inc.	5.43

Duke Energy Corp.	4.76

FPL Group Inc.	4.30

American Electric Power Co. Inc.	3.56

Public Service Enterprise Group Inc.	3.55

PG&E Corp.	3.53

Entergy Corp.	3.34

Spectra Energy Corp.	3.24

TOTAL	44.14%

The iShares Dow Jones U.S. Utilities Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Utilities Index (the “Index”). The Index measures the performance of the utilities sector of the U.S. equity market, and includes companies in the following industry groups: electricity, gas, water and multi-utilities. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 25.85%, while the total return for the Index was 26.51%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Utilities provide essential services and thus typically hold up well in an economic recession, but underperform when the economy recovers as investor appetite for risk increases. That was the case during the reporting period, when the utility group, having generated respectable double digit returns, lagged the broader market by about 15%. Utilities are currently enjoying some cost advantages. The price of natural gas, a primary source of energy for utility companies, is less than half of its peak reached in July 2008, as supplies remain abundant. Another source of energy, coal, is also in abundance but has environmental disadvantages.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

Technology is emerging to remove carbon dioxide emissions from coal generation. A green technology known as “clean coal” is attracting widespread political support. The U.S. Department of Energy recently announced that it would use $1.4 billion in stimulus funds for research. In addition, the recently introduced American Power Act calls for $2 billion per year in funding.

All but one of the Fund’s ten largest holdings as of April 30, 2010 increased in value during the reporting period. The top performer among this group was Spectra Energy Corp. (natural gas), followed by Dominion Resources Inc. (energy production and transportation), and American Electric Power Co. Inc. Public Service Enterprise Group Inc. (electric energy and natural gas) and FPL Group Inc. (electric energy) lagged, while Exelon Corp. (electricity) produced a negative return.

18	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
53.75%	54.16%	52.86%	(9.72)%	(9.99)%	(9.61)%	(25.58)%	(26.23)%	(25.29)%

*	On September 1, 2009, the name of the Fund changed from the iShares Dow Jones EPAC Select Dividend Index Fund to the iShares Dow Jones International Select Dividend Index Fund.

Total returns for the period since inception are calculated from the inception date of the Fund (6/11/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/15/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Sector*	Percentage of Net Assets
Financial	20.93%

Industrial	19.30

Communications	13.95

Utilities	11.39

Energy	10.97

Consumer Non-Cyclical	8.55

Consumer Cyclical	7.96

Basic Materials	2.79

Technology	2.65

Diversified	0.92

Short-Term and Other Net Assets	0.59

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Commonwealth Bank of Australia (Australia)	3.96%

Eni SpA (Italy)	3.85

Jardine Cycle & Carriage Ltd. (Singapore)	2.98

Royal Dutch Shell PLC Class A (United Kingdom)	2.94

British American Tobacco PLC (United Kingdom)	2.80

National Australia Bank Ltd. (Australia)	2.29

Westpac Banking Corp. (Australia)	2.11

Fletcher Building Ltd. (New Zealand)	2.01

Westfield Group (Australia)	1.97

Snam Rete Gas SpA (Italy)	1.97

TOTAL	26.88%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares Dow Jones International Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones EPAC Select Dividend Index (the “Index”). The Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Index is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (REITs) in the Dow Jones World Developed-Ex. U.S. Index, a broad-based index representative of the Europe, Pacific, Asia and Canada (EPAC) regions, which covers developed markets, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 53.75%, while the total return for the Index was 52.86%.

Equity markets worldwide enjoyed robust returns for the reporting period. The catalyst for the global stock market rally was a nascent economic recovery that gradually gained momentum during the period. Stocks had fallen substantially in late 2008 and early 2009 as a severe global economic downturn weighed on equity markets around the globe. However, signs of economic stabilization began to appear early in the reporting period, and by the second half of 2009, many economies had returned to positive growth after several quarters of economic contraction.

Global stock markets also got a boost from improving credit conditions. The global recession was accompanied by a liquidity crisis in the credit markets that led to hundreds of billions of dollars in losses on mortgage-related securities and other credit instruments. In response, governments worldwide intervened to provide liquidity, support the financial sector, and prevent a systemic collapse. These efforts helped many financial companies make some headway toward deleveraging and in turn strengthening their balance sheets during the reporting period.

On a regional basis, equity markets along the Pacific Rim (excluding Japan) were by far the best performers during the reporting period. Within Asia, the Japanese stock market posted the lowest returns as weak domestic demand cast doubt on the strength of the country’s economic rebound. European stock markets generated healthy returns early in the period but gave back some of their gains in early 2010 amid a sovereign debt crisis in Greece that spread to other European countries facing sizable budget shortfalls.

20	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

As represented by the Index, international dividend-paying stocks outperformed the broader foreign equity indexes for the reporting period. Dividend payouts are often a sign of financial strength and cash flow generation, and investors were attracted to companies with these characteristics. Sector allocation also contributed favorably to Index performance – financial and industrial stocks (the two largest sector weightings in the Index as of April 30, 2010) were among the best-performing sectors in the global equity markets, while health care stocks (just 1% of the Index as of April 30, 2010) lagged during the reporting period.

Each of the Fund’s ten largest holdings as of April 30, 2010, advanced for the reporting period. The best performers were Jardine Cycle & Carriage Ltd., an automotive group based in Singapore, and commercial bank Commonwealth Bank of Australia, both of which more than doubled for the reporting period. Other top contributors included two additional Australian banks – Westpac Banking Corp. and National Australia Bank Ltd. The only stock among the Fund’s top ten holdings to significantly underperform the Index was Italian integrated energy company Eni SpA, which was up only about 10% for the period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
41.33%	41.39%	42.37%	(0.73)%	(0.71)%	0.17%	2.74%	2.73%	3.50%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
41.33%	41.39%	42.37%	(3.62)%	(3.50)%	0.84%	19.17%	19.12%	24.99%

Total returns for the period since inception are calculated from the inception date of the Fund (11/3/03).“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/7/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

22	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Sector	Percentage of Net Assets
Utilities	26.49%

Consumer Non-cyclical	19.83

Financial	15.04

Industrial	13.49

Consumer Cyclical	8.90

Basic Materials	7.04

Energy	4.40

Communications	3.50

Technology	1.11

Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Lorillard Inc.	2.73%

Entergy Corp.	2.05

Chevron Corp.	1.99

Mercury General Corp.	1.99

VF Corp.	1.98

CenturyTel Inc.	1.82

PPG Industries Inc.	1.77

McDonald’s Corp.	1.75

Eaton Corp.	1.65

DTE Energy Co.	1.63

TOTAL	19.36%

The iShares Dow Jones Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Dividend Index (the “Index”). The Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Index is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (REITs) in the Dow Jones U.S. Index, a broad-based index representative of the total market for U.S. equity securities. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 41.33%, while the total return for the Index was 42.37%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

High dividend-paying stocks, as represented by the Index, gained more than 40% as a group during the reporting period, which was in line with the performance of the broader U.S. equity indexes. Because of their relatively high dividends, these companies’ shares tend to attract investors during times of uneven market performance, when capital appreciation is less certain. As economic activity improved during the reporting period, many companies in the Index were able to raise or maintain their dividend payments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

During the reporting period, all of the Fund’s ten largest holdings delivered solid double-digit returns. Eaton Corp., DTE Energy Co., and PPG Industries Inc. delivered the strongest gains and VF Corp. also logged solid results. Chevron Corp. and Entergy Corp. posted relatively moderate gains for the period, however slightly underperformed the Index.

24	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
51.90%	51.86%	51.53%	7.61%	7.61%	7.95%	9.32%	9.31%	9.61%

Cumulative Total Returns

Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
51.90%	51.86%	51.53%	44.30%	44.32%	46.58%	79.56%	79.52%	82.66%

Total returns for the period since inception are calculated from the inception date of the Fund (10/6/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/03), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Transportation	87.92%

Airlines	7.71

Trucking & Leasing	4.25

Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
FedEx Corp.	11.01%

Union Pacific Corp.	8.86

United Parcel Service Inc. Class B	8.30

C.H. Robinson Worldwide Inc.	7.16

Norfolk Southern Corp.	7.09

CSX Corp.	6.68

Kansas City Southern Industries Inc.	4.93

Overseas Shipholding Group Inc.	4.93

Expeditors International of Washington Inc.	4.93

Ryder System Inc.	4.90

TOTAL	68.79%

The iShares Dow Jones Transportation Average Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Transportation Average Index (the “Index”). The Index measures the performance of the transportation sector of the U.S. equity market, and includes companies in the following primary groups: airlines, trucking, railroads, air freight, transportation services and industrial services. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 51.90%, while the total return for the Index was 51.53%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Although fuel prices rose by more than 20% during the reporting period, transportation companies generally performed very well, outperforming the broader stock market. Activity was brisk as the economy rebounded. According to the American Trucking Association, the Truck Tonnage Index, which measures tonnage hauled, climbed to its highest level since November 2008. In addition, air freight volumes have also nearly returned to pre-recession levels. U.S. transportation companies have benefited from booming manufacturing

26	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

activity in Asia. New consumer technology products typically are shipped by air from Asia to the U.S., and this market has improved significantly. In addition, transportation companies are also benefiting from a resurgent retailing industry due to a combination of stronger sales, new product innovation and “just-in-time” inventory strategies.

Among the Fund’s ten largest holdings, performance was positive. CSX Corp., a provider of railroad transportation services in North America, posted the largest gain, nearly doubling in value, followed by Overseas Shipholding Group Inc., which engages in ocean transportation of petroleum products, and Ryder System Inc., which leases trucks and provides transportation consulting services. Expeditors International of Washington Inc. (logistics) and C.H. Robinson Worldwide Inc. (logistics), though significantly underperforming the Index, contributed double-digit returns.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/09)	Ending Account Value (4/30/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/09 to 4/30/10)
Dow Jones U.S.
Actual	$1,000.00	$1,170.30	0.20%	$1.08
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Dow Jones U.S. Energy Sector
Actual	1,000.00	1,072.10	0.47	2.41
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Healthcare Sector
Actual	1,000.00	1,127.30	0.47	2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Technology Sector
Actual	1,000.00	1,158.70	0.47	2.52
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

28	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/09)	Ending Account Value (4/30/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/09 to 4/30/10)
Dow Jones U.S. Telecommunications Sector
Actual	$1,000.00	$1,197.30	0.47%	$2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Utilities Sector
Actual	1,000.00	1,109.20	0.47	2.46
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones International Select Dividend
Actual	1,000.00	1,037.00	0.50	2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.30	0.50	2.51
Dow Jones Select Dividend
Actual	1,000.00	1,188.60	0.40	2.17
Hypothetical (5% return before expenses)	1,000.00	1,022.80	0.40	2.01
Dow Jones Transportation Average
Actual	1,000.00	1,308.30	0.47	2.69
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	29

Schedule of Investments

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.81%

ADVERTISING – 0.16%
Interpublic Group of Companies Inc. (The)[a]	23,484	$209,243
Lamar Advertising Co. Class Aa	2,783	103,583
Omnicom Group Inc.	14,624	623,860

		936,686

AEROSPACE & DEFENSE – 2.02%
AAR Corp.[a]	1,776	43,299
Alliant Techsystems Inc.[a]	1,542	124,763
BE Aerospace Inc.[a]	4,570	135,775
Boeing Co. (The)	32,052	2,321,526
Curtiss-Wright Corp.	2,161	77,083
Esterline Technologies Corp.[a]	1,401	78,148
General Dynamics Corp.	15,245	1,164,108
Goodrich Corp.	5,803	430,467
Kaman Corp.	1,306	35,798
L-3 Communications Holdings Inc.	5,475	512,296
Lockheed Martin Corp.	14,508	1,231,584
Moog Inc. Class Aa	1,949	72,444
Northrop Grumman Corp.	13,381	907,633
Orbital Sciences Corp.[a]	2,743	50,416
Raytheon Co.	18,128	1,056,863
Rockwell Collins Inc.	7,557	491,205
Spirit AeroSystems Holdings Inc. Class Aa	5,124	113,650
Teledyne Technologies Inc.[a]	1,749	76,256
TransDigm Group Inc.	1,778	98,270
United Technologies Corp.	41,085	3,079,321

		12,100,905

AGRICULTURE – 1.73%
Altria Group Inc.	97,880	2,074,077
Archer-Daniels-Midland Co.	27,720	774,497
Bunge Ltd.	6,408	339,303
Lorillard Inc.	7,597	595,377
Monsanto Co.	25,714	1,621,525
Philip Morris International Inc.	90,334	4,433,593
Reynolds American Inc.	8,067	430,939
Universal Corp.	1,195	61,877

		10,331,188

Security	Shares	Value
AIRLINES – 0.26%
Alaska Air Group Inc.[a]	1,688	$69,900
AMR Corp.[a]	16,140	119,113
Continental Airlines Inc. Class Ba	6,620	147,957
Delta Air Lines Inc.[a]	37,505	453,060
JetBlue Airways Corp.[a]	11,959	66,851
SkyWest Inc.	2,736	40,985
Southwest Airlines Co.	34,770	458,269
UAL Corp.[a]	8,017	173,007

		1,529,142

APPAREL – 0.54%
Carter’s Inc.[a]	2,714	87,445
Coach Inc.	14,890	621,657
Deckers Outdoor Corp.[a]	618	86,878
Guess? Inc.	2,772	127,152
Gymboree Corp.[a]	1,435	70,502
Hanesbrands Inc.[a]	4,420	125,837
Iconix Brand Group Inc.[a]	3,318	57,269
Jones Apparel Group Inc.	3,988	86,779
Nike Inc. Class B	12,970	984,553
Phillips-Van Heusen Corp.	2,458	154,879
Polo Ralph Lauren Corp.	2,728	245,247
Timberland Co. Class Aa	2,075	44,612
VF Corp.	4,160	359,507
Warnaco Group Inc. (The)[a]	2,183	104,435
Wolverine World Wide Inc.	2,321	71,046

		3,227,798

AUDIO/VIDEO PRODUCTS – 0.01%
TiVo Inc.[a]	5,174	90,648

		90,648

AUTO MANUFACTURERS – 0.51%
Ford Motor Co.[a]	153,385	1,997,073
Navistar International Corp.[a]	2,498	120,753
Oshkosh Corp.[a]	4,186	161,663
PACCAR Inc.	16,245	755,718

		3,035,207

AUTO PARTS & EQUIPMENT – 0.34%
BorgWarner Inc.[a]	5,527	239,540
Cooper Tire & Rubber Co.	2,951	62,620
Dana Holding Corp.[a]	6,774	90,501
Goodyear Tire & Rubber Co. (The)[a]	11,458	153,881
Johnson Controls Inc.	31,716	1,065,340

30	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Lear Corp.[a]	2,164	$175,674
TRW Automotive Holdings Corp.[a]	3,951	127,262
WABCO Holdings Inc.[a]	3,068	101,827

		2,016,645

BANKS – 5.33%
Associated Banc-Corp	7,955	115,586
BancorpSouth Inc.	3,776	83,601
Bank of America Corp.	471,324	8,403,707
Bank of Hawaii Corp.	2,296	121,412
Bank of New York Mellon Corp. (The)	56,798	1,768,122
BB&T Corp.	32,270	1,072,655
BOK Financial Corp.	1,124	61,179
CapitalSource Inc.	12,927	77,174
Cathay General Bancorp	3,796	46,956
CIT Group Inc.[a]	9,561	388,177
City National Corp.	1,974	122,941
Comerica Inc.	8,329	349,818
Commerce Bancshares Inc.	3,291	136,313
Cullen/Frost Bankers Inc.	2,666	158,254
East West Bancorp Inc.	5,357	104,944
F.N.B. Corp.	5,326	49,638
Fifth Third Bancorp	37,361	557,052
First Financial Bankshares Inc.	977	52,250
First Horizon National Corp.[a]	10,844	153,443
First Midwest Bancorp Inc.	3,132	47,606
FirstMerit Corp.	4,222	99,217
Fulton Financial Corp.	8,518	89,439
Glacier Bancorp Inc.	3,094	57,208
Hancock Holding Co.	1,482	60,584
Huntington Bancshares Inc.	33,421	226,260
IBERIABANK Corp.	1,266	78,036
International Bancshares Corp.[b]	2,618	63,277
KeyCorp	42,057	379,354
M&T Bank Corp.	3,340	291,749
Marshall & Ilsley Corp.	24,421	222,231
MB Financial Inc.	2,286	56,007
National Penn Bancshares Inc.	5,907	43,239
Northern Trust Corp.	11,518	633,260
Old National Bancorp	4,050	54,310
PacWest Bancorp	1,258	30,205
Park National Corp.	542	37,127

Security	Shares	Value
PNC Financial Services Group Inc. (The)[c]	24,556	$1,650,409
Popular Inc.[a]	30,741	121,120
PrivateBancorp Inc.	3,521	50,421
Prosperity Bancshares Inc.	2,191	85,931
Regions Financial Corp.	56,769	501,838
State Street Corp.	23,416	1,018,596
Sterling Bancshares Inc.	4,491	26,407
SunTrust Banks Inc.	23,468	694,653
Susquehanna Bancshares Inc.	6,105	66,544
SVB Financial Group[a]	1,950	95,998
Synovus Financial Corp.	20,320	61,163
TCF Financial Corp.	5,947	110,793
TrustCo Bank Corp. NY	3,592	23,887
Trustmark Corp.	2,641	64,652
U.S. Bancorp	90,661	2,426,995
UMB Financial Corp.	1,608	67,729
Umpqua Holdings Corp.	5,380	80,377
United Bankshares Inc.[b]	2,130	61,855
Valley National Bancorp	7,519	122,109
Webster Financial Corp.	3,327	68,935
Wells Fargo & Co.	232,415	7,695,261
Westamerica Bancorporation[b]	1,349	79,281
Whitney Holding Corp.	4,440	60,828
Wilmington Trust Corp.	4,311	74,710
Wintrust Financial Corp.	1,533	57,181
Zions Bancorporation	6,589	189,302

		31,849,306

BEVERAGES – 2.06%
Brown-Forman Corp. Class A	866	52,116
Brown-Forman Corp. Class B NVS	4,208	244,821
Coca-Cola Co. (The)	100,970	5,396,847
Coca-Cola Enterprises Inc.	15,214	421,884
Constellation Brands Inc. Class Aa	9,524	174,003
Dr Pepper Snapple Group Inc.	11,187	366,151
Green Mountain Coffee Roasters Inc.[a]	1,845	134,058
Hansen Natural Corp.[a]	3,398	149,784
Molson Coors Brewing Co. Class B NVS	7,517	333,454
PepsiCo Inc.	77,278	5,040,071

		12,313,189

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
BIOTECHNOLOGY – 1.34%
Acorda Therapeutics Inc.[a,b]	1,846	$71,532
Alexion Pharmaceuticals Inc.[a]	4,195	230,222
Amgen Inc.[a]	48,079	2,757,811
Biogen Idec Inc.[a]	12,787	680,908
Bio-Rad Laboratories Inc. Class Aa	912	101,861
Celera Corp.[a]	4,011	29,962
Celgene Corp.[a]	21,849	1,353,546
Charles River Laboratories International Inc.[a]	3,221	107,839
Genzyme Corp.[a]	12,573	669,387
Human Genome Sciences Inc.[a]	8,679	240,322
Illumina Inc.[a]	5,930	248,289
Incyte Corp.[a,b]	5,379	72,186
Life Technologies Corp.[a]	8,423	460,822
Martek Biosciences Corp.[a]	1,647	36,283
Millipore Corp.[a]	2,664	282,784
Myriad Genetics Inc.[a]	4,564	109,582
Nektar Therapeutics[a]	4,057	56,636
PDL BioPharma Inc.	5,954	34,652
Regeneron Pharmaceuticals Inc.[a]	2,965	75,696
Savient Pharmaceuticals Inc.[a]	2,967	43,022
Vertex Pharmaceuticals Inc.[a]	9,216	357,304

		8,020,646

BUILDING MATERIALS – 0.18%
Eagle Materials Inc.	2,021	64,409
Lennox International Inc.	2,455	111,113
Martin Marietta Materials Inc.[b]	2,111	202,403
Masco Corp.	17,211	279,335
Owens Corning[a]	5,396	187,673
Quanex Building Products Corp.	1,939	36,841
Simpson Manufacturing Co. Inc.[b]	1,784	60,638
Texas Industries Inc.	1,105	41,813
USG Corp.[a]	3,170	74,812

		1,059,037

CHEMICALS – 1.77%
A. Schulman Inc.	1,147	29,833
Air Products and Chemicals Inc.	9,296	713,747
Airgas Inc.	3,316	210,400
Albemarle Corp.	4,338	198,073
Ashland Inc.	3,408	202,980
Cabot Corp.	2,335	75,981

Security	Shares	Value
Celanese Corp. Series A	6,857	$219,355
CF Industries Holdings Inc.	3,151	263,644
Cytec Industries Inc.	2,283	109,721
Dow Chemical Co. (The)	54,335	1,675,148
E.I. du Pont de Nemours and Co.	40,229	1,602,723
Eastman Chemical Co.	3,240	216,821
Ecolab Inc.	11,102	542,222
FMC Corp.	3,486	221,849
H.B. Fuller Co.	2,301	53,958
Huntsman Corp.	7,793	88,918
International Flavors & Fragrances Inc.	3,717	186,185
Intrepid Potash Inc.[a,b]	2,072	54,411
Lubrizol Corp.	3,211	290,082
Minerals Technologies Inc.	938	54,123
Mosaic Co. (The)	6,966	356,241
NewMarket Corp.	513	56,430
Olin Corp.	3,191	67,011
OM Group Inc.[a]	1,444	54,511
PPG Industries Inc.	7,767	546,564
Praxair Inc.	14,624	1,225,052
Rockwood Holdings Inc.[a]	2,472	74,012
RPM International Inc.	6,104	134,776
Sensient Technologies Corp.	2,389	75,325
Sherwin-Williams Co. (The)	4,582	357,717
Sigma-Aldrich Corp.	5,020	297,686
Solutia Inc.[a]	5,991	105,442
Valspar Corp. (The)	4,432	138,810
W.R. Grace & Co.[a]	2,804	81,008

		10,580,759

COAL – 0.33%
Alpha Natural Resources Inc.[a]	5,635	265,296
Arch Coal Inc.	7,808	210,816
CONSOL Energy Inc.	10,401	464,717
Massey Energy Co.	4,078	149,377
Patriot Coal Corp.[a]	3,721	73,266
Peabody Energy Corp.	12,530	585,402
Walter Energy Inc.	2,529	204,368

		1,953,242

COMMERCIAL SERVICES – 2.05%
Aaron’s Inc.	3,245	73,228
ABM Industries Inc.	1,977	42,486

32	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Accenture PLC Class A	29,898	$1,304,749
Alliance Data Systems Corp.[a]	2,512	188,551
Apollo Group Inc. Class Aa	5,990	343,886
Arbitron Inc.	1,345	41,439
Avis Budget Group Inc.[a]	4,863	73,529
Brink’s Home Security Holdings Inc.[a]	2,213	92,813
Career Education Corp.[a]	2,839	83,098
Chemed Corp.	1,048	57,650
Convergys Corp.[a]	5,706	72,124
Corinthian Colleges Inc.[a,b]	3,947	61,652
Corporate Executive Board Co. (The)	1,628	44,705
Corrections Corp. of America[a]	5,578	115,576
Deluxe Corp.	2,434	51,041
DeVry Inc.	2,989	186,484
Emergency Medical Services Corp. Class Aa	1,354	71,600
Equifax Inc.	5,886	197,770
Euronet Worldwide Inc.[a]	2,242	35,715
FTI Consulting Inc.[a]	2,478	101,920
Gartner Inc.[a]	3,149	75,828
H&R Block Inc.	16,223	297,043
Hertz Global Holdings Inc.[a]	8,688	125,628
Hewitt Associates Inc. Class Aa	4,527	185,562
Hillenbrand Inc.	2,912	71,577
HMS Holdings Corp.[a]	1,197	64,039
Interactive Data Corp.	1,708	57,167
Iron Mountain Inc.	8,646	217,447
ITT Educational Services Inc.[a,b]	1,747	176,674
Lender Processing Services Inc.	4,516	170,479
Live Nation Entertainment Inc.[a]	7,034	110,363
Manpower Inc.	3,718	208,580
MasterCard Inc. Class A	4,555	1,129,822
McKesson Corp.	12,676	821,532
Monster Worldwide Inc.[a]	6,130	106,846
Moody’s Corp.	8,759	216,522
Morningstar Inc.[a]	1,086	51,053
Navigant Consulting Inc.[a]	2,364	30,448
PAREXEL International Corp.[a]	2,790	65,788
Pharmaceutical Product Development Inc.	5,332	146,630
PHH Corp.[a]	2,666	60,492
Quanta Services Inc.[a]	10,058	202,468

Security	Shares	Value
R.R. Donnelley & Sons Co.	9,847	$211,612
Rent-A-Center Inc.[a]	3,116	80,455
Resources Connection Inc.[a]	2,173	38,114
Robert Half International Inc.	7,259	198,751
Rollins Inc.	2,441	53,092
SAIC Inc.[a]	18,930	329,571
Service Corp. International	11,758	105,587
Sotheby’s	3,183	106,312
Strayer Education Inc.	669	162,647
TeleTech Holdings Inc.[a]	1,507	24,941
Towers Watson & Co. Class A	2,040	97,920
TrueBlue Inc.[a]	2,224	35,117
United Rentals Inc.[a]	3,105	44,588
Verisk Analytics Inc. Class Aa	4,120	115,442
Visa Inc. Class A	22,220	2,004,911
VistaPrint NVa	1,938	99,962
Weight Watchers International Inc.	1,634	43,415
Western Union Co.	33,031	602,816
Wright Express Corp.[a]	1,848	62,777

		12,250,034

COMPUTERS – 5.54%
Apple Inc.[a]	43,051	11,241,477
Brocade Communications Systems Inc.[a]	20,401	132,402
CACI International Inc. Class Aa	1,465	69,485
Cadence Design Systems Inc.[a]	12,928	96,443
Cognizant Technology Solutions Corp. Class Aa	13,756	704,032
Computer Sciences Corp.[a]	7,249	379,775
Dell Inc.[a]	81,812	1,323,718
Diebold Inc.	3,089	96,840
DST Systems Inc.	1,857	78,830
Electronics For Imaging Inc.[a]	2,425	31,161
EMC Corp.[a]	96,621	1,836,765
FactSet Research Systems Inc.	2,075	156,082
Hewlett-Packard Co.	112,456	5,844,338
IHS Inc. Class Aa	2,243	113,653
Insight Enterprises Inc.[a]	2,022	30,391
International Business Machines Corp.	61,608	7,947,432
Jack Henry & Associates Inc.	3,922	100,089
Lexmark International Inc. Class Aa	3,706	137,307

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Mentor Graphics Corp.[a]	4,704	$42,289
MICROS Systems Inc.[a]	3,806	141,431
NCR Corp.[a]	7,518	98,937
NetApp Inc.[a]	16,054	556,592
Palm Inc.[a,b]	7,336	42,549
Riverbed Technology Inc.[a]	2,697	83,580
SanDisk Corp.[a]	10,830	432,009
Seagate Technology[a]	23,329	428,554
SRA International Inc. Class Aa	2,132	49,207
Synaptics Inc.[a]	1,655	50,676
Synopsys Inc.[a]	6,919	157,130
Teradata Corp.[a]	8,177	237,705
Unisys Corp.[a]	1,835	51,417
Western Digital Corp.[a]	10,774	442,704

		33,135,000

COSMETICS & PERSONAL CARE – 1.97%
Alberto-Culver Co.	4,262	122,746
Avon Products Inc.	20,126	650,673
Colgate-Palmolive Co.	23,741	1,996,618
Estee Lauder Companies Inc. (The) Class A	5,656	372,843
Procter & Gamble Co. (The)	139,004	8,640,489

		11,783,369

DISTRIBUTION & WHOLESALE – 0.32%
Brightpoint Inc.[a]	3,115	25,200
Central European Distribution Corp.[a]	3,003	104,054
Fastenal Co.	6,393	349,633
Genuine Parts Co.	7,512	321,514
Ingram Micro Inc. Class Aa	7,841	142,393
LKQ Corp.[a]	6,775	142,681
Owens & Minor Inc.	3,063	96,331
Pool Corp.	2,387	58,553
Tech Data Corp.[a]	2,405	103,175
United Stationers Inc.[a]	1,169	71,566
W.W. Grainger Inc.	2,955	326,646
Watsco Inc.	1,306	77,341
WESCO International Inc.[a,b]	1,953	79,331

		1,898,418

DIVERSIFIED FINANCIAL SERVICES – 4.85%
Affiliated Managers Group Inc.[a]	1,972	166,003
American Express Co.	50,013	2,306,600

Security	Shares	Value
AmeriCredit Corp.[a,b]	3,222	$77,135
Ameriprise Financial Inc.	12,160	563,738
BlackRock Inc.[c]	1,985	365,240
Capital One Financial Corp.	21,139	917,644
Charles Schwab Corp. (The)	45,603	879,682
Citigroup Inc.[a]	976,677	4,268,078
CME Group Inc.	3,169	1,040,731
Discover Financial Services	25,874	400,012
E*TRADE Financial Corp.[a]	89,673	150,651
Eaton Vance Corp.	5,632	198,472
Federated Investors Inc. Class B	4,952	119,442
Franklin Resources Inc.	7,341	848,913
GLG Partners Inc.[a]	8,207	26,591
Goldman Sachs Group Inc. (The)	20,434	2,967,017
Greenhill & Co. Inc.[b]	1,253	110,126
IntercontinentalExchange Inc.[a]	3,468	404,473
Invesco Ltd.[b]	20,082	461,685
Investment Technology Group Inc.[a]	2,200	38,214
Janus Capital Group Inc.	8,606	121,172
Jefferies Group Inc.[b]	5,316	144,701
JPMorgan Chase & Co.	188,437	8,023,647
KBW Inc.[a]	1,708	51,155
Knight Capital Group Inc. Class Aa	4,483	69,711
Legg Mason Inc.	7,707	244,235
MF Global Holdings Ltd.[a,b]	4,796	44,219
Morgan Stanley	58,897	1,779,867
NASDAQ OMX Group Inc. (The)[a]	7,933	166,593
NYSE Euronext Inc.	12,409	404,906
optionsXpress Holdings Inc.[a]	2,072	36,778
Piper Jaffray Companies[a]	904	35,581
Raymond James Financial Inc.	4,767	146,061
SLM Corp.[a]	22,563	276,171
Stifel Financial Corp.[a]	1,436	82,326
T. Rowe Price Group Inc.	12,254	704,727
TD AMERITRADE Holding Corp.[a]	11,278	225,786
Waddell & Reed Financial Inc. Class A	4,070	151,078

		29,019,161

ELECTRIC – 3.03%
AES Corp. (The)[a]	31,177	359,783
Allegheny Energy Inc.	8,088	176,157
ALLETE Inc.	1,348	49,162

34	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Alliant Energy Corp.	5,335	$182,457
Ameren Corp.	11,344	294,490
American Electric Power Co. Inc.	22,486	771,270
Avista Corp.	2,526	54,637
Black Hills Corp.	1,939	63,774
Calpine Corp.[a]	16,783	228,752
CenterPoint Energy Inc.	17,569	252,291
Cleco Corp.	2,871	78,665
CMS Energy Corp.	10,740	174,632
Consolidated Edison Inc.	13,380	604,776
Constellation Energy Group Inc.	8,651	305,813
Dominion Resources Inc.	28,302	1,183,024
DPL Inc.	5,797	163,359
DTE Energy Co.	7,830	377,171
Duke Energy Corp.	61,729	1,035,813
Dynegy Inc. Class Aa	25,189	33,501
Edison International	14,051	482,933
El Paso Electric Co.[a]	2,149	45,666
Entergy Corp.	8,904	723,806
Exelon Corp.	31,338	1,366,023
FirstEnergy Corp.	14,327	542,563
FPL Group Inc.	17,950	934,297
Great Plains Energy Inc.	6,514	125,916
Hawaiian Electric Industries Inc.	4,299	100,382
IDACORP Inc.	2,319	83,670
Integrys Energy Group Inc.	3,701	183,607
ITC Holdings Corp.	2,458	137,230
MDU Resources Group Inc.	8,280	175,536
Mirant Corp.[a]	7,018	81,830
Northeast Utilities	8,401	233,464
NorthWestern Corp.	1,805	54,547
NRG Energy Inc.[a]	12,404	299,805
NSTAR	5,075	185,745
NV Energy Inc.	11,060	138,139
OGE Energy Corp.	4,410	182,486
Pepco Holdings Inc.	10,425	174,515
PG&E Corp.	17,481	765,668
Pinnacle West Capital Corp.	4,672	174,452
PNM Resources Inc.	3,837	52,145
Portland General Electric Co.	3,645	72,463
PPL Corp.	17,449	432,037
Progress Energy Inc.	13,120	523,750

Security	Shares	Value
Public Service Enterprise Group Inc.	23,969	$770,124
RRI Energy Inc.[a]	16,667	67,835
SCANA Corp.	5,285	208,599
Southern Co.	38,789	1,340,548
TECO Energy Inc.	9,570	162,020
UniSource Energy Corp.	1,493	49,747
Westar Energy Inc.	5,232	123,946
Wisconsin Energy Corp.	5,440	285,654
Xcel Energy Inc.	21,355	464,471

		18,135,146

ELECTRICAL COMPONENTS & EQUIPMENT – 0.50%
American Superconductor Corp.[a,b]	1,935	56,463
AMETEK Inc.	5,017	216,985
Belden Inc.	2,298	63,103
Emerson Electric Co.	35,877	1,873,856
Energizer Holdings Inc.[a]	3,347	204,502
EnerSys Inc.[a]	2,032	52,588
General Cable Corp.[a]	2,538	72,511
GrafTech International Ltd.[a]	5,595	94,332
Hubbell Inc. Class B	2,483	115,385
Littelfuse Inc.[a]	990	41,808
Molex Inc.	3,103	69,538
Molex Inc. Class A NVS	3,287	62,453
SunPower Corp. Class Aa,b	2,557	42,318
SunPower Corp. Class Ba	2,002	30,110

		2,995,952

ELECTRONICS – 1.04%
Agilent Technologies Inc.[a]	16,521	599,051
Amphenol Corp. Class A	8,175	377,767
Arrow Electronics Inc.[a]	5,796	176,778
Avnet Inc.[a]	7,286	232,933
AVX Corp.	2,554	39,459
Benchmark Electronics Inc.[a]	3,217	69,616
Brady Corp. Class A	2,361	81,124
Checkpoint Systems Inc.[a]	1,884	42,560
Cymer Inc.[a]	1,413	48,254
Dionex Corp.[a]	881	71,863
Dolby Laboratories Inc. Class Aa	2,541	174,618
Flextronics International Ltd.[a,b]	38,706	299,971
FLIR Systems Inc.[a]	7,136	218,290
Garmin Ltd.[b]	5,649	211,160

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Gentex Corp.	6,526	$140,244
Itron Inc.[a]	1,913	152,294
Jabil Circuit Inc.	9,399	143,993
Mettler-Toledo International Inc.[a]	1,596	200,266
National Instruments Corp.	2,962	102,426
PerkinElmer Inc.	5,603	140,355
Plexus Corp.[a]	1,930	71,506
Thermo Fisher Scientific Inc.[a]	19,273	1,065,411
Thomas & Betts Corp.[a]	2,621	109,925
Trimble Navigation Ltd.[a]	5,678	185,727
Tyco Electronics Ltd.	21,824	700,987
Varian Inc.[a]	1,342	69,502
Vishay Intertechnology Inc.[a]	8,097	84,290
Waters Corp.[a]	4,539	326,763
Woodward Governor Co.	2,781	89,131

		6,226,264

ENERGY – ALTERNATE SOURCES – 0.07%
Covanta Holding Corp.[a]	6,311	110,316
First Solar Inc.[a]	2,266	325,285

		435,601

ENGINEERING & CONSTRUCTION – 0.35%
AECOM Technology Corp.[a]	4,615	138,773
EMCOR Group Inc.[a]	3,092	88,307
Fluor Corp.	8,690	459,180
Foster Wheeler AGa,b	6,023	180,570
Granite Construction Inc.	1,691	56,834
Insituform Technologies Inc. Class Aa	1,933	46,334
Jacobs Engineering Group Inc.[a]	5,889	283,968
KBR Inc.	7,737	170,833
McDermott International Inc.[a]	10,839	297,097
Shaw Group Inc. (The)[a]	3,817	146,115
URS Corp.[a]	3,944	202,524

		2,070,535

ENTERTAINMENT – 0.17%
Bally Technologies Inc.[a]	2,645	121,987
DreamWorks Animation SKG Inc. Class Aa	3,365	133,557
International Game Technology	14,252	300,432
International Speedway Corp. Class A	1,372	41,928

Security	Shares	Value
Madison Square Garden Inc. Class Aa	3,022	$62,707
Penn National Gaming Inc.[a]	3,298	102,106
Pinnacle Entertainment Inc.[a]	2,788	37,722
Regal Entertainment Group Class A	3,900	66,612
Scientific Games Corp. Class Aa	3,233	47,557
Vail Resorts Inc.[a]	1,736	79,231

		993,839

ENVIRONMENTAL CONTROL – 0.34%
Calgon Carbon Corp.[a]	2,633	40,812
Clean Harbors Inc.[a]	1,106	70,154
Darling International Inc.[a]	3,886	36,878
Mine Safety Appliances Co.	1,535	45,114
Nalco Holding Co.	6,513	161,066
Republic Services Inc.	14,824	459,989
Stericycle Inc.[a]	4,073	239,900
Tetra Tech Inc.[a]	2,867	69,811
Waste Connections Inc.[a]	3,841	137,469
Waste Management Inc.	21,540	747,007

		2,008,200

FOOD – 1.80%
Campbell Soup Co.	10,233	366,955
Chiquita Brands International Inc.[a]	2,258	33,960
ConAgra Foods Inc.	21,028	514,555
Corn Products International Inc.	3,479	125,244
Dean Foods Co.[a]	8,526	133,858
Del Monte Foods Co.	9,382	140,167
Flowers Foods Inc.	4,150	109,394
Fresh Del Monte Produce Inc.[a]	1,909	39,841
General Mills Inc.	14,673	1,044,424
H.J. Heinz Co.	14,765	692,036
Hain Celestial Group Inc.[a]	2,097	41,479
Hershey Co. (The)	7,418	348,720
Hormel Foods Corp.	3,502	142,742
J.M. Smucker Co. (The)	5,621	343,275
Kellogg Co.	11,216	616,207
Kraft Foods Inc. Class A	76,098	2,252,501
Kroger Co. (The)	28,695	637,890
McCormick & Co. Inc. NVS	5,239	207,307
Ralcorp Holdings Inc.[a]	2,522	167,839
Ruddick Corp.	2,011	71,069
Safeway Inc.	19,199	453,096

36	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Sara Lee Corp.	31,460	$447,361
Smithfield Foods Inc.[a]	7,376	138,226
SUPERVALU Inc.	9,787	145,826
Sysco Corp.	27,815	877,285
Tootsie Roll Industries Inc.	1,134	30,164
TreeHouse Foods Inc.[a]	1,578	66,734
Tyson Foods Inc. Class A	14,422	282,527
United Natural Foods Inc.[a]	1,879	57,667
Whole Foods Market Inc.[a]	6,464	252,225

		10,780,574

FOREST PRODUCTS & PAPER – 0.37%
Domtar Corp.[a]	1,977	140,051
International Paper Co.	18,664	499,075
Louisiana-Pacific Corp.[a]	5,603	65,891
MeadWestvaco Corp.	7,123	193,532
Plum Creek Timber Co. Inc.	7,778	309,564
Potlatch Corp.	1,879	70,387
Rayonier Inc.	3,771	184,704
Rock-Tenn Co. Class A	1,805	93,138
Temple-Inland Inc.	5,056	117,906
Wausau Paper Corp.[a]	2,507	22,187
Weyerhaeuser Co.	9,897	490,100

		2,186,535

GAS – 0.36%
AGL Resources Inc.	3,681	145,436
Atmos Energy Corp.	4,388	129,797
Energen Corp.	3,420	167,135
Laclede Group Inc. (The)	986	33,603
New Jersey Resources Corp.	2,042	77,045
Nicor Inc.	2,160	93,982
NiSource Inc.	13,128	213,986
Northwest Natural Gas Co.	1,306	61,891
Piedmont Natural Gas Co.	3,297	90,668
Sempra Energy	10,653	523,915
South Jersey Industries Inc.	1,388	62,613
Southern Union Co.	4,995	130,519
Southwest Gas Corp.	2,082	64,750
UGI Corp.	5,208	143,168
Vectren Corp.	3,932	98,339
WGL Holdings Inc.	2,448	87,492

		2,124,339

Security	Shares	Value
HAND & MACHINE TOOLS – 0.17%
Baldor Electric Co.	1,973	$75,783
Kennametal Inc.	3,795	124,704
Lincoln Electric Holdings Inc.	1,926	115,444
Regal Beloit Corp.	1,720	108,824
Snap-on Inc.	2,711	130,616
Stanley Black & Decker Inc.	7,526	467,741

		1,023,112

HEALTH CARE – PRODUCTS – 3.72%
Alcon Inc.	3,586	558,914
American Medical Systems Holdings Inc.[a]	3,420	61,286
Baxter International Inc.	28,746	1,357,386
Beckman Coulter Inc.	3,340	208,416
Becton, Dickinson and Co.	10,515	803,031
Boston Scientific Corp.[a]	70,800	487,104
C.R. Bard Inc.	4,616	399,422
CareFusion Corp.[a]	8,542	235,588
Cepheid Inc.[a,b]	2,929	58,551
Cooper Companies Inc. (The)	2,166	84,236
Covidien PLC	23,894	1,146,673
DENTSPLY International Inc.	7,167	262,599
Edwards Lifesciences Corp.[a]	2,695	277,801
Gen-Probe Inc.[a]	2,390	113,262
Haemonetics Corp.[a]	1,206	69,779
Henry Schein Inc.[a]	4,330	261,835
Hill-Rom Holdings Inc.	2,962	93,925
Hologic Inc.[a]	12,362	220,909
IDEXX Laboratories Inc.[a]	2,829	187,110
Immucor Inc.[a]	3,363	72,002
Intuitive Surgical Inc.[a]	1,859	670,281
Invacare Corp.	1,451	38,350
Inverness Medical Innovations Inc.[a]	3,972	158,006
Johnson & Johnson	131,177	8,434,681
Kinetic Concepts Inc.[a]	2,999	129,857
Masimo Corp.	2,430	56,886
Medtronic Inc.	52,633	2,299,536
NuVasive Inc.[a,b]	1,803	75,005
Patterson Companies Inc.	4,871	155,823
PSS World Medical Inc.[a]	2,841	66,565
ResMed Inc.[a,b]	3,634	248,675
St. Jude Medical Inc.[a]	15,840	646,589

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Steris Corp.	2,612	$86,927
Stryker Corp.	14,369	825,355
TECHNE Corp.	1,781	117,991
Teleflex Inc.	1,900	116,508
Thoratec Corp.[a]	2,700	120,393
Varian Medical Systems Inc.[a]	5,937	334,728
West Pharmaceutical Services Inc.	1,587	66,416
Zimmer Holdings Inc.[a]	10,264	625,180

		22,233,581

HEALTH CARE – SERVICES – 1.17%
Aetna Inc.	20,532	606,721
Amedisys Inc.[a,b]	1,334	76,812
AMERIGROUP Corp.[a]	2,521	91,361
Brookdale Senior Living Inc.[a]	2,658	57,147
Centene Corp.[a]	2,248	51,479
Community Health Systems Inc.[a]	4,464	182,399
Covance Inc.[a,b]	3,041	173,763
Coventry Health Care Inc.[a]	7,086	168,222
DaVita Inc.[a]	4,762	297,292
Health Management Associates Inc. Class Aa	11,541	107,562
Health Net Inc.[a]	5,058	111,377
HealthSouth Corp.[a]	4,522	92,520
Healthways Inc.[a]	1,614	26,292
Humana Inc.[a]	8,140	372,161
Laboratory Corp. of America Holdings[a,b]	5,084	399,450
LifePoint Hospitals Inc.[a]	2,562	97,817
Lincare Holdings Inc.[a]	3,222	150,435
Magellan Health Services Inc.[a]	1,538	64,919
MEDNAX Inc.[a]	2,148	118,011
Odyssey Healthcare Inc.[a]	1,583	32,974
Psychiatric Solutions Inc.[a]	2,477	79,685
Quest Diagnostics Inc.	7,400	422,984
Tenet Healthcare Corp.[a]	22,657	141,606
UnitedHealth Group Inc.[a]	55,232	1,674,082
Universal Health Services Inc. Class B	4,319	160,321
WellCare Health Plans Inc.[a]	1,994	57,088
WellPoint Inc.[a]	21,756	1,170,473

		6,984,953

Security	Shares	Value
HOLDING COMPANIES – DIVERSIFIED – 0.04%
Leucadia National Corp.[a]	9,179	$232,320

		232,320

HOME BUILDERS – 0.19%
D.R. Horton Inc.	13,443	197,478
KB Home	3,605	66,801
Lennar Corp. Class A	7,255	144,374
M.D.C. Holdings Inc.	1,700	65,110
NVR Inc.[a]	277	198,900
Pulte Homes Inc.[a]	16,119	210,998
Ryland Group Inc.	1,976	45,013
Thor Industries Inc.	1,769	63,171
Toll Brothers Inc.[a]	6,383	144,064

		1,135,909

HOME FURNISHINGS – 0.10%
Harman International Industries Inc.[a]	3,218	127,046
Tempur-Pedic International Inc.[a]	3,334	112,356
Whirlpool Corp.	3,502	381,263

		620,665

HOUSEHOLD PRODUCTS & WARES – 0.49%
Avery Dennison Corp.	5,452	212,792
Church & Dwight Co. Inc.	3,350	231,987
Clorox Co. (The)	6,618	428,185
Fortune Brands Inc.	7,177	376,218
Fossil Inc.[a]	2,195	85,386
Jarden Corp.	4,269	137,120
Kimberly-Clark Corp.	19,684	1,205,842
Scotts Miracle-Gro Co. (The) Class A	2,132	103,295
Tupperware Brands Corp.	2,959	151,116
WD-40 Co.	808	28,466

		2,960,407

HOUSEWARES – 0.05%
Newell Rubbermaid Inc.	13,469	229,916
Toro Co. (The)	1,603	91,275

		321,191

INSURANCE – 3.59%
ACE Ltd.	15,716	835,934
Aflac Inc.	22,102	1,126,318
Alleghany Corp.[a]	314	93,308

38	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Allied World Assurance Holdings Ltd.	1,958	$85,310
Allstate Corp. (The)	25,284	826,028
American Financial Group Inc.	3,766	110,833
American International Group Inc.[a,b]	5,728	222,819
American National Insurance Co.	767	84,493
Aon Corp.	11,401	484,087
Arch Capital Group Ltd.[a,b]	2,399	181,317
Argo Group International Holdings Ltd.	1,499	49,452
Arthur J. Gallagher & Co.	4,827	126,805
Aspen Insurance Holdings Ltd.	3,625	97,803
Assurant Inc.	5,596	203,862
Assured Guaranty Ltd.	6,951	149,794
Axis Capital Holdings Ltd.	6,602	205,784
Berkshire Hathaway Inc. Class Ba	36,689	2,825,053
Brown & Brown Inc.	5,488	110,528
Chubb Corp.	16,093	850,837
CIGNA Corp.	12,750	408,765
Cincinnati Financial Corp.	7,273	206,553
Delphi Financial Group Inc. Class A	2,226	61,215
Endurance Specialty Holdings Ltd.	2,292	84,460
Erie Indemnity Co. Class A	1,554	71,966
Everest Re Group Ltd.	2,713	207,952
Fidelity National Financial Inc. Class A	11,072	168,073
First American Corp.	5,802	200,575
Genworth Financial Inc. Class Aa	23,061	380,968
Hanover Insurance Group Inc. (The)	2,451	110,418
Hartford Financial Services Group Inc. (The)	18,086	516,717
HCC Insurance Holdings Inc.	5,417	147,288
Horace Mann Educators Corp.	1,817	31,271
Lincoln National Corp.	14,436	441,597
Loews Corp.	16,548	616,248
Markel Corp.[a]	460	176,106
Marsh & McLennan Companies Inc.	24,547	594,528
MBIA Inc.[a,b]	7,816	74,877
Mercury General Corp.	1,306	58,757
MetLife Inc.	27,462	1,251,718
MGIC Investment Corp.[a,b]	5,968	62,246

Security	Shares	Value
Montpelier Re Holdings Ltd.	3,727	$61,868
Old Republic International Corp.	10,606	159,196
PartnerRe Ltd.	3,860	299,459
Platinum Underwriters Holdings Ltd.	2,352	87,518
Principal Financial Group Inc.	14,369	419,862
ProAssurance Corp.[a]	1,601	97,581
Progressive Corp. (The)	30,265	608,024
Protective Life Corp.	4,232	101,864
Prudential Financial Inc.	21,863	1,389,612
Reinsurance Group of America Inc.	3,506	181,015
RenaissanceRe Holdings Ltd.	2,941	164,549
RLI Corp.	930	53,940
Selective Insurance Group Inc.	2,632	43,981
StanCorp Financial Group Inc.	2,404	108,084
Torchmark Corp.	3,981	213,143
Tower Group Inc.	1,928	44,460
Transatlantic Holdings Inc.	3,192	158,738
Travelers Companies Inc. (The)	24,393	1,237,701
Unitrin Inc.	2,100	61,425
Unum Group	15,828	387,311
Validus Holdings Ltd.	4,537	116,011
W.R. Berkley Corp.	6,797	183,519
White Mountains Insurance Group Ltd.	367	126,101
Willis Group Holdings PLC[b]	8,042	277,047
XL Capital Ltd. Class A	16,324	290,567
Zenith National Insurance Corp.	1,862	70,421

		21,485,660

INTERNET – 2.54%
AboveNet Inc.[a]	1,066	53,876
Akamai Technologies Inc.[a,b]	8,181	317,668
Amazon.com Inc.[a]	16,463	2,256,419
AOL Inc.[a]	5,022	117,314
Ariba Inc.[a]	4,321	61,661
Check Point Software Technologies Ltd.[a]	7,990	284,604
CyberSource Corp.[a]	3,353	86,105
Digital River Inc.[a]	1,895	52,946
EarthLink Inc.	5,082	45,840
eBay Inc.[a]	52,106	1,240,644
Equinix Inc.[a]	1,838	184,995

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Expedia Inc.	10,122	$238,980
F5 Networks Inc.[a]	3,768	257,844
Google Inc. Class Aa	11,573	6,080,917
IAC/InterActiveCorp[a]	4,668	104,657
j2 Global Communications Inc.[a]	2,110	50,809
Liberty Media Corp. – Liberty Interactive Group Series Aa	26,909	413,591
McAfee Inc.[a]	7,537	261,911
Netflix Inc.[a]	2,238	221,047
Priceline.com Inc.[a]	2,065	541,133
Rackspace Hosting Inc.[a]	3,555	63,812
Symantec Corp.[a]	38,619	647,641
TIBCO Software Inc.[a]	8,191	93,377
United Online Inc.	3,951	31,489
ValueClick Inc.[a]	4,091	42,055
VeriSign Inc.[a]	9,346	254,865
WebMD Health Corp.[a]	2,209	107,004
Websense Inc.[a]	1,904	43,354
Yahoo! Inc.[a]	61,950	1,024,034

		15,180,592

IRON & STEEL – 0.36%
AK Steel Holding Corp.	5,141	86,112
Allegheny Technologies Inc.	4,390	234,733
Carpenter Technology Corp.	2,179	85,569
Cliffs Natural Resources Inc.	6,257	391,250
Nucor Corp.	13,587	615,763
Reliance Steel & Aluminum Co.	3,038	148,285
Schnitzer Steel Industries Inc. Class A	1,028	55,512
Steel Dynamics Inc.	10,348	162,567
United States Steel Corp.	6,722	367,425

		2,147,216

LEISURE TIME – 0.31%
Brunswick Corp.	4,028	84,185
Callaway Golf Co.	3,144	29,522
Carnival Corp.	19,800	825,660
Harley-Davidson Inc.	11,091	375,209
Interval Leisure Group Inc.[a]	1,919	28,382
Life Time Fitness Inc.[a]	1,964	72,197
Polaris Industries Inc.[b]	1,526	90,293

Security	Shares	Value
Royal Caribbean Cruises Ltd.[a]	6,417	$229,985
WMS Industries Inc.[a]	2,823	141,207

		1,876,640

LODGING – 0.42%
Boyd Gaming Corp.[a,b]	2,622	33,299
Choice Hotels International Inc.	1,486	53,957
Gaylord Entertainment Co.[a]	1,699	57,341
Hyatt Hotels Corp. Class Aa	1,862	76,658
Las Vegas Sands Corp.[a,b]	20,291	504,434
Marriott International Inc. Class A	14,897	547,614
MGM MIRAGE[a]	11,943	189,774
Orient-Express Hotels Ltd. Class Aa	5,226	71,335
Starwood Hotels & Resorts Worldwide Inc.	8,258	450,144
Wyndham Worldwide Corp.	8,553	229,306
Wynn Resorts Ltd.	3,658	322,782

		2,536,644

MACHINERY – 1.04%
AGCO Corp.[a]	4,414	154,578
Astec Industries Inc.[a]	798	26,430
Briggs & Stratton Corp.	2,289	54,341
Bucyrus International Inc.	3,544	223,307
Caterpillar Inc.	29,520	2,010,017
Cognex Corp.	1,817	37,994
Cummins Inc.	8,549	617,494
Deere & Co.	19,964	1,194,247
Flowserve Corp.	2,697	309,022
Gardner Denver Inc.	2,458	123,613
Graco Inc.	2,808	97,381
IDEX Corp.	3,858	129,629
Intermec Inc.[a]	2,251	25,819
Joy Global Inc.	4,863	276,267
Manitowoc Co. Inc. (The)	6,064	84,957
Nordson Corp.	1,470	105,575
Rockwell Automation Inc.	6,751	409,921
Terex Corp.[a]	5,125	135,915
Wabtec Corp.	2,273	108,149
Zebra Technologies Corp. Class Aa	2,784	80,875

		6,205,531

MACHINERY – DIVERSIFIED – 0.01%
Chart Industries Inc.[a]	1,362	31,312

		31,312

40	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
MANUFACTURING – 3.75%
3M Co.	30,951	$2,744,425
A.O. Smith Corp.	1,180	60,923
Actuant Corp. Class A	3,138	71,954
Acuity Brands Inc.	2,093	94,625
AptarGroup Inc.	3,016	129,809
Brink’s Co. (The)	2,216	59,012
Carlisle Companies Inc.	2,894	109,191
Ceradyne Inc.[a]	1,202	26,684
CLARCOR Inc.	2,513	95,042
Cooper Industries PLC	7,892	387,497
Crane Co.	2,433	87,442
Danaher Corp.	11,651	981,946
Donaldson Co. Inc.	3,405	157,652
Dover Corp.	8,770	457,969
Eastman Kodak Co.[a]	12,413	75,968
Eaton Corp.	7,909	610,259
ESCO Technologies Inc.	1,259	38,840
General Electric Co.	506,056	9,544,216
Harsco Corp.	3,860	119,506
Hexcel Corp.[a]	4,684	75,881
Honeywell International Inc.	33,137	1,573,013
Illinois Tool Works Inc.	20,283	1,036,461
Ingersoll-Rand PLC	14,909	551,335
ITT Corp.	8,665	481,514
Lancaster Colony Corp.	941	51,727
Leggett & Platt Inc.	7,317	179,486
Matthews International Corp. Class A	1,456	50,960
Pall Corp.	5,619	219,085
Parker Hannifin Corp.	7,563	523,208
Pentair Inc.	4,666	168,723
Roper Industries Inc.	4,321	263,667
SPX Corp.	2,375	165,965
Textron Inc.	12,895	294,522
Trinity Industries Inc.	3,825	95,204
Tyco International Ltd.	22,414	869,439

		22,453,150

MEDIA – 2.70%
Cablevision NY Group Class A	11,798	323,737
CBS Corp. Class B NVS	27,356	443,441
Comcast Corp. Class A	97,820	1,930,967

Security	Shares	Value
Comcast Corp. Class A Special	37,125	$699,806
CTC Media Inc.	2,384	40,266
DIRECTV Class Aa	43,385	1,571,838
Discovery Communications Inc. Series Aa	6,436	249,073
Discovery Communications Inc. Series Ca	6,658	222,177
DISH Network Corp. Class A	10,112	223,981
Gannett Co. Inc.	11,099	188,905
John Wiley & Sons Inc. Class A	2,303	97,348
Liberty Global Inc. Series Aa	5,883	161,253
Liberty Global Inc. Series Ca	5,936	160,747
Liberty Media Corp. – Liberty Capital Group Series Aa	4,114	182,127
Liberty Media Corp. – Liberty Starz Group Series Aa	2,370	131,274
McGraw-Hill Companies Inc. (The)	15,017	506,373
Meredith Corp.	1,691	60,758
New York Times Co. (The) Class Aa	4,504	44,680
News Corp. Class A NVS	86,049	1,326,876
News Corp. Class Bb	20,484	364,410
Scholastic Corp.	1,387	37,463
Scripps Networks Interactive Inc. Class A	4,249	192,650
Time Warner Cable Inc.	16,692	938,925
Time Warner Inc.	55,475	1,835,113
Viacom Inc. Class B NVS[a]	26,281	928,508
Walt Disney Co. (The)	85,429	3,147,204
Washington Post Co. (The) Class B	284	144,033

		16,153,933

METAL FABRICATE & HARDWARE – 0.23%
Commercial Metals Co.	5,430	80,798
Kaydon Corp.	1,612	67,108
Mueller Industries Inc.	1,744	51,710
Mueller Water Products Inc. Class A	7,074	39,614
Precision Castparts Corp.	6,695	859,236
Timken Co. (The)	3,604	126,789
Valmont Industries Inc.	1,026	85,455
Worthington Industries Inc.	3,010	48,070

		1,358,780

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
MINING – 0.77%
Alcoa Inc.	48,663	$654,031
Coeur d’Alene Mines Corp.[a]	3,750	67,200
Compass Minerals International Inc.	1,554	117,032
Freeport-McMoRan Copper & Gold Inc.	20,354	1,537,338
Hecla Mining Co.[a,b]	11,020	65,789
Kaiser Aluminum Corp.	803	32,272
Newmont Mining Corp.	22,630	1,269,090
Royal Gold Inc.	2,670	136,651
RTI International Metals Inc.[a]	1,458	39,439
Southern Copper Corp.	10,079	308,216
Titanium Metals Corp.[a]	4,120	63,530
USEC Inc.[a]	5,064	30,384
Vulcan Materials Co.[b]	5,385	308,453

		4,629,425

OFFICE & BUSINESS EQUIPMENT – 0.16%
Pitney Bowes Inc.	9,914	251,815
Xerox Corp.	64,581	703,933

		955,748

OFFICE FURNISHINGS – 0.02%
Herman Miller Inc.	2,566	54,451
HNI Corp.	1,825	56,648

		111,099

OIL & GAS – 8.45%
Anadarko Petroleum Corp.	23,306	1,448,701
Apache Corp.	15,827	1,610,556
Arena Resources Inc.[a]	1,778	65,662
Atlas Energy Inc.[a]	3,751	135,336
Atwood Oceanics Inc.[a]	2,713	98,780
Berry Petroleum Co. Class A	2,258	73,091
Bill Barrett Corp.[a]	1,580	53,846
Brigham Exploration Co.[a]	5,359	104,554
Cabot Oil & Gas Corp.	4,959	179,169
Carrizo Oil & Gas Inc.[a,b]	1,291	28,325
Chesapeake Energy Corp.	30,538	726,804
Chevron Corp.	95,073	7,742,745
Cimarex Energy Co.	3,927	267,350
CNX Gas Corp.[a]	1,306	49,981
Comstock Resources Inc.[a]	2,250	72,135
Concho Resources Inc.[a]	3,688	209,552

Security	Shares	Value
ConocoPhillips	61,698	$3,651,905
Continental Resources Inc.[a]	1,442	70,889
Denbury Resources Inc.[a]	18,229	349,085
Devon Energy Corp.	19,888	1,339,059
Diamond Offshore Drilling Inc.[b]	3,145	248,770
EOG Resources Inc.	11,940	1,338,713
EQT Corp.	6,886	299,472
EXCO Resources Inc.	8,200	152,110
Exxon Mobil Corp.	225,306	15,287,012
Forest Oil Corp.[a]	4,789	140,318
Frontier Oil Corp.	4,844	73,629
Goodrich Petroleum Corp.[a,b]	1,268	21,467
Helmerich & Payne Inc.	4,663	189,411
Hess Corp.	13,955	886,840
Holly Corp.	2,086	56,322
Marathon Oil Corp.	33,646	1,081,719
Mariner Energy Inc.[a]	4,774	114,003
Murphy Oil Corp.	9,057	544,779
Nabors Industries Ltd.[a]	13,594	293,223
Newfield Exploration Co.[a]	6,299	366,539
Noble Corp.[a]	12,258	484,068
Noble Energy Inc.	8,203	626,709
Occidental Petroleum Corp.	38,375	3,402,327
Parker Drilling Co.[a]	5,563	30,763
Patterson-UTI Energy Inc.	7,425	113,528
Penn Virginia Corp.	2,217	56,556
Petrohawk Energy Corp.[a]	14,356	309,946
Pioneer Natural Resources Co.	5,501	352,779
Plains Exploration & Production Co.[a]	6,620	194,032
Pride International Inc.[a]	7,548	228,931
Quicksilver Resources Inc.[a]	5,651	78,379
Range Resources Corp.	7,493	357,866
Rowan Companies Inc.[a]	5,088	151,622
SandRidge Energy Inc.[a,b]	8,710	65,412
Southwestern Energy Co.[a]	16,105	639,046
St. Mary Land & Exploration Co.	2,971	119,553
Sunoco Inc.	5,687	186,420
Swift Energy Co.[a]	1,726	62,447
Tesoro Corp.	6,488	85,317
Transocean Ltd.[a]	15,145	1,097,255
Ultra Petroleum Corp.[a]	7,279	347,718
Unit Corp.[a]	2,216	105,858

42	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Valero Energy Corp.	26,434	$549,563
Whiting Petroleum Corp.[a]	2,411	217,786
XTO Energy Inc.	27,371	1,300,670

		50,536,403

OIL & GAS SERVICES – 1.78%
Baker Hughes Inc.	20,123	1,001,320
Cameron International Corp.[a]	11,514	454,342
Complete Production Services Inc.[a]	3,056	46,115
Core Laboratories NV	1,093	163,830
Dresser-Rand Group Inc.[a]	3,872	136,604
Dril-Quip Inc.[a]	1,471	85,215
Exterran Holdings Inc.[a]	3,073	89,578
FMC Technologies Inc.[a]	5,748	389,082
Global Industries Ltd.[a]	5,125	34,338
Halliburton Co.	42,424	1,300,296
Helix Energy Solutions Group Inc.[a]	4,657	67,899
Hercules Offshore Inc.[a]	5,859	23,202
Key Energy Services Inc.[a]	6,168	66,984
National Oilwell Varco Inc.	19,755	869,813
Oceaneering International Inc.[a]	2,471	161,850
Oil States International Inc.[a]	2,389	115,413
Schlumberger Ltd.	56,524	4,036,944
SEACOR Holdings Inc.[a]	904	76,090
Smith International Inc.	11,809	563,998
Superior Energy Services Inc.[a]	3,782	102,341
Tetra Technologies Inc.[a]	3,793	46,616
Tidewater Inc.	2,476	132,738
Weatherford International Ltd.[a,b]	32,785	593,736
World Fuel Services Corp.	2,748	78,126

		10,636,470

PACKAGING & CONTAINERS – 0.27%
Ball Corp.	4,534	241,254
Bemis Co. Inc.	5,171	157,250
Crown Holdings Inc.[a]	7,641	198,666
Greif Inc. Class A	1,144	67,702
Owens-Illinois Inc.[a]	8,024	284,371
Packaging Corp. of America	4,929	121,894
Pactiv Corp.[a]	6,375	161,989
Sealed Air Corp.	7,571	162,776
Silgan Holdings Inc.	1,182	71,310
Sonoco Products Co.	4,715	156,208

		1,623,420

Security	Shares	Value
PHARMACEUTICALS – 5.03%
Abbott Laboratories	72,970	$3,733,145
Alkermes Inc.[a]	4,631	60,666
Allergan Inc.	14,543	926,244
AmerisourceBergen Corp.	13,358	412,094
Amylin Pharmaceuticals Inc.[a]	6,145	126,833
Auxilium Pharmaceuticals Inc.[a]	2,155	76,718
BioMarin Pharmaceutical Inc.[a]	4,880	114,046
Bristol-Myers Squibb Co.	80,730	2,041,662
Cardinal Health Inc.	16,979	589,002
Catalyst Health Solutions Inc.[a]	1,829	77,385
Cephalon Inc.[a]	3,562	228,680
Cubist Pharmaceuticals Inc.[a]	2,686	60,220
Dendreon Corp.[a,b]	6,249	338,821
Eli Lilly and Co.	46,649	1,631,316
Endo Pharmaceuticals Holdings Inc.[a]	4,741	103,828
Express Scripts Inc.[a]	12,061	1,207,668
Forest Laboratories Inc.[a]	14,428	393,307
Gilead Sciences Inc.[a]	43,271	1,716,561
Herbalife Ltd.	2,999	144,702
Hospira Inc.[a]	7,660	412,031
Isis Pharmaceuticals Inc.[a]	4,538	48,783
King Pharmaceuticals Inc.[a]	11,729	114,944
Mead Johnson Nutrition Co. Class A	9,595	495,198
Medco Health Solutions Inc.[a]	22,495	1,325,405
Medicis Pharmaceutical Corp. Class A	2,746	69,693
Merck & Co. Inc.	147,751	5,177,195
Mylan Inc.[a]	14,469	318,752
NBTY Inc.[a]	2,689	109,389
Omnicare Inc.	5,728	159,181
Onyx Pharmaceuticals Inc.[a]	2,805	80,980
OSI Pharmaceuticals Inc.[a]	2,801	164,335
Par Pharmaceutical Companies Inc.[a]	1,588	43,098
Perrigo Co.	3,961	241,740
Pfizer Inc.	382,038	6,387,675
PharMerica Corp.[a]	1,376	26,557
Salix Pharmaceuticals Ltd.[a]	2,630	105,726
Theravance Inc.[a]	2,583	43,317
United Therapeutics Corp.[a]	2,276	129,482

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Valeant Pharmaceuticals International[a,b]	3,356	$151,020
VCA Antech Inc.[a]	4,015	114,267
Warner Chilcott PLC Class Aa,b	4,614	130,853
Watson Pharmaceuticals Inc.[a]	5,109	218,767

		30,051,286

PIPELINES – 0.43%
El Paso Corp.	33,592	406,463
National Fuel Gas Co.	3,226	167,817
ONEOK Inc.	4,824	237,051
Questar Corp.	8,213	393,813
Spectra Energy Corp.	30,084	702,161
Williams Companies Inc. (The)	27,123	640,374

		2,547,679

REAL ESTATE – 0.14%
Brookfield Properties Corp.	12,508	199,878
CB Richard Ellis Group Inc. Class Aa	12,019	208,169
Forest City Enterprises Inc. Class Aa,b	5,796	89,548
Forestar Group Inc.[a]	1,686	38,002
Jones Lang LaSalle Inc.	1,970	155,394
St. Joe Co. (The)[a,b]	4,421	146,070

		837,061

REAL ESTATE INVESTMENT TRUSTS – 2.11%
Alexandria Real Estate Equities Inc.	2,072	146,718
AMB Property Corp.	7,690	214,243
American Campus Communities Inc.	2,474	69,693
Annaly Capital Management Inc.	25,909	439,158
Apartment Investment and Management Co. Class A	5,728	128,364
AvalonBay Communities Inc.	3,899	405,652
BioMed Realty Trust Inc.	5,263	97,418
Boston Properties Inc.	6,502	512,748
Brandywine Realty Trust	5,984	76,236
BRE Properties Inc. Class A	2,950	123,192
Camden Property Trust	3,090	149,649
CBL & Associates Properties Inc.	6,444	94,082
Chimera Investment Corp.	33,117	134,786
Colonial Properties Trust	3,258	51,379

Security	Shares	Value
Corporate Office Properties Trust	2,816	$113,907
DCT Industrial Trust Inc.	9,825	51,680
Developers Diversified Realty Corp.	9,132	112,232
DiamondRock Hospitality Co.[a]	5,390	59,236
Digital Realty Trust Inc.	3,736	219,303
Douglas Emmett Inc.	5,915	99,017
Duke Realty Corp.	10,552	142,769
EastGroup Properties Inc.	1,212	49,547
Entertainment Properties Trust	2,080	90,938
Equity Lifestyle Properties Inc.	1,450	80,489
Equity Residential	12,851	581,765
Essex Property Trust Inc.	1,388	146,878
Federal Realty Investment Trust	2,990	231,396
Franklin Street Properties Corp.	3,381	49,836
Hatteras Financial Corp.	1,708	45,552
HCP Inc.	13,908	446,725
Health Care REIT Inc.	5,883	264,323
Healthcare Realty Trust Inc.	2,760	66,626
Highwoods Properties Inc.	3,352	107,163
Home Properties Inc.	1,579	78,461
Hospitality Properties Trust	5,810	153,907
Host Hotels & Resorts Inc.	30,189	490,873
HRPT Properties Trust	12,052	94,488
Kilroy Realty Corp.	2,429	85,161
Kimco Realty Corp.	19,313	301,090
LaSalle Hotel Properties	3,136	82,634
Lexington Realty Trust	4,673	33,085
Liberty Property Trust	5,334	180,343
Macerich Co. (The)	5,984	267,545
Mack-Cali Realty Corp.	3,794	130,362
MFA Financial Inc.	13,098	93,127
Mid-America Apartment Communities Inc.	1,405	77,654
National Retail Properties Inc.	3,888	91,485
Nationwide Health Properties Inc.	5,413	189,563
Omega Healthcare Investors Inc.	4,081	81,702
Post Properties Inc.	2,225	57,316
ProLogis	22,051	290,412
Public Storage	6,044	585,724
Realty Income Corp.[b]	5,022	164,671
Redwood Trust Inc.	3,330	55,544
Regency Centers Corp.	4,247	174,339

44	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Senior Housing Properties Trust	6,048	$135,959
Simon Property Group Inc.	13,513	1,202,927
SL Green Realty Corp.[b]	3,702	230,153
Sunstone Hotel Investors Inc.[a]	4,747	60,429
Tanger Factory Outlet Centers Inc.	1,897	78,915
Taubman Centers Inc.	2,533	109,856
UDR Inc.	7,331	148,893
Ventas Inc.	7,473	352,950
Vornado Realty Trust	8,473	706,394
Washington Real Estate Investment Trust	2,897	91,111
Weingarten Realty Investors	5,628	130,119

		12,609,892

RETAIL – 6.06%
99 Cents Only Stores[a]	2,198	34,113
Abercrombie & Fitch Co. Class A	4,189	183,185
Advance Auto Parts Inc.	4,537	204,619
Aeropostale Inc.[a]	4,825	140,118
American Eagle Outfitters Inc.	8,303	139,573
AnnTaylor Stores Corp.[a]	2,816	61,107
AutoNation Inc.[a]	3,653	73,791
AutoZone Inc.[a]	1,433	265,119
Barnes & Noble Inc.	1,915	42,207
Bed Bath & Beyond Inc.[a]	12,507	574,822
Best Buy Co. Inc.	16,077	733,111
Big Lots Inc.[a]	3,893	148,713
BJ’s Wholesale Club Inc.[a]	2,666	102,054
Bob Evans Farms Inc.	1,425	44,075
Brinker International Inc.	4,943	91,544
Buckle Inc. (The)[b]	1,289	46,636
Burger King Holdings Inc.	4,389	92,608
CarMax Inc.[a]	9,500	233,415
Casey’s General Stores Inc.	2,430	93,871
Cato Corp. (The) Class A	1,277	30,329
CEC Entertainment Inc.[a]	1,080	42,174
Cheesecake Factory Inc. (The)[a]	2,613	70,995
Chico’s FAS Inc.	8,372	124,659
Children’s Place Retail Stores Inc. (The)[a]	929	42,567
Chipotle Mexican Grill Inc.[a]	1,507	203,309
Collective Brands Inc.[a]	3,045	71,405
Copart Inc.[a]	3,547	126,592

Security	Shares	Value
Costco Wholesale Corp.	20,771	$1,227,151
Cracker Barrel Old Country Store Inc.	1,023	50,506
CVS Caremark Corp.	66,887	2,470,137
Darden Restaurants Inc.	6,646	297,408
Dick’s Sporting Goods Inc.[a]	4,113	119,729
Dillard’s Inc. Class A	2,572	72,222
Dollar Tree Inc.[a]	4,091	248,406
Dress Barn Inc.[a]	3,015	83,455
Family Dollar Stores Inc.	6,073	240,248
Foot Locker Inc.	7,336	112,608
GameStop Corp. Class Aa	7,915	192,414
Gap Inc. (The)	23,863	590,132
Genesco Inc.[a]	998	33,223
Group 1 Automotive Inc.[a]	1,216	37,757
Home Depot Inc. (The)	80,632	2,842,278
HSN Inc.[a]	1,919	57,819
J. Crew Group Inc.[a]	2,479	115,199
J.C. Penney Co. Inc.	9,930	289,658
Jack in the Box Inc.[a]	2,693	63,339
Kohl’s Corp.[a]	13,541	744,620
Limited Brands Inc.	13,138	352,098
Lowe’s Companies Inc.	69,492	1,884,623
Macy’s Inc.	19,980	463,536
McDonald’s Corp.	51,160	3,611,384
Men’s Wearhouse Inc. (The)	2,209	52,199
MSC Industrial Direct Co. Inc. Class A	2,100	114,429
Nordstrom Inc.	8,047	332,583
Nu Skin Enterprises Inc. Class A	2,451	73,677
Office Depot Inc.[a]	12,995	89,146
OfficeMax Inc.[a]	3,291	62,529
O’Reilly Automotive Inc.[a]	6,549	320,181
P.F. Chang’s China Bistro Inc.[a,b]	1,063	46,389
Panera Bread Co. Class Aa	1,438	112,078
Papa John’s International Inc.[a]	1,080	29,592
PetSmart Inc.	5,700	188,499
RadioShack Corp.	5,900	127,145
Regis Corp.	2,446	46,768
Rite Aid Corp.[a]	28,057	41,524
Ross Stores Inc.	5,944	332,864
Saks Inc.[a]	6,657	64,906
Sally Beauty Holdings Inc.[a]	4,050	38,678

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Sears Holdings Corp.[a]	2,334	$282,297
Signet Jewelers Ltd.[a]	4,075	130,481
Sonic Corp.[a]	2,782	32,577
Staples Inc.	34,273	806,444
Starbucks Corp.[a]	35,054	910,703
Target Corp.	32,484	1,847,365
Tiffany & Co.	5,929	287,438
TJX Companies Inc. (The)	20,019	927,680
Tractor Supply Co.	1,753	117,749
Under Armour Inc. Class Aa,b	1,846	62,302
Urban Outfitters Inc.[a]	6,252	234,513
Walgreen Co.	47,099	1,655,530
Wal-Mart Stores Inc.	102,515	5,499,930
Wendy’s/Arby’s Group Inc. Class A	17,458	92,702
Williams-Sonoma Inc.	4,475	128,880
Yum! Brands Inc.	21,845	926,665

		36,233,104

SAVINGS & LOANS – 0.24%
Astoria Financial Corp.	4,342	70,080
Capitol Federal Financial	981	36,974
First Niagara Financial Group Inc.	9,352	129,993
Hudson City Bancorp Inc.	22,944	305,155
New York Community Bancorp Inc.	19,757	325,398
NewAlliance Bancshares Inc.	4,893	63,756
People’s United Financial Inc.	17,916	278,235
Provident Financial Services Inc.	2,844	37,484
TFS Financial Corp.	4,600	65,044
Washington Federal Inc.	5,437	111,839

		1,423,958

SEMICONDUCTORS – 2.74%
Advanced Micro Devices Inc.[a]	26,465	239,773
Altera Corp.	13,981	354,558
Amkor Technology Inc.[a]	5,302	39,977
Analog Devices Inc.	13,957	417,733
Applied Materials Inc.	63,307	872,370
Applied Micro Circuits Corp.[a]	2,921	32,949
Atmel Corp.[a]	19,407	105,574
ATMI Inc.[a]	1,601	29,026
Broadcom Corp. Class A	20,571	709,494
Cabot Microelectronics Corp.[a]	1,092	41,889
Cree Inc.[a]	4,543	332,593
Cypress Semiconductor Corp.[a]	7,382	95,154

Security	Shares	Value
Emulex Corp.[a]	3,839	$45,108
Fairchild Semiconductor International Inc.[a]	5,895	66,142
FormFactor Inc.[a]	2,391	35,889
Integrated Device Technology Inc.[a]	8,224	54,361
Intel Corp.	263,793	6,022,394
International Rectifier Corp.[a]	3,426	78,867
Intersil Corp. Class A	5,728	85,233
KLA-Tencor Corp.	8,152	277,657
Lam Research Corp.[a]	6,070	246,138
Linear Technology Corp.	9,842	295,851
LSI Corp.[a]	30,862	185,789
Marvell Technology Group Ltd.[a,b]	22,905	472,988
Maxim Integrated Products Inc.	14,523	282,037
MEMC Electronic Materials Inc.[a]	10,822	140,361
Microchip Technology Inc.	8,708	254,361
Micron Technology Inc.[a]	40,514	378,806
Microsemi Corp.[a]	3,857	63,872
National Semiconductor Corp.	11,333	167,502
NetLogic Microsystems Inc.[a]	2,543	79,265
Novellus Systems Inc.[a]	4,718	123,612
NVIDIA Corp.[a]	26,211	412,037
OmniVision Technologies Inc.[a]	2,372	41,652
ON Semiconductor Corp.[a]	20,325	161,380
PMC-Sierra Inc.[a]	10,765	95,270
QLogic Corp.[a]	5,515	106,826
Rambus Inc.[a]	5,005	120,771
Rovi Corp.[a]	4,919	191,743
Semtech Corp.[a]	2,812	51,038
Silicon Laboratories Inc.[a]	2,200	106,370
Skyworks Solutions Inc.[a]	8,196	138,021
Teradyne Inc.[a]	8,088	98,916
Tessera Technologies Inc.[a]	2,410	48,875
Texas Instruments Inc.	59,515	1,547,985
TriQuint Semiconductor Inc.[a]	7,285	54,929
Varian Semiconductor Equipment Associates Inc.[a]	3,450	113,643
Veeco Instruments Inc.[a]	1,763	77,554
Xilinx Inc.	13,249	341,559
Zoran Corp.[a]	2,332	22,690

		16,358,582

46	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
SOFTWARE – 4.32%
ACI Worldwide Inc.[a]	1,577	$29,632
Activision Blizzard Inc.	27,172	301,066
Acxiom Corp.[a]	3,825	72,981
Adobe Systems Inc.[a]	24,767	831,924
Advent Software Inc.[a]	700	31,626
Allscripts-Misys Healthcare Solutions Inc.[a]	2,749	55,447
ANSYS Inc.[a]	4,181	188,145
athenahealth Inc.[a]	1,496	43,414
Autodesk Inc.[a]	10,804	367,444
Automatic Data Processing Inc.	23,755	1,030,017
Blackboard Inc.[a]	1,473	62,676
BMC Software Inc.[a]	8,531	335,780
Broadridge Financial Solutions Inc.	5,863	139,598
CA Inc.	20,020	456,656
Cerner Corp.[a,b]	3,318	281,731
Citrix Systems Inc.[a]	8,499	399,453
Compuware Corp.[a]	11,080	95,288
Concur Technologies Inc.[a]	2,041	85,538
CSG Systems International Inc.[a]	1,646	37,397
Dun & Bradstreet Corp. (The)	2,513	193,426
Electronic Arts Inc.[a]	15,493	300,099
Fair Isaac Corp.	2,372	49,954
Fidelity National Information Services Inc.	15,777	414,777
Fiserv Inc.[a]	7,211	368,410
Global Payments Inc.	3,844	164,562
Informatica Corp.[a]	4,305	107,668
Intuit Inc.[a]	13,760	497,562
JDA Software Group Inc.[a]	1,712	49,477
ManTech International Corp. Class Aa	1,098	49,443
Microsoft Corp.	370,293	11,308,748
MSCI Inc. Class Aa	4,991	172,938
Novell Inc.[a]	16,157	90,641
Nuance Communications Inc.[a]	11,310	206,634
Oracle Corp.	181,465	4,689,056
Parametric Technology Corp.[a]	5,438	101,092
Paychex Inc.	15,200	465,120
Progress Software Corp.[a]	1,859	59,953
Quality Systems Inc.	873	55,881
Quest Software Inc.[a]	2,910	51,012

Security	Shares	Value
Red Hat Inc.[a]	8,948	$267,277
Salesforce.com Inc.[a]	4,946	423,378
SEI Investments Co.	7,537	169,281
Solera Holdings Inc.	3,348	130,137
Sybase Inc.[a]	3,919	170,006
Take-Two Interactive Software Inc.[a]	3,653	39,708
Total System Services Inc.	9,446	151,230
VeriFone Holdings Inc.[a]	3,700	70,411
VMware Inc. Class Aa	2,668	164,455

		25,828,149

TELECOMMUNICATIONS – 5.21%
ADC Telecommunications Inc.[a]	4,688	37,551
ADTRAN Inc.	3,088	82,666
Amdocs Ltd.[a]	9,098	290,590
American Tower Corp. Class Aa	18,959	773,717
Anixter International Inc.[a]	1,454	76,190
ARRIS Group Inc.[a]	5,803	71,319
AT&T Inc.	281,770	7,342,926
Atheros Communications Inc.[a]	3,316	128,793
Black Box Corp.	823	25,669
CenturyTel Inc.	14,092	480,678
Ciena Corp.[a,b]	4,299	79,489
Cincinnati Bell Inc.[a]	9,748	32,851
Cisco Systems Inc.[a]	273,560	7,364,235
CommScope Inc.[a]	4,460	145,307
Comtech Telecommunications Corp.[a]	1,364	42,611
Corning Inc.	74,261	1,429,524
Crown Castle International Corp.[a]	11,817	447,273
EchoStar Corp. Class Aa	1,929	37,056
Frontier Communications Corp.[b]	15,175	120,793
Harmonic Inc.[a]	4,212	28,810
Harris Corp.	6,245	321,493
InterDigital Inc.[a]	2,035	56,308
JDS Uniphase Corp.[a]	10,187	132,329
Juniper Networks Inc.[a]	24,894	707,239
Leap Wireless International Inc.[a]	2,925	53,586
Level 3 Communications Inc.[a]	76,714	119,674
MetroPCS Communications Inc.[a,b]	12,140	92,628
Motorola Inc.[a]	101,152	715,145
NeuStar Inc. Class Aa	3,509	85,865
NII Holdings Inc.[a]	7,901	335,160
Plantronics Inc.	2,285	75,862

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Polycom Inc.[a]	3,963	$128,996
QUALCOMM Inc.	79,698	3,087,501
Qwest Communications International Inc.	66,430	347,429
RF Micro Devices Inc.[a]	11,486	64,551
SAVVIS Inc.[a]	2,051	36,098
SBA Communications Corp. Class Aa	5,532	195,667
Sonus Networks Inc.[a]	10,086	26,123
Sprint Nextel Corp.[a]	134,456	571,438
Syniverse Holdings Inc.[a]	3,327	66,806
Tekelec[a]	3,205	58,107
Telephone and Data Systems Inc.	2,462	85,333
Telephone and Data Systems Inc. Special	2,146	64,981
Tellabs Inc.	17,164	155,849
tw telecom inc.[a]	6,870	122,286
United States Cellular Corp.[a]	736	30,971
Verizon Communications Inc.	135,636	3,918,524
Virgin Media Inc.	13,970	245,732
Windstream Corp.	21,170	233,928

		31,173,657

TEXTILES – 0.06%
Cintas Corp.	6,331	172,520
G&K Services Inc. Class A	971	26,693
Mohawk Industries Inc.[a]	2,673	170,377

		369,590

TOYS, GAMES & HOBBIES – 0.10%
Hasbro Inc.	5,750	220,570
Mattel Inc.	17,051	393,026

		613,596

TRANSPORTATION – 1.65%
Alexander & Baldwin Inc.	1,991	70,840
Arkansas Best Corp.	1,155	35,181
Bristow Group Inc.[a]	1,633	63,213
C.H. Robinson Worldwide Inc.	7,856	473,717
Con-way Inc.	2,398	93,138
CSX Corp.	18,516	1,037,822
Expeditors International of Washington Inc.	10,208	415,874
FedEx Corp.	13,793	1,241,508
Forward Air Corp.	1,453	40,713

Security	Shares	Value
Genco Shipping & Trading Ltd.[a]	1,300	$30,108
Genesee & Wyoming Inc. Class Aa	1,810	70,771
Heartland Express Inc.	2,664	44,062
Hub Group Inc. Class Aa	1,726	55,249
J.B. Hunt Transport Services Inc.	4,573	168,561
Kansas City Southern Industries Inc.[a]	4,522	183,367
Kirby Corp.[a]	2,572	108,230
Knight Transportation Inc.	2,713	57,760
Landstar System Inc.	2,446	108,162
Norfolk Southern Corp.	17,337	1,028,604
Old Dominion Freight Line Inc.[a]	1,397	50,124
Overseas Shipholding Group Inc.	1,349	67,531
Ryder System Inc.	2,582	120,115
Teekay Corp.	1,975	49,474
Union Pacific Corp.	23,909	1,808,955
United Parcel Service Inc. Class B	33,843	2,339,905
UTi Worldwide Inc.	4,654	73,766
Werner Enterprises Inc.	2,342	52,508

		9,889,258

TRUCKING & LEASING – 0.01%
GATX Corp.	1,966	64,170

		64,170

WATER – 0.04%
American Water Works Co. Inc.	4,222	91,955
Aqua America Inc.	6,599	120,960
California Water Service Group	919	35,593

		248,508

TOTAL COMMON STOCKS
(Cost: $586,734,734)		596,770,016

SHORT-TERM INVESTMENTS – 1.32%

MONEY MARKET FUNDS – 1.32%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	6,125,004	6,125,004
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[c,d,e]	1,129,495	1,129,495

48	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	663,473	$663,473

		7,917,972

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,917,972)		7,917,972

TOTAL INVESTMENTS IN SECURITIES – 101.13%
(Cost: $594,652,706)		604,687,988

Other Assets, Less Liabilities – (1.13)%		(6,757,208)

NET ASSETS – 100.00%		$597,930,780

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.86%

ELECTRIC – 1.16%
OGE Energy Corp.	208,902	$8,644,365

		8,644,365
ELECTRICAL COMPONENTS & EQUIPMENT – 0.19%
SunPower Corp. Class Aa,b	21,874	362,015
SunPower Corp. Class Ba	70,289	1,057,146

		1,419,161
ENERGY – ALTERNATE SOURCES – 0.49%
First Solar Inc.[a,b]	25,287	3,629,949

		3,629,949
GAS – 0.14%
Energen Corp.	20,904	1,021,579
Southern Union Co.	80	2,090

		1,023,669
MACHINERY – DIVERSIFIED – 0.00%
Chart Industries Inc.[a]	100	2,299

		2,299
OIL & GAS – 79.66%
Anadarko Petroleum Corp.	309,105	19,213,967
Apache Corp.	239,641	24,385,868
Arena Resources Inc.[a]	19,897	734,796
Atlas Energy Inc.[a]	45	1,624
Atwood Oceanics Inc.[a]	18,333	667,504
Berry Petroleum Co. Class A	50	1,618
Bill Barrett Corp.[a]	18,202	620,324
Brigham Exploration Co.[a]	82,268	1,605,049
Cabot Oil & Gas Corp.	58,566	2,115,990
Carrizo Oil & Gas Inc.[a,b]	17,543	384,893
Chesapeake Energy Corp.	314,250	7,479,150
Chevron Corp.	1,126,062	91,706,489
Cimarex Energy Co.	40,066	2,727,693
Comstock Resources Inc.[a]	24,535	786,592
Concho Resources Inc.[a]	33,463	1,901,368
ConocoPhillips	768,378	45,480,294
Continental Resources Inc.[a]	7,225	355,181
Denbury Resources Inc.[a]	144,098	2,759,477
Devon Energy Corp.	280,092	18,858,594
Diamond Offshore Drilling Inc.[b]	60,606	4,793,935
EOG Resources Inc.	167,490	18,778,979
EXCO Resources Inc.	70,174	1,301,728

Security	Shares	Value
Exxon Mobil Corp.	2,498,727	$169,538,627
Forest Oil Corp.[a]	39,269	1,150,582
Frontier Oil Corp.	84,696	1,287,379
Goodrich Petroleum Corp.[a,b]	3,152	53,363
Helmerich & Payne Inc.	51,526	2,092,986
Hess Corp.	202,861	12,891,817
Holly Corp.	50,249	1,356,723
Marathon Oil Corp.	495,119	15,918,076
Mariner Energy Inc.[a]	16,590	396,169
Murphy Oil Corp.	145,392	8,745,329
Nabors Industries Ltd.[a,b]	114,891	2,478,199
Newfield Exploration Co.[a]	81,889	4,765,121
Noble Corp.[a]	162,850	6,430,946
Noble Energy Inc.	111,326	8,505,306
Occidental Petroleum Corp.	415,197	36,811,366
Patterson-UTI Energy Inc.	52,237	798,704
Petrohawk Energy Corp.[a]	113,595	2,452,516
Pioneer Natural Resources Co.	56,819	3,643,802
Plains Exploration & Production Co.[a]	56,771	1,663,958
Pride International Inc.[a]	84,145	2,552,118
Quicksilver Resources Inc.[a]	34,483	478,279
Range Resources Corp.	86,529	4,132,625
Rowan Companies Inc.[a]	37,304	1,111,659
SandRidge Energy Inc.[a,b]	111,512	837,455
Southwestern Energy Co.[a]	205,044	8,136,146
St. Mary Land & Exploration Co.	26,822	1,079,317
Sunoco Inc.	101,606	3,330,645
Swift Energy Co.[a]	38	1,375
Tesoro Corp.[b]	84,764	1,114,647
Transocean Ltd.[a]	192,796	13,968,070
Ultra Petroleum Corp.[a]	88,767	4,240,400
Unit Corp.[a]	14,165	676,662
Valero Energy Corp.	291,708	6,064,609
Whiting Petroleum Corp.[a]	8,972	810,441
XTO Energy Inc.	359,202	17,069,279

		593,245,809
OIL & GAS SERVICES – 16.67%
Baker Hughes Inc.	266,186	13,245,415
Cameron International Corp.[a]	136,053	5,368,651
Complete Production Services Inc.[a]	57,497	867,630

50	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
Core Laboratories NV	12,356	$1,852,041
Dresser-Rand Group Inc.[a]	46,877	1,653,821
Dril-Quip Inc.[a]	16,712	968,126
FMC Technologies Inc.[a]	71,216	4,820,611
Halliburton Co.	517,906	15,873,819
Helix Energy Solutions Group Inc.[a]	62,985	918,321
Hercules Offshore Inc.[a]	203,602	806,264
Key Energy Services Inc.[a]	9,121	99,054
National Oilwell Varco Inc.	233,836	10,295,799
Oceaneering International Inc.[a]	31,999	2,095,935
Oil States International Inc.[a]	29	1,401
Schlumberger Ltd.	669,858	47,841,258
SEACOR Holdings Inc.[a]	16,687	1,404,545
Smith International Inc.	132,240	6,315,782
Superior Energy Services Inc.[a]	33,177	897,770
Tetra Technologies Inc.[a]	17,281	212,384
Tidewater Inc.	28,346	1,519,629
Weatherford International Ltd.[a,b]	393,190	7,120,671

		124,178,927
PIPELINES – 1.40%
El Paso Corp.	458,129	5,543,361
Williams Companies Inc. (The)	207,025	4,887,860

		10,431,221
TRANSPORTATION – 0.15%
Bristow Group Inc.[a]	28,859	1,117,132

		1,117,132

TOTAL COMMON STOCKS
(Cost: $847,522,958)		743,692,532

SHORT-TERM INVESTMENTS – 2.20%

MONEY MARKET FUNDS – 2.20%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	13,172,252	13,172,252
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[c,d,e]	2,429,059	2,429,059

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.10%[c,d]	798,905	$798,905

		16,400,216

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,400,216)		16,400,216

TOTAL INVESTMENTS IN SECURITIES – 102.06%
(Cost: $863,923,174)		760,092,748

Other Assets, Less Liabilities – (2.06)%		(15,379,956)

NET ASSETS – 100.00%		$744,712,792

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.80%

BIOTECHNOLOGY – 11.79%
Acorda Therapeutics Inc.[a]	19,024	$737,180
Alexion Pharmaceuticals Inc.[a]	44,669	2,451,435
Amgen Inc.[a]	513,102	29,431,531
Bio-Rad Laboratories Inc. Class Aa	9,509	1,062,060
Biogen Idec Inc.[a]	136,631	7,275,601
Celera Corp.[a]	40,743	304,350
Celgene Corp.[a]	233,271	14,451,139
Charles River Laboratories International Inc.[a]	33,484	1,121,044
Genzyme Corp.[a]	134,481	7,159,768
Human Genome Sciences Inc.[a]	92,599	2,564,066
Illumina Inc.[a,b]	63,311	2,650,832
Incyte Corp.[a,b]	56,070	752,459
Life Technologies Corp.[a]	90,371	4,944,197
Millipore Corp.[a]	28,190	2,992,369
Myriad Genetics Inc.[a]	48,374	1,161,460
Nektar Therapeutics[a]	46,979	655,827
PDL BioPharma Inc.	60,833	354,048
Regeneron Pharmaceuticals Inc.[a]	32,046	818,134
Savient Pharmaceuticals Inc.[a]	33,878	491,231
Vertex Pharmaceuticals Inc.[a]	97,460	3,778,524

		85,157,255

COMMERCIAL SERVICES – 0.51%
Emergency Medical Services Corp.
Class Aa	14,189	750,314
HMS Holdings Corp.[a]	13,143	703,151
PAREXEL International Corp.[a]	29,317	691,295
Pharmaceutical Product
Development Inc.	55,754	1,533,235

		3,677,995

DISTRIBUTION & WHOLESALE – 0.14%
Owens & Minor Inc.	31,620	994,449

		994,449
ELECTRONICS – 2.17%
Thermo Fisher Scientific Inc.[a]	206,847	11,434,502
Varian Inc.[a]	14,647	758,568
Waters Corp.[a]	47,967	3,453,145

		15,646,215

Security	Shares	Value
HEALTH CARE – PRODUCTS – 32.82%
Alcon Inc.	38,675	$6,027,885
American Medical Systems Holdings Inc.[a]	37,480	671,642
Baxter International Inc.	306,675	14,481,193
Beckman Coulter Inc.	35,189	2,195,794
Becton, Dickinson and Co.	112,321	8,577,955
Boston Scientific Corp.[a]	763,739	5,254,524
C.R. Bard Inc.	48,927	4,233,653
CareFusion Corp.[a]	91,246	2,516,565
Cepheid Inc.[a,b]	29,041	580,530
Cooper Companies Inc. (The)	22,983	893,809
Covidien PLC	255,405	12,256,886
DENTSPLY International Inc.	75,519	2,767,016
Edwards Lifesciences Corp.[a]	28,543	2,942,212
Gen-Probe Inc.[a]	24,903	1,180,153
Haemonetics Corp.[a]	12,781	739,509
Henry Schein Inc.[a]	45,722	2,764,809
Hill-Rom Holdings Inc.	31,751	1,006,824
Hologic Inc.[a]	130,797	2,337,342
IDEXX Laboratories Inc.[a]	30,128	1,992,666
Immucor Inc.[a]	35,490	759,841
Intuitive Surgical Inc.[a]	19,738	7,116,733
Invacare Corp.	15,466	408,766
Inverness Medical Innovations Inc.[a]	42,249	1,680,665
Johnson & Johnson	1,401,939	90,144,678
Kinetic Concepts Inc.[a]	31,444	1,361,525
Masimo Corp.	26,282	615,262
Medtronic Inc.	562,504	24,575,800
NuVasive Inc.[a,b]	19,128	795,725
Patterson Companies Inc.	50,707	1,622,117
PSS World Medical Inc.[a]	29,743	696,878
ResMed Inc.[a]	38,420	2,629,081
St. Jude Medical Inc.[a]	169,387	6,914,377
Steris Corp.	27,309	908,844
Stryker Corp.	154,215	8,858,110
TECHNE Corp.	18,979	1,257,359
Teleflex Inc.	20,085	1,231,612
Thoratec Corp.[a]	28,385	1,265,687
Varian Medical Systems Inc.[a]	63,025	3,553,350
West Pharmaceutical Services Inc.	16,613	695,254
Zimmer Holdings Inc.[a]	109,022	6,640,530

		237,153,161

52	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
HEALTH CARE – SERVICES – 10.32%
Aetna Inc.	221,255	$6,538,085
Amedisys Inc.[a,b]	14,208	818,097
AMERIGROUP Corp.[a]	25,980	941,515
Brookdale Senior Living Inc.[a]	28,508	612,922
Centene Corp.[a]	24,543	562,035
Community Health Systems Inc.[a]	47,252	1,930,717
Covance Inc.[a]	32,314	1,846,422
Coventry Health Care Inc.[a]	75,013	1,780,809
DaVita Inc.[a]	51,787	3,233,062
Health Management Associates Inc. Class Aa	123,767	1,153,508
Health Net Inc.[a]	52,525	1,156,600
HealthSouth Corp.[a]	47,381	969,415
Healthways Inc.[a]	17,413	283,658
Humana Inc.[a]	86,268	3,944,173
Laboratory Corp. of America Holdings[a]	53,839	4,230,130
LifePoint Hospitals Inc.[a]	27,814	1,061,939
Lincare Holdings Inc.[a]	34,399	1,606,089
Magellan Health Services Inc.[a]	17,895	755,348
MEDNAX Inc.[a]	23,088	1,268,455
Odyssey Healthcare Inc.[a]	16,649	346,799
Psychiatric Solutions Inc.[a]	26,979	867,914
Quest Diagnostics Inc.	78,407	4,481,744
Tenet Healthcare Corp.[a]	243,202	1,520,012
UnitedHealth Group Inc.[a]	589,231	17,859,592
Universal Health Services Inc. Class B	46,030	1,708,634
WellCare Health Plans Inc.[a]	21,416	613,140
WellPoint Inc.[a]	232,354	12,500,645

		74,591,459

INSURANCE – 0.61%
CIGNA Corp.	137,707	4,414,886

		4,414,886

PHARMACEUTICALS – 41.44%
Abbott Laboratories	779,918	39,900,605
Alkermes Inc.[a]	47,638	624,058
Allergan Inc.	155,868	9,927,233
Amylin Pharmaceuticals Inc.[a]	64,979	1,341,167
Auxilium Pharmaceuticals Inc.[a]	23,984	853,830
BioMarin Pharmaceutical Inc.[a]	50,435	1,178,666

Security	Shares	Value
Bristol-Myers Squibb Co.	861,016	$21,775,095
Catalyst Health Solutions Inc.[a]	19,198	812,267
Cephalon Inc.[a]	37,890	2,432,538
Cubist Pharmaceuticals Inc.[a]	29,288	656,637
Dendreon Corp.[a]	66,175	3,588,008
Eli Lilly and Co.	497,697	17,404,464
Endo Pharmaceuticals Holdings Inc.[a]	52,625	1,152,488
Express Scripts Inc.[a]	129,016	12,918,372
Forest Laboratories Inc.[a]	152,901	4,168,081
Gilead Sciences Inc.[a]	461,460	18,306,118
Hospira Inc.[a]	82,198	4,421,430
Isis Pharmaceuticals Inc.[a]	47,193	507,325
King Pharmaceuticals Inc.[a]	124,613	1,221,207
Medco Health Solutions Inc.[a]	240,208	14,153,055
Medicis Pharmaceutical Corp. Class A	30,228	767,187
Merck & Co. Inc.	1,579,101	55,331,699
Mylan Inc.[a,b]	153,097	3,372,727
Onyx Pharmaceuticals Inc.[a]	31,595	912,148
OSI Pharmaceuticals Inc.[a]	29,418	1,725,954
Par Pharmaceutical Companies Inc.[a]	17,319	470,038
Perrigo Co.	41,845	2,553,800
Pfizer Inc.	4,082,992	68,267,626
PharMerica Corp.[a]	15,734	303,666
Salix Pharmaceuticals Ltd.[a]	27,689	1,113,098
Theravance Inc.[a]	30,808	516,650
United Therapeutics Corp.[a]	23,590	1,342,035
Valeant
Pharmaceuticals International[a,b]	35,370	1,591,650
Warner Chilcott PLC Class Aa,b	49,307	1,398,347
Watson Pharmaceuticals Inc.[a]	55,346	2,369,916

		299,379,185

TOTAL COMMON STOCKS
(Cost: $878,055,426)		721,014,605

SHORT-TERM INVESTMENTS – 1.64%

MONEY MARKET FUNDS – 1.64%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	9,139,778	9,139,778

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[c,d,e]	1,685,442	$1,685,442
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	1,031,716	1,031,716

		11,856,936

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,856,936)		11,856,936

TOTAL INVESTMENTS IN SECURITIES – 101.44%
(Cost: $889,912,362)		732,871,541

Other Assets, Less Liabilities – (1.44)%		(10,386,629)

NET ASSETS – 100.00%		$722,484,912

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

54	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.94%

COMMERCIAL SERVICES – 0.39%
Gartner Inc.[a]	46,606	$1,122,273
SAIC Inc.[a]	255,362	4,445,852

		5,568,125

COMPUTERS – 32.37%
Apple Inc.[a]	616,207	160,903,972
Brocade Communications Systems Inc.[a]	290,070	1,882,554
CACI International Inc. Class Aa	26,730	1,267,804
Cadence Design Systems Inc.[a]	178,767	1,333,602
Cognizant Technology Solutions Corp. Class Aa	210,655	10,781,323
Computer Sciences Corp.[a]	117,242	6,142,308
Dell Inc.[a]	1,205,509	19,505,136
Diebold Inc.	64,539	2,023,298
DST Systems Inc.	30,086	1,277,151
Electronics For Imaging Inc.[a]	44,270	568,869
EMC Corp.[a]	1,433,362	27,248,212
Hewlett-Packard Co.	1,272,106	66,111,349
Insight Enterprises Inc.[a]	23,409	351,837
International Business Machines Corp.	909,261	117,294,669
Lexmark International Inc. Class Aa	52,115	1,930,861
Mentor Graphics Corp.[a]	57,322	515,325
MICROS Systems Inc.[a]	53,756	1,997,573
NCR Corp.[a]	114,800	1,510,768
NetApp Inc.[a]	235,364	8,160,070
Palm Inc.[a,b]	104,263	604,725
Riverbed Technology Inc.[a]	37,576	1,164,480
SanDisk Corp.[a]	156,841	6,256,387
Seagate Technology[a]	352,396	6,473,514
SRA International Inc. Class Aa	22,421	517,477
Synaptics Inc.[a,b]	19,856	607,991
Synopsys Inc.[a]	101,393	2,302,635
Teradata Corp.[a]	126,821	3,686,686
Unisys Corp.[a]	22,610	633,532
Western Digital Corp.[a]	164,889	6,775,289

		459,829,397

Security	Shares	Value
DISTRIBUTION & WHOLESALE – 0.35%
Brightpoint Inc.[a]	35,316	$285,706
Ingram Micro Inc. Class Aa	133,593	2,426,049
Tech Data Corp.[a]	52,172	2,238,179

		4,949,934
ELECTRONICS – 0.06%
Cymer Inc.[a]	26,289	897,769

		897,769
INTERNET – 10.14%
Akamai Technologies Inc.[a,b]	112,034	4,350,280
AOL Inc.[a]	72,898	1,702,897
Ariba Inc.[a]	46,480	663,270
Check Point Software Technologies Ltd.[a]	132,795	4,730,158
Digital River Inc.[a]	25,649	716,633
EarthLink Inc.	87,193	786,481
Equinix Inc.[a]	25,676	2,584,289
F5 Networks Inc.[a]	61,016	4,175,325
Google Inc. Class Aa	166,097	87,274,008
IAC/InterActiveCorp[a]	63,580	1,425,464
j2 Global Communications Inc.[a]	34,692	835,383
McAfee Inc.[a]	108,053	3,754,842
Rackspace Hosting Inc.[a,b]	68,289	1,225,787
Symantec Corp.[a]	566,706	9,503,660
TIBCO Software Inc.[a]	107,341	1,223,687
United Online Inc.	49,778	396,731
VeriSign Inc.[a]	131,959	3,598,522
Websense Inc.[a]	15,686	357,170
Yahoo! Inc.[a]	892,407	14,751,488

		144,056,075

MACHINERY – 0.04%
Intermec Inc.[a]	47,205	541,441

		541,441

OFFICE & BUSINESS EQUIPMENT – 1.00%
Pitney Bowes Inc.	157,046	3,988,969
Xerox Corp.	943,279	10,281,741

		14,270,710

SEMICONDUCTORS – 16.27%
Advanced Micro Devices Inc.[a]	381,975	3,460,693
Altera Corp.	218,400	5,538,624
Amkor Technology Inc.[a]	64,580	486,933

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
Analog Devices Inc.	235,704	$7,054,621
Applied Materials Inc.	1,023,317	14,101,308
Applied Micro Circuits Corp.[a]	45,886	517,594
Atmel Corp.[a]	358,885	1,952,334
ATMI Inc.[a]	15,253	276,537
Broadcom Corp. Class A	330,653	11,404,222
Cabot Microelectronics Corp.[a]	29,478	1,130,776
Cree Inc.[a,b]	75,413	5,520,986
Cypress Semiconductor Corp.[a]	100,602	1,296,760
Emulex Corp.[a]	59,196	695,553
Fairchild Semiconductor International Inc.[a]	63,298	710,204
FormFactor Inc.[a]	38,631	579,851
Integrated Device Technology Inc.[a]	101,929	673,751
Intel Corp.	2,996,962	68,420,642
International Rectifier Corp.[a]	58,405	1,344,483
Intersil Corp. Class A	103,998	1,547,490
KLA-Tencor Corp.	133,070	4,532,364
Lam Research Corp.[a]	89,269	3,619,858
Linear Technology Corp.	155,340	4,669,520
LSI Corp.[a]	443,743	2,671,333
Marvell Technology Group Ltd.[a,b]	344,847	7,121,091
Maxim Integrated Products Inc.	255,154	4,955,091
MEMC Electronic Materials Inc.[a]	152,644	1,979,793
Microchip Technology Inc.	200,400	5,853,684
Micron Technology Inc.[a]	575,962	5,385,245
Microsemi Corp.[a]	52,960	877,018
National Semiconductor Corp.	167,523	2,475,990
NetLogic Microsystems Inc.[a,b]	30,269	943,485
Novellus Systems Inc.[a]	73,687	1,930,599
NVIDIA Corp.[a]	386,227	6,071,488
OmniVision Technologies Inc.[a]	32,503	570,753
ON Semiconductor Corp.[a]	276,082	2,192,091
PMC-Sierra Inc.[a]	145,653	1,289,029
QLogic Corp.[a]	102,098	1,977,638
Rambus Inc.[a,b]	70,442	1,699,765
Rovi Corp.[a]	59,047	2,301,652
Semtech Corp.[a]	52,281	948,900
Silicon Laboratories Inc.[a]	51,076	2,469,525
Skyworks Solutions Inc.[a]	115,645	1,947,462
Teradyne Inc.[a]	106,888	1,307,240
Tessera Technologies Inc.[a]	32,804	665,265

Security	Shares	Value
Texas Instruments Inc.	966,689	$25,143,581
TriQuint Semiconductor Inc.[a]	97,138	732,421
Varian Semiconductor Equipment Associates Inc.[a]	57,687	1,900,210
Xilinx Inc.	223,367	5,758,401
Zoran Corp.[a]	42,205	410,655

		231,114,509
SOFTWARE – 22.26%
ACI Worldwide Inc.[a]	16,114	302,782
Adobe Systems Inc.[a]	367,662	12,349,767
Advent Software Inc.[a]	9,504	429,391
Allscripts-Misys Healthcare Solutions Inc.[a]	49,395	996,297
ANSYS Inc.[a]	60,638	2,728,710
athenahealth Inc.[a,b]	17,693	513,451
Autodesk Inc.[a]	152,249	5,177,988
Blackboard Inc.[a]	15,837	673,864
BMC Software Inc.[a]	132,700	5,223,072
CA Inc.	297,803	6,792,886
Cerner Corp.[a,b]	56,723	4,816,350
Citrix Systems Inc.[a]	128,018	6,016,846
Compuware Corp.[a]	153,630	1,321,218
Concur Technologies Inc.[a]	25,316	1,060,994
CSG Systems International Inc.[a]	30,359	689,756
Fair Isaac Corp.	34,289	722,126
Informatica Corp.[a]	59,622	1,491,146
Intuit Inc.[a]	213,947	7,736,323
JDA Software Group Inc.[a]	20,680	597,652
Microsoft Corp.	5,398,314	164,864,510
Novell Inc.[a]	202,432	1,135,644
Nuance Communications Inc.[a]	136,388	2,491,809
Oracle Corp.	2,606,491	67,351,727
Parametric Technology Corp.[a]	75,674	1,406,780
Progress Software Corp.[a]	24,419	787,513
Quality Systems Inc.[b]	9,237	591,260
Quest Software Inc.[a]	47,675	835,743
Red Hat Inc.[a]	127,354	3,804,064
Salesforce.com Inc.[a,b]	72,140	6,175,184
Solera Holdings Inc.	47,961	1,864,244
Sybase Inc.[a]	55,294	2,398,654

56	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
VeriFone Holdings Inc.[a]	53,781	$1,023,452
VMware Inc. Class Aa	30,798	1,898,389

		316,269,592

TELECOMMUNICATIONS – 17.06%
ADC Telecommunications Inc.[a]	35,862	287,255
ADTRAN Inc.	43,099	1,153,760
Amdocs Ltd.[a]	130,227	4,159,450
American Tower Corp. Class Aa	289,046	11,795,967
ARRIS Group Inc.[a]	85,357	1,049,038
Atheros Communications Inc.[a]	51,967	2,018,398
Ciena Corp.[a,b]	46,710	863,668
Cisco Systems Inc.[a]	4,012,837	108,025,572
Comtech
Telecommunications Corp.[a]	19,359	604,775
Corning Inc.	1,076,673	20,725,955
Crown Castle International Corp.[a]	174,303	6,597,369
EchoStar Corp. Class Aa	27,216	522,819
Harmonic Inc.[a]	63,116	431,714
Harris Corp.	99,520	5,123,290
InterDigital Inc.[a]	29,421	814,079
JDS Uniphase Corp.[a]	121,292	1,575,583
Juniper Networks Inc.[a]	372,445	10,581,163
Motorola Inc.[a]	1,440,347	10,183,253
Plantronics Inc.	32,532	1,080,063
Polycom Inc.[a]	59,318	1,930,801
QUALCOMM Inc.	1,165,153	45,138,027
RF Micro Devices Inc.[a]	145,302	816,597
SAVVIS Inc.[a]	18,982	334,083
SBA Communications Corp. Class Aa	77,575	2,743,828
Sonus Networks Inc.[a]	120,515	312,134
Syniverse Holdings Inc.[a]	21,403	429,772
Tekelec[a]	41,418	750,908
Tellabs Inc.	261,266	2,372,295

		242,421,616

TOTAL COMMON STOCKS
(Cost: $1,386,520,806)		1,419,919,168

Security	Shares	Value
SHORT-TERM INVESTMENTS – 1.75%

MONEY MARKET FUNDS – 1.75%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	20,023,321	$20,023,321
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[c,d,e]	3,692,445	3,692,445
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	1,125,303	1,125,303

		24,841,069

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,841,069)		24,841,069

TOTAL INVESTMENTS IN SECURITIES – 101.69%
(Cost: $1,411,361,875)		1,444,760,237

Other Assets, Less Liabilities – (1.69)%		(24,020,541)

NET ASSETS – 100.00%		$1,420,739,696

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.98%

HOLDING COMPANIES – DIVERSIFIED – 4.04%
Leucadia National Corp.[a]	932,711	$23,606,915

		23,606,915

INTERNET – 1.66%
AboveNet Inc.[a]	191,629	9,684,930

		9,684,930

TELECOMMUNICATIONS – 94.28%
Alaska Communications Systems Group Inc.	641,888	5,494,561
AT&T Inc.	4,080,577	106,339,837
Atlantic Tele-Network Inc.	133,140	7,346,665
Cbeyond Inc.[a]	398,959	6,135,989
CenturyTel Inc.	1,013,831	34,581,775
Cincinnati Bell Inc.[a]	2,359,436	7,951,299
Consolidated Communications Holdings Inc.	326,149	6,050,064
Frontier Communications Corp.[b]	2,149,059	17,106,510
General Communication Inc. Class Aa	694,611	4,271,858
Global Crossing Ltd.[a,b]	403,324	5,989,361
Iowa Telecommunications Services Inc.	409,572	6,897,192
Leap Wireless International Inc.[a,b]	589,325	10,796,434
Level 3 Communications Inc.[a]	10,118,047	15,784,153
MetroPCS Communications Inc.[a,b]	1,912,604	14,593,169
NII Holdings Inc.[a]	690,684	29,298,815
NTELOS Holdings Corp.	377,220	7,404,829
PAETEC Holding Corp.[a]	1,548,839	7,713,218
Qwest Communications International Inc.	5,505,146	28,791,914
RCN Corp.[a]	437,247	6,418,786
Shenandoah Telecommunications Co.	315,751	5,607,738
Sprint Nextel Corp.[a]	9,730,469	41,354,493
SureWest Communications[a]	313,989	2,700,305
Telephone and Data Systems Inc.	550,268	19,072,289
tw telecom inc.[a]	954,901	16,997,238
United States Cellular Corp.[a]	181,153	7,622,918
USA Mobility Inc.[a]	367,286	5,119,967
Verizon Communications Inc.	2,569,622	74,236,380
Virgin Media Inc.	1,386,878	24,395,184

Security	Shares	Value
Windstream Corp.	2,178,111	$24,068,127

		550,141,068

TOTAL COMMON STOCKS
(Cost: $644,815,071)		583,432,913

SHORT-TERM INVESTMENTS – 4.57%

MONEY MARKET FUNDS – 4.57%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	21,547,583	21,547,583
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[c,d,e]	3,973,531	3,973,531
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	1,113,005	1,113,005

		26,634,119

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,634,119)		26,634,119

TOTAL INVESTMENTS IN SECURITIES – 104.55%
(Cost: $671,449,190)		610,067,032

Other Assets, Less Liabilities – (4.55)%		(26,535,695)

NET ASSETS – 100.00%		$583,531,337

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

58	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.83%

ELECTRIC – 81.62%
AES Corp. (The)[a]	680,564	$7,853,709
Allegheny Energy Inc.	172,639	3,760,077
ALLETE Inc.	29,836	1,088,119
Alliant Energy Corp.	112,481	3,846,850
Ameren Corp.	241,644	6,273,078
American Electric Power Co. Inc.	486,085	16,672,715
Avista Corp.	55,378	1,197,826
Black Hills Corp.	39,483	1,298,596
Calpine Corp.[a]	355,912	4,851,081
CenterPoint Energy Inc.	372,789	5,353,250
Cleco Corp.	61,457	1,683,922
CMS Energy Corp.	234,067	3,805,929
Consolidated Edison Inc.	286,087	12,931,132
Constellation Energy Group Inc.	183,683	6,493,194
Dominion Resources Inc.	608,930	25,453,274
DPL Inc.	122,120	3,441,342
DTE Energy Co.	166,908	8,039,958
Duke Energy Corp.	1,330,134	22,319,649
Dynegy Inc. Class Aa	609,228	810,273
Edison International	305,102	10,486,356
El Paso Electric Co.[a]	46,156	980,815
Entergy Corp.	192,627	15,658,649
Exelon Corp.	672,889	29,331,231
FirstEnergy Corp.	310,791	11,769,655
FPL Group Inc.	387,551	20,172,030
Great Plains Energy Inc.	138,042	2,668,352
Hawaiian Electric Industries Inc.	93,142	2,174,866
IDACORP Inc.	47,985	1,731,299
Integrys Energy Group Inc.	77,939	3,866,554
ITC Holdings Corp.	51,796	2,891,771
Mirant Corp.[a]	146,585	1,709,181
Northeast Utilities	178,428	4,958,514
NorthWestern Corp.	36,474	1,102,244
NRG Energy Inc.[a]	262,724	6,350,039
NSTAR	108,764	3,980,762
NV Energy Inc.	238,448	2,978,216
Pepco Holdings Inc.	224,345	3,755,535
PG&E Corp.	377,937	16,553,641
Pinnacle West Capital Corp.	102,626	3,832,055
PNM Resources Inc.	79,748	1,083,775

Security	Shares	Value
Portland General Electric Co.	76,481	$1,520,442
PPL Corp.	379,462	9,395,479
Progress Energy Inc.	284,490	11,356,841
Public Service Enterprise Group Inc.	518,400	16,656,192
RRI Energy Inc.[a]	355,839	1,448,265
SCANA Corp.	113,415	4,476,490
Southern Co.	836,433	28,907,124
TECO Energy Inc.	202,871	3,434,606
UniSource Energy Corp.	36,396	1,212,715
Westar Energy Inc.	110,183	2,610,235
Wisconsin Energy Corp.	119,315	6,265,231
Xcel Energy Inc.	464,561	10,104,202

		382,597,336

ENERGY – ALTERNATE SOURCES – 0.50%
Covanta Holding Corp.[a]	132,895	2,323,005

		2,323,005

GAS – 8.34%
AGL Resources Inc.	77,949	3,079,765
Atmos Energy Corp.	94,910	2,807,438
Laclede Group Inc. (The)	21,249	724,166
New Jersey Resources Corp.	42,257	1,594,357
Nicor Inc.	45,664	1,986,841
NiSource Inc.	282,174	4,599,436
Northwest Natural Gas Co.	27,018	1,280,383
Piedmont Natural Gas Co.	70,412	1,936,330
Sempra Energy	230,953	11,358,269
South Jersey Industries Inc.	30,283	1,366,066
Southwest Gas Corp.	45,472	1,414,179
UGI Corp.	110,962	3,050,345
Vectren Corp.	82,738	2,069,277
WGL Holdings Inc.	50,952	1,821,024

		39,087,876

OIL & GAS – 1.36%
EQT Corp.	146,755	6,382,375

		6,382,375

PIPELINES – 6.88%
National Fuel Gas Co.	70,484	3,666,578
ONEOK Inc.	100,888	4,957,636
Questar Corp.	175,523	8,416,328
Spectra Energy Corp.	651,610	15,208,577

		32,249,119

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2010

Security	Shares	Value
WATER – 1.13%
American Water Works Co. Inc.	91,194	$1,986,205
Aqua America Inc.	138,214	2,533,463
California Water Service Group	19,651	761,083

		5,280,751

TOTAL COMMON STOCKS
(Cost: $565,264,901)		467,920,462

SHORT-TERM INVESTMENTS – 0.19%

MONEY MARKET FUNDS – 0.19%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[b,c]	884,441	884,441

		884,441

TOTAL SHORT-TERM INVESTMENTS
(Cost: $884,441)		884,441

TOTAL INVESTMENTS IN SECURITIES – 100.02%
(Cost: $566,149,342)		468,804,903

Other Assets, Less Liabilities – (0.02)%		(79,042)

NET ASSETS – 100.00%		$468,725,861

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

60	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.41%

AUSTRALIA – 24.11%
Amcor Ltd.	196,378	$1,202,814
APA Group	173,138	585,031
Australia and New Zealand Banking Group Ltd.	102,671	2,312,825
Billabong International Ltd.	116,283	1,237,206
Bradken Ltd.	67,977	463,816
Commonwealth Bank of Australia	94,288	5,135,305
David Jones Ltd.	112,963	493,161
MAp Group	198,619	580,537
Metcash Ltd.	123,587	467,066
National Australia Bank Ltd.	113,876	2,968,041
Orica Ltd.	89,640	2,207,025
South Australian Coal Corp.[a]	62,016	2,886
SP AusNet	44,737	36,854
Stockland Corp. Ltd.	242,360	900,147
Suncorp-Metway Ltd.	109,560	920,915
Tatts Group Ltd.	360,137	831,379
Telstra Corp. Ltd.	103,169	305,391
UGL Ltd.	100,264	1,378,495
Wesfarmers Ltd.	79,099	2,156,602
Westfield Group	212,231	2,552,414
Westpac Banking Corp.	108,315	2,742,440
WorleyParsons Ltd.	72,708	1,803,678

		31,284,028

AUSTRIA – 4.73%
Oesterreichische Post AG	79,763	2,289,768
OMV AG	37,101	1,335,399
Telekom Austria AG	81,589	1,082,678
voestalpine AG	37,848	1,429,722

		6,137,567

CANADA – 5.57%
Bank of Montreal	40,919	2,548,827
Crescent Point Energy Corp.	9,296	395,666
Emera Inc.	30,876	721,258
Manitoba Telecom Services Inc.	55,776	1,789,722
Russel Metals Inc.	50,796	1,069,231
TELUS Corp.	19,000	704,961

		7,229,665

Security	Shares	Value
FINLAND – 4.23%
Cargotec Corp. Class B	28,635	$925,211
Kesko OYJ Class B	40,753	1,579,558
Konecranes OYJ	42,330	1,367,703
Metso OYJ	25,232	981,665
YIT OYJ	29,714	632,543

		5,486,680
FRANCE – 7.95%
Credit Agricole SA	15,521	223,298
France Telecom SA	34,445	753,178
GDF Suez	19,007	677,181
Neopost SA	29,714	2,360,281
PPR SA	16,185	2,183,243
Schneider Electric SA	20,252	2,313,929
Veolia Environnement	24,651	778,295
Vivendi SA	39,093	1,029,204

		10,318,609
GERMANY – 2.93%
BASF SE	14,442	844,539
RWE AG	22,825	1,877,405
Wincor Nixdorf AG	15,936	1,082,773

		3,804,717
GREECE – 1.02%
Hellenic Telecommunications Organization SA SP ADR	234,071	1,324,842

		1,324,842
HONG KONG – 5.60%
CLP Holdings Ltd.	207,500	1,456,562
Esprit Holdings Ltd.	124,512	909,303
Hongkong Electric Holdings Ltd.	207,500	1,226,719
Television Broadcasts Ltd.	249,000	1,207,477
VTech Holdings Ltd.	166,000	1,876,159
Yue Yuen Industrial (Holdings) Ltd.	166,000	584,763

		7,260,983
ITALY – 9.48%
A2A SpA	285,686	484,326
Edison SpA	237,131	325,391
Enel SpA	228,015	1,198,320
Eni SpA	222,960	4,998,295
Milano Assicurazioni SpA	327,352	780,863
Parmalat SpA	632,453	1,670,109

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

April 30, 2010

Security	Shares	Value
Snam Rete Gas SpA	536,346	$2,551,303
Telecom Italia SpA	208,656	292,144

		12,300,751

JAPAN – 1.23%
Eisai Co. Ltd.	16,600	569,461
Ono Pharmaceutical Co. Ltd.	24,900	1,031,651

		1,601,112

NETHERLANDS – 1.55%
Koninklijke BAM Groep NV	100,264	758,702
Koninklijke KPN NV	83,996	1,255,343

		2,014,045

NEW ZEALAND – 3.11%
Fletcher Building Ltd.	424,545	2,608,373
Telecom Corp. of New Zealand Ltd.	902,708	1,431,057

		4,039,430

NORWAY – 1.10%
Fred Olsen Energy ASA	38,844	1,426,120

		1,426,120

PORTUGAL – 1.00%
BRISA – Auto-estradas de Portugal SA	184,177	1,301,106

		1,301,106

SINGAPORE – 5.44%
Jardine Cycle & Carriage Ltd.	174,000	3,869,911
Keppel Corp. Ltd.	166,000	1,191,900
SembCorp Industries Ltd.	249,000	768,558
StarHub Ltd.	498,000	850,319
Straits Asia Resources Ltd.	249,000	372,469

		7,053,157

SPAIN – 3.63%
Endesa SA	85,075	2,416,243
Gas Natural SDG SA	60,092	1,029,129
Telefonica SA	55,942	1,266,375

		4,711,747

SWEDEN – 1.26%
Peab AB	157,368	963,930
TeliaSonera AB	96,778	664,893

		1,628,823

SWITZERLAND – 0.69%
Swisscom AG Registered	2,656	901,266

		901,266

Security	Shares	Value
UNITED KINGDOM – 14.78%
Aviva PLC	187,912	$1,002,957
BP PLC	148,238	1,305,812
British American Tobacco PLC	115,702	3,637,619
Cable & Wireless Communications PLC	110,838	104,761
Close Brothers Group PLC	153,384	1,715,048
Dairy Crest Group PLC	122,508	673,748
DS Smith PLC	135,705	280,833
FirstGroup PLC	114,955	671,624
Hays PLC	101,426	173,567
HMV Group PLC	212,563	234,096
HSBC Holdings PLC	81,340	831,681
IMI PLC	86,486	943,868
Provident Financial PLC	197,457	2,540,307
Royal Dutch Shell PLC Class A	121,595	3,810,769
United Business Media Ltd.	139,274	1,182,082
Vodafone Group PLC	34,362	76,449

		19,185,221

TOTAL COMMON STOCKS
(Cost: $113,336,864)		129,009,869

SHORT-TERM INVESTMENTS – 0.01%

MONEY MARKET FUNDS – 0.01%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[b,c]	8,231	8,231

		8,231

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,231)		8,231

TOTAL INVESTMENTS IN SECURITIES – 99.42%
(Cost: $113,345,095)		129,018,100

Other Assets, Less Liabilities – 0.58%		750,509

NET ASSETS – 100.00%		$129,768,609

SP ADR – Sponsored American Depositary Receipts

[a]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

62	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.80%

AEROSPACE & DEFENSE – 2.64%
General Dynamics Corp.	668,744	$51,065,292
Northrop Grumman Corp.	938,812	63,679,618

		114,744,910

AGRICULTURE – 5.22%
Altria Group Inc.	2,093,081	44,352,386
Lorillard Inc.	1,510,594	118,385,252
Universal Corp.[a]	1,236,318	64,016,546

		226,754,184

APPAREL – 1.98%
VF Corp.	996,528	86,119,950

		86,119,950

BANKS – 6.31%
BancorpSouth Inc.	1,169,397	25,890,450
Bank of Hawaii Corp.	1,188,507	62,848,250
BB&T Corp.	695,209	23,108,747
F.N.B. Corp.	2,237,656	20,854,954
FirstMerit Corp.	978,730	23,000,155
Trustmark Corp.	1,401,176	34,300,788
United Bankshares Inc.	1,914,397	55,594,089
Valley National Bancorp	1,739,428	28,248,311

		273,845,744

BEVERAGES – 1.03%
Coca-Cola Co. (The)	837,851	44,783,136

		44,783,136

BUILDING MATERIALS – 0.25%
Masco Corp.	669,829	10,871,325

		10,871,325

CHEMICALS – 6.23%
Dow Chemical Co. (The)	679,237	20,940,877
Eastman Chemical Co.	886,656	59,335,020
International Flavors & Fragrances Inc.	724,249	36,277,632
PPG Industries Inc.	1,093,787	76,969,791
RPM International Inc.	1,233,430	27,234,134
Sensient Technologies Corp.	913,308	28,796,601
Valspar Corp. (The)	666,231	20,866,355

		270,420,410

Security	Shares	Value
COMMERCIAL SERVICES – 1.79%
Deluxe Corp.	2,242,291	$47,020,842
R.R. Donnelley & Sons Co.	1,422,196	30,562,992

		77,583,834

COSMETICS & PERSONAL CARE – 0.56%
Avon Products Inc.	758,262	24,514,611

		24,514,611

DISTRIBUTION & WHOLESALE – 2.82%
Genuine Parts Co.	1,265,275	54,153,770
Watsco Inc.	1,150,552	68,135,689

		122,289,459

ELECTRIC – 21.33%
Alliant Energy Corp.	1,522,011	52,052,776
American Electric Power Co. Inc.	1,405,341	48,203,196
Black Hills Corp.	1,387,234	45,626,126
CenterPoint Energy Inc.	1,683,491	24,174,931
Cleco Corp.	1,046,008	28,660,619
DPL Inc.	1,203,929	33,926,719
DTE Energy Co.	1,467,048	70,667,702
Edison International	1,046,236	35,959,131
Entergy Corp.	1,096,819	89,160,417
FirstEnergy Corp.	1,436,093	54,384,842
FPL Group Inc.	1,027,721	53,492,878
Northeast Utilities	1,158,697	32,200,190
OGE Energy Corp.	1,188,170	49,166,475
PG&E Corp.	1,134,718	49,700,649
Pinnacle West Capital Corp.	1,718,451	64,166,960
PPL Corp.	1,296,848	32,109,957
Public Service Enterprise Group Inc.	1,214,772	39,030,624
SCANA Corp.	1,527,591	60,294,017
TECO Energy Inc.	1,577,670	26,709,953
UniSource Energy Corp.	1,090,263	36,327,563

		926,015,725

ELECTRICAL COMPONENTS & EQUIPMENT – 2.13%
Emerson Electric Co.	961,459	50,217,004
Hubbell Inc. Class B	911,298	42,348,018

		92,565,022

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2010

Security	Shares	Value
ENVIRONMENTAL CONTROL – 1.39%
Republic Services Inc.	778,973	$24,171,532
Waste Management Inc.	1,041,457	36,117,729

		60,289,261

FOOD – 3.34%
General Mills Inc.	818,047	58,228,585
Kraft Foods Inc. Class A	1,301,846	38,534,642
Sara Lee Corp.	1,086,689	15,452,718
Sysco Corp.	1,035,999	32,675,408

		144,891,353

FOREST PRODUCTS & PAPER – 0.62%
MeadWestvaco Corp.	983,338	26,717,294

		26,717,294

GAS – 5.15%
AGL Resources Inc.	1,428,710	56,448,332
New Jersey Resources Corp.	1,001,797	37,797,801
Nicor Inc.	1,322,419	57,538,451
NiSource Inc.	1,829,696	29,824,045
Sempra Energy	856,790	42,136,932

		223,745,561

HOUSEHOLD PRODUCTS & WARES – 4.31%
Avery Dennison Corp.	636,184	24,830,262
Clorox Co. (The)	965,196	62,448,181
Kimberly-Clark Corp.	1,110,567	68,033,334
Tupperware Brands Corp.	618,886	31,606,508

		186,918,285

INSURANCE – 6.53%
Allstate Corp. (The)	859,915	28,093,423
Arthur J. Gallagher & Co.	1,753,711	46,069,988
Cincinnati Financial Corp.	1,948,293	55,331,521
Mercury General Corp.	1,916,333	86,215,822
Zenith National Insurance Corp.	1,787,922	67,619,210

		283,329,964

IRON & STEEL – 0.20%
Steel Dynamics Inc.	553,810	8,700,355

		8,700,355

MACHINERY – 1.77%
Briggs & Stratton Corp.	698,203	16,575,339
Caterpillar Inc.	882,674	60,101,273

		76,676,612

Security	Shares	Value
MANUFACTURING – 4.16%
Eaton Corp.	928,690	$71,657,720
General Electric Co.	771,989	14,559,713
Honeywell International Inc.	898,738	42,663,093
Leggett & Platt Inc.	1,572,101	38,563,637
Trinity Industries Inc.	527,472	13,128,778

		180,572,941

MEDIA – 0.62%
McGraw-Hill Companies Inc. (The)	803,260	27,085,927

		27,085,927

METAL FABRICATE & HARDWARE – 0.31%
Commercial Metals Co.	906,695	13,491,622

		13,491,622

OFFICE & BUSINESS EQUIPMENT – 1.11%
Pitney Bowes Inc.	1,896,015	48,158,781

		48,158,781

OIL & GAS – 3.03%
Chevron Corp.	1,060,971	86,405,478
Sunoco Inc.	1,377,651	45,159,400

		131,564,878

PACKAGING & CONTAINERS – 0.84%
Sonoco Products Co.	1,095,994	36,310,281

		36,310,281

PHARMACEUTICALS – 3.58%
Bristol-Myers Squibb Co.	1,450,041	36,671,537
Eli Lilly and Co.	1,673,805	58,532,961
Merck & Co. Inc.	1,211,834	42,462,663
Pfizer Inc.	1,050,128	17,558,140

		155,225,301

PIPELINES – 1.37%
ONEOK Inc.	1,207,501	59,336,599

		59,336,599

RETAIL – 3.50%
Darden Restaurants Inc.	931,760	41,696,260
Home Depot Inc. (The)	963,669	33,969,332
McDonald’s Corp.	1,077,351	76,050,207

		151,715,799

64	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2010

Security	Shares	Value
SAVINGS & LOANS – 2.20%
Astoria Financial Corp.	1,390,049	$22,435,391
First Niagara Financial Group Inc.	1,278,155	17,766,354
New York Community Bancorp Inc.	2,307,059	37,997,262
People’s United Financial Inc.	1,121,217	17,412,500

		95,611,507

TELECOMMUNICATIONS – 2.88%
AT&T Inc.	1,768,069	46,075,878
CenturyTel Inc.	2,309,468	78,775,954

		124,851,832

TOYS, GAMES & HOBBIES – 0.60%
Mattel Inc.	1,133,869	26,135,680

		26,135,680

TOTAL COMMON STOCKS
(Cost: $3,936,028,154)		4,331,838,143

SHORT-TERM INVESTMENTS – 0.17%

MONEY MARKET FUNDS – 0.17%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[a,b]	7,602,384	7,602,384

		7,602,384

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,602,384)		7,602,384

TOTAL INVESTMENTS IN SECURITIES – 99.97%
(Cost: $3,943,630,538)		4,339,440,527

Other Assets, Less Liabilities – 0.03%		1,143,466

NET ASSETS – 100.00%		$4,340,583,993

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.88%

AIRLINES – 7.71%
AMR Corp.[a]	703,222	$5,189,779
Continental Airlines Inc. Class Ba	686,911	15,352,461
Delta Air Lines Inc.[a]	653,725	7,896,998
JetBlue Airways Corp.[a,b]	859,651	4,805,449
Southwest Airlines Co.	681,225	8,978,546

		42,223,233

TRANSPORTATION – 87.92%
Alexander & Baldwin Inc.	707,825	25,184,413
C.H. Robinson Worldwide Inc.	650,019	39,196,146
Con-way Inc.	689,213	26,769,033
CSX Corp.	652,357	36,564,610
Expeditors International of Washington Inc.	662,297	26,981,980
FedEx Corp.	669,769	60,285,908
J.B. Hunt Transport Services Inc.	711,958	26,242,772
Kansas City Southern Industries Inc.[a]	666,101	27,010,396
Landstar System Inc.	600,341	26,547,079
Norfolk Southern Corp.	653,765	38,787,877
Overseas Shipholding Group Inc.[b]	539,214	26,993,053
Ryder System Inc.	577,093	26,846,366
Union Pacific Corp.	640,878	48,488,829
United Parcel Service Inc. Class B	657,361	45,449,939

		481,348,401

TRUCKING & LEASING – 4.25%
GATX Corp.	712,883	23,268,501

		23,268,501

TOTAL COMMON STOCKS
(Cost: $578,777,400)		546,840,135

SHORT-TERM INVESTMENTS – 0.92%

MONEY MARKET FUNDS – 0.92%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	3,501,498	3,501,498
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[c,d,e]	645,702	645,702

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	899,972	$899,972

		5,047,172

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,047,172)		5,047,172

TOTAL INVESTMENTS IN SECURITIES – 100.80%
(Cost: $583,824,572)		551,887,307

Other Assets, Less Liabilities – (0.80)%		(4,389,265)

NET ASSETS – 100.00%		$547,498,042

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

66	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2010

	iShares Dow Jones U.S.
	Index Fund	Energy Sector Index Fund	Healthcare Sector Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$584,861,110	$847,522,958	$878,055,426
Affiliated issuers (Note 2)	9,791,596	16,400,216	11,856,936

Total cost of investments	$594,652,706	$863,923,174	$889,912,362

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$594,754,367	$743,692,532	$721,014,605
Affiliated issuers (Note 2)	9,933,621	16,400,216	11,856,936

Total fair value of investments	604,687,988	760,092,748	732,871,541
Cash	37,558	376,901	–
Receivables:
Dividends and interest	567,002	137,824	671,228
Capital shares sold	–	–	52,944

Total Assets	605,292,548	760,607,473	733,595,713

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	7,254,499	15,601,311	10,825,220
Capital shares redeemed	6,444	1,469	6,618
Investment advisory fees (Note 2)	100,805	291,679	278,963
Foreign taxes	20	222	–

Total Liabilities	7,361,768	15,894,681	11,110,801

NET ASSETS	$597,930,780	$744,712,792	$722,484,912

Net assets consist of:
Paid-in capital	$652,310,812	$931,456,820	$911,132,317
Undistributed net investment income	601,486	–	467,295
Accumulated net realized loss	(65,016,800)	(82,913,602)	(32,073,879)
Net unrealized appreciation (depreciation)	10,035,282	(103,830,426)	(157,040,821)

NET ASSETS	$597,930,780	$744,712,792	$722,484,912

Shares outstanding[b]	10,050,000	21,500,000	11,250,000

Net asset value per share	$59.50	$34.64	$64.22

[a]	Securities on loan with values of $7,004,103, $14,760,991 and $10,455,098, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2010

	iShares Dow Jones U.S.
	Technology Sector Index Fund	Telecommunications Sector Index Fund	Utilities Sector Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$1,386,520,806	$644,815,071	$565,264,901
Affiliated issuers (Note 2)	24,841,069	26,634,119	884,441

Total cost of investments	$1,411,361,875	$671,449,190	$566,149,342

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$1,419,919,168	$583,432,913	$467,920,462
Affiliated issuers (Note 2)	24,841,069	26,634,119	884,441

Total fair value of investments	1,444,760,237	610,067,032	468,804,903
Receivables:
Investment securities sold	6,878,192	–	–
Dividends and interest	251,379	3,251,434	866,155

Total Assets	1,451,889,808	613,318,466	469,671,058

LIABILITIES
Payables:
Investment securities purchased	6,882,774	4,030,602	767,868
Collateral for securities on loan (Note 5)	23,715,766	25,521,114	–
Capital shares redeemed	1,806	267	–
Investment advisory fees (Note 2)	549,766	235,146	177,329

Total Liabilities	31,150,112	29,787,129	945,197

NET ASSETS	$1,420,739,696	$583,531,337	$468,725,861

Net assets consist of:
Paid-in capital	$1,473,162,435	$916,999,217	$610,432,974
Undistributed net investment income	2,598	3,877,573	897,249
Accumulated net realized loss	(85,823,699)	(275,963,295)	(45,259,923)
Net unrealized appreciation (depreciation)	33,398,362	(61,382,158)	(97,344,439)

NET ASSETS	$1,420,739,696	$583,531,337	$468,725,861

Shares outstanding[b]	23,850,000	28,650,000	6,300,000

Net asset value per share	$59.57	$20.37	$74.40

[a]	Securities on loan with values of $22,464,848, $24,570,413 and $ –, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

68	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2010

	iShares Dow Jones
	International Select Dividend Index Fund	Select Dividend Index Fund	Transportation Average Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$113,336,864	$3,875,744,999	$578,777,400
Affiliated issuers (Note 2)	8,231	67,885,539	5,047,172

Total cost of investments	$113,345,095	$3,943,630,538	$583,824,572

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$129,009,869	$4,267,821,597	$546,840,135
Affiliated issuers (Note 2)	8,231	71,618,930	5,047,172

Total fair value of investments	129,018,100	4,339,440,527	551,887,307
Foreign currencies, at value[b]	702,934	–	–
Receivables:
Investment securities sold	–	–	5,625,674
Due from custodian (Note 4)	115,577	–	–
Dividends and interest	596,689	7,963,712	449
Capital shares sold	–	–	44,697

Total Assets	130,433,300	4,347,404,239	557,558,127

LIABILITIES
Payables:
Investment securities purchased	611,618	5,468,575	5,674,173
Collateral for securities on loan (Note 5)	–	–	4,147,200
Capital shares redeemed	–	–	22,046
Investment advisory fees (Note 2)	53,073	1,351,671	216,666

Total Liabilities	664,691	6,820,246	10,060,085

NET ASSETS	$129,768,609	$4,340,583,993	$547,498,042

Net assets consist of:
Paid-in capital	$144,455,988	$6,563,078,668	$604,777,972
Undistributed net investment income	357,560	7,613,078	–
Accumulated net realized loss	(30,717,093)	(2,625,917,742)	(25,342,665)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	15,672,154	395,809,989	(31,937,265)

NET ASSETS	$129,768,609	$4,340,583,993	$547,498,042

Shares outstanding[c]	4,150,000	91,450,000	6,500,000

Net asset value per share	$31.27	$47.46	$84.23

[a]	Securities on loan with values of $ –, $ – and $3,901,983, respectively. See Note 5.
[b]	Cost of foreign currencies: $706,266, $ – and $ –, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2010

	iShares Dow Jones U.S.
	Index Fund	Energy Sector Index Fund	Healthcare Sector Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$11,153,338	$13,514,990	$13,046,864
Dividends from affiliated issuers (Note 2)	6,918	–	–
Interest from affiliated issuers (Note 2)	651	692	796
Securities lending income from affiliated issuers (Note 2)	174,815	53,643	46,637

Total investment income	11,335,722	13,569,325	13,094,297

EXPENSES
Investment advisory fees (Note 2)	1,131,489	3,299,327	3,215,217

Total expenses	1,131,489	3,299,327	3,215,217

Net investment income	10,204,233	10,269,998	9,879,080

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(19,032,854)	(15,162,900)	(19,887,504)
Investments in affiliated issuers (Note 2)	83,483	–	–
In-kind redemptions	32,125,468	15,728,266	(3,089,001)

Net realized gain (loss)	13,176,097	565,366	(22,976,505)

Net change in unrealized appreciation (depreciation)	161,834,157	154,453,016	195,469,120

Net realized and unrealized gain	175,010,254	155,018,382	172,492,615

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$185,214,487	$165,288,380	$182,371,695

[a]	Net of foreign withholding tax of $3,552, $1,745 and $22,912, respectively.

See notes to financial statements.

70	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2010

	iShares Dow Jones U.S.
	Technology Sector Index Fund	Telecommunications Sector Index Fund	Utilities Sector Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$10,839,306	$23,822,029	$19,695,844
Interest from affiliated issuers (Note 2)	1,023	534	542
Securities lending income from affiliated issuers (Note 2)	71,784	23,419	1,826

Total investment income	10,912,113	23,845,982	19,698,212

EXPENSES
Investment advisory fees (Note 2)	5,643,389	2,593,096	2,154,994

Total expenses	5,643,389	2,593,096	2,154,994

Net investment income	5,268,724	21,252,886	17,543,218

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(24,003,062)	(114,615,022)	(13,009,929)
In-kind redemptions	52,655,680	55,236,074	(1,559,199)

Net realized gain (loss)	28,652,618	(59,378,948)	(14,569,128)

Net change in unrealized appreciation (depreciation)	367,040,246	143,860,646	95,841,589

Net realized and unrealized gain	395,692,864	84,481,698	81,272,461

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$400,961,588	$105,734,584	$98,815,679

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2010

	iShares Dow Jones
	International Select Dividend Index Fund	Select Dividend Index Fund	Transportation Average Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$4,304,483	$144,589,153	$7,649,450
Dividends from affiliated issuers (Note 2)	–	2,260,653	–
Interest from affiliated issuers (Note 2)	53	4,045	633
Securities lending income from affiliated issuers (Note 2)	–	185,559	140,664

Total investment income	4,304,536	147,039,410	7,790,747

EXPENSES
Investment advisory fees (Note 2)	480,586	13,859,079	2,050,737

Total expenses	480,586	13,859,079	2,050,737

Net investment income	3,823,950	133,180,331	5,740,010

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	4,159,301	(248,807,338)	(37,191,128)
Investments in affiliated issuers (Note 2)	–	(3,957,972)	–
In-kind redemptions	–	30,157,043	67,719,380
Foreign currency transactions	84,387	–	–

Net realized gain (loss)	4,243,688	(222,608,267)	30,528,252

Net change in unrealized appreciation (depreciation) on:
Investments	22,915,245	1,271,579,705	123,531,075
Translation of assets and liabilities in foreign currencies	(4,742)	–	–

Net change in unrealized appreciation (depreciation)	22,910,503	1,271,579,705	123,531,075

Net realized and unrealized gain	27,154,191	1,048,971,438	154,059,327

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,978,141	$1,182,151,769	$159,799,337

[a]	Net of foreign withholding tax of $292,175, $5,089 and $ –, respectively.

See notes to financial statements.

72	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Index Fund		iShares Dow Jones U.S. Energy Sector Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,204,233	$11,514,724	$10,269,998	$10,427,875
Net realized gain (loss)	13,176,097	(24,677,804)	565,366	43,585,588
Net change in unrealized appreciation (depreciation)	161,834,157	(207,722,836)	154,453,016	(511,224,650)

Net increase (decrease) in net assets resulting from operations	185,214,487	(220,885,916)	165,288,380	(457,211,187)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,263,425)	(11,406,791)	(10,490,266)	(10,266,624)

Total distributions to shareholders	(10,263,425)	(11,406,791)	(10,490,266)	(10,266,624)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	32,854,895	195,965,804	154,101,445	557,083,911
Cost of shares redeemed	(97,721,819)	(55,014,321)	(161,803,630)	(690,845,932)

Net increase (decrease) in net assets from capital share transactions	(64,866,924)	140,951,483	(7,702,185)	(133,762,021)

INCREASE (DECREASE) IN NET ASSETS	110,084,138	(91,341,224)	147,095,929	(601,239,832)

NET ASSETS
Beginning of year	487,846,642	579,187,866	597,616,863	1,198,856,695

End of year	$597,930,780	$487,846,642	$744,712,792	$597,616,863

Undistributed net investment income included in net assets at end of year	$601,486	$679,648	$–	$173,235

SHARES ISSUED AND REDEEMED
Shares sold	600,000	3,800,000	4,800,000	14,600,000
Shares redeemed	(1,850,000)	(1,050,000)	(5,200,000)	(17,900,000)

Net increase (decrease) in shares outstanding	(1,250,000)	2,750,000	(400,000)	(3,300,000)

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Healthcare Sector Index Fund		iShares Dow Jones U.S. Technology Sector Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,879,080	$14,119,537	$5,268,724	$4,470,448
Net realized gain (loss)	(22,976,505)	(17,520,038)	28,652,618	(37,033,961)
Net change in unrealized appreciation (depreciation)	195,469,120	(222,467,060)	367,040,246	(264,237,592)

Net increase (decrease) in net assets resulting from operations	182,371,695	(225,867,561)	400,961,588	(296,801,105)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,125,465)	(13,818,375)	(5,663,547)	(4,646,587)

Total distributions to shareholders	(10,125,465)	(13,818,375)	(5,663,547)	(4,646,587)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	308,350,377	388,177,502	412,756,862	412,227,650
Cost of shares redeemed	(416,896,200)	(347,404,165)	(213,325,416)	(372,817,872)

Net increase (decrease) in net assets from capital share transactions	(108,545,823)	40,773,337	199,431,446	39,409,778

INCREASE (DECREASE) IN NET ASSETS	63,700,407	(198,912,599)	594,729,487	(262,037,914)

NET ASSETS
Beginning of year	658,784,505	857,697,104	826,010,209	1,088,048,123

End of year	$722,484,912	$658,784,505	$1,420,739,696	$826,010,209

Undistributed net investment income included in net assets at end of year	$467,295	$713,680	$2,598	$3,414

SHARES ISSUED AND REDEEMED
Shares sold	4,900,000	6,450,000	8,100,000	9,250,000
Shares redeemed	(7,000,000)	(6,600,000)	(4,100,000)	(8,700,000)

Net increase (decrease) in shares outstanding	(2,100,000)	(150,000)	4,000,000	550,000

See notes to financial statements.

74	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Telecommunications Sector Index Fund		iShares Dow Jones U.S. Utilities Sector Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$21,252,886	$18,820,449	$17,543,218	$20,948,052
Net realized loss	(59,378,948)	(155,138,515)	(14,569,128)	(20,909,210)
Net change in unrealized appreciation (depreciation)	143,860,646	(23,801,439)	95,841,589	(263,123,518)

Net increase (decrease) in net assets resulting from operations	105,734,584	(160,119,505)	98,815,679	(263,084,676)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(21,225,701)	(17,928,605)	(17,906,720)	(19,777,282)

Total distributions to shareholders	(21,225,701)	(17,928,605)	(17,906,720)	(19,777,282)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	294,551,119	247,671,025	112,528,220	133,431,558
Cost of shares redeemed	(327,009,420)	(134,456,678)	(130,567,360)	(248,691,626)

Net increase (decrease) in net assets from capital share transactions	(32,458,301)	113,214,347	(18,039,140)	(115,260,068)

INCREASE (DECREASE) IN NET ASSETS	52,050,582	(64,833,763)	62,869,819	(398,122,026)

NET ASSETS
Beginning of year	531,480,755	596,314,518	405,856,042	803,978,068

End of year	$583,531,337	$531,480,755	$468,725,861	$405,856,042

Undistributed net investment income included in net assets at end of year	$3,877,573	$3,850,388	$897,249	$1,260,751

SHARES ISSUED AND REDEEMED
Shares sold	15,500,000	14,050,000	1,550,000	1,700,000
Shares redeemed	(17,750,000)	(6,750,000)	(1,850,000)	(3,350,000)

Net increase (decrease) in shares outstanding	(2,250,000)	7,300,000	(300,000)	(1,650,000)

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones International Select Dividend Index Fund		iShares Dow Jones Select Dividend Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,823,950	$2,852,661	$133,180,331	$196,853,155
Net realized gain (loss)	4,243,688	(32,767,861)	(222,608,267)	(2,184,882,411)
Net change in unrealized appreciation (depreciation)	22,910,503	(424,107)	1,271,579,705	(175,845,617)

Net increase (decrease) in net assets resulting from operations	30,978,141	(30,339,307)	1,182,151,769	(2,163,874,873)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,879,067)	(3,633,404)	(137,640,709)	(202,581,077)

Total distributions to shareholders	(3,879,067)	(3,633,404)	(137,640,709)	(202,581,077)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	50,643,024	28,029,018	643,121,582	560,557,740
Cost of shares redeemed	–	(4,110,321)	(308,046,887)	(1,134,975,304)

Net increase (decrease) in net assets from capital share transactions	50,643,024	23,918,697	335,074,695	(574,417,564)

INCREASE (DECREASE) IN NET ASSETS	77,742,098	(10,054,014)	1,379,585,755	(2,940,873,514)

NET ASSETS
Beginning of year	52,026,511	62,080,525	2,960,998,238	5,901,871,752

End of year	$129,768,609	$52,026,511	$4,340,583,993	$2,960,998,238

Undistributed net investment income included in net assets at end of year	$357,560	$152,291	$7,613,078	$12,073,456

SHARES ISSUED AND REDEEMED
Shares sold	1,700,000	1,200,000	14,200,000	12,800,000
Shares redeemed	–	(200,000)	(7,500,000)	(27,400,000)

Net increase (decrease) in shares outstanding	1,700,000	1,000,000	6,700,000	(14,600,000)

See notes to financial statements.

76	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones Transportation Average Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,740,010	$6,240,079
Net realized gain (loss)	30,528,252	(171,548,732)
Net change in unrealized appreciation (depreciation)	123,531,075	(163,966,196)

Net increase (decrease) in net assets resulting from operations	159,799,337	(329,274,849)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,039,686)	(6,224,965)

Total distributions to shareholders	(6,039,686)	(6,224,965)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,779,050,515	3,045,011,721
Cost of shares redeemed	(2,646,762,290)	(3,220,034,364)

Net increase (decrease) in net assets from capital share transactions	132,288,225	(175,022,643)

INCREASE (DECREASE) IN NET ASSETS	286,047,876	(510,522,457)

NET ASSETS
Beginning of year	261,450,166	771,972,623

End of year	$547,498,042	$261,450,166

Undistributed net investment income included in net assets at end of year	$–	$34,389

SHARES ISSUED AND REDEEMED
Shares sold	39,150,000	38,600,000
Shares redeemed	(37,300,000)	(42,300,000)

Net increase (decrease) in shares outstanding	1,850,000	(3,700,000)

See notes to financial statements.

FINANCIAL STATEMENTS	77

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$43.17	$67.74	$72.25	$64.06	$55.32

Income from investment operations:
Net investment income	0.94 [a]	1.14 [a]	1.16 [a]	1.07 [a]	0.98
Net realized and unrealized gain (loss)	16.34	(24.58)	(4.51)	8.16	8.71

Total from investment operations	17.28	(23.44)	(3.35)	9.23	9.69

Less distributions from:
Net investment income	(0.95)	(1.13)	(1.16)	(1.04)	(0.95)

Total distributions	(0.95)	(1.13)	(1.16)	(1.04)	(0.95)

Net asset value, end of year	$59.50	$43.17	$67.74	$72.25	$64.06

Total return	40.33%	(34.80)%	(4.70)%	14.57%	17.63%

Ratios/Supplemental data:
Net assets, end of year (000s)	$597,931	$487,847	$579,188	$650,250	$509,301
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.80%	2.27%	1.64%	1.62%	1.63%
Portfolio turnover rate[b]	6%	7%	4%	4%	5%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Energy Sector Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009[a]	Year ended Apr. 30, 2008[a]	Year ended Apr. 30, 2007[a]	Year ended Apr. 30, 2006[a]
Net asset value, beginning of year	$27.29	$47.57	$36.79	$32.31	$23.53

Income from investment operations:
Net investment income	0.47 [b]	0.46 [b]	0.36 [b]	0.37 [b]	0.28
Net realized and unrealized gain (loss)	7.36	(20.28)	10.79	4.49	8.79

Total from investment operations	7.83	(19.82)	11.15	4.86	9.07

Less distributions from:
Net investment income	(0.48)	(0.46)	(0.37)	(0.37)	(0.29)
Return of capital	–	–	(0.00)[c]	(0.01)	–

Total distributions	(0.48)	(0.46)	(0.37)	(0.38)	(0.29)

Net asset value, end of year	$34.64	$27.29	$47.57	$36.79	$32.31

Total return	28.89%	(41.84)%	30.45%	15.26%	38.69%

Ratios/Supplemental data:
Net assets, end of year (000s)	$744,713	$597,617	$1,198,857	$905,090	$954,697
Ratio of expenses to average net assets	0.48%	0.47%	0.48%	0.48%	0.60%
Ratio of net investment income to average net assets	1.48%	1.28%	0.84%	1.13%	1.00%
Portfolio turnover rate[d]	8%	25%	2%	6%	2%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout the period.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Healthcare Sector Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$49.35	$63.53	$71.20	$61.79	$60.43

Income from investment operations:
Net investment income	0.87 [a]	0.95 [a]	0.76 [a]	0.86 [a]	0.46
Net realized and unrealized gain (loss)	14.92	(14.20)	(7.55)	9.29	1.36

Total from investment operations	15.79	(13.25)	(6.79)	10.15	1.82

Less distributions from:
Net investment income	(0.92)	(0.93)	(0.88)	(0.74)	(0.46)

Total distributions	(0.92)	(0.93)	(0.88)	(0.74)	(0.46)

Net asset value, end of year	$64.22	$49.35	$63.53	$71.20	$61.79

Total return	32.12%	(21.00)%	(9.63)%	16.55%	2.99%

Ratios/Supplemental data:
Net assets, end of year (000s)	$722,485	$658,785	$857,697	$1,302,928	$1,177,029
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.60%
Ratio of net investment income to average net assets	1.46%	1.68%	1.10%	1.32%	0.75%
Portfolio turnover rate[b]	4%	7%	5%	5%	4%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Technology Sector Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$41.61	$56.38	$56.66	$51.89	$42.94

Income from investment operations:
Net investment income (loss)	0.23 [a]	0.23 [a]	0.13 [a]	0.08 [a]	(0.01)
Net realized and unrealized gain (loss)	17.98	(14.76)	(0.25)	4.80	9.00

Total from investment operations	18.21	(14.53)	(0.12)	4.88	8.99

Less distributions from:
Net investment income	(0.25)	(0.24)	(0.13)	(0.08)	–
Return of capital	–	–	(0.03)	(0.03)	(0.04)

Total distributions	(0.25)	(0.24)	(0.16)	(0.11)	(0.04)

Net asset value, end of year	$59.57	$41.61	$56.38	$56.66	$51.89

Total return	43.88%	(25.76)%	(0.23)%	9.43%	20.94%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,420,740	$826,010	$1,088,048	$781,887	$557,864
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.48%	0.60%
Ratio of net investment income (loss) to average net assets	0.44%	0.52%	0.21%	0.15%	(0.04)%
Portfolio turnover rate[b]	4%	5%	5%	6%	7%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Telecommunications Sector Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$17.20	$25.27	$31.70	$25.57	$22.96

Income from investment operations:
Net investment income[a]	0.73	0.74	0.58	0.70	0.87
Net realized and unrealized gain (loss)	3.17	(8.10)	(6.38)	6.05	2.55

Total from investment operations	3.90	(7.36)	(5.80)	6.75	3.42

Less distributions from:
Net investment income	(0.73)	(0.71)	(0.63)	(0.62)	(0.81)

Total distributions	(0.73)	(0.71)	(0.63)	(0.62)	(0.81)

Net asset value, end of year	$20.37	$17.20	$25.27	$31.70	$25.57

Total return	23.04%	(29.28)%	(18.57)%	26.71%	15.24%

Ratios/Supplemental data:
Net assets, end of year (000s)	$583,531	$531,481	$596,315	$1,039,852	$547,275
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.60%
Ratio of net investment income to average net assets	3.90%	3.86%	1.92%	2.46%	3.63%
Portfolio turnover rate[b]	28%	26%	35%	12%	25%

[a]	Based on average shares outstanding throughout each period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Utilities Sector Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$61.49	$97.45	$101.03	$76.76	$72.98

Income from investment operations:
Net investment income	2.72 [a]	2.70 [a]	2.41 [a]	2.25 [a]	2.20
Net realized and unrealized gain (loss)	12.98	(36.08)	(3.56)	24.31	3.76

Total from investment operations	15.70	(33.38)	(1.15)	26.56	5.96

Less distributions from:
Net investment income	(2.79)	(2.58)	(2.43)	(2.29)	(2.18)

Total distributions	(2.79)	(2.58)	(2.43)	(2.29)	(2.18)

Net asset value, end of year	$74.40	$61.49	$97.45	$101.03	$76.76

Total return	25.85%	(34.67)%	(1.09)%	35.16%	8.16%

Ratios/Supplemental data:
Net assets, end of year (000s)	$468,726	$405,856	$803,978	$959,823	$675,481
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.60%
Ratio of net investment income to average net assets	3.87%	3.45%	2.46%	2.59%	2.82%
Portfolio turnover rate[b]	6%	9%	7%	5%	5%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones International Select Dividend Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Jun. 11, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$21.24	$42.81	$49.10

Income from investment operations:
Net investment income[b]	1.18	1.42	3.30
Net realized and unrealized gain (loss)	10.06	(20.98)	(7.66)

Total from investment operations	11.24	(19.56)	(4.36)

Less distributions from:
Net investment income	(1.21)	(2.01)	(1.93)

Total distributions	(1.21)	(2.01)	(1.93)

Net asset value, end of period	$31.27	$21.24	$42.81

Total return	53.75%	(46.81)%	(9.00)%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$129,769	$52,027	$62,081
Ratio of expenses to average net assets[d]	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[d]	3.98%	5.77%	8.29%
Portfolio turnover rate[e]	62%	62%	42%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones Select Dividend Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$34.94	$59.40	$73.45	$64.05	$59.60

Income from investment operations:
Net investment income	1.59 [a]	2.12 [a]	2.44 [a]	2.23 [a]	2.12
Net realized and unrealized gain (loss)	12.57	(24.40)	(14.01)	9.39	4.29

Total from investment operations	14.16	(22.28)	(11.57)	11.62	6.41

Less distributions from:
Net investment income	(1.64)	(2.18)	(2.48)	(2.22)	(1.96)

Total distributions	(1.64)	(2.18)	(2.48)	(2.22)	(1.96)

Net asset value, end of year	$47.46	$34.94	$59.40	$73.45	$64.05

Total return	41.33%	(38.17)%	(16.05)%	18.48%	10.88%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,340,584	$2,960,998	$5,901,872	$8,659,384	$6,257,704
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.84%	4.72%	3.64%	3.28%	3.35%
Portfolio turnover rate[b]	25%	51%	20%	6%	14%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones Transportation Average Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$56.23	$92.45	$90.20	$83.75	$61.62

Income from investment operations:
Net investment income	0.93 [a]	0.95 [a]	0.76 [a]	0.51 [a]	0.32
Net realized and unrealized gain (loss)	28.02	(36.08)	2.35	6.53	22.18

Total from investment operations	28.95	(35.13)	3.11	7.04	22.50

Less distributions from:
Net investment income	(0.95)	(1.09)	(0.86)	(0.54)	(0.30)
Return of capital	–	–	–	(0.05)	(0.07)

Total distributions	(0.95)	(1.09)	(0.86)	(0.59)	(0.37)

Net asset value, end of year	$84.23	$56.23	$92.45	$90.20	$83.75

Total return	51.90%	(38.06)%	3.49%	8.45%	36.65%

Ratios/Supplemental data:
Net assets, end of year (000s)	$547,498	$261,450	$771,973	$365,312	$293,125
Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.60%
Ratio of net investment income to average net assets	1.33%	1.29%	0.86%	0.60%	0.39%
Portfolio turnover rate[b]	12%	15%	9%	8%	10%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Dow Jones U.S., iShares Dow Jones U.S. Energy Sector, iShares Dow Jones U.S. Healthcare Sector, iShares Dow Jones U.S. Technology Sector, iShares Dow Jones U.S. Telecommunications Sector, iShares Dow Jones U.S. Utilities Sector, iShares Dow Jones International Select Dividend (formerly iShares Dow Jones EPAC Select Dividend Index Fund), iShares Dow Jones Select Dividend and iShares Dow Jones Transportation Average Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act, except for the iShares Dow Jones U.S. and iShares Dow Jones Select Dividend Index Funds, which are classified as diversified funds. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The iShares Dow Jones International Select Dividend Index Fund invests in the securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

88	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of April 30, 2010, the values of each Fund’s investments were classified as Level 1 Prices. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Funds do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2010, the tax year-end of the Funds, the components of net accumulated losses on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Gains	Net Accumulated Losses
Dow Jones U.S.	$592,480	$(9,264,206)	$(45,708,306)	$(54,380,032)
Dow Jones U.S. Energy Sector	–	(118,036,873)	(68,707,155)	(186,744,028)
Dow Jones U.S. Healthcare Sector	467,295	(170,427,822)	(18,686,878)	(188,647,405)
Dow Jones U.S. Technology Sector	–	12,232,957	(64,655,696)	(52,422,739)
Dow Jones U.S. Telecommunications Sector	3,877,573	(157,368,382)	(179,977,071)	(333,467,880)
Dow Jones U.S. Utilities Sector	894,079	(103,881,706)	(38,719,486)	(141,707,113)
Dow Jones International Select Dividend	844,441	11,099,184	(26,631,004)	(14,687,379)
Dow Jones Select Dividend	7,613,078	358,254,049	(2,588,361,802)	(2,222,494,675)
Dow Jones Transportation Average	–	(35,649,844)	(21,630,086)	(57,279,930)

For the years ended April 30, 2010 and April 30, 2009, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2010.

From November 1, 2009 to April 30, 2010, the Funds incurred net realized capital losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2011, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S.	$2,630,918
Dow Jones U.S. Energy Sector	986,376
Dow Jones U.S. Healthcare Sector	2,494,501
Dow Jones U.S. Technology Sector	6,371,942
Dow Jones U.S. Telecommunications Sector	14,955,727

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Utilities Sector	$2,101,316
Dow Jones International Select Dividend	842,264
Dow Jones Select Dividend	55,898,304
Dow Jones Transportation Average	5,031,485

90	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds had tax basis net capital loss carryforwards as of April 30, 2010, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Total
Dow Jones U.S.	$–	$–	$773,777	$–	$–	$–	$12,857,723	$29,445,888	$43,077,388
Dow Jones U.S. Energy Sector	2,710,478	124,959	–	–	712,195	–	17,026,947	47,146,200	67,720,779
Dow Jones U.S. Healthcare Sector	–	799,884	–	519,297	3,188,912	2,321,632	1,325,798	8,036,854	16,192,377
Dow Jones U.S. Technology Sector	10,610,555	1,952,962	2,052,426	3,556,590	5,706,797	4,320,339	10,350,313	19,733,772	58,283,754
Dow Jones U.S. Telecommunications Sector	12,363,187	998,718	376,854	–	3,799,540	–	37,556,483	109,926,562	165,021,344
Dow Jones U.S. Utilities Sector	3,329,447	8,539,740	1,702,578	–	4,406,966	–	345,393	18,294,046	36,618,170
Dow Jones International Select Dividend	–	–	–	–	–	–	7,994,651	17,794,089	25,788,740
Dow Jones Select Dividend	–	–	842,993	30,488,444	11,633,250	22,860,226	812,020,292	1,654,618,293	2,532,463,498
Dow Jones Transportation Average	–	–	2,986	1,535,209	781,024	–	10,444,516	3,834,866	16,598,601

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The iShares Dow Jones International Select Dividend Index Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” This Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

For the year ended April 30, 2010, the Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the year ended April 30, 2010 are disclosed in the Funds’ Statements of Operations.

As of April 30, 2010, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S.	$613,952,194	$53,074,982	$(62,339,188)	$(9,264,206)
Dow Jones U.S. Energy Sector	878,129,621	16,914,699	(134,951,572)	(118,036,873)
Dow Jones U.S. Healthcare Sector	903,299,363	8,358,150	(178,785,972)	(170,427,822)
Dow Jones U.S. Technology Sector	1,432,527,280	114,299,835	(102,066,878)	12,232,957
Dow Jones U.S. Telecommunications Sector	767,435,414	–	(157,368,382)	(157,368,382)
Dow Jones U.S. Utilities Sector	572,686,609	–	(103,881,706)	(103,881,706)
Dow Jones International Select Dividend	117,918,065	16,654,875	(5,554,840)	11,100,035
Dow Jones Select Dividend	3,981,186,478	500,012,145	(141,758,096)	358,254,049
Dow Jones Transportation Average	587,537,151	–	(35,649,844)	(35,649,844)

Management has reviewed the tax positions as of April 30, 2010, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A., and certain affiliated companies to BlackRock, Inc. (“BlackRock”, and such sale, the “Transaction”). BTC is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Under the 1940 Act, upon completion of the Transaction on December 1, 2009, each Fund’s investment advisory agreement with BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, was automatically terminated. The Board and shareholders of the Funds approved a new investment advisory agreement with BFA. The investment advisory fee rates and expense arrangements for the Funds remained the same after the Transaction.

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to each of the iShares Dow Jones U.S. Energy Sector, iShares Dow Jones U.S. Healthcare Sector, iShares Dow Jones U.S. Technology Sector, iShares Dow Jones U.S. Telecommunications Sector, iShares Dow Jones U.S. Utilities Sector and iShares Dow Jones Transportation Average Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

For its investment advisory services to each of the iShares Dow Jones U.S., iShares Dow Jones International Select Dividend and iShares Dow Jones Select Dividend Index Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee
Dow Jones U.S.	0.20%
Dow Jones International Select Dividend	0.50
Dow Jones Select Dividend	0.40

92	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended April 30, 2010, BTC earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S.	$160,310
Dow Jones U.S. Energy Sector	39,093
Dow Jones U.S. Healthcare Sector	35,617
Dow Jones U.S. Technology Sector	50,810

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Telecommunications Sector	$19,366
Dow Jones U.S. Utilities Sector	1,623
Dow Jones Select Dividend	99,940
Dow Jones Transportation Average	110,128

Cross trades for the year ended April 30, 2010, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

Investments in issuers considered to be an affiliate of the iShares Dow Jones U.S. Index Fund (excluding short-term investments) for the period December 1, 2009 to April 30, 2010, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held End of Period	Value at End of Period	Dividend Income	Net Realized Gain
BlackRock Inc.	1,149	1,198	362	1,985	$365,240	$2,016	$17,310
PNC Financial Services Group. (The)	23,868	3,842	3,154	24,556	1,650,409	4,902	66,173

					$2,015,649	$6,918	$83,483

Investments in issuers considered to be an affiliate of the iShares Dow Jones Select Dividend Index Fund (excluding short-term investments) for the year ended April 30, 2010, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year	Dividend Income	Net Realized Loss
Universal Corp.	1,376,918	206,764	347,364	1,236,318	$64,016,546	$2,260,653	$(3,957,972)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2010 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S.	$35,371,826	$30,842,880
Dow Jones U.S. Energy Sector	52,438,143	51,946,010
Dow Jones U.S. Healthcare Sector	55,283,216	28,299,986
Dow Jones U.S. Technology Sector	59,093,223	52,300,044
Dow Jones U.S. Telecommunications Sector	155,139,161	149,320,969
Dow Jones U.S. Utilities Sector	26,563,012	25,978,196
Dow Jones International Select Dividend	59,704,477	58,750,000
Dow Jones Select Dividend	867,406,460	858,084,529
Dow Jones Transportation Average	104,339,716	51,917,666

In-kind transactions (see Note 4) for the year ended April 30, 2010 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S.	$32,681,944	$97,156,739
Dow Jones U.S. Energy Sector	153,773,282	161,460,366
Dow Jones U.S. Healthcare Sector	307,288,505	414,722,693
Dow Jones U.S. Technology Sector	412,312,155	212,974,512
Dow Jones U.S. Telecommunications Sector	289,091,396	320,612,114
Dow Jones U.S. Utilities Sector	110,482,834	128,889,400
Dow Jones International Select Dividend	49,816,532	–
Dow Jones Select Dividend	625,262,106	302,133,895
Dow Jones Transportation Average	2,766,834,881	2,626,949,626

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

94	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

As of April 30, 2010, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The market value of the securities on loan as of April 30, 2010 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BTC as securities lending agent.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	95

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund, iShares Dow Jones U.S. Utilities Sector Index Fund, iShares Dow Jones International Select Dividend Index Fund, iShares Dow Jones Select Dividend Index Fund and iShares Dow Jones Transportation Average Index Fund (the “Funds”), at April 30, 2010, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2010

96	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2010, the iShares Dow Jones International Select Dividend Index Fund earned foreign source income of $4,596,658 and paid foreign taxes of $287,383 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended April 30, 2010 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S.	96.90%

Dow Jones U.S. Energy Sector	100.00

Dow Jones U.S. Healthcare Sector	100.00

Dow Jones U.S. Technology Sector	100.00

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Telecommunications Sector	100.00%

Dow Jones U.S. Utilities Sector	100.00

Dow Jones Select Dividend	100.00

Dow Jones Transportation Average	100.00

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2010:

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S.	$10,263,425

Dow Jones U.S. Energy Sector	10,490,266

Dow Jones U.S. Healthcare Sector	10,125,465

Dow Jones U.S. Technology Sector	5,663,547

Dow Jones U.S. Telecommunications Sector	21,225,701

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Utilities Sector	$17,906,720

Dow Jones International Select Dividend	3,741,557

Dow Jones Select Dividend	137,640,709

Dow Jones Transportation Average	6,039,686

In February 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2010. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	97

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Funds will send you a Form 1099-DIV each calendar year that will tell you how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones U.S.	$0.93800	$–	$0.00994	$0.94794	99%	–%	1%	100%
Dow Jones International Select Dividend	1.21146	–	–	1.21146	100	–	–	100

98	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	10	0.76
Between 0.5% and –0.5%	1,293	98.01
Less than –0.5% and Greater than –1.0%	8	0.61
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Energy Sector Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	16	1.21
Between 0.5% and –0.5%	1,287	97.57
Less than –0.5% and Greater than –1.0%	9	0.68
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Healthcare Sector Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and –0.5%	1,297	98.32
Less than –0.5% and Greater than –1.0%	10	0.76
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Technology Sector Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	12	0.89
Between 0.5% and –0.5%	1,291	97.87
Less than –0.5% and Greater than –1.0%	8	0.61
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08

	1,319	100.00%

100	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Telecommunications Sector Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.08%
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	14	1.06
Between 0.5% and –0.5%	1,279	96.94
Less than –0.5% and Greater than –1.0%	13	1.00
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08

	1,319	100.00%

iShares Dow Jones U.S. Utilities Sector Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	9	0.68
Between 0.5% and –0.5%	1,298	98.41
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	2	0.15

	1,319	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones International Select Dividend Index Fund

Period Covered: July 1, 2007 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	8	1.16%
Greater than 5.5% and Less than 6.0%	1	0.14
Greater than 5.0% and Less than 5.5%	3	0.43
Greater than 4.5% and Less than 5.0%	3	0.43
Greater than 4.0% and Less than 4.5%	2	0.29
Greater than 3.5% and Less than 4.0%	5	0.72
Greater than 3.0% and Less than 3.5%	10	1.45
Greater than 2.5% and Less than 3.0%	21	3.03
Greater than 2.0% and Less than 2.5%	35	5.06
Greater than 1.5% and Less than 2.0%	57	8.24
Greater than 1.0% and Less than 1.5%	112	16.18
Greater than 0.5% and Less than 1.0%	130	18.79
Between 0.5% and –0.5%	190	27.47
Less than –0.5% and Greater than –1.0%	49	7.08
Less than –1.0% and Greater than –1.5%	27	3.90
Less than –1.5% and Greater than –2.0%	16	2.31
Less than –2.0% and Greater than –2.5%	10	1.45
Less than –2.5% and Greater than –3.0%	6	0.87
Less than –3.0% and Greater than –3.5%	1	0.14
Less than –3.5% and Greater than –4.0%	1	0.14
Less than –4.0% and Greater than –4.5%	3	0.43
Less than –4.5%	2	0.29

	692	100.00%

102	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones Select Dividend Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.15%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	12	0.89
Between 0.5% and –0.5%	1,290	97.82
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5%	2	0.15

	1,319	100.00%

iShares Dow Jones Transportation Average Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	9	0.68
Greater than 0.5% and Less than 1.0%	9	0.68
Between 0.5% and –0.5%	1,285	97.41
Less than –0.5% and Greater than –1.0%	7	0.53
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	103

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed.

iShares Trust, iShares, Inc., BlackRock Funds III (formerly, Barclays Global Investors Funds) and Master Investment Portfolio (“MIP”), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and, as a result, oversees 201 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Robert S. Kapito (53)	Trustee (since 2009)	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); Chairman, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2007).

**Michael Latham (44)	Trustee (since 2010); President (since 2007).	Managing Director, BTC (since 2009); Head of Americas iShares, BGI (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010).

*	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
**	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

104	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker (71)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Independent Chairman of iShares, Inc. (since 2010); Director of Continental Airlines Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

Darrell Duffie (56)	Trustee (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Director of iShares, Inc. (since 2008); Director of Moody’s Corp. (since 2008).

Cecilia H. Herbert (61)	Trustee (since 2005).	Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School; Chair of Investment Committee, Archdiocese of San Francisco (1994-2005).	Director of iShares, Inc. (since 2005); Director, Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (66)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002); Director of CSFB Alternative Investments Fund (6 portfolios) (since 2005).

John E. Kerrigan (54)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005).

John E. Martinez (49)	Trustee (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Director of iShares, Inc. (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

TRUSTEE AND OFFICER INFORMATION	105

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert H. Silver (55)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007).

106	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years
Geoffrey D. Flynn (53)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (50)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (42)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (47)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (47)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (44)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (37)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

TRUSTEE AND OFFICER INFORMATION	107

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

Trading Symbol
iShares Russell Domestic Index Funds
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Funds
iShares Dow Jones U.S.	IYY

iShares MSCI Domestic Index Funds
iShares MSCI USA	EUSA

iShares KLD Socially Responsible Index Funds
iShares FTSE KLD 400 Social	DSI
iShares FTSE KLD Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

Trading Symbol
iShares Domestic Specialty Index Funds
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology- Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

108	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

Trading Symbol
iShares International Country Index Funds
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares S&P India Nifty 50	INDY
iShares MSCI Indonesia Investable Market	EIDO
iShares MSCI Ireland Capped Investable Market	EIRL
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI All Peru Capped	EPU
iShares MSCI Poland Investable Market	EPOL
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

Trading Symbol
iShares Target Date Index Funds
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares International/Global Sector Index Funds
iShares MSCI ACWI ex US Financials Sector	AXFN
iShares MSCI Emerging Markets Financials Sector	EMFN
iShares MSCI Emerging Markets Materials Sector	EMMT
iShares MSCI Europe Financials Sector	EUFN
iShares MSCI Far East Financials Sector	FEFN
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares International/Global Theme Based and Specialty Index Funds
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Emerging Markets Infrastructure	EMIF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD
iShares Dow Jones International Select Dividend	IDV

iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI
iShares 10+ Year Government/Credit	GLJ

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

iSHARES FAMILY OF FUNDS	109

The iShares® Family of Funds (Continued)

Trading Symbol
iShares U.S. Credit Bond Funds
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares 10+ Year Credit	CLY
iShares iBoxx $ High Yield Corporate	HYG

Trading Symbol
iShares AMT-Free Municipal Bond Funds
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF
iShares 2012 S&P AMT-Free Municipal Series	MUAA
iShares 2013 S&P AMT-Free Municipal Series	MUAB
iShares 2014 S&P AMT-Free Municipal Series	MUAC
iShares 2015 S&P AMT-Free Municipal Series	MUAD
iShares 2016 S&P AMT-Free Municipal Series	MUAE
iShares 2017 S&P AMT-Free Municipal Series	MUAF

iShares U.S. Securitized Bond Funds
iShares Barclays MBS	MBB

iShares International Bond Funds
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

The iShares Funds (“Funds”) are distributed by SEI Investments Distribution Co. (“SEI”). iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. The Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, JPMorgan Chase & Co., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Russell Investment Group or Standard & Poor’s, nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Developed Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2010 Annual Report.

iS-2809-0610

110	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Dow Jones & Company, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2010 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-41-0410

2010 ANNUAL REPORT TO SHAREHOLDERS

iSHARES ® DOW JONES SERIES

APRIL 30, 2010

»  Would you prefer to receive materials like this electronically?

See inside back cover for details.

iShares Dow Jones U.S. Aerospace & Defense Index Fund  |  ITA  |  NYSE Arca

iShares Dow Jones U.S. Broker-Dealers Index Fund  |  IAI  |  NYSE Arca

iShares Dow Jones U.S. Healthcare Providers Index Fund  |  IHF  |  NYSE Arca

iShares Dow Jones U.S. Home Construction Index Fund  |  ITB  |  NYSE Arca

iShares Dow Jones U.S. Insurance Index Fund  |  IAK  |  NYSE Arca

iShares Dow Jones U.S. Medical Devices Index Fund  |  IHI  |  NYSE Arca

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund  |  IEO  |  NYSE Arca

iShares Dow Jones U.S. Oil Equipment & Services Index Fund  |  IEZ  |  NYSE Arca

iShares Dow Jones U.S. Pharmaceuticals Index Fund  |  IHE  |  NYSE Arca

iShares Dow Jones U.S. Regional Banks Index Fund  |  IAT  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
51.46%	51.56%	52.34%	4.78%	4.78%	5.28%	20.51%	20.54%	22.84%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Aerospace/Defense	45.79%

Aerospace/Defense - Equipment	29.00

Metal Processors & Fabricators	6.94

Electronics - Military	4.33

Advanced Materials/Products	3.55

Diversified Manufacturing Operations	3.51

Electronic Measuring Instruments	3.39

Enterprise Software/Services	1.55

Automotive - Medium & Heavy Duty Trucks	1.01

Electronic Security Devices	0.82

Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
United Technologies Corp.	8.57%

Boeing Co. (The)	7.65

Lockheed Martin Corp.	6.09

General Dynamics Corp.	5.98

Raytheon Co.	5.73

Northrop Grumman Corp.	5.46

Precision Castparts Corp.	5.35

Rockwell Collins Inc.	4.35

L-3 Communications Holdings Inc.	4.33

Goodrich Corp.	4.05

TOTAL	57.56%

The iShares Dow Jones U.S. Aerospace & Defense Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Aerospace & Defense Index (the “Index”). The Index measures the performance of the aerospace and defense sector of the U.S. equity market. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 51.46%, while the total return for the Index was 52.34%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

2	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

Aerospace and defense stocks outperformed the broad U.S. stock indexes during the reporting period, as the group rebounded from a challenging recessionary environment that had weighed on returns in the previous reporting period. Improving economic conditions around the world spurred demand for commercial and business travel, leading to an increase in orders for new aircraft. Defense contractors generally delivered modest results for the period, as some struggled with tighter national defense budgets following a decade of growth in defense spending.

All of the Fund’s ten largest holdings delivered positive results. Aircraft manufacturer The Boeing Co. logged the strongest return. Defense contractor Rockwell Collins Inc. and Precision Castparts Corp., which manufactures airline components, both delivered strong gains, as did Goodrich Corp. Defense contractors L-3 Communications Holdings Inc. and Lockheed Martin Corp. experienced relatively modest gains.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
29.11%	29.60%	29.81%	(10.99)%	(10.99)%	(10.75)%	(37.23)%	(37.22)%	(36.52)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

4	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BROKER-DEALER INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Finance - Investment Banker/Broker	67.17%

Finance - Other Services	22.07

Investment Management/Advisory Services	10.63

Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Goldman Sachs Group Inc. (The)	8.96%

Morgan Stanley	8.61

CME Group Inc.	7.41

Charles Schwab Corp. (The)	6.79

Ameriprise Financial Inc.	6.09

NYSE Euronext Inc.	5.56

IntercontinentalExchange Inc.	5.29

Legg Mason Inc.	4.54

TD AMERITRADE Holding Corp.	4.31

NASDAQ OMX Group Inc. (The)	3.81

TOTAL	61.37%

The iShares Dow Jones U.S. Broker-Dealers Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Investment Services Index (the “Index”). The Index measures the performance of the investment services sector of the U.S. equity market, and includes companies providing a range of specialized financial services, including securities brokers and dealers, online brokers and securities or commodities exchanges. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 29.11%, while the total return for the Index was 29.81%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Broker-dealer stocks, as represented by the Index, lagged the broad U.S. stock indexes as they began to recover from the financial crisis of the previous reporting period. Asset managers were relatively strong performers as they experienced an inflow of assets. Stock exchanges benefited from increasing trading volumes. Brokerage firms and investment banks, meanwhile, posted more modest gains as they struggled with concerns about tighter government control of the risk-taking activities of financial firms as well as higher credit costs.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BROKER-DEALER INDEX FUND

All of the Fund’s ten largest holdings posted positive returns for the reporting period. Asset management firms Ameriprise Financial Inc. and Legg Mason Inc. logged the most robust results. Futures and commodities exchange CME Group Inc. and stock exchange NYSE Euronext Inc. also delivered strong gains. Brokerage firm The Charles Schwab Corp. experienced a modest gain.

6	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
43.84%	43.91%	44.69%	0.61%	0.62%	1.11%	2.48%	2.50%	4.53%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Medical - HMO	39.57%

Pharmacy Services	18.72

Medical Labs & Testing Services	10.32

Medical - Hospitals	8.75

Medical - Outpatient/Home Medical Care	4.38

Dialysis Centers	3.06

Physical Therapy/Rehab Centers	2.99

Research & Development	2.79

Physician Practice Management	2.41

Commercial Services	2.65

Medical - Nursing Homes	1.50

Retirement/Aged Care Facilities	0.88

Medical Products	0.52

Life/Health Insurance	0.51

Medical - Drugs	0.50

Internet Applications Software	0.35

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
UnitedHealth Group Inc.	10.75%

Medco Health Solutions Inc.	9.03

Express Scripts Inc.	8.60

WellPoint Inc.	8.06

Aetna Inc.	5.09

Quest Diagnostics Inc.	3.96

CIGNA Corp.	3.82

Laboratory Corp. of America Holdings	3.82

Humana Inc.	3.51

DaVita Inc.	3.06

TOTAL	59.70%

The iShares Dow Jones U.S. Healthcare Providers Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Health Care Providers Index (the “Index”). The Index measures the performance of the health care providers sector of the U.S. equity market, and includes companies that are health care providers such as owners and operators of health maintenance organizations, hospitals, clinics, dental and eye care facilities, nursing homes and rehabilitation and retirement centers. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 43.84%, while the total return for the Index was 44.69%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

8	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Health care provider stocks, as represented by the Index, performed in line with the broad U.S. stock indexes during the reporting period. The health care sector overall is somewhat resilient to changes in economic conditions, so its performance did not tend to be as volatile as some other sectors during the recessionary environment and subsequent recovery. However, medical plan providers generally benefited from increased enrollments as economic conditions improved. During the reporting period, some health care providers struggled with implications of health care reform legislation, with several companies lowering guidance for future earnings due to reform measures.

All of the Fund’s ten largest holdings delivered positive results for the reporting period. Medical plan providers CIGNA Corp., Humana Inc., and Aetna Inc. all logged strong returns. Pharmacy benefit manager Express Scripts Inc. also delivered solid gains. Diagnostic testing companies, including Laboratory Corp. of America Holdings and Quest Diagnostics Inc., produced more modest returns.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
37.44%	37.59%	38.60%	(24.64)%	(24.60)%	(23.63)%	(67.75)%	(67.69)%	(65.96)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

10	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Building - Residential/Commercial	61.94%

Retail - Building Products	8.23

Coatings/Paint	3.78

Building - Mobile Home/Manufactured Housing & RV	3.48

Building and Construction Products - Miscellaneous	3.41

Building Products - Wood	3.30

Diversified Manufacturing Operations	3.13

Distribution/Wholesale	3.09

Textile - Home Furnishings	3.08

Building Products - Air and Heating	2.03

Real Estate Operating/Development	1.96

Building Products - Cement/Aggregates	1.89

Home Furnishings	0.65

Short-Term and Other Net Assets	0.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Pulte Homes Inc.	8.72%

D.R. Horton Inc.	8.38

NVR Inc.	8.00

Lennar Corp. Class A	7.63

Toll Brothers Inc.	7.07

KB Home	4.76

M.D.C. Holdings Inc.	4.74

Home Depot Inc. (The)	4.25

Lowe’s Companies Inc.	3.98

Sherwin-Williams Co. (The)	3.78

TOTAL	61.31%

The iShares Dow Jones U.S. Home Construction Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Home Construction Index (the “Index”). The Index measures the performance of the home construction sector of the U.S. equity market, and includes companies that are constructors of residential homes, including manufacturers of mobile and prefabricated homes. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 37.44%, while the total return for the Index was 38.60%.

The U.S. stock market enjoyed robust returns for the reporting period, with the broad equity indexes returning approximately 40%. The catalyst for the stock market rally was a nascent economic recovery that began to take shape at the beginning of the reporting period and gradually gained momentum. U.S. stocks had fallen substantially in late 2008 and early 2009 as a severe economic downturn weighed on equity markets worldwide. However, signs of economic stabilization began to appear early in the reporting period, and by the third quarter of 2009, the U.S. economy registered positive economic growth after four consecutive quarters of economic contraction. The positive growth continued into the first quarter of 2010 as manufacturing activity increased, consumer spending improved, and the double-digit unemployment rate began to decline.

Another factor contributing to the healthy advance in U.S. stocks was better credit conditions. The global recession was accompanied by a liquidity crisis in the credit markets that led to hundreds of billions of dollars in losses on mortgage-related securities and other credit instruments. In response, governments worldwide intervened to provide liquidity, support the financial sector, and prevent a systemic collapse. These efforts helped many financial companies make some headway toward deleveraging and strengthening their balance sheets during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

As represented by the Index, home construction stocks performed in line with the broad U.S. equity indexes. The domestic housing market continued to struggle, with new home sales in the U.S. down by 3.6% and new residential construction down by 16% for the reporting period. However, home prices began to stabilize during the period - the federal government’s House Price Index fell by 3.1% for the 12 months ended March 31, 2010, but the Standard & Poor’s/Case-Shiller Home Price Index showed a 2.3% increase in housing prices over the same 12-month period. So, although the housing market has not yet turned the corner and begun to recover, optimism about the improving economy enabled home construction stocks to post strong gains and keep pace with the overall market.

Each of the Fund’s ten largest holdings as of April 30, 2010 advanced for the reporting period. The top performer by a wide margin was homebuilder Lennar Corp., which was the only stock among the top ten holdings to gain more than 100% for the reporting period. NVR Inc., a homebuilder operating along the East Coast, and The Sherwin-Williams Co., the nation’s largest paint maker, also performed well during the period. The only stock among the Fund’s top ten holdings to post a single-digit gain for the reporting period was KB Home, a homebuilder that operates primarily in the Southwest.

12	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
58.58%	59.31%	59.46%	(10.12)%	(10.12)%	(9.75)%	(34.74)%	(34.75)%	(33.63)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Multi-line Insurance	33.05%

Property/Casualty Insurance	30.80

Life/Health Insurance	29.61

Reinsurance	2.49

Insurance Brokers	2.26

Financial Guarantee Insurance	1.62

Short-Term and Other Net Assets	0.17

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Prudential Financial Inc.	9.21%

MetLife Inc.	8.28

Travelers Companies Inc. (The)	8.13

Aflac Inc.	7.45

Chubb Corp.	5.75

Allstate Corp. (The)	5.58

Loews Corp.	4.19

Progressive Corp. (The)	4.14

Hartford Financial Services Group Inc. (The)	3.59

Lincoln National Corp.	3.04

TOTAL	59.36%

The iShares Dow Jones U.S. Insurance Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Insurance Index (the “Index”). The Index measures the performance of the insurance sector of the U.S. equity market, and includes companies in the following industry groups: full line insurance, insurance brokers, property and casualty insurance, reinsurance and life insurance. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 58.58%, while the total return for the Index was 59.46%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Insurance companies, as represented by the Index, delivered solid gains as a group and outpaced the performance of the broad U.S. stock indexes. Life insurers, which had been negatively impacted by capital shortages and investment portfolio losses during the financial sector collapse of the previous period, rebounded as their balance sheets improved. Property and casualty insurance companies generated moderate gains.

14	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

All of the Fund’s ten largest holdings delivered positive results for the reporting period. Life insurance companies Lincoln National Corp. and Prudential Financial Inc. logged triple-digit returns, as did property and casualty insurer The Hartford Financial Services Group Inc. Accident and health insurer Aflac Inc. and life insurance companies MetLife Inc. and The Allstate Corp. all experienced solid gains. More moderate performers included property and casualty company The Travelers Companies Inc.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
50.74%	50.80%	51.49%	4.99%	4.99%	5.57%	21.50%	21.52%	24.18%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Medical Instruments	40.37%

Medical Products	24.10

Instruments - Scientific	12.67

Medical - Biomedical/Gene	5.36

Hospital Beds/Equipment	3.96

Respiratory Products	3.26

Diagnostic Equipment	2.90

Medical Sterilization Products	1.74

Dental Supplies & Equipment	1.73

Patient Monitoring Equipment	1.29

Electronic Measuring Instruments	0.95

Ultra Sound Imaging Systems	0.91

Enterprise Software/Services	0.70

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Medtronic Inc.	10.21%

Thermo Fisher Scientific Inc.	7.34

Stryker Corp.	6.19

St. Jude Medical Inc.	5.47

Intuitive Surgical Inc.	5.40

Zimmer Holdings Inc.	5.31

Boston Scientific Corp.	4.26

Varian Medical Systems Inc.	3.80

Waters Corp.	3.79

Millipore Corp.	3.35

TOTAL	55.12%

The iShares Dow Jones U.S. Medical Devices Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Medical Equipment Index (the “Index”). The Index measures the performance of the medical equipment sector of the U.S. equity market, and includes medical equipment companies such as manufacturers and distributors of medical devices such as magnetic resonance imaging (MRI) scanners, prosthetics, pacemakers, X-ray machines, and other non-disposable medical devices. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 50.74%, while the total return for the Index was 51.49%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Medical device companies, as represented by the Index, collectively delivered a return of about 50% for the reporting period. The health care sector overall is somewhat resilient to changes in economic conditions, so it was not hurt as much as some other sectors during the economic downturn. However, makers of devices used in medical procedures that are more elective tended to face reduced demand. As the economy improved during the period, these companies’ share prices rebounded along with increased demand for their products.

Nine of the Fund’s ten largest holdings delivered positive returns for the reporting period. Robotic surgical systems maker Intuitive Surgical Inc. logged triple-digit gains. Other strong performers included Millipore Corp., Varian Medical Systems Inc., and Waters Corp. Cardiology device maker Boston Scientific Corp. declined for the reporting period.

18	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
45.23%	45.28%	46.09%	3.14%	3.14%	3.57%	13.17%	13.15%	15.04%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Oil Companies - Exploration & Production	90.03%

Oil Refining & Marketing	6.67

Gas - Distribution	2.21

Oil & Gas Drilling	1.02

Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Occidental Petroleum Corp.	12.69%

Apache Corp.	7.02

EOG Resources Inc.	6.33

Anadarko Petroleum Corp.	6.32

Devon Energy Corp.	6.06

XTO Energy Inc.	6.01

Chesapeake Energy Corp.	3.78

Noble Energy Inc.	3.44

Southwestern Energy Co.	3.40

Valero Energy Corp.	3.10

TOTAL	58.15%

The iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Exploration & Production Index (the “Index”). The Index measures the performance of the oil exploration and production sub-sector of the U.S. equity market, and includes companies that are engaged in the exploration for and extraction, production, refining, and supply of oil and gas products. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 45.23%, while the total return for the Index was 46.09%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

20	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

Oil and gas exploration and production companies, as represented by the Index, collectively gained more than 45% during the reporting period. An improvement in economic activity spurred demand for oil, driving the price from $50 per barrel to approximately $84 per barrel. Natural gas prices, though, remained relatively flat as a supply glut dampened prices.

All of the Fund’s ten largest holdings posted solid gains for the reporting period. Independent oil and gas exploration companies, including EOG Resources Inc., Occidental Petroleum Corp., and Anadarko Petroleum Corp. logged the strongest returns. Natural gas producers Chesapeake Energy Corp. and Southwestern Energy Co. posted moderate gains. Oil refiner Valero Energy Corp. experienced a modest gain.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
52.92%	52.93%	53.75%	(1.64)%	(1.63)%	(1.37)%	(6.42)%	(6.38)%	(5.36)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

22	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Oil - Field Services	59.01%

Oil Field Machinery & Equipment	20.18

Oil & Gas Drilling	17.11

Transportation - Marine	2.30

Transportation - Services	0.87

Seismic Data Collection	0.45

Short-Term and Other Net Assets	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Schlumberger Ltd.	22.85%

Halliburton Co.	9.81

Baker Hughes Inc.	8.58

National Oilwell Varco Inc.	7.20

Smith International Inc.	4.86

Cameron International Corp.	4.21

FMC Technologies Inc.	3.92

Nabors Industries Ltd.	3.01

Diamond Offshore Drilling Inc.	2.57

Pride International Inc.	2.46

TOTAL	69.47%

The iShares Dow Jones U.S. Oil Equipment & Services Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Equipment & Services Index (the “Index”). The Index measures the performance of the oil equipment and services sector of the U.S. equity market, and includes companies that are suppliers of equipment or services to oil fields and offshore platforms, such as drilling, exploration, engineering, logistics, seismic information services and platform construction. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 52.92%, while the total return for the Index was 53.75%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Oil equipment and service companies, as represented by the Index, collectively gained more than 50% during the reporting period, outpacing the performance of the broad U.S. equity indexes. An improvement in economic activity spurred demand for oil, driving the price from $50 per barrel to approximately $84 per barrel. In this environment, energy stocks performed well. Energy equipment and service providers, in particular, benefited from increased drilling activity.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

All of the Fund’s ten largest holdings posted solid gains for the reporting period. FMC Technologies Inc., which produces technology systems for the energy industry, and Smith International Inc., which provides drilling equipment and services, logged the strongest gains among the ten largest holdings. Other notable strong performers included equipment and service providers Cameron International Corp. and Halliburton Co., as well as oilfield services provider National Oilwell Varco Inc. Diamond Offshore Drilling Inc. posted a relatively moderate gain.

24	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
45.32%	45.29%	46.01%	5.64%	5.64%	6.17%	24.55%	24.53%	27.04%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Medical - Drugs	64.41%

Medical Products	12.85

Medical - Generic Drugs	12.25

Medical - Biomedical/Gene	5.40

Therapeutics	1.97

Drug Delivery Systems	1.72

Consumer Products - Miscellaneous	1.20

Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Johnson & Johnson	9.44%

Pfizer Inc.	8.34

Merck & Co. Inc.	7.63

Abbott Laboratories	6.65

Bristol-Myers Squibb Co.	5.69

Eli Lilly and Co.	5.25

Allergan Inc.	4.52

Hospira Inc.	3.41

Perrigo Co.	3.15

Mylan Inc.	3.11

TOTAL	57.19%

The iShares Dow Jones U.S. Pharmaceuticals Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Pharmaceuticals Index (the “Index”). The Index measures the performance of the pharmaceuticals sector of the U.S. equity market, and includes pharmaceutical companies such as manufacturers of prescription or over-the-counter drugs or vaccines, but excludes producers of vitamins. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 45.32%, while the total return for the Index was 46.01%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Pharmaceutical stocks, as represented by the Index, performed in line with the broad U.S. equity indexes during the reporting period. Pharmaceutical stocks benefited from consolidation during the period, as well as from the aging population’s increased spending on health care in general. Some pharmaceutical companies, though, experienced reduced earnings levels and lowered guidance for future earnings in the face of health care reform legislation, which meant higher Medicaid rebates and costs associated with the new retiree drug benefits plan.

26	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

All of the Fund’s ten largest holdings delivered positive results for the reporting period. Drug manufacturer and distributor Perrigo Co. logged triple-digit gains. Generic pharmaceutical company Mylan Inc. and drug delivery systems company Hospira Inc. both posted solid results, as did prescription drug maker Merck & Co. Inc. Eli Lilly and Co. experienced modest gains.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
49.30%	49.75%	50.04%	(11.90)%	(11.89)%	(11.63)%	(39.77)%	(39.73)%	(38.98)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/5/06), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

28	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Super-Regional Banks - U.S.	45.18%

Commercial Banks - Southern U.S.	16.04

Commercial Banks - Central U.S.	10.79

Savings & Loans/Thrifts - Eastern U.S.	8.71

Commercial Banks - Western U.S.	6.70

Commercial Banks - Eastern U.S.	5.95

Fiduciary Banks	5.04

Savings & Loans/Thrifts - Western U.S.	0.79

Savings & Loans/Thrifts - Central U.S.	0.72

Short-Term and Other Net Assets	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
U.S. Bancorp	17.44%

PNC Financial Services Group Inc. (The)	11.83

BB&T Corp.	7.72

SunTrust Banks Inc.	5.03

Northern Trust Corp.	4.52

Fifth Third Bancorp	4.04

Regions Financial Corp.	3.58

KeyCorp	2.70

Comerica Inc.	2.49

New York Community Bancorp Inc.	2.37

TOTAL	61.72%

The iShares Dow Jones U.S. Regional Banks Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Regional Banks Index (the “Index”). The Index measures the performance of the regional bank sector of the U.S. equity market, and is a subset of the Dow Jones U.S. Bank Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 49.30%, while the total return for the Index was 50.04%.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak, however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

Regional banking stocks, as represented by the Index, outperformed the broad U.S. stock indexes as they began to recover from the financial crisis of the previous reporting period. Although many banks continued to struggle with credit quality problems and a need for capital, some began to strengthen their balance sheets through additional capital and higher loan loss revisions. Several benefited from the consolidation of failed banks, gaining market share as they purchased troubled peers.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

All of the Fund’s ten largest holdings posted positive returns for the reporting period. Fifth Third Bancorp, Comerica Inc., and SunTrust Banks Inc. all rebounded to deliver triple-digit returns. Other strong performers included Regions Financial Corp. and The PNC Financial Services Group Inc. Northern Trust Corp. experienced a modest gain.

30	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/09)	Ending Account Value (4/30/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/09 to 4/30/10)
Dow Jones U.S. Aerospace & Defense
Actual	$1,000.00	$1,316.80	0.47%	$2.70
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Broker-Dealers
Actual	1,000.00	1,069.50	0.47	2.41
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Healthcare Providers
Actual	1,000.00	1,197.40	0.47	2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Home Construction
Actual	1,000.00	1,369.10	0.47	2.76
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

SHAREHOLDER EXPENSES	31

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/09)	Ending Account Value (4/30/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/09 to 4/30/10)
Dow Jones U.S. Insurance
Actual	$1,000.00	$1,207.20	0.47%	$2.57
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Medical Devices
Actual	1,000.00	1,259.50	0.47	2.63
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Oil & Gas Exploration & Production
Actual	1,000.00	1,146.60	0.47	2.50
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Oil Equipment & Services
Actual	1,000.00	1,153.50	0.47	2.51
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Pharmaceuticals
Actual	1,000.00	1,161.90	0.47	2.52
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36
Dow Jones U.S. Regional Banks
Actual	1,000.00	1,346.20	0.47	2.73
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.47	2.36

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

32	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.89%

ADVANCED MATERIALS/PRODUCTS – 3.55%
Ceradyne Inc.[a]	138,406	$3,072,613
Hexcel Corp.[a]	333,689	5,405,762

		8,478,375

AEROSPACE/DEFENSE – 45.79%
Boeing Co. (The)	252,354	18,278,000
Cubic Corp.	89,572	3,341,931
Esterline Technologies Corp.[a]	97,336	5,429,402
General Dynamics Corp.	186,909	14,272,371
Lockheed Martin Corp.	171,297	14,541,403
Northrop Grumman Corp.	192,116	13,031,228
Raytheon Co.	234,487	13,670,592
Rockwell Collins Inc.	159,930	10,395,450
Spirit AeroSystems Holdings Inc. Class Aa	263,717	5,849,243
Teledyne Technologies Inc.[a]	114,645	4,998,522
TransDigm Group Inc.	100,239	5,540,210

		109,348,352

AEROSPACE/DEFENSE - EQUIPMENT – 29.00%
AAR Corp.[a]	157,464	3,838,972
Alliant Techsystems Inc.[a]	73,578	5,953,196
BE Aerospace Inc.[a]	206,964	6,148,900
Curtiss-Wright Corp.	140,427	5,009,031
Goodrich Corp.	130,428	9,675,149
HEICO Corp. Class A	116,754	3,915,929
Moog Inc. Class Aa	130,227	4,840,538
Orbital Sciences Corp.[a]	220,494	4,052,680
Triumph Group Inc.	68,894	5,343,419
United Technologies Corp.	273,083	20,467,571

		69,245,385

AUTOMOTIVE - MEDIUM & HEAVY DUTY TRUCKS – 1.01%
Force Protection Inc.[a]	451,813	2,417,200

		2,417,200

DIVERSIFIED MANUFACTURING OPERATIONS – 3.51%
Textron Inc.	366,973	8,381,663

		8,381,663

ELECTRONIC MEASURING INSTRUMENTS – 3.39%
FLIR Systems Inc.[a]	264,783	8,099,712

		8,099,712

Security	Shares	Value
ELECTRONIC SECURITY DEVICES – 0.82%
Taser International Inc.[a,b]	412,008	$1,948,798

		1,948,798

ELECTRONICS - MILITARY – 4.33%
L-3 Communications Holdings Inc.	110,645	10,353,053

		10,353,053

ENTERPRISE SOFTWARE/SERVICES – 1.55%
ManTech International Corp. Class Aa	82,174	3,700,295

		3,700,295

METAL PROCESSORS & FABRICATORS – 6.94%
Precision Castparts Corp.	99,577	12,779,712
RBC Bearings Inc.[a]	119,861	3,782,813

		16,562,525

TOTAL COMMON STOCKS
(Cost: $260,988,555)		238,535,358

SHORT-TERM INVESTMENTS – 0.63%

MONEY MARKET FUNDS – 0.63%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.21%[c,d,e]	1,043,138	1,043,138

BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	192,362	192,362

BlackRock Cash Funds: Treasury, SL Agency Shares 0.10%[c,d]	267,254	267,254

		1,502,754

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,502,754)		1,502,754

TOTAL INVESTMENTS IN SECURITIES – 100.52% (Cost: $262,491,309)		240,038,112

Other Assets, Less Liabilities – (0.52)%		(1,243,540)

NET ASSETS – 100.00%		$238,794,572

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

April 30, 2010

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.87%

FINANCE - INVESTMENT BANKER/BROKER – 67.17%
Charles Schwab Corp. (The)	381,858	$7,366,041
E*TRADE Financial Corp.[a]	2,317,642	3,893,638
GFI Group Inc.	295,767	2,040,792
Goldman Sachs Group Inc. (The)	66,920	9,716,784
Greenhill & Co. Inc.[b]	41,326	3,632,142
Interactive Brokers Group Inc. Class Aa	131,954	2,261,692
Investment Technology Group Inc.[a]	129,906	2,256,467
Jefferies Group Inc.	144,284	3,927,410
KBW Inc.[a]	95,891	2,871,935
Knight Capital Group Inc. Class Aa	179,224	2,786,933
MF Global Holdings Ltd.[a,b]	314,990	2,904,208
Morgan Stanley	309,030	9,338,887
optionsXpress Holdings Inc.[a]	134,913	2,394,706
Piper Jaffray Companies[a]	53,283	2,097,219
Raymond James Financial Inc.	133,120	4,078,797
Stifel Financial Corp.[a]	54,872	3,145,812
SWS Group Inc.	150,998	1,671,548
TD AMERITRADE Holding Corp.[a]	233,518	4,675,030
TradeStation Group Inc.[a]	215,414	1,800,861

		72,860,902

FINANCE - OTHER SERVICES – 22.07%
CME Group Inc.	24,455	8,031,267
IntercontinentalExchange Inc.[a]	49,224	5,740,995
NASDAQ OMX Group Inc. (The)[a]	196,943	4,135,803
NYSE Euronext Inc.	184,861	6,032,014

		23,940,079

INVESTMENT MANAGEMENT/ADVISORY SERVICES – 10.63%
Ameriprise Financial Inc.	142,402	6,601,757
Legg Mason Inc.	155,599	4,930,932

		11,532,689

TOTAL COMMON STOCKS (Cost: $124,535,626)		108,333,670

SHORT-TERM INVESTMENTS – 6.44%

MONEY MARKET FUNDS – 6.44%
BlackRock Cash Funds: Institutional, SL Agency Shares 0.21%[c,d,e]	5,748,942	5,748,942

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	1,060,147	$1,060,147
BlackRock Cash Funds: Treasury, SL Agency Shares 0.10%[c,d]	174,344	174,344

		6,983,433

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,983,433)		6,983,433

TOTAL INVESTMENTS IN SECURITIES – 106.31% (Cost: $131,519,059)		115,317,103

Other Assets, Less Liabilities – (6.31)%		(6,840,108)

NET ASSETS – 100.00%		$108,476,995

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.90%

COMMERCIAL SERVICES – 2.65%
Emergency Medical Services Corp. Class Aa	37,808	$1,999,287
Healthcare Services Group Inc.	59,459	1,277,774
HMS Holdings Corp.[a]	36,875	1,972,812

		5,249,873

DIALYSIS CENTERS – 3.06%
DaVita Inc.[a]	97,011	6,056,397

		6,056,397

INTERNET APPLICATIONS SOFTWARE – 0.35%
eResearchTechnology Inc.[a]	94,739	698,226

		698,226

LIFE/HEALTH INSURANCE – 0.51%
Universal American Corp.[a]	65,430	1,004,351

		1,004,351

MEDICAL - DRUGS – 0.50%
PharMerica Corp.[a]	51,171	987,600

		987,600

MEDICAL - HMO – 39.57%
Aetna Inc.	341,181	10,081,899
AMERIGROUP Corp.[a]	69,611	2,522,703
Centene Corp.[a]	73,182	1,675,868
CIGNA Corp.	235,791	7,559,460
Coventry Health Care Inc.[a]	162,849	3,866,035
Health Net Inc.[a]	122,816	2,704,408
HealthSpring Inc.[a]	77,659	1,366,798
Humana Inc.[a]	151,781	6,939,427
Magellan Health Services Inc.[a]	46,027	1,942,800
Molina Healthcare Inc.[a]	25,385	740,480
UnitedHealth Group Inc.[a]	701,777	21,270,861
WellCare Health Plans Inc.[a]	59,502	1,703,542
WellPoint Inc.[a]	296,418	15,947,288

		78,321,569

MEDICAL - HOSPITALS – 8.75%
Community Health Systems Inc.[a]	104,279	4,260,840
Health Management Associates Inc. Class Aa	313,763	2,924,271
LifePoint Hospitals Inc.[a]	70,333	2,685,314
Tenet Healthcare Corp.[a]	569,924	3,562,025

Security	Shares	Value
Universal Health Services Inc. Class B	104,755	$3,888,506

		17,320,956

MEDICAL - NURSING HOMES – 1.50%
Kindred Healthcare Inc.[a]	62,475	1,114,554
Odyssey Healthcare Inc.[a]	54,775	1,140,963
Sun Healthcare Group Inc.[a]	79,023	706,466

		2,961,983

MEDICAL - OUTPATIENT/HOME MEDICAL CARE – 4.38%
Amedisys Inc.[a,b]	36,962	2,128,272
AmSurg Corp.[a]	49,565	1,026,987
Gentiva Health Services Inc.[a]	44,450	1,274,826
Lincare Holdings Inc.[a]	78,533	3,666,706
Res-Care Inc.[a]	49,644	577,856

		8,674,647

MEDICAL LABS & TESTING SERVICES – 10.32%
Covance Inc.[a]	68,907	3,937,346
Genoptix Inc.[a]	28,232	1,092,296
Laboratory Corp. of America Holdings[a]	96,198	7,558,277
Quest Diagnostics Inc.	137,097	7,836,464

		20,424,383

MEDICAL PRODUCTS – 0.52%
Hanger Orthopedic Group Inc.[a]	54,803	1,021,528

		1,021,528

PHARMACY SERVICES – 18.72%
Catalyst Health Solutions Inc.[a]	50,715	2,145,752
Express Scripts Inc.[a]	170,043	17,026,405
Medco Health Solutions Inc.[a]	303,316	17,871,379

		37,043,536

PHYSICAL THERAPY/REHAB CENTERS – 2.99%
HealthSouth Corp.[a]	122,503	2,506,412
Psychiatric Solutions Inc.[a]	70,789	2,277,282
RehabCare Group Inc.[a]	39,514	1,126,939

		5,910,633

PHYSICIAN PRACTICE MANAGEMENT – 2.41%
Healthways Inc.[a]	56,890	926,738
IPC The Hospitalist Co. Inc.[a]	27,278	846,709
MEDNAX Inc.[a]	54,615	3,000,548

		4,773,995

36	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2010

Security	Shares	Value
RESEARCH & DEVELOPMENT – 2.79%
PAREXEL International Corp.[a]	80,315	$1,893,828
Pharmaceutical Product Development Inc.	132,217	3,635,967

		5,529,795

RETIREMENT/AGED CARE FACILITIES – 0.88%
Brookdale Senior Living Inc.[a,b]	81,113	1,743,930

		1,743,930

TOTAL COMMON STOCKS (Cost: $217,334,634)		197,723,402

SHORT-TERM INVESTMENTS – 1.31%

MONEY MARKET FUNDS – 1.31%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	1,990,824	1,990,824
BlackRock Cash Funds: Prime,
SL Agency Shares 0.19%[c,d,e]	367,122	367,122
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.10%[c,d]	236,763	236,763

		2,594,709

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,594,709)		2,594,709

TOTAL INVESTMENTS IN SECURITIES – 101.21% (Cost: $219,929,343)		200,318,111

Other Assets, Less Liabilities – (1.21)%		(2,406,637)

NET ASSETS – 100.00%		$197,911,474

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.97%

BUILDING - MOBILE HOME/MANUFACTURED HOUSING & RV – 3.48%
Cavco Industries Inc.[a]	164,453	$6,441,624
Skyline Corp.	237,896	5,545,356

		11,986,980

BUILDING - RESIDENTIAL/COMMERCIAL – 61.94%
D.R. Horton Inc.	1,964,830	28,863,353
KB Home	885,425	16,406,925
Lennar Corp. Class A	1,319,625	26,260,537
M.D.C. Holdings Inc.	425,802	16,308,217
M/I Homes Inc.[a]	447,896	6,987,178
Meritage Homes Corp.[a,b]	495,523	11,783,537
NVR Inc.[a]	38,390	27,565,939
Pulte Homes Inc.[a]	2,293,032	30,015,789
Ryland Group Inc.	555,596	12,656,477
Standard-Pacific Corp.[a,b]	1,885,547	12,086,356
Toll Brothers Inc.[a,b]	1,078,415	24,339,827

		213,274,135

BUILDING AND CONSTRUCTION PRODUCTS - MISCELLANEOUS – 3.41%
Owens Corning[a]	337,219	11,728,477

		11,728,477

BUILDING PRODUCTS - AIR AND HEATING – 2.03%
Lennox International Inc.	154,278	6,982,622

		6,982,622

BUILDING PRODUCTS - CEMENT/AGGREGATES – 1.89%
Eagle Materials Inc.	204,340	6,512,316

		6,512,316

BUILDING PRODUCTS - WOOD – 3.30%
Masco Corp.	699,089	11,346,214

		11,346,214

COATINGS/PAINT – 3.78%
Sherwin-Williams Co. (The)	166,733	13,016,845

		13,016,845

DISTRIBUTION/WHOLESALE – 3.09%
Beacon Roofing Supply Inc.[a]	196,452	4,361,234
Watsco Inc.	106,162	6,286,914

		10,648,148

Security	Shares	Value
DIVERSIFIED MANUFACTURING OPERATIONS – 3.13%
Leggett & Platt Inc.	439,115	$10,771,491

		10,771,491

HOME FURNISHINGS – 0.65%
Ethan Allen Interiors Inc.	111,623	2,254,785

		2,254,785

REAL ESTATE OPERATING/DEVELOPMENT – 1.96%
Avatar Holdings Inc.[a]	283,763	6,764,910

		6,764,910

RETAIL - BUILDING PRODUCTS – 8.23%
Home Depot Inc. (The)	415,614	14,650,393
Lowe’s Companies Inc.	505,232	13,701,892

		28,352,285

TEXTILE - HOME FURNISHINGS – 3.08%
Mohawk Industries Inc.[a]	166,112	10,587,979

		10,587,979

TOTAL COMMON STOCKS (Cost: $317,052,553)		344,227,187

SHORT-TERM INVESTMENTS – 6.12%

MONEY MARKET FUNDS – 6.12%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	17,566,108	17,566,108
BlackRock Cash Funds: Prime,
SL Agency Shares 0.19%[c,d,e]	3,239,318	3,239,318
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.10%[c,d]	267,754	267,754

		21,073,180

TOTAL SHORT-TERM INVESTMENTS
(Cost: $21,073,180)		21,073,180

TOTAL INVESTMENTS IN SECURITIES – 106.09% (Cost: $338,125,733)		365,300,367

Other Assets, Less Liabilities – (6.09)%		(20,959,893)

NET ASSETS – 100.00%		$344,340,474

38	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

April 30, 2010

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.83%

FINANCIAL GUARANTEE INSURANCE – 1.62%
Assured Guaranty Ltd.	42,226	$909,970
MBIA Inc.[a,b]	49,789	476,979

		1,386,949

INSURANCE BROKERS – 2.26%
Arthur J. Gallagher & Co.	30,110	790,990
Brown & Brown Inc.	34,384	692,494
Erie Indemnity Co. Class A	9,637	446,289

		1,929,773

LIFE/HEALTH INSURANCE – 29.61%
Aflac Inc.	124,865	6,363,120
American Equity Investment Life Holding Co.	18,316	192,684
Conseco Inc.[a]	74,527	439,709
Delphi Financial Group Inc. Class A	14,155	389,263
Lincoln National Corp.	84,904	2,597,213
National Western Life Insurance Co. Class A	676	129,211
Principal Financial Group Inc.	84,661	2,473,795
Protective Life Corp.	25,716	618,984
Prudential Financial Inc.	123,762	7,866,313
StanCorp Financial Group Inc.	14,552	654,258
Torchmark Corp.	23,928	1,281,105
Unum Group	93,294	2,282,904

		25,288,559

MULTI-LINE INSURANCE – 33.05%
Allstate Corp. (The)	145,939	4,767,827
American Financial Group Inc.	23,075	679,097
American National Insurance Co.	4,777	526,234
Assurant Inc.	34,280	1,248,820
Cincinnati Financial Corp.	43,908	1,246,987
CNA Financial Corp.[a]	9,172	257,917
Genworth Financial Inc. Class Aa	137,370	2,269,352
Hartford Financial Services Group Inc. (The)	107,186	3,062,304
Horace Mann Educators Corp.	12,326	212,131
Loews Corp.	96,135	3,580,068
MetLife Inc.	155,182	7,073,196
Old Republic International Corp.	66,428	997,084
United Fire & Casualty Co.	7,448	170,336

Security	Shares	Value
Unitrin Inc.	13,901	$406,604
XL Capital Ltd. Class A	97,092	1,728,238

		28,226,195

PROPERTY/CASUALTY INSURANCE – 30.80%
Alleghany Corp.[a]	1,956	581,245
AmTrust Financial Services Inc.	7,831	106,736
Arch Capital Group Ltd.[a,b]	14,832	1,121,003
Chubb Corp.	92,899	4,911,570
Employers Holdings Inc.	5,058	83,356
First American Corp.	35,004	1,210,088
Hanover Insurance Group Inc. (The)	14,902	671,335
Harleysville Group Inc.	4,078	130,578
HCC Insurance Holdings Inc.	32,822	892,430
Infinity Property and Casualty Corp.	4,317	199,143
Markel Corp.[a]	2,858	1,094,157
Mercury General Corp.	8,054	362,349
Navigators Group Inc. (The)[a]	4,584	183,956
OneBeacon Insurance Group Ltd.	7,341	119,071
ProAssurance Corp.[a]	9,744	593,897
Progressive Corp. (The)	176,060	3,537,045
RLI Corp.	5,942	344,636
Safety Insurance Group Inc.	4,866	181,453
Selective Insurance Group Inc.	16,363	273,426
Tower Group Inc.	12,595	290,441
Travelers Companies Inc. (The)	136,931	6,947,879
W.R. Berkley Corp.	40,989	1,106,703
Wesco Financial Corp.	446	169,056
White Mountains Insurance Group Ltd.	2,252	773,787
Zenith National Insurance Corp.	11,269	426,194

		26,311,534

REINSURANCE – 2.49%
Allied World Assurance Holdings Ltd.	12,196	531,380
Argo Group International Holdings Ltd.[b]	9,416	310,634
Axis Capital Holdings Ltd.	41,272	1,286,448

		2,128,462

TOTAL COMMON STOCKS (Cost: $89,422,089)		85,271,472

40	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2010

Security	Shares	Value
SHORT-TERM INVESTMENTS – 1.07%

MONEY MARKET FUNDS – 1.07%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	650,134	$650,134
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	119,889	119,889
BlackRock Cash Funds: Treasury, SL Agency Shares 0.10%[c,d]	148,258	148,258

		918,281

TOTAL SHORT-TERM INVESTMENTS (Cost: $918,281)		918,281

TOTAL INVESTMENTS IN SECURITIES – 100.90% (Cost: $90,340,370)		86,189,753

Other Assets, Less Liabilities – (0.90)%		(771,404)

NET ASSETS – 100.00%		$85,418,349

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.94%

DENTAL SUPPLIES & EQUIPMENT – 1.73%
Sirona Dental Systems Inc.[a]	184,968	$7,711,316

		7,711,316

DIAGNOSTIC EQUIPMENT – 2.90%
Cepheid Inc.[a,b]	300,910	6,015,191
Immucor Inc.[a]	324,295	6,943,156

		12,958,347

ELECTRONIC MEASURING INSTRUMENTS – 0.95%
Analogic Corp.	88,434	4,228,914

		4,228,914
ENTERPRISE SOFTWARE/SERVICES – 0.70%
Omnicell Inc.[a]	234,593	3,131,816

		3,131,816
HOSPITAL BEDS/EQUIPMENT – 3.96%
Hill-Rom Holdings Inc.	271,933	8,622,996
Kinetic Concepts Inc.[a]	208,894	9,045,110

		17,668,106
INSTRUMENTS - SCIENTIFIC – 12.67%
Thermo Fisher Scientific Inc.[a]	592,430	32,749,530
Varian Inc.[a]	133,012	6,888,692
Waters Corp.[a]	234,797	16,903,036

		56,541,258
MEDICAL - BIOMEDICAL/GENE – 5.36%
Bio-Rad Laboratories Inc. Class Aa	80,163	8,953,405
Millipore Corp.[a]	140,920	14,958,658

		23,912,063
MEDICAL INSTRUMENTS – 40.37%
Arthrocare Corp.[a,b]	144,189	4,459,766
Beckman Coulter Inc.	192,619	12,019,426
Boston Scientific Corp.[a]	2,764,540	19,020,035
Bruker Corp.[a]	321,310	4,912,830
Conceptus Inc.[a,b]	175,402	3,322,114
ev3 Inc.[a]	358,989	6,867,459
Integra LifeSciences Holdings Corp.[a]	121,760	5,531,557
Intuitive Surgical Inc.[a]	66,855	24,105,239
Medtronic Inc.	1,042,440	45,544,204
Natus Medical Inc.[a]	223,316	3,805,305
NuVasive Inc.[a,b]	164,277	6,833,923
St. Jude Medical Inc.[a]	597,759	24,400,522

Security	Shares	Value
Symmetry Medical Inc.[a]	296,158	$3,423,586
Thoratec Corp.[a]	235,668	10,508,436
Volcano Corp.[a]	225,537	5,417,399

		180,171,801

MEDICAL PRODUCTS – 24.10%
ABIOMED Inc.[a]	271,820	2,620,345
Accuray Inc.[a]	419,332	2,700,498
American Medical Systems Holdings Inc.[a]	343,508	6,155,663
CareFusion Corp.[a]	504,302	13,908,649
Invacare Corp.[b]	178,311	4,712,760
Stryker Corp.	480,919	27,623,987
Varian Medical Systems Inc.[a,b]	301,076	16,974,665
Wright Medical Group Inc.[a]	252,859	4,748,692
Zimmer Holdings Inc.[a]	389,002	23,694,112
Zoll Medical Corp.[a]	143,470	4,383,009

		107,522,380

MEDICAL STERILIZATION PRODUCTS – 1.74%
Steris Corp.	232,935	7,752,077

		7,752,077

PATIENT MONITORING EQUIPMENT – 1.29%
Masimo Corp.	246,586	5,772,578

		5,772,578

RESPIRATORY PRODUCTS – 3.26%
ResMed Inc.[a,b]	212,602	14,548,355

		14,548,355

ULTRA SOUND IMAGING SYSTEMS – 0.91%
SonoSite Inc.[a]	121,368	4,068,255

		4,068,255

TOTAL COMMON STOCKS (Cost: $436,604,364)		445,987,266

SHORT-TERM INVESTMENTS – 5.94%

MONEY MARKET FUNDS – 5.94%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	22,029,620	22,029,620
BlackRock Cash Funds: Prime,
SL Agency Shares 0.19%[c,d,e]	4,062,422	4,062,422

42	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

April 30, 2010

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.10%[c,d]	433,438	$433,438

		26,525,480

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,525,480)		26,525,480

TOTAL INVESTMENTS IN SECURITIES – 105.88% (Cost: $463,129,844)		472,512,746

Other Assets, Less Liabilities – (5.88)%		(26,257,484)

NET ASSETS – 100.00%		$446,255,262

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.93%

GAS - DISTRIBUTION – 2.21%
Energen Corp.	105,923	$5,176,457
Southern Union Co.	161,154	4,210,954

		9,387,411

OIL & GAS DRILLING – 1.02%
Atlas Energy Inc.[a]	119,413	4,308,421

		4,308,421

OIL COMPANIES - EXPLORATION & PRODUCTION – 90.03%
Anadarko Petroleum Corp.	432,135	26,861,512
Apache Corp.	293,153	29,831,249
Arena Resources Inc.[a]	68,997	2,548,059
ATP Oil & Gas Corp.[a,b]	85,975	1,569,904
Berry Petroleum Co. Class A	82,222	2,661,526
Bill Barrett Corp.[a]	60,930	2,076,494
BPZ Resources Inc.[a,b]	203,576	1,347,673
Brigham Exploration Co.[a]	191,126	3,728,868
Cabot Oil & Gas Corp.	143,769	5,194,374
Carrizo Oil & Gas Inc.[a,b]	57,549	1,262,625
Chesapeake Energy Corp.	674,835	16,061,073
Cimarex Energy Co.	110,828	7,545,170
Clayton Williams Energy Inc.[a]	21,492	998,518
CNX Gas Corp.[a]	56,639	2,167,575
Cobalt International Energy Inc.[a]	125,106	1,439,970
Comstock Resources Inc.[a]	79,668	2,554,156
Concho Resources Inc.[a]	109,548	6,224,517
Contango Oil & Gas Co.[a]	27,034	1,484,167
Continental Resources Inc.[a,b]	55,793	2,742,784
Denbury Resources Inc.[a,b]	495,409	9,487,082
Devon Energy Corp.	382,170	25,731,506
EOG Resources Inc.	239,675	26,872,361
EXCO Resources Inc.	252,152	4,677,420
Forest Oil Corp.[a]	152,532	4,469,188
GMX Resources Inc.[a]	70,884	567,781
Goodrich Petroleum Corp.[a,b]	58,924	997,583
Mariner Energy Inc.[a]	175,218	4,184,206
McMoRan Exploration Co.[a]	136,834	1,633,798
Newfield Exploration Co.[a]	164,531	9,574,059
Noble Energy Inc.	191,216	14,608,902
Occidental Petroleum Corp.	607,995	53,904,837
Penn Virginia Corp.	81,899	2,089,244
Petrohawk Energy Corp.[a]	384,660	8,304,809

Security	Shares	Value
Petroleum Development Corp.[a]	43,596	$1,020,582
Pioneer Natural Resources Co.	150,623	9,659,453
Plains Exploration & Production Co.[a]	191,863	5,623,505
Quicksilver Resources Inc.[a]	199,481	2,766,802
Range Resources Corp.	191,744	9,157,693
Rosetta Resources Inc.[a]	92,661	2,307,259
SandRidge Energy Inc.[a,b]	317,546	2,384,770
Southwestern Energy Co.[a]	363,455	14,421,894
St. Mary Land & Exploration Co.	98,853	3,977,845
Stone Energy Corp.[a]	84,785	1,381,996
Swift Energy Co.[a]	67,325	2,435,819
Ultra Petroleum Corp.[a]	189,588	9,056,619
W&T Offshore Inc.	88,383	836,987
Whiting Petroleum Corp.[a]	71,697	6,476,390
XTO Energy Inc.	536,872	25,512,157

		382,422,761

OIL REFINING & MARKETING – 6.67%
CVR Energy Inc.[a]	120,303	1,021,372
Frontier Oil Corp.	179,955	2,735,316
Holly Corp.	75,850	2,047,950
Sunoco Inc.	170,691	5,595,251
Tesoro Corp.	231,315	3,041,792
Valero Energy Corp.	634,253	13,186,120
Western Refining Inc.[a,b]	134,591	721,408

		28,349,209

TOTAL COMMON STOCKS (Cost: $457,645,586)		424,467,802

SHORT-TERM INVESTMENTS – 2.17%

MONEY MARKET FUNDS – 2.17%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	7,452,805	7,452,805
BlackRock Cash Funds: Prime,
SL Agency Shares 0.19%[c,d,e]	1,374,352	1,374,352

44	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2010

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.10%[c,d]	403,876	$403,876

		9,231,033

TOTAL SHORT-TERM INVESTMENTS (Cost: $9,231,033)		9,231,033

TOTAL INVESTMENTS IN SECURITIES – 102.10% (Cost: $466,876,619)		433,698,835

Other Assets, Less Liabilities – (2.10)%		(8,913,287)

NET ASSETS – 100.00%		$424,785,548

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.92%

OIL & GAS DRILLING – 17.11%
Atwood Oceanics Inc.[a]	141,096	$5,137,305
Diamond Offshore Drilling Inc.[b]	134,271	10,620,836
Helmerich & Payne Inc.[b]	215,587	8,757,144
Hercules Offshore Inc.[a]	381,564	1,510,993
Nabors Industries Ltd.[a,b]	575,335	12,409,976
Parker Drilling Co.[a]	369,946	2,045,801
Patterson-UTI Energy Inc.	381,286	5,829,863
Pioneer Drilling Co.[a]	159,747	1,172,543
Pride International Inc.[a]	334,793	10,154,272
Rowan Companies Inc.[a]	247,557	7,377,199
Unit Corp.[a]	117,463	5,611,208

		70,627,140

OIL - FIELD SERVICES – 59.01%
Baker Hughes Inc.	711,625	35,410,460
Cal Dive International Inc.[a]	293,364	1,924,468
CARBO Ceramics Inc.	56,394	4,130,861
Exterran Holdings Inc.[a]	166,115	4,842,252
Global Industries Ltd.[a]	319,650	2,141,655
Halliburton Co.	1,320,548	40,474,796
Helix Energy Solutions Group Inc.[a]	259,608	3,785,085
Hornbeck Offshore Services Inc.[a]	79,861	1,954,199
Key Energy Services Inc.[a]	342,272	3,717,074
Matrix Service Co.[a]	101,074	1,074,417
Newpark Resources Inc.[a]	298,441	1,993,586
Oceaneering International Inc.[a]	118,011	7,729,720
Oil States International Inc.[a]	123,162	5,949,956
RPC Inc.	113,805	1,553,438
Schlumberger Ltd.	1,320,322	94,297,397
SEACOR Holdings Inc.[a]	50,793	4,275,247
Smith International Inc.	420,074	20,062,734
Superior Energy Services Inc.[a]	204,342	5,529,495
Tetra Technologies Inc.[a]	221,749	2,725,295

		243,572,135

OIL FIELD MACHINERY & EQUIPMENT – 20.18%
Cameron International Corp.[a]	440,413	17,378,697
Chart Industries Inc.[a]	92,042	2,116,046
Complete Production Services Inc.[a]	184,745	2,787,802
Dresser-Rand Group Inc.[a]	198,255	6,994,436
Dril-Quip Inc.[a]	77,684	4,500,235
FMC Technologies Inc.[a,b]	238,947	16,174,322

Security	Shares	Value
Lufkin Industries Inc.	42,250	$3,596,743
National Oilwell Varco Inc.	674,912	29,716,375

		83,264,656

SEISMIC DATA COLLECTION – 0.45%
ION Geophysical Corp.[a]	307,226	1,846,428

		1,846,428

TRANSPORTATION - MARINE – 2.30%
GulfMark Offshore Inc. Class Aa	79,923	2,754,946
Tidewater Inc.	125,333	6,719,102

		9,474,048

TRANSPORTATION - SERVICES – 0.87%
Bristow Group Inc.[a]	93,126	3,604,907

		3,604,907

TOTAL COMMON STOCKS (Cost: $407,460,722)		412,389,314

SHORT-TERM INVESTMENTS – 7.59%

MONEY MARKET FUNDS – 7.59%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	26,036,181	26,036,181
BlackRock Cash Funds: Prime,
SL Agency Shares 0.19%[c,d,e]	4,801,261	4,801,261
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.10%[c,d]	505,869	505,869

		31,343,311

TOTAL SHORT-TERM INVESTMENTS
(Cost: $31,343,311)		31,343,311

TOTAL INVESTMENTS IN SECURITIES – 107.51% (Cost: $438,804,033)		443,732,625

Other Assets, Less Liabilities – (7.51)%		(30,992,435)

NET ASSETS – 100.00%		$412,740,190

46	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

April 30, 2010

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.80%

CONSUMER PRODUCTS - MISCELLANEOUS – 1.20%
Prestige Brands Holdings Inc.[a]	210,622	$2,051,459

		2,051,459

DRUG DELIVERY SYSTEMS – 1.72%
Alkermes Inc.[a]	224,222	2,937,308

		2,937,308

MEDICAL - BIOMEDICAL/GENE – 5.40%
AMAG Pharmaceuticals Inc.[a]	65,209	2,226,887
Medicines Co. (The)[a]	230,627	1,692,802
Micromet Inc.[a,b]	313,066	2,385,563
Talecris Biotherapeutics Holdings Corp.[a]	155,713	2,919,619

		9,224,871

MEDICAL - DRUGS – 64.41%
Abbott Laboratories	221,976	11,356,292
Allergan Inc.	121,268	7,723,559
Auxilium Pharmaceuticals Inc.[a,b]	92,240	3,283,744
Bristol-Myers Squibb Co.	384,416	9,721,881
Cephalon Inc.[a]	68,570	4,402,194
Eli Lilly and Co.	256,395	8,966,133
Endo Pharmaceuticals Holdings Inc.[a]	156,343	3,423,912
Forest Laboratories Inc.[a]	193,240	5,267,723
King Pharmaceuticals Inc.[a]	324,360	3,178,728
Medicis Pharmaceutical Corp. Class A	124,626	3,163,008
Medivation Inc.[a,b]	149,365	1,666,913
Merck & Co. Inc.	371,792	13,027,592
Pfizer Inc.	851,743	14,241,143
Pharmasset Inc.[a]	92,774	3,005,878
Rigel Pharmaceuticals Inc.[a]	243,548	1,892,368
Salix Pharmaceuticals Ltd.[a]	104,380	4,196,076
Valeant Pharmaceuticals International[a,b]	97,293	4,378,185
ViroPharma Inc.[a]	201,438	2,562,291
VIVUS Inc.[a,b]	254,665	2,595,036
XenoPort Inc.[a]	189,118	1,966,827

		110,019,483

MEDICAL - GENERIC DRUGS – 12.25%
Impax Laboratories Inc.[a]	152,015	2,751,471
Mylan Inc.[a,b]	241,477	5,319,738
Par Pharmaceutical Companies Inc.[a]	98,669	2,677,877

Security	Shares	Value
Perrigo Co.	88,024	$5,372,105
Watson Pharmaceuticals Inc.[a]	111,940	4,793,271

		20,914,462

MEDICAL PRODUCTS – 12.85%
Hospira Inc.[a]	108,337	5,827,447
Johnson & Johnson	250,617	16,114,673

		21,942,120

THERAPEUTICS – 1.97%
Theravance Inc.[a]	200,745	3,366,494

		3,366,494

TOTAL COMMON STOCKS (Cost: $168,456,776)		170,456,197

SHORT-TERM INVESTMENTS – 5.99%

MONEY MARKET FUNDS – 5.99%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	8,469,640	8,469,640
BlackRock Cash Funds: Prime,
SL Agency Shares 0.19%[c,d,e]	1,561,863	1,561,863
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.10%[c,d]	202,463	202,463

		10,233,966

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,233,966)		10,233,966

TOTAL INVESTMENTS IN SECURITIES – 105.79% (Cost: $178,690,742)		180,690,163

Other Assets, Less Liabilities – (5.79)%		(9,887,995)

NET ASSETS – 100.00%		$170,802,168

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.92%

COMMERCIAL BANKS - CENTRAL U.S. – 10.79%
Associated Banc-Corp	115,008	$1,671,066
BOK Financial Corp.	15,584	848,237
Commerce Bancshares Inc.	46,764	1,936,965
Cullen/Frost Bankers Inc.	39,155	2,324,241
First Financial Bankshares Inc.	14,294	764,443
First Midwest Bancorp Inc.	47,315	719,188
FirstMerit Corp.	59,388	1,395,618
International Bancshares Corp.[a]	36,957	893,251
Marshall & Ilsley Corp.	362,196	3,295,984
MB Financial Inc.	34,954	856,373
Old National Bancorp	60,203	807,322
Park National Corp.	7,971	546,013
PrivateBancorp Inc.	49,313	706,162
Prosperity Bancshares Inc.	31,858	1,249,471
Sterling Bancshares Inc.	70,937	417,109
TCF Financial Corp.	91,593	1,706,378
UMB Financial Corp.	23,038	970,360
Wintrust Financial Corp.	20,819	776,549

		21,884,730

COMMERCIAL BANKS - EASTERN U.S. – 5.95%
CapitalSource Inc.	180,194	1,075,758
F.N.B. Corp.	78,966	735,963
Fulton Financial Corp.	121,332	1,273,986
M&T Bank Corp.	49,245	4,301,551
National Penn Bancshares Inc.	87,100	637,572
Susquehanna Bancshares Inc.	85,644	933,520
TrustCo Bank Corp. NY	52,422	348,606
Valley National Bancorp	106,787	1,734,221
Webster Financial Corp.	48,965	1,014,555

		12,055,732

COMMERCIAL BANKS - SOUTHERN U.S. – 16.04%
BancorpSouth Inc.	53,914	1,193,656
BB&T Corp.	470,831	15,650,422
First Horizon National Corp.[b]	154,614	2,187,788
Hancock Holding Co.	21,853	893,351
Popular Inc.[b]	442,289	1,742,619
Regions Financial Corp.	820,769	7,255,598
Synovus Financial Corp.	293,034	882,032
Trustmark Corp.	38,300	937,584
United Bankshares Inc.[a]	29,774	864,637

Security	Shares	Value
Whitney Holding Corp.	66,665	$913,311

		32,520,998

COMMERCIAL BANKS - WESTERN U.S. – 6.70%
Bank of Hawaii Corp.	32,997	1,744,881
Cathay General Bancorp[a]	53,018	655,833
City National Corp.	29,083	1,811,289
East West Bancorp Inc.	76,434	1,497,342
Glacier Bancorp Inc.	48,616	898,910
PacWest Bancorp	20,781	498,952
SVB Financial Group[b]	28,175	1,387,055
Umpqua Holdings Corp.	78,170	1,167,860
Westamerica Bancorporation[a]	20,059	1,178,868
Zions Bancorporation[a]	95,336	2,739,003

		13,579,993

FIDUCIARY BANKS – 5.04%
Northern Trust Corp.	166,757	9,168,300
Wilmington Trust Corp.	60,962	1,056,471

		10,224,771

SAVINGS & LOANS/THRIFTS - CENTRAL U.S. – 0.72%
Capitol Federal Financial	14,734	555,324
TFS Financial Corp.	64,233	908,255

		1,463,579

SAVINGS & LOANS/THRIFTS - EASTERN U.S. – 8.71%
Astoria Financial Corp.	60,979	984,201
First Niagara Financial Group Inc.	143,991	2,001,475
Hudson City Bancorp Inc.	332,837	4,426,732
New York Community Bancorp Inc.	292,324	4,814,576
NewAlliance Bancshares Inc.	68,975	898,744
People’s United Financial Inc.	258,375	4,012,564
Provident Financial Services Inc.	39,235	517,118

		17,655,410

SAVINGS & LOANS/THRIFTS - WESTERN U.S. – 0.79%
Washington Federal Inc.	77,657	1,597,404

		1,597,404

SUPER-REGIONAL BANKS - U.S. – 45.18%
Comerica Inc.	120,216	5,049,072
Fifth Third Bancorp	549,379	8,191,241
Huntington Bancshares Inc.	493,535	3,341,232
KeyCorp	606,864	5,473,913
PNC Financial Services Group Inc. (The)[c]	357,111	24,001,430

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

April 30, 2010

Security	Shares	Value
SunTrust Banks Inc.	344,583	$10,199,657
U.S. Bancorp	1,320,785	35,357,415

		91,613,960

TOTAL COMMON STOCKS (Cost: $222,613,269)		202,596,577

SHORT-TERM INVESTMENTS – 1.61%

MONEY MARKET FUNDS – 1.61%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.21%[c,d,e]	2,670,129	2,670,129
BlackRock Cash Funds: Prime,
SL Agency Shares 0.19%[c,d,e]	492,391	492,391
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.10%[c,d]	110,917	110,917

		3,273,437

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,273,437)		3,273,437

TOTAL INVESTMENTS IN SECURITIES – 101.53% (Cost: $225,886,706)		205,870,014

Other Assets, Less Liabilities – (1.53)%		(3,111,059)

NET ASSETS – 100.00%		$202,758,955

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2010

	iShares Dow Jones U.S.
	Aerospace & Defense Index Fund	Broker- Dealers Index Fund	Healthcare Providers Index Fund	Home Construction Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$260,988,555	$124,535,626	$217,334,634	$317,052,553
Affiliated issuers (Note 2)	1,502,754	6,983,433	2,594,709	21,073,180

Total cost of investments	$262,491,309	$131,519,059	$219,929,343	$338,125,733

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$238,535,358	$108,333,670	$197,723,402	$344,227,187
Affiliated issuers (Note 2)	1,502,754	6,983,433	2,594,709	21,073,180

Total fair value of investments	240,038,112	115,317,103	200,318,111	365,300,367
Receivables:
Dividends and interest	97,910	16,134	27,422	96,184
Capital shares sold	–	–	–	1,182

Total Assets	240,136,022	115,333,237	200,345,533	365,397,733

LIABILITIES
Payables:
Investment securities purchased	–	–	–	129,068
Collateral for securities on loan (Note 5)	1,235,500	6,809,089	2,357,946	20,805,426
Capital shares redeemed	3,297	–	–	1,539
Investment advisory fees (Note 2)	102,653	47,153	76,113	121,226

Total Liabilities	1,341,450	6,856,242	2,434,059	21,057,259

NET ASSETS	$238,794,572	$108,476,995	$197,911,474	$344,340,474

Net assets consist of:
Paid-in capital	$295,649,620	$191,822,590	$230,274,028	$512,616,560
Undistributed net investment income	89,309	–	–	42,030
Accumulated net realized loss	(34,491,160)	(67,143,639)	(12,751,322)	(195,492,750)
Net unrealized appreciation (depreciation)	(22,453,197)	(16,201,956)	(19,611,232)	27,174,634

NET ASSETS	$238,794,572	$108,476,995	$197,911,474	$344,340,474

Shares outstanding[b]	4,050,000	3,700,000	3,950,000	22,650,000

Net asset value per share	$58.96	$29.32	$50.10	$15.20

[a]	Securities on loan with values of $1,168,783, $6,536,350, $2,236,436 and $19,927,886, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2010

	iShares Dow Jones U.S.
	Insurance Index Fund	Medical Devices Index Fund	Oil & Gas Exploration & Production Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$89,422,089	$436,604,364	$457,645,586
Affiliated issuers (Note 2)	918,281	26,525,480	9,231,033

Total cost of investments	$90,340,370	$463,129,844	$466,876,619

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$85,271,472	$445,987,266	$424,467,802
Affiliated issuers (Note 2)	918,281	26,525,480	9,231,033

Total fair value of investments	86,189,753	472,512,746	433,698,835
Receivables:
Dividends and interest	13,294	1,221	48,658
Capital shares sold	12,765	–	22,601

Total Assets	86,215,812	472,513,967	433,770,094

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	770,023	26,092,042	8,827,157
Investment advisory fees (Note 2)	27,440	166,663	157,389

Total Liabilities	797,463	26,258,705	8,984,546

NET ASSETS	$85,418,349	$446,255,262	$424,785,548

Net assets consist of:
Paid-in capital	$105,859,208	$481,027,582	$479,457,611
Undistributed net investment income	9,550	71,861	32,081
Accumulated net realized loss	(16,299,792)	(44,227,083)	(21,526,360)
Net unrealized appreciation (depreciation)	(4,150,617)	9,382,902	(33,177,784)

NET ASSETS	$85,418,349	$446,255,262	$424,785,548

Shares outstanding[b]	2,800,000	7,450,000	7,500,000

Net asset value per share	$30.51	$59.90	$56.64

[a]	Securities on loan with values of $719,767, $25,861,082 and $8,507,112, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

52	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2010

	iShares Dow Jones U.S.
	Oil Equipment & Services Index Fund	Pharmaceuticals Index Fund	Regional Banks Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$407,460,722	$168,456,776	$200,044,743
Affiliated issuers (Note 2)	31,343,311	10,233,966	25,841,963

Total cost of investments	$438,804,033	$178,690,742	$225,886,706

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$412,389,314	$170,456,197	$178,595,147
Affiliated issuers (Note 2)	31,343,311	10,233,966	27,274,867

Total fair value of investments	443,732,625	180,690,163	205,870,014
Cash	1,560,910	–	–
Receivables:
Investment securities sold	2,737,319	–	–
Dividends and interest	212,517	215,363	125,380

Total Assets	448,243,371	180,905,526	205,995,394

LIABILITIES
Payables:
Investment securities purchased	4,500,500	–	–
Collateral for securities on loan (Note 5)	30,837,442	10,031,503	3,162,520
Capital shares redeemed	1,932	5,948	–
Investment advisory fees (Note 2)	163,307	65,907	73,919

Total Liabilities	35,503,181	10,103,358	3,236,439

NET ASSETS	$412,740,190	$170,802,168	$202,758,955

Net assets consist of:
Paid-in capital	$489,910,307	$173,855,172	$262,166,489
Undistributed net investment income	9,846	140,190	156,293
Accumulated net realized loss	(82,108,555)	(5,192,615)	(39,547,135)
Net unrealized appreciation (depreciation)	4,928,592	1,999,421	(20,016,692)

NET ASSETS	$412,740,190	$170,802,168	$202,758,955

Shares outstanding[b]	8,750,000	2,900,000	7,700,000

Net asset value per share	$47.17	$58.90	$26.33

[a]	Securities on loan with values of $29,084,251, $9,788,327 and $3,025,155, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2010

	iShares Dow Jones U.S.
	Aerospace & Defense Index Fund	Broker- Dealers Index Fund	Healthcare Providers Index Fund	Home Construction Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$2,842,453	$1,620,443	$200,474	$3,092,265
Interest from affiliated issuers (Note 2)	185	165	110	329
Securities lending income from affiliated issuers (Note 2)	756	45,650	76,006	12,355

Total investment income	2,843,394	1,666,258	276,590	3,104,949

EXPENSES
Investment advisory fees (Note 2)	788,625	815,569	678,890	1,282,500

Total expenses	788,625	815,569	678,890	1,282,500

Net investment income (loss)	2,054,769	850,689	(402,300)	1,822,449

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(18,812,735)	(24,610,519)	(12,031,522)	(27,353,259)
Investments in affiliated issuers (Note 2)	–	–	–	(227,646)
In-kind redemptions	4,999,161	33,599,901	17,704,713	34,685,635

Net realized gain (loss)	(13,813,574)	8,989,382	5,673,191	7,104,730

Net change in unrealized appreciation (depreciation)	79,062,119	30,629,922	38,773,392	73,515,415

Net realized and unrealized gain	65,248,545	39,619,304	44,446,583	80,620,145

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,303,314	$40,469,993	$44,044,283	$82,442,594

See notes to financial statements.

54	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2010

	iShares Dow Jones U.S.
	Insurance Index Fund	Medical Devices Index Fund	Oil & Gas Exploration & Production Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$781,396	$2,095,812	$3,111,138
Interest from affiliated issuers (Note 2)	42	186	249
Securities lending income from affiliated issuers (Note 2)	380	31,449	43,210

Total investment income	781,818	2,127,447	3,154,597

EXPENSES
Investment advisory fees (Note 2)	188,008	1,475,785	1,652,761

Total expenses	188,008	1,475,785	1,652,761

Net investment income	593,810	651,662	1,501,836

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(3,907,805)	(28,932,677)	(51,138,894)
In-kind redemptions	2,287,105	12,198,432	110,380,851

Net realized gain (loss)	(1,620,700)	(16,734,245)	59,241,957

Net change in unrealized appreciation (depreciation)	16,295,309	140,392,168	69,260,836

Net realized and unrealized gain	14,674,609	123,657,923	128,502,793

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,268,419	$124,309,585	$130,004,629

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2010

	iShares Dow Jones U.S.
	Oil Equipment & Services Index Fund	Pharmaceuticals Index Fund	Regional Banks Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$4,168,904	$2,565,455	$2,352,629
Dividends from affiliated issuers (Note 2)	–	–	56,339
Interest from affiliated issuers (Note 2)	311	145	131
Securities lending income from affiliated issuers (Note 2)	31,197	19,603	104,784

Total investment income	4,200,412	2,585,203	2,513,883

EXPENSES
Investment advisory fees (Note 2)	1,664,984	656,973	624,508

Total expenses	1,664,984	656,973	624,508

Net investment income	2,535,428	1,928,230	1,889,375

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(19,855,671)	(5,095,094)	(31,351,492)
Investments in affiliated issuers (Note 2)	–	–	87,939
In-kind redemptions	45,120,253	16,558,427	3,833,599

Net realized gain (loss)	25,264,582	11,463,333	(27,429,954)

Net change in unrealized appreciation (depreciation)	101,375,252	30,079,188	77,889,887

Net realized and unrealized gain	126,639,834	41,542,521	50,459,933

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,175,262	$43,470,751	$52,349,308

[a]	Net of foreign withholding tax of $-, $- and $452, respectively.

See notes to financial statements.

56	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Aerospace & Defense Index Fund		iShares Dow Jones U.S. Broker-Dealers Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,054,769	$2,191,209	$850,689	$2,492,908
Net realized gain (loss)	(13,813,574)	(42,552,349)	8,989,382	(73,582,763)
Net change in unrealized appreciation (depreciation)	79,062,119	(83,225,329)	30,629,922	(34,544,308)

Net increase (decrease) in net assets resulting from operations	67,303,314	(123,586,469)	40,469,993	(105,634,163)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,101,156)	(2,113,801)	(956,513)	(2,550,231)
Return of capital	–	–	(26,110)	–

Total distributions to shareholders	(2,101,156)	(2,113,801)	(982,623)	(2,550,231)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	149,200,058	48,659,149	332,123,115	912,011,261
Cost of shares redeemed	(107,747,875)	(119,041,028)	(401,293,699)	(939,653,647)

Net increase (decrease) in net assets from capital share transactions	41,452,183	(70,381,879)	(69,170,584)	(27,642,386)

INCREASE (DECREASE) IN NET ASSETS	106,654,341	(196,082,149)	(29,683,214)	(135,826,780)

NET ASSETS
Beginning of year	132,140,231	328,222,380	138,160,209	273,986,989

End of year	$238,794,572	$132,140,231	$108,476,995	$138,160,209

Undistributed net investment income included in net assets at end of year	$89,309	$135,696	$–	$105,824

SHARES ISSUED AND REDEEMED
Shares sold	2,800,000	950,000	12,300,000	27,650,000
Shares redeemed	(2,100,000)	(2,750,000)	(14,650,000)	(28,250,000)

Net increase (decrease) in shares outstanding	700,000	(1,800,000)	(2,350,000)	(600,000)

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Healthcare Providers Index Fund		iShares Dow Jones U.S. Home Construction Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$(402,300)	$(311,847)	$1,822,449	$3,599,588
Net realized gain (loss)	5,673,191	(21,908,686)	7,104,730	(161,324,412)
Net change in unrealized appreciation (depreciation)	38,773,392	(19,522,535)	73,515,415	(27,883,215)

Net increase (decrease) in net assets resulting from operations	44,044,283	(41,743,068)	82,442,594	(185,608,039)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	–	(2,033,804)	(4,782,587)

Total distributions to shareholders	–	–	(2,033,804)	(4,782,587)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	316,538,315	82,560,293	297,828,109	173,029,764
Cost of shares redeemed	(237,555,171)	(97,469,459)	(232,352,237)	(202,317,122)

Net increase (decrease) in net assets from capital share transactions	78,983,144	(14,909,166)	65,475,872	(29,287,358)

INCREASE (DECREASE) IN NET ASSETS	123,027,427	(56,652,234)	145,884,662	(219,677,984)

NET ASSETS
Beginning of year	74,884,047	131,536,281	198,455,812	418,133,796

End of year	$197,911,474	$74,884,047	$344,340,474	$198,455,812

Undistributed net investment income included in net assets at end of year	$–	$–	$42,030	$253,385

SHARES ISSUED AND REDEEMED
Shares sold	7,250,000	1,900,000	23,300,000	11,650,000
Shares redeemed	(5,450,000)	(2,400,000)	(18,450,000)	(14,550,000)

Net increase (decrease) in shares outstanding	1,800,000	(500,000)	4,850,000	(2,900,000)

See notes to financial statements.

58	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Insurance Index Fund		iShares Dow Jones U.S. Medical Devices Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$593,810	$709,255	$651,662	$228,534
Net realized loss	(1,620,700)	(17,484,543)	(16,734,245)	(50,925,165)
Net change in unrealized appreciation (depreciation)	16,295,309	(13,179,098)	140,392,168	(107,131,986)

Net increase (decrease) in net assets resulting from operations	15,268,419	(29,954,386)	124,309,585	(157,828,617)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(597,218)	(721,373)	(579,801)	(296,420)

Total distributions to shareholders	(597,218)	(721,373)	(579,801)	(296,420)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	64,670,475	27,693,207	176,927,511	321,807,963
Cost of shares redeemed	(22,273,095)	(14,924,693)	(69,304,163)	(240,192,403)

Net increase in net assets from capital share transactions	42,397,380	12,768,514	107,623,348	81,615,560

INCREASE (DECREASE) IN NET ASSETS	57,068,581	(17,907,245)	231,353,132	(76,509,477)

NET ASSETS
Beginning of year	28,349,768	46,257,013	214,902,130	291,411,607

End of year	$85,418,349	$28,349,768	$446,255,262	$214,902,130

Undistributed net investment income included in net assets at end of year	$9,550	$12,958	$71,861	$–

SHARES ISSUED AND REDEEMED
Shares sold	2,250,000	1,000,000	3,450,000	5,650,000
Shares redeemed	(900,000)	(600,000)	(1,400,000)	(5,400,000)

Net increase in shares outstanding	1,350,000	400,000	2,050,000	250,000

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund		iShares Dow Jones U.S. Oil Equipment & Services Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,501,836	$1,171,017	$2,535,428	$890,040
Net realized gain (loss)	59,241,957	(15,997,098)	25,264,582	(63,277,408)
Net change in unrealized appreciation (depreciation)	69,260,836	(130,451,004)	101,375,252	(129,585,919)

Net increase (decrease) in net assets resulting from operations	130,004,629	(145,277,085)	129,175,262	(191,973,287)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,647,785)	(1,035,783)	(2,683,244)	(815,531)

Total distributions to shareholders	(1,647,785)	(1,035,783)	(2,683,244)	(815,531)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	650,927,841	1,328,867,906	230,381,593	228,016,090
Cost of shares redeemed	(689,554,546)	(1,137,372,935)	(138,368,812)	(155,085,295)

Net increase (decrease) in net assets from capital share transactions	(38,626,705)	191,494,971	92,012,781	72,930,795

INCREASE (DECREASE) IN NET ASSETS	89,730,139	45,182,103	218,504,799	(119,858,023)

NET ASSETS
Beginning of year	335,055,409	289,873,306	194,235,391	314,093,414

End of year	$424,785,548	$335,055,409	$412,740,190	$194,235,391

Undistributed net investment income included in net assets at end of year	$32,081	$178,030	$9,846	$157,662

SHARES ISSUED AND REDEEMED
Shares sold	12,650,000	24,750,000	5,800,000	4,700,000
Shares redeemed	(13,700,000)	(20,050,000)	(3,300,000)	(3,000,000)

Net increase (decrease) in shares outstanding	(1,050,000)	4,700,000	2,500,000	1,700,000

See notes to financial statements.

60	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Pharmaceuticals Index Fund		iShares Dow Jones U.S. Regional Banks Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,928,230	$1,784,350	$1,889,375	$6,255,501
Net realized gain (loss)	11,463,333	5,583,932	(27,429,954)	(41,469,406)
Net change in unrealized appreciation (depreciation)	30,079,188	(16,780,468)	77,889,887	(72,459,608)

Net increase (decrease) in net assets resulting from operations	43,470,751	(9,412,186)	52,349,308	(107,673,513)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,902,435)	(1,728,438)	(2,079,554)	(6,814,494)

Total distributions to shareholders	(1,902,435)	(1,728,438)	(2,079,554)	(6,814,494)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	145,702,794	221,405,748	165,468,854	267,423,978
Cost of shares redeemed	(115,144,685)	(183,052,332)	(134,004,081)	(220,980,713)

Net increase in net assets from capital share transactions	30,558,109	38,353,416	31,464,773	46,443,265

INCREASE (DECREASE) IN NET ASSETS	72,126,425	27,212,792	81,734,527	(68,044,742)

NET ASSETS
Beginning of year	98,675,743	71,462,951	121,024,428	189,069,170

End of year	$170,802,168	$98,675,743	$202,758,955	$121,024,428

Undistributed net investment income included in net assets at end of year	$140,190	$114,395	$156,293	$346,472

SHARES ISSUED AND REDEEMED
Shares sold	2,700,000	4,800,000	7,600,000	10,300,000
Shares redeemed	(2,200,000)	(3,850,000)	(6,650,000)	(8,750,000)

Net increase in shares outstanding	500,000	950,000	950,000	1,550,000

See notes to financial statements.

FINANCIAL STATEMENTS	61

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Aerospace & Defense Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$39.44	$63.73	$58.60	$50.58

Income from investment operations:
Net investment income[b]	0.61	0.49	0.32	0.23
Net realized and unrealized gain (loss)	19.54	(24.29)	5.10	8.00

Total from investment operations	20.15	(23.80)	5.42	8.23

Less distributions from:
Net investment income	(0.63)	(0.49)	(0.29)	(0.21)
Return of capital	–	–	(0.00)[c]	–

Total distributions	(0.63)	(0.49)	(0.29)	(0.21)

Net asset value, end of period	$58.96	$39.44	$63.73	$58.60

Total return	51.46%	(37.39)%	9.24%	16.33%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$238,795	$132,140	$328,222	$178,739
Ratio of expenses to average net assets[e]	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	1.24%	1.02%	0.50%	0.43%
Portfolio turnover rate[f]	14%	14%	21%	20%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Broker-Dealers Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$22.84	$41.20	$54.81	$48.41

Income from investment operations:
Net investment income[b]	0.13	0.43	0.40	0.16
Net realized and unrealized gain (loss)	6.51	(18.32)	(13.69)	6.41

Total from investment operations	6.64	(17.89)	(13.29)	6.57

Less distributions from:
Net investment income	(0.16)	(0.47)	(0.32)	(0.17)
Return of capital	(0.00)[c]	–	–	–

Total distributions	(0.16)	(0.47)	(0.32)	(0.17)

Net asset value, end of period	$29.32	$22.84	$41.20	$54.81

Total return	29.11%	(43.42)%	(24.35)%	13.59%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$108,477	$138,160	$273,987	$186,359
Ratio of expenses to average net assets[e]	0.48%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	0.50%	1.55%	0.85%	0.31%
Portfolio turnover rate[f]	24%	59%	73%	44%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Healthcare Providers Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$34.83	$49.64	$58.55	$49.60

Income from investment operations:
Net investment income (loss)[b]	(0.13)	(0.13)	(0.19)	1.35
Net realized and unrealized gain (loss)	15.40	(14.68)	(8.18)	7.91

Total from investment operations	15.27	(14.81)	(8.37)	9.26

Less distributions from:
Net investment income	–	–	(0.54)	(0.31)

Total distributions	–	–	(0.54)	(0.31)

Net asset value, end of period	$50.10	$34.83	$49.64	$58.55

Total return	43.84%	(29.84)%	(14.45)%	18.68%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$197,911	$74,884	$131,536	$152,242
Ratio of expenses to average net assets[d]	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[d]	(0.28)%	(0.31)%	(0.33)%	2.51%
Portfolio turnover rate[e]	19%	13%	14%	51%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Home Construction Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$11.15	$20.20	$36.19	$49.50

Income from investment operations:
Net investment income[b]	0.08	0.19	0.37	0.26
Net realized and unrealized gain (loss)	4.06	(8.99)	(16.06)	(13.33)

Total from investment operations	4.14	(8.80)	(15.69)	(13.07)

Less distributions from:
Net investment income	(0.09)	(0.25)	(0.20)	(0.24)
Return of capital	–	–	(0.10)	–

Total distributions	(0.09)	(0.25)	(0.30)	(0.24)

Net asset value, end of period	$15.20	$11.15	$20.20	$36.19

Total return	37.44%	(43.65)%	(43.39)%	(26.44)%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$344,340	$198,456	$418,134	$76,005
Ratio of expenses to average net assets[d]	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	0.67%	1.44%	1.83%	0.66%
Portfolio turnover rate[e]	35%	35%	34%	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Insurance Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$19.55	$44.05	$55.64	$49.55

Income from investment operations:
Net investment income[b]	0.39	0.55	0.76	0.45
Net realized and unrealized gain (loss)	10.99	(24.50)	(11.71)	6.06

Total from investment operations	11.38	(23.95)	(10.95)	6.51

Less distributions from:
Net investment income	(0.42)	(0.55)	(0.64)	(0.42)

Total distributions	(0.42)	(0.55)	(0.64)	(0.42)

Net asset value, end of period	$30.51	$19.55	$44.05	$55.64

Total return	58.58%	(54.66)%	(19.82)%	13.20%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$85,418	$28,350	$46,257	$27,821
Ratio of expenses to average net assets[d]	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	1.50%	2.06%	1.54%	0.89%
Portfolio turnover rate[e]	9%	25%	10%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Medical Devices Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$39.80	$56.58	$54.42	$49.43

Income from investment operations:
Net investment income (loss)[b]	0.11	0.03	(0.04)	(0.09)
Net realized and unrealized gain (loss)	20.08	(16.77)	2.20	5.08

Total from investment operations	20.19	(16.74)	2.16	4.99

Less distributions from:
Net investment income	(0.09)	(0.04)	–	–
Return of capital	–	–	–	(0.00)[c]

Total distributions	(0.09)	(0.04)	–	(0.00)[c]

Net asset value, end of period	$59.90	$39.80	$56.58	$54.42

Total return	50.74%	(29.58)%	3.97%	10.10%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$446,255	$214,902	$291,412	$119,717
Ratio of expenses to average net assets[e]	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[e]	0.21%	0.07%	(0.08)%	(0.18)%
Portfolio turnover rate[f]	25%	26%	30%	23%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$39.19	$75.29	$54.72	$50.80

Income from investment operations:
Net investment income[b]	0.21	0.24	0.18	0.14
Net realized and unrealized gain (loss)	17.48	(36.12)	20.55	3.90

Total from investment operations	17.69	(35.88)	20.73	4.04

Less distributions from:
Net investment income	(0.24)	(0.22)	(0.16)	(0.12)

Total distributions	(0.24)	(0.22)	(0.16)	(0.12)

Net asset value, end of period	$56.64	$39.19	$75.29	$54.72

Total return	45.23%	(47.69)%	37.95%	7.97%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$424,786	$335,055	$289,873	$65,661
Ratio of expenses to average net assets[d]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	0.43%	0.47%	0.28%	0.29%
Portfolio turnover rate[e]	22%	19%	15%	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Oil Equipment & Services Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$31.08	$69.03	$51.49	$51.16

Income from investment operations:
Net investment income[b]	0.30	0.16	0.04	0.09
Net realized and unrealized gain (loss)	16.10	(37.97)	17.53	0.33

Total from investment operations	16.40	(37.81)	17.57	0.42

Less distributions from:
Net investment income	(0.31)	(0.14)	(0.03)	(0.07)
Return of capital	–	–	–	(0.02)

Total distributions	(0.31)	(0.14)	(0.03)	(0.09)

Net asset value, end of period	$47.17	$31.08	$69.03	$51.49

Total return	52.92%	(54.76)%	34.13%	0.85%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$412,740	$194,235	$314,093	$133,874
Ratio of expenses to average net assets[d]	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	0.72%	0.37%	0.07%	0.20%
Portfolio turnover rate[e]	11%	28%	21%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Pharmaceuticals Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$41.11	$49.28	$57.56	$49.80

Income from investment operations:
Net investment income[b]	0.75	0.80	0.60	0.53
Net realized and unrealized gain (loss)	17.79	(8.18)	(8.30)	7.71

Total from investment operations	18.54	(7.38)	(7.70)	8.24

Less distributions from:
Net investment income	(0.75)	(0.79)	(0.58)	(0.48)

Total distributions	(0.75)	(0.79)	(0.58)	(0.48)

Net asset value, end of period	$58.90	$41.11	$49.28	$57.56

Total return	45.32%	(15.13)%	(13.43)%	16.65%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$170,802	$98,676	$71,463	$69,069
Ratio of expenses to average net assets[d]	0.47%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	1.39%	1.76%	1.12%	1.01%
Portfolio turnover rate[e]	29%	27%	21%	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Regional Banks Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$17.93	$36.36	$50.39	$49.34

Income from investment operations:
Net investment income[b]	0.30	1.05	1.55	1.43
Net realized and unrealized gain (loss)	8.43	(18.34)	(14.32)	1.08

Total from investment operations	8.73	(17.29)	(12.77)	2.51

Less distributions from:
Net investment income	(0.33)	(1.14)	(1.26)	(1.46)

Total distributions	(0.33)	(1.14)	(1.26)	(1.46)

Net asset value, end of period	$26.33	$17.93	$36.36	$50.39

Total return	49.30%	(48.35)%	(25.69)%	5.11%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$202,759	$121,024	$189,069	$27,716
Ratio of expenses to average net assets[d]	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	1.44%	4.20%	4.00%	2.87%
Portfolio turnover rate[e]	23%	19%	14%	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Dow Jones U.S. Aerospace & Defense, iShares Dow Jones U.S. Broker-Dealers, iShares Dow Jones U.S. Healthcare Providers, iShares Dow Jones U.S. Home Construction, iShares Dow Jones U.S. Insurance, iShares Dow Jones U.S. Medical Devices, iShares Dow Jones U.S. Oil & Gas Exploration & Production, iShares Dow Jones U.S. Oil Equipment & Services, iShares Dow Jones U.S. Pharmaceuticals and iShares Dow Jones U.S. Regional Banks Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

72	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of April 30, 2010, the values of each Fund’s investments were classified as Level 1 Prices. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2010, the tax year-end of the Funds, the components of net accumulated losses on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Accumulated Losses
Dow Jones U.S. Aerospace & Defense	$89,309	$(28,594,238)	$(28,350,119)	$(56,855,048)
Dow Jones U.S. Broker-Dealers	–	(23,808,645)	(59,536,950)	(83,345,595)
Dow Jones U.S. Healthcare Providers	–	(23,253,720)	(9,108,834)	(32,362,554)
Dow Jones U.S. Home Construction	42,030	12,409,349	(180,727,465)	(168,276,086)
Dow Jones U.S. Insurance	9,550	(5,923,506)	(14,526,903)	(20,440,859)
Dow Jones U.S. Medical Devices	71,861	(5,523,199)	(29,320,982)	(34,772,320)
Dow Jones U.S. Oil & Gas Exploration & Production	32,081	(43,145,566)	(11,558,578)	(54,672,063)
Dow Jones U.S. Oil Equipment & Services	9,846	(14,229,418)	(62,950,545)	(77,170,117)
Dow Jones U.S. Pharmaceuticals	140,190	(1,573,184)	(1,620,010)	(3,053,004)
Dow Jones U.S. Regional Banks	156,293	(25,971,801)	(33,592,026)	(59,407,534)

For the years ended April 30, 2010 and April 30, 2009, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

74	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2010.

From November 1, 2009 to April 30, 2010, certain Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2011, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Broker-Dealers	$2,654,895
Dow Jones U.S. Home Construction	4,837,111
Dow Jones U.S. Insurance	221,377
Dow Jones U.S. Medical Devices	3,013,513

iShares Index Fund	Deferred Net Realized Capital Losses
Dow Jones U.S. Oil & Gas Exploration & Production	$395,834
Dow Jones U.S. Oil Equipment & Services	2,459,015
Dow Jones U.S. Pharmaceuticals	173,679
Dow Jones U.S. Regional Banks	176,035

The Funds had tax basis net capital loss carryforwards as of April 30, 2010, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Total
Dow Jones U.S. Aerospace & Defense	$218,173	$257,417	$9,600,011	$18,274,518	$28,350,119
Dow Jones U.S. Broker-Dealers	203,587	7,089,008	31,804,022	17,785,438	56,882,055
Dow Jones U.S. Healthcare Providers	142,089	797,034	1,512,696	6,657,015	9,108,834
Dow Jones U.S. Home Construction	–	4,410,404	24,583,851	146,896,099	175,890,354
Dow Jones U.S. Insurance	83,550	25,936	11,890,168	2,305,872	14,305,526
Dow Jones U.S. Medical Devices	42,150	610,958	6,007,659	19,646,702	26,307,469
Dow Jones U.S. Oil & Gas Exploration & Production	115,443	413,565	1,593,277	9,040,459	11,162,744
Dow Jones U.S. Oil Equipment & Services	64,599	715,492	2,017,307	57,694,132	60,491,530
Dow Jones U.S. Pharmaceuticals	50,522	818,343	89,576	487,890	1,446,331
Dow Jones U.S. Regional Banks	47,538	94,893	14,260,731	19,012,829	33,415,991

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

For the year ended April 30, 2010, the Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the year ended April 30, 2010 are disclosed in the Funds’ Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2010, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S. Aerospace & Defense	$268,632,350	$–	$(28,594,238)	$(28,594,238)
Dow Jones U.S. Broker-Dealers	139,125,748	–	(23,808,645)	(23,808,645)
Dow Jones U.S. Healthcare Providers	223,571,831	6,034,451	(29,288,171)	(23,253,720)
Dow Jones U.S. Home Construction	352,891,018	20,787,993	(8,378,644)	12,409,349
Dow Jones U.S. Insurance	92,113,259	–	(5,923,506)	(5,923,506)
Dow Jones U.S. Medical Devices	478,035,945	23,587,891	(29,111,090)	(5,523,199)
Dow Jones U.S. Oil & Gas Exploration & Production	476,844,401	7,474,688	(50,620,254)	(43,145,566)
Dow Jones U.S. Oil Equipment & Services	457,962,043	2,725,477	(16,954,895)	(14,229,418)
Dow Jones U.S. Pharmaceuticals	182,263,347	10,624,838	(12,198,022)	(1,573,184)
Dow Jones U.S. Regional Banks	231,841,815	–	(25,971,801)	(25,971,801)

Management has reviewed the tax positions as of April 30, 2010, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A., and certain affiliated companies to BlackRock, Inc. (“BlackRock”, and such sale, the “Transaction”). BTC is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Under the 1940 Act, upon completion of the Transaction on December 1, 2009, each Fund’s investment advisory agreement with BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, was automatically terminated. The Board and shareholders of the Funds approved a new investment advisory agreement with BFA. The investment advisory fee rates and expense arrangements for the Funds remained the same after the Transaction.

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

76	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Funds and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended April 30, 2010, BTC earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Aerospace & Defense	$705
Dow Jones U.S. Broker-Dealers	42,857
Dow Jones U.S. Healthcare Providers	42,235
Dow Jones U.S. Home Construction	11,976
Dow Jones U.S. Insurance	279
Dow Jones U.S. Medical Devices	24,880

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Oil & Gas Exploration & Production	$31,972
Dow Jones U.S. Oil Equipment & Services	20,549
Dow Jones U.S. Pharmaceuticals	14,284
Dow Jones U.S. Regional Banks	91,613

Cross trades for the year ended April 30, 2010, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

Investments in issuers considered to be an affiliate of the iShares Dow Jones U.S. Regional Banks Index Fund (excluding short-term investments) for the period December 1, 2009 to April 30, 2010, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Period (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Period (in 000s)	Value at End of Period	Dividend Income	Net Realized Gain
PNC Financial Services Group Inc. (The)	226	218	87	357	$24,001,430	$56,339	$87,939

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be an affiliate of the iShares Dow Jones U.S. Home Construction Index Fund (excluding short-term investments) for the year ended April 30, 2010, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Net Realized Loss
Cavco Industries Inc.*	305	314	455	164	$6,441,624	$(227,646)

*	Not an affiliate at the end of the period.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2010 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S. Aerospace & Defense	$24,993,353	$23,329,005
Dow Jones U.S. Broker-Dealers	40,057,146	41,507,332
Dow Jones U.S. Healthcare Providers	29,714,867	26,325,236
Dow Jones U.S. Home Construction	100,360,831	92,953,465
Dow Jones U.S. Insurance	3,503,519	3,562,871
Dow Jones U.S. Medical Devices	77,996,457	77,840,640
Dow Jones U.S. Oil & Gas Exploration & Production	77,657,600	74,420,389
Dow Jones U.S. Oil Equipment & Services	52,102,905	38,927,117
Dow Jones U.S. Pharmaceuticals	47,292,679	39,809,963
Dow Jones U.S. Regional Banks	31,170,056	31,292,563

In-kind transactions (see Note 4) for the year ended April 30, 2010 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S. Aerospace & Defense	$148,976,978	$107,599,271
Dow Jones U.S. Broker-Dealers	331,684,731	399,526,892
Dow Jones U.S. Healthcare Providers	305,048,982	229,977,590
Dow Jones U.S. Home Construction	277,994,756	219,967,402
Dow Jones U.S. Insurance	64,413,843	22,081,889
Dow Jones U.S. Medical Devices	176,774,797	69,263,910
Dow Jones U.S. Oil & Gas Exploration & Production	650,034,960	688,504,503
Dow Jones U.S. Oil Equipment & Services	230,042,670	138,149,053
Dow Jones U.S. Pharmaceuticals	145,223,557	114,684,651
Dow Jones U.S. Regional Banks	165,174,375	133,796,500

78	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

As of April 30, 2010, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The market value of the securities on loan as of April 30, 2010 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BTC as securities lending agent.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	79

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund and iShares Dow Jones U.S. Regional Banks Index Fund (the “Funds”), at April 30, 2010, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2010

80	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended April 30, 2010 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Aerospace & Defense	97.79%

Dow Jones U.S. Broker-Dealers	100.00

Dow Jones U.S. Home Construction	100.00

Dow Jones U.S. Insurance	100.00

Dow Jones U.S. Medical Devices	100.00

iShares Index Fund	Dividends- Received Deduction

Dow Jones U.S. Oil & Gas Exploration & Production	100.00%

Dow Jones U.S. Oil Equipment & Services	100.00

Dow Jones U.S. Pharmaceuticals	100.00

Dow Jones U.S. Regional Banks	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), certain Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2010:

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Aerospace & Defense	$2,101,156

Dow Jones U.S. Broker-Dealers	956,513

Dow Jones U.S. Home Construction	2,033,804

Dow Jones U.S. Insurance	597,218

Dow Jones U.S. Medical Devices	579,801

iShares Index Fund	Qualified Dividend Income

Dow Jones U.S. Oil & Gas Exploration & Production	$1,647,785

Dow Jones U.S. Oil Equipment & Services	2,683,244

Dow Jones U.S. Pharmaceuticals	1,902,435

Dow Jones U.S. Regional Banks	2,079,554

In February 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2010. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	81

Shareholder Meeting Results (Unaudited)

iSHARES® TRUST

On November 4, 2009, a special meeting of shareholders of iShares Trust was called to consider, among other proposals, the approval of a new advisory agreement between the Trust and Barclays Global Fund Advisors (“BGFA”), on behalf of each Fund, which took effect upon the consummation of the Barclays PLC binding agreement to sell its interest in BGFA and certain affiliated companies to BlackRock, Inc.

The shareholder meeting for the iShares Dow Jones U.S. Medical Devices Index Fund was subsequently adjourned several times until December 22, 2009, at which time the shareholders of this Fund approved the new advisory agreement. The results of the shareholder vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes*
2,306,373	41,130	30,461	401,454

*	Broker non-votes are proxies received by the Fund from brokers or nominees who did not receive instructions from the beneficial owner or other persons entitled to vote and who have no discretionary power to vote on a particular matter. Broker non-votes have the effect of a vote against the proposal.

82	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Aerospace & Defense Index Fund

Period Covered: July 1, 2006 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	3	0.32%
Greater than 0.5% and Less than 1.0%	10	1.05
Between 0.5% and –0.5%	916	97.25
Less than –0.5% and Greater than –1.0%	4	0.42
Less than –1.0% and Greater than –1.5%	1	0.11
Less than –1.5% and Greater than –2.0%	1	0.11
Less than –2.0% and Greater than –2.5%	2	0.21
Less than –2.5%	5	0.53

	942	100.00%

SUPPLEMENTAL INFORMATION	83

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Broker-Dealers Index Fund

Period Covered: July 1, 2006 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.21%
Greater than 3.0% and Less than 3.5%	1	0.11
Greater than 2.5% and Less than 3.0%	1	0.11
Greater than 2.0% and Less than 2.5%	1	0.11
Greater than 1.5% and Less than 2.0%	4	0.42
Greater than 1.0% and Less than 1.5%	1	0.11
Greater than 0.5% and Less than 1.0%	20	2.12
Between 0.5% and –0.5%	893	94.78
Less than –0.5% and Greater than –1.0%	8	0.85
Less than –1.0% and Greater than –1.5%	1	0.11
Less than –1.5% and Greater than –2.0%	1	0.11
Less than –2.0%	9	0.96

	942	100.00%

iShares Dow Jones U.S. Healthcare Providers Index Fund

Period Covered: July 1, 2006 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	4	0.42%
Greater than 1.5% and Less than 2.0%	3	0.32
Greater than 1.0% and Less than 1.5%	5	0.53
Greater than 0.5% and Less than 1.0%	5	0.53
Between 0.5% and –0.5%	919	97.56
Less than –0.5% and Greater than –1.0%	5	0.53
Less than –1.0% and Greater than –1.5%	1	0.11

	942	100.00%

84	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Home Construction Index Fund

Period Covered: July 1, 2006 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	11	1.17%
Greater than 1.5% and Less than 2.0%	2	0.21
Greater than 1.0% and Less than 1.5%	12	1.27
Greater than 0.5% and Less than 1.0%	15	1.59
Between 0.5% and –0.5%	870	92.37
Less than –0.5% and Greater than –1.0%	23	2.44
Less than –1.0% and Greater than –1.5%	2	0.21
Less than –1.5% and Greater than –2.0%	3	0.32
Less than –2.0%	4	0.42

	942	100.00%

iShares Dow Jones U.S. Insurance Index Fund

Period Covered: July 1, 2006 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.21%
Greater than 2.5% and Less than 3.0%	2	0.21
Greater than 2.0% and Less than 2.5%	1	0.11
Greater than 1.5% and Less than 2.0%	3	0.32
Greater than 1.0% and Less than 1.5%	6	0.64
Greater than 0.5% and Less than 1.0%	15	1.59
Between 0.5% and –0.5%	901	95.64
Less than –0.5% and Greater than –1.0%	5	0.53
Less than –1.0% and Greater than –1.5%	3	0.32
Less than –1.5% and Greater than –2.0%	1	0.11
Less than –2.0%	3	0.32

	942	100.00%

SUPPLEMENTAL INFORMATION	85

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Medical Devices Index Fund

Period Covered: July 1, 2006 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.11%
Greater than 3.0% and Less than 3.5%	1	0.11
Greater than 2.5% and Less than 3.0%	1	0.11
Greater than 2.0% and Less than 2.5%	1	0.11
Greater than 1.5% and Less than 2.0%	1	0.11
Greater than 1.0% and Less than 1.5%	2	0.21
Greater than 0.5% and Less than 1.0%	7	0.74
Between 0.5% and –0.5%	924	98.07
Less than –0.5% and Greater than –1.0%	2	0.21
Less than –1.0% and Greater than –1.5%	1	0.11
Less than –1.5% and Greater than –2.0%	1	0.11

	942	100.00%

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

Period Covered: July 1, 2006 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.21%
Greater than 1.5% and Less than 2.0%	2	0.21
Greater than 1.0% and Less than 1.5%	6	0.64
Greater than 0.5% and Less than 1.0%	4	0.42
Between 0.5% and –0.5%	916	97.25
Less than –0.5% and Greater than –1.0%	7	0.74
Less than –1.0% and Greater than –1.5%	2	0.21
Less than –1.5%	3	0.32

	942	100.00%

86	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

Period Covered: July 1, 2006 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.11%
Greater than 1.5% and Less than 2.0%	2	0.21
Greater than 1.0% and Less than 1.5%	2	0.21
Greater than 0.5% and Less than 1.0%	19	2.02
Between 0.5% and –0.5%	907	96.27
Less than –0.5% and Greater than –1.0%	8	0.85
Less than –1.0% and Greater than –1.5%	1	0.11
Less than –1.5% and Greater than –2.0%	1	0.11
Less than –2.0% and Greater than –2.5%	1	0.11

	942	100.00%

iShares Dow Jones U.S. Pharmaceuticals Index Fund

Period Covered: July 1, 2006 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	5	0.53%
Greater than 2.0% and Less than 2.5%	1	0.11
Greater than 1.5% and Less than 2.0%	2	0.21
Greater than 1.0% and Less than 1.5%	3	0.32
Greater than 0.5% and Less than 1.0%	11	1.17
Between 0.5% and –0.5%	909	96.49
Less than –0.5% and Greater than –1.0%	7	0.74
Less than –1.0% and Greater than –1.5%	1	0.11
Less than –1.5% and Greater than –2.0%	2	0.21
Less than –2.0%	1	0.11

	942	100.00%

SUPPLEMENTAL INFORMATION	87

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Regional Banks Index Fund

Period Covered: July 1, 2006 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	8	0.85%
Greater than 2.5% and Less than 3.0%	1	0.11
Greater than 2.0% and Less than 2.5%	2	0.21
Greater than 1.5% and Less than 2.0%	4	0.42
Greater than 1.0% and Less than 1.5%	3	0.32
Greater than 0.5% and Less than 1.0%	10	1.05
Between 0.5% and –0.5%	902	95.75
Less than –0.5% and Greater than –1.0%	5	0.53
Less than –1.0% and Greater than –1.5%	2	0.21
Less than –1.5% and Greater than –2.0%	1	0.11
Less than –2.0% and Greater than –2.5%	1	0.11
Less than –2.5% and Greater than –3.0%	1	0.11
Less than –3.0% and Greater than –3.5%	1	0.11
Less than –3.5%	1	0.11

	942	100.00%

88	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed.

iShares Trust, iShares, Inc., BlackRock Funds III (formerly, Barclays Global Investors Funds) and Master Investment Portfolio (“MIP”), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and, as a result, oversees 201 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Robert S. Kapito (53)	Trustee (since 2009)	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); Chairman, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2007).

**Michael Latham (44)	Trustee (since 2010); President (since 2007).	Managing Director, BTC (since 2009); Head of Americas iShares, BGI (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010).

*	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
**	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	89

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker (71)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Independent Chairman of iShares, Inc. (since 2010); Director of Continental Airlines Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

Darrell Duffie (56)	Trustee (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Director of iShares, Inc. (since 2008); Director of Moody’s Corp. (since 2008).

Cecilia H. Herbert (61)	Trustee (since 2005).	Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School; Chair of Investment Committee, Archdiocese of San Francisco (1994-2005).	Director of iShares, Inc. (since 2005); Director, Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (66)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002); Director of CSFB Alternative Investments Fund (6 portfolios) (since 2005).

John E. Kerrigan (54)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005).

John E. Martinez (49)	Trustee (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Director of iShares, Inc. (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

90	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Robert H. Silver (55)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007).

TRUSTEE AND OFFICER INFORMATION	91

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years
Geoffrey D. Flynn (53)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (50)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (42)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (47)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (47)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (44)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (37)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

92	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	93

Notes:

94	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	95

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares Russell Domestic Index Funds	Trading Symbol
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Funds
iShares Dow Jones U.S	IYY

iShares MSCI Domestic Index Funds
iShares MSCI USA	EUSA

iShares KLD Socially Responsible Index Funds
iShares FTSE KLD 400 Social	DSI
iShares FTSE KLD Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

iShares Domestic Specialty Index Funds	Trading Symbol
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology-Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

96	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

iShares International Country Index Funds	Trading Symbol
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares S&P India Nifty 50	INDY
iShares MSCI Indonesia Investable Market	EIDO
iShares MSCI Ireland Capped Investable Market	EIRL
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI All Peru Capped	EPU
iShares MSCI Poland Investable Market	EPOL
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares Target Date Index Funds	Trading Symbol
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares International/Global Sector Index Funds
iShares MSCI ACWI ex US Financials Sector	AXFN
iShares MSCI Emerging Markets Financials Sector	EMFN
iShares MSCI Emerging Markets Materials Sector	EMMT
iShares MSCI Europe Financials Sector	EUFN
iShares MSCI Far East Financials Sector	FEFN
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares International/Global Theme Based and Specialty Index Funds
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Emerging Markets Infrastructure	EMIF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD
iShares Dow Jones International Select Dividend	IDV

iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI
iShares 10+ Year Government/Credit	GLJ

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

ISHARES FAMILY OF FUNDS	97

The iShares® Family of Funds (Continued)

iShares U.S. Credit Bond Funds	Trading Symbol
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares 10+ Year Credit	CLY
iShares iBoxx $ High Yield Corporate	HYG

iShares AMT-Free Municipal Bond Funds	Trading Symbol
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF
iShares 2012 S&P AMT-Free Municipal Series	MUAA
iShares 2013 S&P AMT-Free Municipal Series	MUAB
iShares 2014 S&P AMT-Free Municipal Series	MUAC
iShares 2015 S&P AMT-Free Municipal Series	MUAD
iShares 2016 S&P AMT-Free Municipal Series	MUAE
iShares 2017 S&P AMT-Free Municipal Series	MUAF

iShares U.S. Securitized Bond Funds
iShares Barclays MBS	MBB

iShares International Bond Funds
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

The iShares Funds (“Funds”) are distributed by SEI Investments Distribution Co. (“SEI”). iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. The Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, JPMorgan Chase & Co., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Russell Investment Group or Standard & Poor’s, nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/ NAREIT Developed Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2010 Annual Report.

iS-2809-0610

98	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI).

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by Dow Jones & Company, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2010 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-43-0410

2010 ANNUAL REPORT TO SHAREHOLDERS

iSHARES ® MORNINGSTAR SERIES

APRIL 30, 2010

»  Would you prefer to receive materials like this electronically?

See inside back cover for details.

iShares Morningstar Large Core Index Fund  |  JKD  |  NYSE Arca

iShares Morningstar Large Growth Index Fund  |  JKE  |  NYSE Arca

iShares Morningstar Large Value Index Fund  |  JKF  |  NYSE Arca

iShares Morningstar Mid Core Index Fund  |  JKG  |  NYSE Arca

iShares Morningstar Mid Growth Index Fund  |  JKH  |  NYSE Arca

iShares Morningstar Mid Value Index Fund  |  JKI  |  NYSE Arca

iShares Morningstar Small Core Index Fund  |  JKJ  |  NYSE Arca

iShares Morningstar Small Growth Index Fund  |  JKK  |  NYSE Arca

iShares Morningstar Small Value Index Fund  |  JKL  |  NYSE Arca

Management’s Discussions of Fund Performance

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

Performance as of April 30, 2010

	Average Annual Total Returns

	Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Large Core	36.53%	36.47%	36.92%	3.56%	3.56%	3.74%	4.01%	3.99%	4.20%
Morningstar Large Growth	37.81%	37.85%	38.20%	2.68%	2.69%	2.94%	1.02%	1.02%	1.26%
Morningstar Large Value	33.70%	33.67%	34.06%	0.25%	0.25%	0.48%	1.91%	1.89%	2.15%

	Cumulative Total Returns

	Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Large Core	36.53%	36.47%	36.92%	19.11%	19.13%	20.17%	25.79%	25.65%	27.15%
Morningstar Large Growth	37.81%	37.85%	38.20%	14.15%	14.21%	15.57%	6.13%	6.09%	7.61%
Morningstar Large Value	33.70%	33.67%	34.06%	1.25%	1.26%	2.43%	11.69%	11.56%	13.23%
Total returns for the period since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (7/2/04), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

The iShares Morningstar Large Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Large Core IndexSM (the “Core Index”). The Core Index measures the performance of stocks issued by large-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Core Fund was 36.53%, while the total return for the Core Index was 36.92%.

PORTFOLIO ALLOCATION
As of 4/30/10
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	31.38%

Technology	15.24

Industrial	12.80

Consumer Cyclical	12.29

Financial	12.24

Energy	8.74

Communications	6.53

Basic Materials	0.34

Utilities	0.30

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/10
Security	Percentage of Net Assets
Procter & Gamble Co. (The)	5.86%

Johnson & Johnson	5.72

International Business Machines Corp.	5.39

Wells Fargo & Co.	5.22

Intel Corp.	4.09

Hewlett-Packard Co.	3.96

Wal-Mart Stores Inc.	3.73

Coca-Cola Co. (The)	3.66

PepsiCo Inc.	3.42

Philip Morris International Inc.	3.01

TOTAL	44.06%

*	Sector classifications used to describe the fund’s portfolio may differ from sector classifications used to describe the fund’s corresponding index elsewhere in this report.

2	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

The iShares Morningstar Large Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Large Growth IndexSM (the “Growth Index”). The Growth Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the total return for the Growth Fund was 37.81%, while the total return for the Growth Index was 38.20%.

PORTFOLIO ALLOCATION
As of 4/30/10
Sector*	Percentage of Net Assets
Technology	25.13%

Communications	21.34

Consumer Non-Cyclical	18.98

Consumer Cyclical	8.77

Energy	7.82

Financial	6.24

Industrial	6.12

Basic Materials	5.49

Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/10
Security	Percentage of Net Assets
Microsoft Corp.	8.52%

Apple Inc.	8.47

Cisco Systems Inc.	5.55

Google Inc. Class A	4.59

Oracle Corp.	3.54

Schlumberger Ltd.	3.05

Abbott Laboratories	2.82

QUALCOMM Inc.	2.33

Goldman Sachs Group Inc. (The)	2.24

CVS Caremark Corp.	1.86

TOTAL	42.97%

*	Sector classifications used to describe the fund’s portfolio may differ from sector classifications used to describe the fund’s corresponding index elsewhere in this report.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

The iShares Morningstar Large Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Large Value IndexSM (the “Value Index”). The Value Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the total return for the Value Fund was 33.70%, while the total return for the Value Index was 34.06%.

PORTFOLIO ALLOCATION
As of 4/30/10
Sector*	Percentage of Net Assets
Financial	24.62%

Energy	20.69

Consumer Non-Cyclical	18.27

Industrial	12.19

Communications	9.17

Utilities	8.08

Basic Materials	3.54

Consumer Cyclical	3.36

Short-Term and Other Net Assets	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/10
Security	Percentage of Net Assets
Exxon Mobil Corp.	10.62%

General Electric Co.	6.64

Bank of America Corp.	5.84

JPMorgan Chase & Co.	5.58

Chevron Corp.	5.38

AT&T Inc.	5.11

Pfizer Inc.	4.44

Merck & Co. Inc.	3.60

Citigroup Inc.	2.97

Verizon Communications Inc.	2.72

TOTAL	52.90%

*	Sector classifications used to describe the fund’s portfolio may differ from sector classifications used to describe the fund’s corresponding index elsewhere in this report.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

4	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

Within the Core Index, sector performance was mostly positive. Representing more than 22% of the Core Index at the end of the reporting period, the consumer staples sector made the largest contribution to index returns. The consumer discretionary and information technology sectors also added meaningfully to performance, as did the industrials sector. The utilities sector was the only sector in the Core Index to decline during the reporting period. However, because it represented less than 1% of the Core Index, its impact on performance was small.

Within the Growth Index, sector returns were positive. The information technology sector, which experienced solid gains and represented more than 45% of the Growth Index at April 30, 2010, was the largest positive contributor to returns by far. The healthcare and energy sectors also added meaningfully to index gains, as did the consumer discretionary and consumer staples sectors. The telecommunication services sector enjoyed solid gains, but, at less than 1% of the Growth Index, the sector’s contribution to index returns was small.

Within the Value Index, the financials sector, which represented more than 24% of the Value Index at April 30, 2010, generated the largest contribution to index performance as the sector rebounded during the reporting period. The industrials, energy and healthcare sectors contributed significantly to positive returns. The telecommunication services and information technology sectors added slightly to gains.

Among the Core Fund’s ten largest holdings as of April 30, 2010, performance was positive. Banking firm Wells Fargo & Co. delivered the strongest returns among the ten largest holdings, followed by semiconductor company Intel Corp. and technology company Hewlett-Packard Co. Beverage companies The Coca-Cola Co. and PepsiCo Inc. also performed well. Discount retailer Wal-Mart Stores Inc. posted a relatively modest gain.

Within the Growth Fund, performance among the ten largest holdings at the end of the reporting period was mostly positive. Computer maker Apple Inc. logged the strongest gains with a triple-digit return. The largest fund holding, software company Microsoft Corp. also delivered strong gains, as did oil and gas exploration company Schlumberger Ltd. Networking company Cisco Systems Inc. and internet search company Google Inc. both logged solid results. QUALCOMM Inc. declined for the period.

Among the Value Fund’s ten largest holdings as of April 30, 2010, performance was mixed. Financial company Bank of America Corp. logged triple-digit returns. Pharmaceutical company Merck & Co. Inc. and financial company Citigroup Inc. both delivered strong gains. Diversified oil company Exxon Mobil Corp. and telecommunications company Verizon Communications Inc. posted modest gains.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussions of Fund Performance

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

Performance as of April 30, 2010

	Average Annual Total Returns

	Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Mid Core	49.44%	49.40%	49.87%	5.24%	5.26%	5.47%	5.59%	5.59%	5.84%
Morningstar Mid Growth	47.28%	47.29%	47.70%	6.50%	6.52%	6.76%	6.51%	6.50%	6.78%
Morningstar Mid Value	56.05%	56.16%	56.67%	4.44%	4.47%	4.72%	6.04%	6.03%	6.27%

	Cumulative Total Returns

	Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Mid Core	49.44%	49.40%	49.87%	29.10%	29.24%	30.52%	37.42%	37.39%	39.30%
Morningstar Mid Growth	47.28%	47.29%	47.70%	37.00%	37.12%	38.71%	44.54%	44.47%	46.70%
Morningstar Mid Value	56.05%	56.16%	56.67%	24.25%	24.43%	25.93%	40.83%	40.81%	42.66%

Total returns for the period since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (7/2/04), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

6	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

The iShares Morningstar Mid Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Mid Core IndexSM (the “Core Index”). The Core Index measures the performance of stocks issued by mid-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Core Fund was 49.44%, while the total return for the Core Index was 49.87%.

PORTFOLIO ALLOCATION
As of 4/30/10
Sector*	Percentage of Net Assets
Industrial	19.38%

Consumer Non-Cyclical	16.37

Financial	16.19

Consumer Cyclical	15.35

Technology	11.54

Basic Materials	6.74

Communications	5.60

Energy	5.35

Utilities	3.42

Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/10
Security	Percentage of Net Assets
Cummins Inc.	1.32%

Equity Residential	1.25

Parker Hannifin Corp.	1.13

Boston Properties Inc.	1.11

Mead Johnson Nutrition Co. Class A	1.07

ITT Corp.	1.02

Invesco Ltd.	1.00

Southwest Airlines Co.	0.99

Dover Corp.	0.98

Fluor Corp.	0.97

TOTAL	10.84%

*	Sector classifications used to describe the fund’s portfolio may differ from sector classifications used to describe the fund’s corresponding index elsewhere in this report.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

The iShares Morningstar Mid Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Mid Growth IndexSM (the “Growth Index”). The Growth Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the total return for the Growth Fund was 47.28%, while the total return for the Growth Index was 47.70%.

PORTFOLIO ALLOCATION
As of 4/30/10
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	25.40%

Technology	17.70

Industrial	15.82

Energy	12.90

Consumer Cyclical	10.34

Communications	9.53

Financial	5.14

Basic Materials	1.59

Utilities	0.92

Diversified	0.59

Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/10
Security	Percentage of Net Assets
Agilent Technologies Inc.	1.53%

Smith International Inc.	1.43

NetApp Inc.	1.41

Priceline.com Inc.	1.39

Intuit Inc.	1.27

Rockwell Collins Inc.	1.24

Marvell Technology Group Ltd.	1.22

CONSOL Energy Inc.	1.19

Life Technologies Corp.	1.18

Cameron International Corp.	1.16

TOTAL	13.02%

*	Sector classifications used to describe the fund’s portfolio may differ from sector classifications used to describe the fund’s corresponding index elsewhere in this report.

8	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

The iShares Morningstar Mid Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Mid Value IndexSM (the “Value Index”). The Value Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the total return for the Value Fund was 56.05%, while the total return for the Value Index was 56.67%.

PORTFOLIO ALLOCATION
As of 4/30/10
Sector*	Percentage of Net Assets
Financial	32.24%

Consumer Non-Cyclical	15.22

Utilities	12.58

Consumer Cyclical	10.31

Communications	7.78

Industrial	7.49

Technology	5.07

Basic Materials	4.81

Energy	4.35

Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/10
Security	Percentage of Net Assets
Xerox Corp.	1.70%

Sprint Nextel Corp.	1.38

Fifth Third Bancorp	1.37

Ameriprise Financial Inc.	1.36

ConAgra Foods Inc.	1.26

L-3 Communications Holdings Inc.	1.26

Regions Financial Corp.	1.21

Weyerhaeuser Co.	1.20

Host Hotels & Resorts Inc.	1.18

Xcel Energy Inc.	1.14

TOTAL	13.06%

*	Sector classifications used to describe the fund’s portfolio may differ from sector classifications used to describe the fund’s corresponding index elsewhere in this report.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

Sector performance within the Core Index was positive. The industrials sector, the largest sector at more than 18% of the Core Index as of April 30, 2010, was also the largest contributor to returns. The information technology and consumer discretionary sectors also contributed significantly to performance, as did the financials sector. The telecommunication services sector delivered robust gains, but, at less than 1% of the Core Index, made only a small contribution to index returns.

Within the Growth Index, sector performance was positive. Representing nearly 25% of the Growth Index as of April 30, 2010, the information technology sector made the largest positive contribution to performance by far. The healthcare and consumer discretionary sectors also made meaningful contributions to index returns. The telecommunication services sector, at less than 2% of the Growth Index, contributed slightly to gains.

Within the Value Index, performance was positive. At more than 32% of the Value Index as of the end of the reporting period, the financials sector was by far the largest contributor to index returns as the sector rebounded in the reporting period. The consumer discretionary and utilities sectors both added meaningfully to index performance, as did the materials and industrials sectors. Although the healthcare sector experienced strong gains, it represented less than 4% of the Value Index, so its contribution to performance was less.

Among the Core Fund’s ten largest holdings as of April 30, 2010, performance was positive for the reporting period. Machinery company Cummins Inc., the Core Fund’s largest holding, posted triple-digit gains, as did Equity Residential, a real estate investment trust. Southwest Airlines Co., machinery company Dover Corp., and industrial equipment company Parker Hannifin Corp. also performed well.

All of the Growth Fund’s ten largest holdings as of April 30, 2010 delivered solid positive returns for the reporting period. Internet travel company Priceline.com Inc. delivered triple-digit returns. Scientific instrument company Agilent Technologies Inc. and data storage company NetApp Inc. both logged strong returns, as did oil and gas service company Smith International Inc. Energy services company CONSOL Energy Inc. posted a solid gain, although it was relatively modest compared with others among the ten largest holdings.

Performance among the Value Fund’s ten largest holdings was mostly positive. Financial company Fifth Third Bancorp and Host Hotels & Resorts Inc. both registered triple-digit returns. Financial companies Regions Financial Corp. and Ameriprise Financial Inc. experienced strong returns, as did Xerox Corp., the Value Fund’s largest holding. Wireless communication company Sprint Nextel Corp. declined for the reporting period.

10	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

Performance as of April 30, 2010

	Average Annual Total Returns

	Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Small Core	53.72%	53.94%	54.24%	6.58%	6.59%	6.76%	6.41%	6.39%	6.59%
Morningstar Small Growth	42.98%	43.46%	43.37%	5.41%	5.45%	5.66%	3.64%	3.61%	3.88%
Morningstar Small Value	65.11%	65.42%	65.68%	7.08%	7.11%	7.37%	7.05%	7.03%	7.34%

	Cumulative Total Returns

	Year Ended 4/30/10			Five Years Ended 4/30/10			Inception to 4/30/10

iSHARES INDEX FUND	NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
Morningstar Small Core	53.72%	53.94%	54.24%	37.52%	37.61%	38.67%	43.78%	43.63%	45.19%
Morningstar Small Growth	42.98%	43.46%	43.37%	30.16%	30.41%	31.69%	23.19%	23.02%	24.86%
Morningstar Small Value	65.11%	65.42%	65.68%	40.79%	40.99%	42.69%	48.86%	48.74%	51.25%

Total returns for the period since inception are calculated from the inception date of each Fund (6/28/04). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Each Fund’s per share net asset value or “NAV” is the value of one share of such Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund and the market return is based on the market price per share of each Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of each Fund are listed for trading, as of the time that such Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after each Fund’s inception, for the period from inception to the first day of secondary market trading in shares of each Fund (7/2/04), the NAV of each Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in each Fund at Market Price and NAV, respectively.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future results.

The iShares Morningstar Small Core Index Fund (the “Core Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Small Core IndexSM (the “Core Index”). The Core Index measures the performance of stocks issued by small-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Core Fund invests in a representative sample of securities included in the Core Index that collectively has an investment profile similar to the Core Index. Due to the use of representative sampling, the Core Fund may or may not hold all of the securities that are included in the Core Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Core Fund was 53.72%, while the total return for the Core Index was 54.24%.

PORTFOLIO ALLOCATION
As of 4/30/10
Sector*	Percentage of Net Assets
Industrial	20.33%

Financial	18.76

Consumer Cyclical	16.24

Consumer Non-Cyclical	12.95

Technology	9.63

Communications	7.70

Energy	6.51

Basic Materials	6.49

Utilities	1.29

Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/10
Security	Percentage of Net Assets
Liberty Media Corp. - Liberty Capital Group Series A	1.09%

UAL Corp.	1.06

Jones Lang LaSalle Inc.	0.95

Domtar Corp.	0.87

BE Aerospace Inc.	0.83

Williams-Sonoma Inc.	0.80

Kennametal Inc.	0.77

Gardner Denver Inc.	0.76

BRE Properties Inc. Class A	0.76

Rambus Inc.	0.74

TOTAL	8.63%

*	Sector classifications used to describe the fund’s portfolio may differ from sector classifications used to describe the fund’s corresponding index elsewhere in this report.

12	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

The iShares Morningstar Small Growth Index Fund (the “Growth Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Small Growth IndexSM (the “Growth Index”). The Growth Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Growth Fund invests in a representative sample of securities included in the Growth Index that collectively has an investment profile similar to the Growth Index. Due to the use of representative sampling, the Growth Fund may or may not hold all of the securities that are included in the Growth Index. For the reporting period, the total return for the Growth Fund was 42.98%, while the total return for the Growth Index was 43.37%.

PORTFOLIO ALLOCATION
As of 4/30/10
Sector*	Percentage of Net Assets
Consumer Non-Cyclical	28.64%

Technology	20.12

Industrial	14.52

Consumer Cyclical	12.34

Communications	10.84

Energy	6.83

Financial	4.67

Basic Materials	1.36

Utilities	0.61

Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/10
Security	Percentage of Net Assets
WMS Industries Inc.	1.01%

Skyworks Solutions Inc.	0.99

JDS Uniphase Corp.	0.97

Royal Gold Inc.	0.97

Polycom Inc.	0.93

Atheros Communications Inc.	0.92

tw telecom inc	0.91

Amylin Pharmaceuticals Inc.	0.91

Novellus Systems Inc.	0.88

Thoratec Corp.	0.86

TOTAL	9.35%

*	Sector classifications used to describe the fund’s portfolio may differ from sector classifications used to describe the fund’s corresponding index elsewhere in this report.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

The iShares Morningstar Small Value Index Fund (the “Value Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Small Value IndexSM (the “Value Index”). The Value Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Value Fund invests in a representative sample of securities included in the Value Index that collectively has an investment profile similar to the Value Index. Due to the use of representative sampling, the Value Fund may or may not hold all of the securities that are included in the Value Index. For the reporting period, the total return for the Value Fund was 65.11%, while the total return for the Value Index was 65.68%.

PORTFOLIO ALLOCATION
As of 4/30/10
Sector*	Percentage of Net Assets
Financial	34.50%

Consumer Cyclical	17.04

Industrial	12.48

Consumer Non-Cyclical	11.53

Utilities	10.00

Basic Materials	6.34

Energy	2.86

Technology	2.75

Communications	2.34

Short-Term and Other Net Assets	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS
As of 4/30/10
Security	Percentage of Net Assets
Zions Bancorporation	1.25%

E*TRADE Financial Corp.	0.99

Continental Airlines Inc. Class B	0.97

Lexmark International Inc. Class A	0.91

Hanesbrands Inc.	0.84

TRW Automotive Holdings Corp.	0.83

Apartment Investment and Management Co. Class A	0.82

Valley National Bancorp	0.79

Temple-Inland Inc.	0.78

TCF Financial Corp.	0.78

TOTAL	8.96%

*	Sector classifications used to describe the fund’s portfolio may differ from sector classifications used to describe the fund’s corresponding index elsewhere in this report.

Equity markets delivered strong gains for the reporting period, rebounding sharply from multi-year lows reached in early 2009. The U.S. economy appeared to respond to the federal government’s aggressive steps (enacted before the reporting period began), which were intended to inject liquidity into the credit markets and revive the suffering housing market. Signs of economic stabilization emerged throughout the period: manufacturing levels, consumer spending, and housing activity all showed signs of improvement. As a result, the U.S. economy grew during the third quarter of 2009, marking its first positive quarter in more than a year. Annualized fourth quarter 2009 GDP growth of 5.6%, followed by a 3.0% GDP growth rate for the first quarter of 2010 represented the strongest six-month economic expansion since 2003. At the same time, inflation was subdued, with the U.S. Bureau of Labor Statistics reporting that inflation was 2.2% for the period. Against this backdrop, the Federal Reserve maintained the federal funds rate at a range of 0% to 0.25% during the reporting period.

In the final months of the reporting period, fourth quarter 2009 corporate earnings announcements were released and the results also appeared to lift investor sentiment and the markets. In addition to being higher than many analysts’ expectations, many earnings reports finally began to reveal strength fueled not solely by cost cutting measures, but also through organic growth. The U.S. job market remained weak however, as the unemployment rate peaked at a 26-year high of 10.1% in October 2009 and remained high through the remainder of the reporting period. In addition, Europe’s debt crisis weighed heavily on the U.S. stock market late in the reporting period, as deficits in Greece, Spain and Portugal were seen as threats to the global economic recovery.

14	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

Sector performance within the Core Index was mostly positive. The industrials sector, the largest at nearly 22% of the Core Index as of April 30, 2010, made the most significant contribution to index returns, followed by the information technology sector. The consumer discretionary and financials sectors also contributed meaningfully to index gains. The utilities sector declined, but, because it represented less than 2% of the Core Index, it had only a slight negative impact on index performance.

Within the Growth Index, sector performance was mostly positive. The information technology sector, which accounted for 33% of the Growth Index as of April 30, 2010 and experienced strong gains for the reporting period, made the largest contribution by far to index results. The financials sector also contributed significantly to index returns. Both the consumer discretionary and energy sectors added to index gains. The utilities sector, which represented less than 1% of the Growth Index, had a negligible negative effect on index performance.

Sector performance within the Value Index was positive. At 35% of the Value Index as of April 30, 2010, the financials sector added the most by far to index gains. The consumer discretionary sector also contributed significantly to performance. The industrials sector generated strong results, as did the materials sector. Representing less than 1% of the Value Index, the telecommunication services sector made only a slight contribution to performance for the Value Index.

All of the Core Fund’s ten largest holdings as of April 30, 2010 delivered positive returns for the reporting period. Liberty Media Corp. – Liberty Capital Group, the Core Fund’s largest holding, delivered strong triple-digit returns. Aircraft product maker BE Aerospace Inc. and semiconductor chip manufacturer Rambus Inc. also logged triple-digit gains. Machinery company Gardner Denver Inc. posted strong results.

The Growth Fund’s ten largest holdings also delivered positive results for the reporting period. Semiconductor company Atheros Communications Inc. posted triple-digit returns. Amylin Pharmaceuticals Inc. and tw telecom inc. delivered strong returns, as did Skyworks Solutions Inc. WMS Industries Inc., which produces and distributes gaming machines, also performed well.

Performance was positive among the Value Fund’s ten largest holdings as of April 30, 2010. Automobile component manufacturer TRW Automotive Holdings Corp. and real estate investment trust Apartment Investment & Management Co. both logged strong triple-digit returns, as did Continental Airlines Inc. and Temple-Inland Inc.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/09)	Ending Account Value (4/30/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/09 to 4/30/10)
Morningstar Large Core
Actual	$1,000.00	$1,148.20	0.20%	$1.07
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Morningstar Large Growth
Actual	1,000.00	1,144.60	0.25	1.33
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
Morningstar Large Value
Actual	1,000.00	1,121.80	0.25	1.32
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
Morningstar Mid Core
Actual	1,000.00	1,249.30	0.25	1.39
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25

16	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/09)	Ending Account Value (4/30/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/09 to 4/30/10)
Morningstar Mid Growth
Actual	$1,000.00	$1,242.70	0.30%	$1.67
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51
Morningstar Mid Value
Actual	1,000.00	1,258.10	0.30	1.68
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51
Morningstar Small Core
Actual	1,000.00	1,282.70	0.25	1.41
Hypothetical (5% return before expenses)	1,000.00	1,023.60	0.25	1.25
Morningstar Small Growth
Actual	1,000.00	1,250.60	0.30	1.67
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51
Morningstar Small Value
Actual	1,000.00	1,326.60	0.30	1.73
Hypothetical (5% return before expenses)	1,000.00	1,023.30	0.30	1.51

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	17

Schedule of Investments

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.86%

ADVERTISING – 0.43%
Omnicom Group Inc.	26,608	$1,135,097

		1,135,097

AEROSPACE & DEFENSE – 2.09%
United Technologies Corp.	73,894	5,538,355

		5,538,355

AGRICULTURE – 3.54%
Archer-Daniels-Midland Co.	50,248	1,403,929
Philip Morris International Inc.	162,750	7,987,770

		9,391,699

AUTO PARTS & EQUIPMENT – 0.73%
Johnson Controls Inc.	57,401	1,928,100

		1,928,100

BANKS – 8.22%
Bank of New York Mellon Corp. (The)	102,040	3,176,505
PNC Financial Services Group Inc. (The)[a]	44,126	2,965,709
State Street Corp.	42,172	1,834,482
Wells Fargo & Co.[b]	418,746	13,864,680

		21,841,376

BEVERAGES – 7.08%
Coca-Cola Co. (The)	181,915	9,723,357
PepsiCo Inc.	139,227	9,080,385

		18,803,742

BIOTECHNOLOGY – 2.33%
Amgen Inc.[c]	86,514	4,962,443
Biogen Idec Inc.[c]	23,077	1,228,850

		6,191,293

COMMERCIAL SERVICES – 0.56%
McKesson Corp.	22,958	1,487,908

		1,487,908

COMPUTERS – 10.25%
Dell Inc.[c]	147,590	2,388,006
Hewlett-Packard Co.	202,610	10,529,642
International Business Machines Corp.	111,005	14,319,645

		27,237,293

COSMETICS & PERSONAL CARE – 6.31%
Avon Products Inc.	36,536	1,181,209

Security	Shares	Value
Procter & Gamble Co. (The)	250,451	$15,568,034

		16,749,243

DIVERSIFIED FINANCIAL SERVICES – 1.56%
American Express Co.	89,961	4,149,001

		4,149,001

ELECTRIC – 0.30%
PPL Corp.	31,863	788,928

		788,928

ELECTRONICS – 0.47%
Tyco Electronics Ltd.	39,162	1,257,883

		1,257,883

ENVIRONMENTAL CONTROL – 0.31%
Republic Services Inc.	26,559	824,126

		824,126

FOOD – 2.16%
General Mills Inc.	26,429	1,881,216
Kellogg Co.	20,405	1,121,051
Kroger Co. (The)	52,182	1,160,006
Sysco Corp.	50,349	1,588,007

		5,750,280

FOREST PRODUCTS & PAPER – 0.34%
International Paper Co.	34,038	910,176

		910,176

HEALTH CARE - PRODUCTS – 7.62%
Boston Scientific Corp.[c]	128,716	885,566
Johnson & Johnson	236,348	15,197,176
Medtronic Inc.	94,863	4,144,565

		20,227,307

INSURANCE – 1.16%
Aon Corp.	20,689	878,455
Loews Corp.	29,891	1,113,141
Marsh & McLennan Companies Inc.	44,504	1,077,887

		3,069,483

INTERNET – 0.44%
Symantec Corp.[c]	70,285	1,178,680

		1,178,680

LEISURE TIME – 0.56%
Carnival Corp.	35,698	1,488,607

		1,488,607

18	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2010

Security	Shares	Value
LODGING – 0.37%
Marriott International Inc. Class A	26,619	$978,514

		978,514

MACHINERY – 2.17%
Caterpillar Inc.	53,118	3,616,805
Deere & Co.	35,921	2,148,794

		5,765,599

MANUFACTURING – 4.63%
3M Co.	55,777	4,945,747
Eaton Corp.	14,101	1,088,033
Honeywell International Inc.	59,569	2,827,740
Illinois Tool Works Inc.	36,680	1,874,348
Tyco International Ltd.	40,600	1,574,874

		12,310,742

MEDIA – 5.17%
News Corp. Class A NVS	155,219	2,393,477
News Corp. Class B	37,294	663,460
Time Warner Cable Inc.	30,124	1,694,475
Time Warner Inc.	99,660	3,296,753
Walt Disney Co. (The)	153,924	5,670,560

		13,718,725

OIL & GAS – 6.82%
Anadarko Petroleum Corp.	41,870	2,602,639
Apache Corp.	28,436	2,893,647
Devon Energy Corp.	35,771	2,408,462
Murphy Oil Corp.	16,238	976,716
Noble Energy Inc.	14,836	1,133,470
Occidental Petroleum Corp.	69,199	6,135,183
Transocean Ltd.[c]	27,235	1,973,176

		18,123,293

OIL & GAS SERVICES – 1.47%
Halliburton Co.	76,273	2,337,767
National Oilwell Varco Inc.	35,758	1,574,425

		3,912,192

PHARMACEUTICALS – 1.79%
Bristol-Myers Squibb Co.	145,233	3,672,942
Cardinal Health Inc.	30,872	1,070,950

		4,743,892

PIPELINES – 0.44%
Williams Companies Inc. (The)	49,330	1,164,681

		1,164,681

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 1.30%
Simon Property Group Inc.	24,364	$2,168,883
Vornado Realty Trust	15,423	1,285,816

		3,454,699

RETAIL – 10.63%
Bed Bath & Beyond Inc.[c]	22,425	1,030,653
Best Buy Co. Inc.	29,042	1,324,315
Gap Inc. (The)	43,419	1,073,752
Lowe’s Companies Inc.	125,063	3,391,709
McDonald’s Corp.	92,211	6,509,175
Target Corp.	58,464	3,324,848
Wal-Mart Stores Inc.	184,702	9,909,262
Yum! Brands Inc.	39,544	1,677,456

		28,241,170

SEMICONDUCTORS – 4.68%
Applied Materials Inc.	114,706	1,580,649
Intel Corp.	475,280	10,850,642

		12,431,291

SOFTWARE – 0.31%
CA Inc.	35,845	817,624

		817,624

TELECOMMUNICATIONS – 0.49%
Motorola Inc.[c]	183,567	1,297,819

		1,297,819

TRANSPORTATION – 3.13%
FedEx Corp.	24,814	2,233,508
Norfolk Southern Corp.	31,338	1,859,284
United Parcel Service Inc. Class B	61,028	4,219,476

		8,312,268

TOTAL COMMON STOCKS (Cost: $233,341,523)		265,221,086

SHORT-TERM INVESTMENTS – 3.06%

MONEY MARKET FUNDS – 3.06%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[a,d,e]	6,447,444	6,447,444
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[a,d,e]	1,188,956	1,188,956

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2010

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.10%[a,d]	485,876	$485,876

		8,122,276

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,122,276)		8,122,276

TOTAL INVESTMENTS IN SECURITIES – 102.92%
(Cost: $241,463,799)		273,343,362

Other Assets, Less Liabilities – (2.92)%		(7,742,887)

NET ASSETS – 100.00%		$265,600,475

NVS – Non-Voting Shares

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Non-income earning security.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

20	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.89%

AGRICULTURE – 1.22%
Monsanto Co.	86,563	$5,458,663

		5,458,663

APPAREL – 1.22%
Coach Inc.	50,340	2,101,695
Nike Inc. Class B	43,841	3,327,970

		5,429,665

AUTO MANUFACTURERS – 0.57%
PACCAR Inc.	54,969	2,557,158

		2,557,158

BANKS – 0.48%
Northern Trust Corp.	38,678	2,126,517

		2,126,517

BIOTECHNOLOGY – 1.52%
Celgene Corp.[a]	73,589	4,558,839
Genzyme Corp.[a]	42,330	2,253,649

		6,812,488

CHEMICALS – 2.15%
Air Products and Chemicals Inc.	31,497	2,418,340
Ecolab Inc.	37,892	1,850,645
Mosaic Co. (The)	23,844	1,219,382
Praxair Inc.	49,293	4,129,275

		9,617,642

COAL – 0.45%
Peabody Energy Corp.	42,723	1,996,019

		1,996,019

COMMERCIAL SERVICES – 4.07%
Accenture PLC Class Ab	101,086	4,411,393
Apollo Group Inc. Class Aa	20,347	1,168,121
MasterCard Inc. Class A	15,371	3,812,623
Visa Inc. Class A	74,919	6,759,941
Western Union Co.	110,891	2,023,761

		18,175,839

COMPUTERS – 10.39%
Apple Inc.[a]	144,960	37,851,955
Cognizant Technology Solutions Corp. Class Aa	46,595	2,384,732
EMC Corp.[a]	326,281	6,202,602

		46,439,289

Security	Shares	Value
COSMETICS & PERSONAL CARE – 1.50%
Colgate-Palmolive Co.	79,804	$6,711,516

		6,711,516

DIVERSIFIED FINANCIAL SERVICES – 5.31%
BlackRock Inc.[c]	6,732	1,238,688
Charles Schwab Corp. (The)	154,507	2,980,440
CME Group Inc.	10,701	3,514,315
Franklin Resources Inc.	24,868	2,875,736
Goldman Sachs Group Inc. (The)	68,909	10,005,587
T. Rowe Price Group Inc.	41,318	2,376,198
TD AMERITRADE Holding Corp.[a]	37,726	755,275

		23,746,239

ELECTRICAL COMPONENTS & EQUIPMENT – 1.41%
Emerson Electric Co.	120,768	6,307,713

		6,307,713

ELECTRONICS – 0.81%
Thermo Fisher Scientific Inc.[a]	65,217	3,605,196

		3,605,196

ENERGY - ALTERNATE SOURCES – 0.24%
First Solar Inc.[a,b]	7,564	1,085,812

		1,085,812

HEALTH CARE - PRODUCTS – 3.71%
Baxter International Inc.	96,764	4,569,196
Becton, Dickinson and Co.	35,374	2,701,513
Intuitive Surgical Inc.[a]	6,236	2,248,452
St. Jude Medical Inc.[a]	53,554	2,186,074
Stryker Corp.	48,578	2,790,320
Zimmer Holdings Inc.[a]	34,462	2,099,081

		16,594,636

HEALTH CARE - SERVICES – 0.32%
Quest Diagnostics Inc.	24,776	1,416,196

		1,416,196

INTERNET – 8.00%
Amazon.com Inc.[a]	55,505	7,607,515
eBay Inc.[a]	175,450	4,177,464
Google Inc. Class Aa	39,015	20,500,042
Yahoo! Inc.[a]	209,111	3,456,605

		35,741,626

LODGING – 0.39%
Las Vegas Sands Corp.[a]	69,279	1,722,276

		1,722,276

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2010

Security	Shares	Value
MANUFACTURING – 0.74%
Danaher Corp.	39,390	$3,319,789

		3,319,789

MEDIA – 3.26%
Comcast Corp. Class A	329,298	6,500,343
Comcast Corp. Class A Special	124,924	2,354,817
DIRECTV Class Aa	146,031	5,290,703
Liberty Media Corp. – Liberty Starz Group Series Aa	7,983	442,178

		14,588,041

METAL FABRICATE & HARDWARE – 0.65%
Precision Castparts Corp.	22,621	2,903,179

		2,903,179

MINING – 2.12%
Freeport-McMoRan Copper & Gold Inc.	68,748	5,192,536
Newmont Mining Corp.	76,336	4,280,923

		9,473,459

OIL & GAS – 3.33%
Diamond Offshore Drilling Inc.[b]	10,486	829,443
EOG Resources Inc.	40,276	4,515,745
Hess Corp.	47,150	2,996,382
Southwestern Energy Co.[a]	54,546	2,164,385
XTO Energy Inc.	92,201	4,381,392

		14,887,347

OIL & GAS SERVICES – 3.80%
Baker Hughes Inc.	67,990	3,383,182
Schlumberger Ltd.	190,573	13,610,724

		16,993,906

PHARMACEUTICALS – 6.72%
Abbott Laboratories	245,979	12,584,286
Allergan Inc.	49,105	3,127,497
Express Scripts Inc.[a]	40,675	4,072,788
Gilead Sciences Inc.[a]	145,670	5,778,729
Medco Health Solutions Inc.[a]	75,746	4,462,954

		30,026,254

REAL ESTATE INVESTMENT TRUSTS – 0.45%
Public Storage	20,596	1,995,958

		1,995,958

RETAIL – 6.60%
Costco Wholesale Corp.	70,222	4,148,716

Security	Shares	Value
CVS Caremark Corp.	225,441	$8,325,536
Kohl’s Corp.[a]	45,828	2,520,082
Staples Inc.	115,309	2,713,221
Starbucks Corp.[a]	118,725	3,084,475
TJX Companies Inc. (The)	67,696	3,137,032
Walgreen Co.	158,551	5,573,068

		29,502,130

SEMICONDUCTORS – 1.70%
Broadcom Corp. Class A	69,558	2,399,056
Texas Instruments Inc.	200,323	5,210,401

		7,609,457

SOFTWARE – 14.17%
Activision Blizzard Inc.	90,856	1,006,684
Adobe Systems Inc.[a]	83,706	2,811,684
Automatic Data Processing Inc.	80,149	3,475,261
Microsoft Corp.	1,246,974	38,082,586
Oracle Corp.	611,690	15,806,070
Paychex Inc.	51,923	1,588,844
VMware Inc. Class Aa	9,323	574,670

		63,345,799

TELECOMMUNICATIONS – 10.08%
American Tower Corp. Class Aa	64,078	2,615,023
Cisco Systems Inc.[a]	922,064	24,821,963
Corning Inc.	250,111	4,814,637
Juniper Networks Inc.[a]	84,243	2,393,343
QUALCOMM Inc.	268,681	10,408,702

		45,053,668

TRANSPORTATION – 2.51%
C.H. Robinson Worldwide Inc.	26,877	1,620,683
CSX Corp.	62,544	3,505,591
Union Pacific Corp.	80,480	6,089,117

		11,215,391

TOTAL COMMON STOCKS (Cost: $421,825,494)		446,458,868

SHORT-TERM INVESTMENTS – 0.46%

MONEY MARKET FUNDS – 0.46%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	1,237,763	1,237,763

22	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2010

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	228,252	$228,252
BlackRock Cash Funds: Treasury, SL Agency Shares 0.10%[c,d]	577,461	577,461

		2,043,476

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,043,476)		2,043,476

TOTAL INVESTMENTS IN SECURITIES – 100.35%
(Cost: $423,868,970)		448,502,344

Other Assets, Less Liabilities – (0.35)%		(1,565,332)

NET ASSETS – 100.00%		$446,937,012

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.92%

AEROSPACE & DEFENSE – 4.65%
Boeing Co. (The)	47,414	$3,434,196
General Dynamics Corp.	22,562	1,722,835
Lockheed Martin Corp.	21,455	1,821,315
Northrop Grumman Corp.	19,759	1,340,253
Raytheon Co.	26,861	1,565,996

		9,884,595

AGRICULTURE – 2.15%
Altria Group Inc.	144,295	3,057,611
Lorillard Inc.	11,270	883,230
Reynolds American Inc.	11,889	635,110

		4,575,951

AUTO MANUFACTURERS – 1.39%
Ford Motor Co.[a,b]	226,686	2,951,452

		2,951,452

BANKS – 8.77%
Bank of America Corp.	696,681	12,421,822
BB&T Corp.	47,774	1,588,008
SunTrust Banks Inc.	34,992	1,035,763
U.S. Bancorp	134,095	3,589,723

		18,635,316

BEVERAGES – 0.29%
Coca-Cola Enterprises Inc.	22,289	618,074

		618,074

CHEMICALS – 2.66%
Dow Chemical Co. (The)	80,159	2,471,302
E.I. du Pont de Nemours and Co.	59,380	2,365,699
PPG Industries Inc.	11,630	818,403

		5,655,404

DIVERSIFIED FINANCIAL SERVICES – 10.42%
Capital One Financial Corp.	31,357	1,361,207
Citigroup Inc.[a]	1,443,660	6,308,794
JPMorgan Chase & Co.	278,530	11,859,808
Morgan Stanley	86,862	2,624,970

		22,154,779

ELECTRIC – 7.71%
American Electric Power Co. Inc.	33,403	1,145,723
Consolidated Edison Inc.	19,680	889,536
Dominion Resources Inc.	41,872	1,750,250
Duke Energy Corp.	91,493	1,535,253

Security	Shares	Value
Edison International	21,051	$723,523
Entergy Corp.	13,259	1,077,824
Exelon Corp.	46,283	2,017,476
FirstEnergy Corp.	21,390	810,039
FPL Group Inc.	26,629	1,386,039
PG&E Corp.	25,966	1,137,311
Progress Energy Inc.	19,570	781,234
Public Service Enterprise Group Inc.	35,694	1,146,848
Southern Co.	57,534	1,988,375

		16,389,431

ENVIRONMENTAL CONTROL – 0.52%
Waste Management Inc.	32,073	1,112,292

		1,112,292

FOOD – 2.62%
Campbell Soup Co.	14,957	536,358
H.J. Heinz Co.	22,004	1,031,328
Kraft Foods Inc. Class A	112,142	3,319,403
Safeway Inc.	28,584	674,582

		5,561,671

GAS – 0.37%
Sempra Energy	15,885	781,224

		781,224

HEALTH CARE - PRODUCTS – 0.80%
Covidien PLC	35,342	1,696,063

		1,696,063

HEALTH CARE - SERVICES – 2.40%
Aetna Inc.	30,656	905,885
UnitedHealth Group Inc.[a]	81,472	2,469,416
WellPoint Inc.[a]	32,152	1,729,778

		5,105,079

HOUSEHOLD PRODUCTS & WARES – 0.84%
Kimberly-Clark Corp.	29,119	1,783,830

		1,783,830

INSURANCE – 5.44%
Aflac Inc.	32,686	1,665,679
Allstate Corp. (The)	37,534	1,226,236
Chubb Corp.	23,932	1,265,285
Hartford Financial Services Group Inc. (The)	27,013	771,761
MetLife Inc.	40,607	1,850,867

24	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

April 30, 2010

Security	Shares	Value
Progressive Corp. (The)	44,458	$893,161
Prudential Financial Inc.	32,324	2,054,513
Travelers Companies Inc. (The)	36,021	1,827,706

		11,555,208

IRON & STEEL – 0.43%
Nucor Corp.	19,992	906,037

		906,037

MANUFACTURING – 7.02%
General Electric Co.	748,020	14,107,657
Ingersoll-Rand PLC	22,248	822,731

		14,930,388

MEDIA – 1.00%
McGraw-Hill Companies Inc. (The)	22,062	743,931
Viacom Inc. Class Aa	371	14,473
Viacom Inc. Class B NVS[a]	38,889	1,373,948

		2,132,352

MINING – 0.45%
Alcoa Inc.	71,505	961,027

		961,027

OIL & GAS – 20.19%
Chesapeake Energy Corp.	45,471	1,082,210
Chevron Corp.	140,530	11,444,763
ConocoPhillips	91,265	5,401,975
Exxon Mobil Corp.	332,822	22,581,973
Marathon Oil Corp.	49,788	1,600,684
Valero Energy Corp.	39,463	820,436

		42,932,041

PHARMACEUTICALS – 9.17%
Eli Lilly and Co.	68,818	2,406,565
Merck & Co. Inc.	218,392	7,652,456
Pfizer Inc.	564,701	9,441,801

		19,500,822

PIPELINES – 0.49%
Spectra Energy Corp.	44,837	1,046,496

		1,046,496

RETAIL – 1.98%
Home Depot Inc. (The)	119,062	4,196,935

		4,196,935

TELECOMMUNICATIONS – 8.16%
AT&T Inc.	416,494	10,853,834

Security	Shares	Value
CenturyTel Inc.	20,777	$708,703
Verizon Communications Inc.	200,487	5,792,069

		17,354,606

TOTAL COMMON STOCKS (Cost: $228,492,622)		212,421,073

SHORT-TERM INVESTMENTS – 0.18%

MONEY MARKET FUNDS – 0.18%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	213,216	213,216
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	39,319	39,319
BlackRock Cash Funds: Treasury, SL Agency Shares 0.10%[c,d]	136,943	136,943

		389,478

TOTAL SHORT-TERM INVESTMENTS
(Cost: $389,478)		389,478

TOTAL INVESTMENTS IN SECURITIES – 100.10%
(Cost: $228,882,100)		212,810,551

Other Assets, Less Liabilities – (0.10)%		(210,836)

NET ASSETS – 100.00%		$212,599,715

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.93%

ADVERTISING – 0.44%
Interpublic Group of Companies Inc. (The)[a]	61,955	$552,019

		552,019

AEROSPACE & DEFENSE – 1.16%
Goodrich Corp.	15,663	1,161,881
Spirit AeroSystems Holdings Inc. Class Aa	13,382	296,813

		1,458,694

AGRICULTURE – 0.72%
Bunge Ltd.	17,060	903,327

		903,327

AIRLINES – 1.95%
Delta Air Lines Inc.[a]	99,938	1,207,251
Southwest Airlines Co.	94,337	1,243,362

		2,450,613

APPAREL – 1.09%
Phillips-Van Heusen Corp.	6,544	412,337
VF Corp.	11,085	957,966

		1,370,303

AUTO PARTS & EQUIPMENT – 0.84%
BorgWarner Inc.[a]	14,798	641,345
Goodyear Tire & Rubber Co. (The)[a]	30,551	410,300

		1,051,645

BANKS – 1.27%
Bank of Hawaii Corp.	6,098	322,462
BOK Financial Corp.	2,879	156,704
City National Corp.	5,370	334,444
Commerce Bancshares Inc.	8,600	356,212
Cullen/Frost Bankers Inc.	7,197	427,214

		1,597,036

BEVERAGES – 0.53%
Brown-Forman Corp. Class B NVS	11,486	668,256

		668,256

BIOTECHNOLOGY – 0.22%
Charles River Laboratories International Inc.[a]	8,434	282,370

		282,370

Security	Shares	Value
BUILDING MATERIALS – 1.14%
Armstrong World Industries Inc.[a]	2,294	$99,904
Lennox International Inc.	6,648	300,888
Martin Marietta Materials Inc.[b]	5,665	543,160
Owens Corning[a]	14,184	493,320

		1,437,272

CHEMICALS – 4.70%
Airgas Inc.	8,882	563,563
Albemarle Corp.	11,600	529,656
CF Industries Holdings Inc.	8,380	701,155
FMC Corp.	9,247	588,479
International Flavors & Fragrances Inc.	9,970	499,397
Intrepid Potash Inc.[a,b]	5,406	141,962
Lubrizol Corp.	8,686	784,693
Sherwin-Williams Co. (The)	12,137	947,536
Sigma-Aldrich Corp.	13,313	789,461
Valspar Corp. (The)	11,826	370,390

		5,916,292

COAL – 1.19%
Arch Coal Inc.	20,672	558,144
Massey Energy Co.	10,877	398,424
Walter Energy Inc.	6,728	543,690

		1,500,258

COMMERCIAL SERVICES – 3.41%
Alliance Data Systems Corp.[a]	6,661	499,974
Equifax Inc.	16,113	541,397
Hewitt Associates Inc. Class Aa	12,032	493,192
Interactive Data Corp.	4,591	153,661
Lender Processing Services Inc.	12,063	455,378
Manpower Inc.	9,948	558,083
Moody’s Corp.	24,017	593,700
SAIC Inc.[a]	50,373	876,994
Weight Watchers International Inc.	4,511	119,857

		4,292,236

COMPUTERS – 3.21%
Brocade Communications Systems Inc.[a]	56,287	365,303
Diebold Inc.	8,391	263,058
SanDisk Corp.[a]	28,864	1,151,385
Synopsys Inc.[a]	18,542	421,089
Teradata Corp.[a]	21,920	637,214

26	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2010

Security	Shares	Value
Western Digital Corp.[a]	29,092	$1,195,390

		4,033,439

COSMETICS & PERSONAL CARE – 0.79%
Estee Lauder Companies Inc. (The) Class A	15,053	992,294

		992,294

DISTRIBUTION & WHOLESALE – 0.69%
W.W. Grainger Inc.	7,859	868,734

		868,734

DIVERSIFIED FINANCIAL SERVICES – 3.90%
Affiliated Managers Group Inc.[a]	5,303	446,407
AmeriCredit Corp.[a]	8,670	207,560
Federated Investors Inc. Class B	13,086	315,634
Invesco Ltd.	54,555	1,254,220
Jefferies Group Inc.[b]	13,929	379,147
NASDAQ OMX Group Inc. (The)[a]	21,035	441,735
NYSE Euronext Inc.	32,953	1,075,256
Raymond James Financial Inc.	12,566	385,022
Waddell & Reed Financial Inc. Class A	10,930	405,722

		4,910,703

ELECTRIC – 2.97%
AES Corp. (The)[a]	84,934	980,138
Allegheny Energy Inc.	21,572	469,838
DPL Inc.	15,185	427,913
Integrys Energy Group Inc.	9,724	482,408
Mirant Corp.[a]	18,249	212,783
NRG Energy Inc.[a]	32,623	788,498
NV Energy Inc.	29,734	371,378

		3,732,956

ELECTRICAL COMPONENTS & EQUIPMENT – 0.95%
Energizer Holdings Inc.[a]	8,804	537,924
Hubbell Inc. Class B	6,637	308,421
Molex Inc.	8,145	182,530
Molex Inc. Class A NVS	8,889	168,891

		1,197,766

ELECTRONICS – 1.91%
Arrow Electronics Inc.[a]	15,222	464,271
Avnet Inc.[a]	19,289	616,669
Garmin Ltd.[b]	15,128	565,485
Jabil Circuit Inc.	25,432	389,618

Security	Shares	Value
PerkinElmer Inc.	14,832	$371,542

		2,407,585

ENGINEERING & CONSTRUCTION – 2.71%
Fluor Corp.	23,094	1,220,287
KBR Inc.	20,553	453,810
McDermott International Inc.[a]	28,849	790,751
Shaw Group Inc. (The)[a]	10,553	403,969
URS Corp.[a]	10,593	543,951

		3,412,768

ENTERTAINMENT – 0.91%
DreamWorks Animation SKG Inc. Class Aa	8,880	352,447
International Game Technology	37,775	796,297

		1,148,744

FOOD – 2.07%
Flowers Foods Inc.	10,900	287,324
Hormel Foods Corp.	9,194	374,747
J.M. Smucker Co. (The)	15,012	916,783
McCormick & Co. Inc. NVS	14,109	558,293
Ralcorp Holdings Inc.[a]	6,951	462,589

		2,599,736

FOREST PRODUCTS & PAPER – 1.07%
MeadWestvaco Corp.	19,007	516,420
Plum Creek Timber Co. Inc.	20,715	824,457

		1,340,877

HAND & MACHINE TOOLS – 0.52%
Lincoln Electric Holdings Inc.	5,132	307,612
Snap-on Inc.	7,308	352,100

		659,712

HEALTH CARE - PRODUCTS – 1.42%
Beckman Coulter Inc.	8,795	548,808
Hologic Inc.[a]	32,959	588,978
Kinetic Concepts Inc.[a]	7,921	342,979
Teleflex Inc.	5,066	310,647

		1,791,412

HEALTH CARE - SERVICES – 1.82%
Community Health Systems Inc.[a]	11,867	484,886
Humana Inc.[a]	21,652	989,929
Tenet Healthcare Corp.[a]	61,230	382,687

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2010

Security	Shares	Value
Universal Health Services Inc. Class B	11,555	$428,922

		2,286,424

HOME BUILDERS – 0.43%
NVR Inc.[a]	756	542,846

		542,846

HOME FURNISHINGS – 0.28%
Harman International Industries Inc.[a]	8,821	348,253

		348,253

HOUSEHOLD PRODUCTS & WARES – 1.45%
Clorox Co. (The)	17,606	1,139,108
Scotts Miracle-Gro Co. (The) Class A	5,697	276,020
Tupperware Brands Corp.	7,987	407,896

		1,823,024

INSURANCE – 0.67%
Brown & Brown Inc.	14,701	296,078
Markel Corp.[a]	1,244	476,253
Wesco Financial Corp.	182	68,987

		841,318

INTERNET – 1.27%
Expedia Inc.	26,980	636,998
IAC/InterActiveCorp[a]	12,503	280,317
VeriSign Inc.[a]	24,738	674,605

		1,591,920

IRON & STEEL – 0.32%
Reliance Steel & Aluminum Co.	8,152	397,899

		397,899

LODGING – 1.35%
MGM MIRAGE[a]	31,870	506,414
Starwood Hotels & Resorts Worldwide Inc.	21,916	1,194,641

		1,701,055

MACHINERY – 3.16%
AGCO Corp.[a]	11,637	407,528
Cummins Inc.	22,971	1,659,195
Flowserve Corp.	7,194	824,289
IDEX Corp.	10,267	344,971
Joy Global Inc.	12,994	738,189

		3,974,172

Security	Shares	Value
MANUFACTURING – 6.65%
AptarGroup Inc.	8,001	$344,363
Cooper Industries PLC	21,227	1,042,246
Dover Corp.	23,662	1,235,630
Harsco Corp.	10,250	317,340
ITT Corp.	23,088	1,283,000
Leggett & Platt Inc.	19,352	474,704
Pall Corp.	14,914	581,497
Parker Hannifin Corp.	20,505	1,418,536
Pentair Inc.	12,505	452,181
SPX Corp.	6,240	436,051
Textron Inc.	34,383	785,308

		8,370,856

MEDIA – 1.57%
Cablevision NY Group Class A	31,429	862,412
John Wiley & Sons Inc. Class A	6,222	263,004
Liberty Global Inc. Series Aa	15,561	426,527
Liberty Global Inc. Series Ca	15,730	425,968

		1,977,911

MINING – 0.65%
Vulcan Materials Co.[b]	14,369	823,056

		823,056

OIL & GAS – 3.32%
Cabot Oil & Gas Corp.	13,033	470,882
EXCO Resources Inc.	21,740	403,277
Nabors Industries Ltd.[a]	36,207	780,985
Pioneer Natural Resources Co.	14,673	940,980
Pride International Inc.[a]	19,962	605,447
Rowan Companies Inc.[a]	13,289	396,012
Whiting Petroleum Corp.[a]	6,423	580,190

		4,177,773

PACKAGING & CONTAINERS – 0.91%
Ball Corp.	12,048	641,074
Greif Inc. Class A	3,146	186,180
Packaging Corp. of America	13,027	322,158

		1,149,412

PHARMACEUTICALS – 3.86%
Cephalon Inc.[a]	9,498	609,772
Dendreon Corp.[a]	16,656	903,088
Endo Pharmaceuticals Holdings Inc.[a]	13,287	290,985

28	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2010

Security	Shares	Value
Mead Johnson Nutrition Co. Class A	26,020	$1,342,892
NBTY Inc.[a]	7,274	295,906
Omnicare Inc.	15,000	416,850
Valeant Pharmaceuticals International[a,b]	8,893	400,185
Watson Pharmaceuticals Inc.[a]	13,947	597,211

		4,856,889

PIPELINES – 0.84%
Questar Corp.	21,905	1,050,345

		1,050,345

REAL ESTATE – 0.44%
CB Richard Ellis Group Inc. Class Aa	31,820	551,122

		551,122

REAL ESTATE INVESTMENT TRUSTS – 9.91%
Alexandria Real Estate Equities Inc.	5,553	393,208
AMB Property Corp.	20,616	574,362
AvalonBay Communities Inc.	10,362	1,078,063
Boston Properties Inc.	17,633	1,390,538
Camden Property Trust	8,180	396,157
Corporate Office Properties Trust	7,381	298,562
Equity Residential	34,843	1,577,343
Essex Property Trust Inc.	3,716	393,227
Federal Realty Investment Trust	7,685	594,742
HCP Inc.	37,387	1,200,870
Health Care REIT Inc.	15,651	703,199
Kimco Realty Corp.	51,116	796,898
Macerich Co. (The)	15,917	711,649
Nationwide Health Properties Inc.	14,986	524,810
Realty Income Corp.[b]	13,266	434,992
Regency Centers Corp.	11,389	467,519
Ventas Inc.	19,817	935,957

		12,472,096

RETAIL – 5.76%
Abercrombie & Fitch Co. Class A	11,088	484,878
Advance Auto Parts Inc.	12,026	542,373
American Eagle Outfitters Inc.	22,375	376,124
AutoZone Inc.[a]	3,788	700,818
BJ’s Wholesale Club Inc.[a]	6,968	266,735
Burger King Holdings Inc.	11,614	245,055

Security	Shares	Value
Darden Restaurants Inc.	17,741	$793,910
Family Dollar Stores Inc.	16,608	657,012
Nordstrom Inc.	21,427	885,578
PetSmart Inc.	15,722	519,926
Sears Holdings Corp.[a]	6,304	762,469
Tiffany & Co.	15,781	765,063
Wendy’s/Arby’s Group Inc. Class A	46,425	246,517

		7,246,458

SEMICONDUCTORS – 6.09%
Analog Devices Inc.	37,877	1,133,659
KLA-Tencor Corp.	21,721	739,817
Linear Technology Corp.	26,232	788,534
LSI Corp.[a]	82,074	494,086
Maxim Integrated Products Inc.	38,797	753,438
Microchip Technology Inc.	23,164	676,620
Micron Technology Inc.[a]	107,747	1,007,434
National Semiconductor Corp.	30,014	443,607
ON Semiconductor Corp.[a]	53,902	427,982
QLogic Corp.[a]	14,663	284,022
Xilinx Inc.	35,173	906,760

		7,655,959

SOFTWARE – 2.57%
Broadridge Financial Solutions Inc.	15,914	378,912
Fidelity National Information Services Inc.	42,005	1,104,312
Fiserv Inc.[a]	19,581	1,000,393
Solera Holdings Inc.	8,851	344,038
Total System Services Inc.	25,042	400,923

		3,228,578

TELECOMMUNICATIONS – 2.33%
Amdocs Ltd.[a]	24,051	768,189
Harris Corp.	16,631	856,164
NII Holdings Inc.[a]	21,082	894,298
Tellabs Inc.	44,951	408,155

		2,926,806

TEXTILES – 0.72%
Cintas Corp.	16,872	459,762
Mohawk Industries Inc.[a]	7,025	447,774

		907,536

TOYS, GAMES & HOBBIES – 1.33%
Hasbro Inc.	15,850	608,006

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2010

Security	Shares	Value
Mattel Inc.	45,977	$1,059,770

		1,667,776

WATER – 0.45%
American Water Works Co. Inc.	11,416	248,640
Aqua America Inc.	17,238	315,973

		564,613

TOTAL COMMON STOCKS (Cost: $107,391,537)		125,711,144

SHORT-TERM INVESTMENTS – 2.38%

MONEY MARKET FUNDS – 2.38%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	2,455,648	2,455,648
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	452,839	452,839
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	81,642	81,642

		2,990,129

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,990,129)		2,990,129

TOTAL INVESTMENTS IN SECURITIES – 102.31%
(Cost: $110,381,666)		128,701,273

Other Assets, Less Liabilities – (2.31)%		(2,909,087)

NET ASSETS – 100.00%		$125,792,186

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

30	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.93%

AEROSPACE & DEFENSE – 1.49%
Rockwell Collins Inc.	32,292	$2,098,980
TransDigm Group Inc.	7,595	419,776

		2,518,756

APPAREL – 0.94%
Guess? Inc.	11,978	549,431
Polo Ralph Lauren Corp.	11,594	1,042,300

		1,591,731

BEVERAGES – 0.72%
Green Mountain Coffee Roasters Inc.[a]	7,930	576,194
Hansen Natural Corp.[a]	14,420	635,633

		1,211,827

BIOTECHNOLOGY – 5.16%
Alexion Pharmaceuticals Inc.[a]	17,974	986,413
Bio-Rad Laboratories Inc. Class Aa	3,863	431,459
Human Genome Sciences Inc.[a]	37,465	1,037,406
Illumina Inc.[a]	25,527	1,068,816
Life Technologies Corp.[a]	36,423	1,992,702
Millipore Corp.[a]	11,342	1,203,953
Myriad Genetics Inc.[a]	19,634	471,412
Vertex Pharmaceuticals Inc.[a]	39,279	1,522,847

		8,715,008

COAL – 1.86%
Alpha Natural Resources Inc.[a]	24,367	1,147,198
CONSOL Energy Inc.	44,812	2,002,200

		3,149,398

COMMERCIAL SERVICES – 4.40%
Corrections Corp. of America[a]	23,649	490,007
DeVry Inc.	12,660	789,857
FTI Consulting Inc.[a]	10,557	434,209
Genpact Ltd.[a]	20,859	352,100
Iron Mountain Inc.	37,746	949,312
ITT Educational Services Inc.[a,b]	7,549	763,430
Morningstar Inc.[a]	4,463	209,806
Pharmaceutical Product Development Inc.	22,446	617,265
Quanta Services Inc.[a]	42,660	858,746
Robert Half International Inc.	30,931	846,891
Strayer Education Inc.	2,859	695,080

Security	Shares	Value
VistaPrint NVa	8,182	$422,028

		7,428,731

COMPUTERS – 2.45%
FactSet Research Systems Inc.	8,840	664,945
IHS Inc. Class Aa	9,510	481,871
MICROS Systems Inc.[a]	16,236	603,330
NetApp Inc.[a]	68,678	2,381,066

		4,131,212

COSMETICS & PERSONAL CARE – 0.31%
Alberto-Culver Co.	18,006	518,573

		518,573

DISTRIBUTION & WHOLESALE – 1.26%
Fastenal Co.[b]	27,930	1,527,491
LKQ Corp.[a]	28,480	599,789

		2,127,280

DIVERSIFIED FINANCIAL SERVICES – 2.12%
Eaton Vance Corp.	23,752	837,020
Greenhill & Co. Inc.	5,340	469,333
IntercontinentalExchange Inc.[a]	15,031	1,753,065
Janus Capital Group Inc.	36,559	514,751

		3,574,169

ELECTRIC – 0.92%
Calpine Corp.[a]	71,231	970,878
ITC Holdings Corp.	10,349	577,785

		1,548,663

ELECTRICAL COMPONENTS & EQUIPMENT – 0.74%
AMETEK Inc.	21,669	937,184
SunPower Corp. Class Aa,b	11,285	186,767
SunPower Corp. Class Ba	8,723	131,194

		1,255,145

ELECTRONICS – 6.30%
Agilent Technologies Inc.[a]	71,274	2,584,395
Amphenol Corp. Class A	34,948	1,614,947
Dolby Laboratories Inc. Class Aa	10,940	751,797
FLIR Systems Inc.[a]	31,196	954,286
Gentex Corp.	28,079	603,418
Itron Inc.[a]	8,151	648,901
Mettler-Toledo International Inc.[a]	6,835	857,656
National Instruments Corp.	12,588	435,293
Trimble Navigation Ltd.[a]	24,503	801,493

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2010

Security	Shares	Value
Waters Corp.[a]	19,339	$1,392,214

		10,644,400

ENERGY - ALTERNATE SOURCES – 0.28%
Covanta Holding Corp.[a]	26,778	468,079

		468,079

ENGINEERING & CONSTRUCTION – 1.08%
AECOM Technology Corp.[a]	20,282	609,880
Jacobs Engineering Group Inc.[a]	25,290	1,219,484

		1,829,364

ENTERTAINMENT – 0.56%
Bally Technologies Inc.[a]	11,172	515,253
Penn National Gaming Inc.[a]	13,801	427,279

		942,532

ENVIRONMENTAL CONTROL – 1.36%
Nalco Holding Co.	28,222	697,930
Stericycle Inc.[a,b]	17,317	1,019,972
Waste Connections Inc.[a]	16,032	573,785

		2,291,687

FOOD – 0.63%
Whole Foods Market Inc.[a]	27,510	1,073,440

		1,073,440

HEALTH CARE - PRODUCTS – 6.35%
C.R. Bard Inc.	19,712	1,705,679
DENTSPLY International Inc.	30,360	1,112,391
Edwards Lifesciences Corp.[a]	11,478	1,183,152
Gen-Probe Inc.[a]	10,080	477,691
Henry Schein Inc.[a]	18,382	1,111,560
IDEXX Laboratories Inc.[a]	12,124	801,881
Inverness Medical Innovations Inc.[a]	17,069	679,005
Patterson Companies Inc.	20,406	652,788
ResMed Inc.[a]	15,465	1,058,270
TECHNE Corp.	7,706	510,523
Varian Medical Systems Inc.[a]	25,393	1,431,657

		10,724,597

HEALTH CARE - SERVICES – 2.91%
Covance Inc.[a]	13,001	742,877
DaVita Inc.[a]	20,859	1,302,227
Laboratory Corp. of America Holdings[a]	21,686	1,703,869
Lincare Holdings Inc.[a]	13,836	646,003

Security	Shares	Value
MEDNAX Inc.[a]	9,368	$514,678

		4,909,654

HOLDING COMPANIES - DIVERSIFIED – 0.59%
Leucadia National Corp.[a]	39,612	1,002,580

		1,002,580

HOUSEHOLD PRODUCTS & WARES – 0.59%
Church & Dwight Co. Inc.	14,307	990,760

		990,760

INTERNET – 4.62%
Akamai Technologies Inc.[a,b]	35,263	1,369,262
Equinix Inc.[a]	9,059	911,788
F5 Networks Inc.[a]	16,054	1,098,575
McAfee Inc.[a]	32,082	1,114,850
Netflix Inc.[a]	9,627	950,859
Priceline.com Inc.[a]	8,977	2,352,423

		7,797,757

IRON & STEEL – 1.59%
Allegheny Technologies Inc.	18,739	1,001,974
Cliffs Natural Resources Inc.	26,819	1,676,992

		2,678,966

LODGING – 0.81%
Wynn Resorts Ltd.	15,604	1,376,897

		1,376,897

MACHINERY – 1.61%
Bucyrus International Inc.	15,295	963,738
Rockwell Automation Inc.	28,896	1,754,565

		2,718,303

MANUFACTURING – 1.07%
Donaldson Co. Inc.	14,637	677,693
Roper Industries Inc.	18,479	1,127,589

		1,805,282

MEDIA – 2.23%
Discovery Communications Inc. Series Aa	27,388	1,059,915
Discovery Communications Inc. Series Ca	28,630	955,383
Scripps Networks Interactive Inc. Class A	18,205	825,415
Sirius XM Radio Inc.[a,b]	788,638	930,593

		3,771,306

32	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2010

Security	Shares	Value
METAL FABRICATE & HARDWARE – 0.21%
Valmont Industries Inc.	4,337	$361,229

		361,229

OIL & GAS – 6.42%
Atlas Energy Inc.[a]	15,940	575,115
Atwood Oceanics Inc.[a]	11,433	416,276
CNX Gas Corp.[a]	5,670	216,991
Comstock Resources Inc.[a]	9,461	303,320
Concho Resources Inc.[a]	15,632	888,210
Continental Resources Inc.[a]	6,396	314,427
Denbury Resources Inc.[a]	78,261	1,498,698
EQT Corp.	29,360	1,276,867
Helmerich & Payne Inc.	19,776	803,301
Petrohawk Energy Corp.[a]	61,429	1,326,252
Plains Exploration & Production Co.[a]	28,469	834,426
Quicksilver Resources Inc.[a]	24,550	340,509
Range Resources Corp.	32,061	1,531,233
St. Mary Land & Exploration Co.	12,772	513,945

		10,839,570

OIL & GAS SERVICES – 4.34%
Cameron International Corp.[a]	49,834	1,966,450
Dresser-Rand Group Inc.[a]	16,697	589,070
FMC Technologies Inc.[a]	24,948	1,688,730
Oceaneering International Inc.[a]	10,394	680,807
Smith International Inc.	50,542	2,413,886

		7,338,943

PHARMACEUTICALS – 3.49%
Hospira Inc.[a]	33,110	1,780,987
Mylan Inc.[a,b]	61,720	1,359,691
OSI Pharmaceuticals Inc.[a]	11,894	697,821
Perrigo Co.	16,833	1,027,318
United Therapeutics Corp.[a]	9,494	540,114
VCA Antech Inc.[a]	17,382	494,692

		5,900,623

REAL ESTATE – 0.36%
St. Joe Co. (The)[a,b]	18,700	617,848

		617,848

REAL ESTATE INVESTMENT TRUSTS – 0.93%
Digital Realty Trust Inc.[b]	15,888	932,626

Security	Shares	Value
UDR Inc.	31,175	$633,164

		1,565,790

RETAIL – 6.77%
Aeropostale Inc.[a]	20,461	594,187
Big Lots Inc.[a]	16,830	642,906
CarMax Inc.[a]	41,108	1,010,024
Chico’s FAS Inc.	35,791	532,928
Chipotle Mexican Grill Inc.[a]	6,458	871,249
Copart Inc.[a]	15,281	545,379
Dick’s Sporting Goods Inc.[a]	18,238	530,908
Dollar Tree Inc.[a]	18,035	1,095,085
GameStop Corp. Class Aa,b	33,380	811,468
J. Crew Group Inc.[a]	10,624	493,697
MSC Industrial Direct Co. Inc. Class A	9,138	497,930
O’Reilly Automotive Inc.[a]	27,912	1,364,618
Ross Stores Inc.	25,544	1,430,464
Urban Outfitters Inc.[a]	26,869	1,007,856

		11,428,699

SAVINGS & LOANS – 1.73%
Capitol Federal Financial	4,370	164,705
Hudson City Bancorp Inc.	98,363	1,308,228
People’s United Financial Inc.	76,663	1,190,577
TFS Financial Corp.	18,902	267,274

		2,930,784

SEMICONDUCTORS – 5.79%
Altera Corp.	59,895	1,518,937
Cree Inc.[a]	19,802	1,449,704
Lam Research Corp.[a]	25,795	1,045,987
Marvell Technology Group Ltd.[a]	99,635	2,057,463
MEMC Electronic Materials Inc.[a]	45,866	594,882
NVIDIA Corp.[a]	113,302	1,781,108
Rovi Corp.[a]	21,249	828,286
Varian Semiconductor Equipment Associates Inc.[a]	15,157	499,272

		9,775,639

SOFTWARE – 10.70%
Allscripts-Misys Healthcare Solutions Inc.[a]	12,158	245,227
ANSYS Inc.[a]	18,112	815,040
Autodesk Inc.[a]	46,206	1,571,466
BMC Software Inc.[a]	37,290	1,467,734

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2010

Security	Shares	Value
Cerner Corp.[a]	14,157	$1,202,071
Citrix Systems Inc.[a]	37,091	1,743,277
Dun & Bradstreet Corp. (The)	10,625	817,806
Electronic Arts Inc.[a]	66,671	1,291,417
Global Payments Inc.	16,678	713,985
Intuit Inc.[a]	59,339	2,145,698
MSCI Inc. Class Aa	21,541	746,396
Nuance Communications Inc.[a]	48,028	877,472
Red Hat Inc.[a]	38,525	1,150,742
Salesforce.com Inc.[a]	21,564	1,845,879
SEI Investments Co.	31,784	713,869
Sybase Inc.[a]	16,730	725,747

		18,073,826

TELECOMMUNICATIONS – 2.29%
Clearwire Corp. Class Aa,b	12,909	99,657
CommScope Inc.[a]	19,225	626,351
Crown Castle International Corp.[a]	50,450	1,909,533
MetroPCS Communications Inc.[a]	51,389	392,098
SBA Communications Corp. Class Aa	23,828	842,796

		3,870,435

TRANSPORTATION – 1.95%
Expeditors International of Washington Inc.	43,524	1,773,168
J.B. Hunt Transport Services Inc.	19,441	716,595
Kansas City Southern Industries Inc.[a]	19,700	798,835

		3,288,598

TOTAL COMMON STOCKS (Cost: $162,928,831)		168,788,081

SHORT-TERM INVESTMENTS – 3.55%

MONEY MARKET FUNDS – 3.55%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	4,933,257	4,933,257
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	909,728	909,728

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.10%[c,d]	148,858	$148,858

		5,991,843

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,991,843)		5,991,843

TOTAL INVESTMENTS IN SECURITIES – 103.48%
(Cost: $168,920,674)		174,779,924

Other Assets, Less Liabilities – (3.48)%		(5,874,648)

NET ASSETS – 100.00%		$168,905,276

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.85%

ADVERTISING – 0.30%
Clear Channel Outdoor Holdings Inc. Class Aa	6,337	$73,382
Lamar Advertising Co. Class Aa	8,999	334,943

		408,325

AEROSPACE & DEFENSE – 1.56%
Alliant Techsystems Inc.[a]	5,127	414,826
L-3 Communications Holdings Inc.	18,237	1,706,436

		2,121,262

AUTO MANUFACTURERS – 0.69%
Navistar International Corp.[a]	8,293	400,883
Oshkosh Corp.[a]	14,019	541,414

		942,297

BANKS – 6.53%
Comerica Inc.	27,224	1,143,408
Fifth Third Bancorp	124,417	1,855,057
First Horizon National Corp.[a]	35,117	496,906
Huntington Bancshares Inc.	111,969	758,030
KeyCorp	137,474	1,240,015
M&T Bank Corp.	11,150	973,953
Marshall & Ilsley Corp.	82,163	747,683
Regions Financial Corp.	185,921	1,643,542

		8,858,594

BEVERAGES – 2.10%
Constellation Brands Inc. Class Aa	30,794	562,606
Dr Pepper Snapple Group Inc.	36,714	1,201,649
Molson Coors Brewing Co. Class B NVS	24,580	1,090,369

		2,854,624

BUILDING MATERIALS – 0.67%
Masco Corp.	56,237	912,726

		912,726

CHEMICALS – 1.87%
Ashland Inc.	11,107	661,533
Celanese Corp. Series A	22,419	717,184
Eastman Chemical Co.	10,670	714,036
RPM International Inc.	20,179	445,552

		2,538,305

COMMERCIAL SERVICES – 1.53%
H&R Block Inc.	52,972	969,918

Security	Shares	Value
Hertz Global Holdings Inc.[a,b]	28,935	$418,400
R.R. Donnelley & Sons Co.	32,019	688,088

		2,076,406

COMPUTERS – 2.18%
Computer Sciences Corp.[a]	24,041	1,259,508
DST Systems Inc.	6,194	262,935
Seagate Technology[a]	77,932	1,431,611

		2,954,054

DISTRIBUTION & WHOLESALE – 1.13%
Genuine Parts Co.	24,946	1,067,689
Ingram Micro Inc. Class Aa	25,496	463,007

		1,530,696

DIVERSIFIED FINANCIAL SERVICES – 3.59%
Ameriprise Financial Inc.	39,909	1,850,181
Discover Financial Services	84,911	1,312,724
Legg Mason Inc.	25,044	793,644
SLM Corp.[a]	74,186	908,037

		4,864,586

ELECTRIC – 9.92%
Alliant Energy Corp.	17,222	588,993
Ameren Corp.	37,067	962,259
CenterPoint Energy Inc.	57,155	820,746
CMS Energy Corp.	35,936	584,319
Constellation Energy Group Inc.	28,182	996,234
DTE Energy Co.	25,558	1,231,129
Great Plains Energy Inc.	21,208	409,951
MDU Resources Group Inc.	27,110	574,732
Northeast Utilities	27,376	760,779
NSTAR	16,652	609,463
OGE Energy Corp.	14,993	620,410
Pepco Holdings Inc.	34,334	574,751
Pinnacle West Capital Corp.	15,708	586,537
SCANA Corp.	17,432	688,041
TECO Energy Inc.	31,155	527,454
Westar Energy Inc.	16,986	402,398
Wisconsin Energy Corp.	18,297	960,776
Xcel Energy Inc.	71,311	1,551,014

		13,449,986

ENTERTAINMENT – 0.15%
Regal Entertainment Group Class A	12,221	208,735

		208,735

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2010

Security	Shares	Value
FOOD – 5.55%
ConAgra Foods Inc.	69,949	$1,711,652
Corn Products International Inc.	11,537	415,332
Dean Foods Co.[a]	28,145	441,876
Del Monte Foods Co.	31,255	466,950
Hershey Co. (The)	24,300	1,142,343
Sara Lee Corp.	102,973	1,464,276
Smithfield Foods Inc.[a]	24,221	453,902
SUPERVALU Inc.	33,081	492,907
Tyson Foods Inc. Class A	48,126	942,788

		7,532,026

FOREST PRODUCTS & PAPER – 1.65%
Rayonier Inc.	12,442	609,409
Weyerhaeuser Co.	32,795	1,624,009

		2,233,418

GAS – 2.25%
AGL Resources Inc.	11,931	471,394
Atmos Energy Corp.	14,572	431,040
Energen Corp.	11,296	552,035
NiSource Inc.	43,305	705,871
Southern Union Co.	16,359	427,461
UGI Corp.	17,089	469,777

		3,057,578

HAND & MACHINE TOOLS – 1.12%
Stanley Black & Decker Inc.	24,498	1,522,551

		1,522,551

HEALTH CARE - SERVICES – 0.40%
Coventry Health Care Inc.[a]	23,115	548,750

		548,750

HOME BUILDERS – 1.70%
D.R. Horton Inc.	43,329	636,503
Lennar Corp. Class A	24,088	479,351
Lennar Corp. Class B	1,707	28,166
Pulte Homes Inc.[a]	52,136	682,460
Toll Brothers Inc.[a]	21,126	476,814

		2,303,294

HOME FURNISHINGS – 0.92%
Whirlpool Corp.	11,501	1,252,114

		1,252,114

HOUSEHOLD PRODUCTS & WARES – 1.74%
Avery Dennison Corp.	17,600	686,928

Security	Shares	Value
Fortune Brands Inc.	23,472	$1,230,402
Jarden Corp.	13,712	440,430

		2,357,760

HOUSEWARES – 0.55%
Newell Rubbermaid Inc.	43,601	744,269

		744,269

INSURANCE – 16.00%
Alleghany Corp.[a]	1,021	303,400
Allied World Assurance Holdings Ltd.	6,386	278,238
American Financial Group Inc.	12,099	356,074
American International Group Inc.[a,b]	18,484	719,028
American National Insurance Co.	2,492	274,519
Arch Capital Group Ltd.[a]	7,992	604,035
Arthur J. Gallagher & Co.	15,941	418,770
Aspen Insurance Holdings Ltd.	10,672	287,931
Assurant Inc.	18,409	670,640
Assured Guaranty Ltd.	22,615	487,353
Axis Capital Holdings Ltd.	22,315	695,558
CIGNA Corp.	42,529	1,363,480
Cincinnati Financial Corp.	23,732	673,989
CNA Financial Corp.[a]	4,604	129,464
Everest Re Group Ltd.	8,962	686,937
Fidelity National Financial Inc. Class A	36,133	548,499
First American Corp.	18,862	652,059
Genworth Financial Inc. Class Aa	76,434	1,262,690
Hanover Insurance Group Inc. (The)	7,773	350,174
HCC Insurance Holdings Inc.	17,503	475,907
Lincoln National Corp.	47,275	1,446,142
Mercury General Corp.	4,110	184,909
Old Republic International Corp.	35,344	530,513
PartnerRe Ltd.	12,705	985,654
Principal Financial Group Inc.	46,998	1,373,281
Reinsurance Group of America Inc.	11,360	586,517
RenaissanceRe Holdings Ltd.	9,730	544,393
Torchmark Corp.	12,928	692,165
Transatlantic Holdings Inc.	10,394	516,894
Unum Group	51,829	1,268,256
Validus Holdings Ltd.	14,820	378,947
W.R. Berkley Corp.	22,000	594,000

36	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2010

Security	Shares	Value
White Mountains Insurance Group Ltd.	1,196	$410,946
XL Capital Ltd. Class A	53,506	952,407

		21,703,769

INTERNET – 1.00%
Liberty Media Corp. – Liberty Interactive Group Series Aa	88,329	1,357,617

		1,357,617

IRON & STEEL – 1.29%
Steel Dynamics Inc.	33,588	527,667
United States Steel Corp.	22,380	1,223,291

		1,750,958

LEISURE TIME – 1.46%
Harley-Davidson Inc.	36,419	1,232,055
Royal Caribbean Cruises Ltd.[a]	20,991	752,317

		1,984,372

LODGING – 0.55%
Wyndham Worldwide Corp.	27,901	748,026

		748,026

MACHINERY – 0.33%
Terex Corp.[a]	16,947	449,434

		449,434

MEDIA – 2.44%
CBS Corp. Class B NVS	91,454	1,482,469
DISH Network Corp. Class A	32,830	727,184
Gannett Co. Inc.	36,993	629,621
Washington Post Co. (The) Class B	916	464,559

		3,303,833

METAL FABRICATE & HARDWARE – 0.31%
Timken Co. (The)	12,087	425,221

		425,221

OFFICE & BUSINESS EQUIPMENT – 2.31%
Pitney Bowes Inc.	32,462	824,535
Xerox Corp.	211,698	2,307,508

		3,132,043

OIL & GAS – 2.81%
Cimarex Energy Co.	12,925	879,934
Forest Oil Corp.[a]	15,868	464,932
Newfield Exploration Co.[a]	20,608	1,199,179
Patterson-UTI Energy Inc.	24,230	370,477

Security	Shares	Value
Sunoco Inc.	18,413	$603,578
Tesoro Corp.	21,952	288,669

		3,806,769

OIL & GAS SERVICES – 0.32%
Tidewater Inc.	8,078	433,062

		433,062

PACKAGING & CONTAINERS – 2.88%
Bemis Co. Inc.	16,915	514,385
Crown Holdings Inc.[a]	24,966	649,116
Owens-Illinois Inc.[a]	26,067	923,814
Pactiv Corp.[a]	20,670	525,225
Sealed Air Corp.	24,741	531,932
Silgan Holdings Inc.	3,968	239,389
Sonoco Products Co.	15,576	516,033

		3,899,894

PHARMACEUTICALS – 2.55%
AmerisourceBergen Corp.	44,092	1,360,238
Forest Laboratories Inc.[a]	47,095	1,283,810
King Pharmaceuticals Inc.[a]	38,537	377,663
Warner Chilcott PLC Class Aa,b	15,270	433,057

		3,454,768

PIPELINES – 1.96%
El Paso Corp.	110,139	1,332,682
National Fuel Gas Co.	10,820	562,856
ONEOK Inc.	15,391	756,314

		2,651,852

REAL ESTATE INVESTMENT TRUSTS – 5.99%
Annaly Capital Management Inc.	86,514	1,466,412
Chimera Investment Corp.	110,509	449,772
Duke Realty Corp.	35,084	474,687
Hospitality Properties Trust	19,318	511,734
Host Hotels & Resorts Inc.	98,777	1,606,114
Liberty Property Trust	17,424	589,105
Mack-Cali Realty Corp.	12,341	424,037
ProLogis	74,063	975,410
Senior Housing Properties Trust	19,807	445,261
SL Green Realty Corp.[b]	12,008	746,537
Weingarten Realty Investors	18,727	432,968

		8,122,037

RETAIL – 3.15%
AutoNation Inc.[a,b]	11,387	230,018

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2010

Security	Shares	Value
J.C. Penney Co. Inc.	32,460	$946,858
Limited Brands Inc.	43,024	1,153,043
Macy’s Inc.	65,679	1,523,753
RadioShack Corp.	19,613	422,660

		4,276,332

SAVINGS & LOANS – 1.14%
First Niagara Financial Group Inc.	32,526	452,112
New York Community Bancorp Inc.	66,241	1,090,989

		1,543,101

SEMICONDUCTORS – 0.59%
Advanced Micro Devices Inc.[a]	87,855	795,966

		795,966

TELECOMMUNICATIONS – 4.38%
Frontier Communications Corp.[b]	48,833	388,711
Level 3 Communications Inc.[a]	252,318	393,616
Qwest Communications International Inc.	217,941	1,139,832
Sprint Nextel Corp.[a]	440,705	1,872,996
Telephone and Data Systems Inc.	7,880	273,121
Telephone and Data Systems Inc. Special	6,915	209,386
United States Cellular Corp.[a]	2,453	103,222
Virgin Media Inc.	45,722	804,250
Windstream Corp.	68,741	759,588

		5,944,722

TRANSPORTATION – 0.29%
Ryder System Inc.	8,385	390,070

		390,070

TOTAL COMMON STOCKS (Cost: $128,165,803)		135,446,202

SHORT-TERM INVESTMENTS – 1.70%

MONEY MARKET FUNDS – 1.70%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	1,833,666	1,833,666
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[c,d,e]	338,141	338,141

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.10%[c,d]	140,616	$140,616

		2,312,423

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,312,423)		2,312,423

TOTAL INVESTMENTS IN SECURITIES – 101.55%
(Cost: $130,478,226)		137,758,625

Other Assets, Less Liabilities – (1.55)%		(2,105,535)

NET ASSETS – 100.00%		$135,653,090

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.91%

AEROSPACE & DEFENSE – 2.49%
AAR Corp.[a]	20,189	$492,208
BE Aerospace Inc.[a]	50,126	1,489,243
Esterline Technologies Corp.[a]	15,625	871,563
Moog Inc. Class Aa	21,566	801,608
Teledyne Technologies Inc.[a]	18,882	823,255

		4,477,877

AIRLINES – 1.66%
AirTran Holdings Inc.[a]	70,871	374,199
JetBlue Airways Corp.[a]	128,023	715,649
UAL Corp.[a]	87,971	1,898,414

		2,988,262

APPAREL – 1.86%
Carter’s Inc.[a]	30,371	978,554
Iconix Brand Group Inc.[a]	37,225	642,503
Liz Claiborne Inc.[a]	49,839	435,593
Timberland Co. Class Aa	22,993	494,349
Wolverine World Wide Inc.	26,100	798,921

		3,349,920

AUTO PARTS & EQUIPMENT – 0.55%
Dana Holding Corp.[a]	73,325	979,622

		979,622

BANKS – 4.52%
BancFirst Corp.	3,705	163,539
First Citizens BancShares Inc. Class A	2,861	589,366
First Financial Bancorp	29,763	568,771
First Financial Bankshares Inc.	10,777	576,354
Glacier Bancorp Inc.	36,759	679,674
Hancock Holding Co.	16,492	674,193
Home Bancshares Inc.	11,973	336,681
IBERIABANK Corp.	13,574	836,701
International Bancshares Corp.	27,894	674,198
PrivateBancorp Inc.	37,534	537,487
Prosperity Bancshares Inc.	24,250	951,085
UMB Financial Corp.	17,562	739,711
Wilmington Trust Corp.	46,436	804,736

		8,132,496

BIOTECHNOLOGY – 1.08%
Martek Biosciences Corp.[a,b]	17,478	385,040

Security	Shares	Value
Nektar Therapeutics[a]	48,768	$680,801
PDL BioPharma Inc.	62,826	365,647
Savient Pharmaceuticals Inc.[a]	34,811	504,760

		1,936,248

BUILDING MATERIALS – 0.64%
Eagle Materials Inc.	22,888	729,441
Universal Forest Products Inc.	10,131	426,008

		1,155,449

CHEMICALS – 2.23%
Minerals Technologies Inc.	9,777	564,133
NewMarket Corp.	5,766	634,260
OM Group Inc.[a]	16,019	604,717
Solutia Inc.[a]	63,949	1,125,502
Valhi Inc.	5,988	171,377
W.R. Grace & Co.[a]	31,733	916,766

		4,016,755

COAL – 0.44%
Patriot Coal Corp.[a]	40,537	798,174

		798,174

COMMERCIAL SERVICES – 4.69%
Aaron’s Inc.	36,640	826,965
ABM Industries Inc.	22,466	482,794
Administaff Inc.	11,966	264,927
Arbitron Inc.	13,982	430,786
Career Education Corp.[a]	32,216	942,962
Chemed Corp.	11,840	651,318
Corporate Executive Board Co. (The)	17,767	487,882
DynCorp International Inc.[a]	13,080	224,976
MAXIMUS Inc.	9,078	562,019
PAREXEL International Corp.[a]	30,503	719,261
RSC Holdings Inc.[a,b]	25,502	233,853
Sotheby’s	35,473	1,184,798
TNS Inc.[a]	13,466	349,443
Towers Watson & Co. Class A	22,313	1,071,024

		8,433,008

COMPUTERS – 1.86%
CACI International Inc. Class Aa	15,801	749,441
Mentor Graphics Corp.[a]	51,597	463,857
NCR Corp.[a]	83,091	1,093,478
Palm Inc.[a,b]	87,564	507,871

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2010

Security	Shares	Value
SRA International Inc. Class Aa	22,865	$527,724

		3,342,371

DISTRIBUTION & WHOLESALE – 2.47%
Beacon Roofing Supply Inc.[a]	23,609	524,120
Brightpoint Inc.[a]	33,370	269,963
Central European Distribution Corp.[a]	32,392	1,122,383
Owens & Minor Inc.	32,876	1,033,950
Pool Corp.	25,267	619,799
Watsco Inc.	14,657	867,988

		4,438,203

DIVERSIFIED FINANCIAL SERVICES – 2.34%
Broadpoint Gleacher Securities Inc.[a]	36,730	157,204
Cohen & Steers Inc.[b]	10,699	289,622
Duff & Phelps Corp. Class A	11,735	184,240
GAMCO Investors Inc. Class A	2,049	94,274
GFI Group Inc.	33,751	232,882
GLG Partners Inc.[a]	89,981	291,538
Interactive Brokers Group Inc. Class Aa	21,395	366,710
Investment Technology Group Inc.[a]	22,883	397,478
KBW Inc.[a,b]	18,156	543,772
Knight Capital Group Inc. Class Aa	48,943	761,064
MF Global Holdings Ltd.[a,b]	51,886	478,389
Piper Jaffray Companies[a]	10,369	408,124

		4,205,297

ELECTRIC – 0.41%
RRI Energy Inc.[a]	182,512	742,824

		742,824

ELECTRICAL COMPONENTS & EQUIPMENT – 1.40%
Belden Inc.	24,266	666,344
General Cable Corp.[a,b]	27,419	783,361
GrafTech International Ltd.[a]	62,939	1,061,152

		2,510,857

ELECTRONICS – 2.58%
Benchmark Electronics Inc.[a]	34,287	741,971
Checkpoint Systems Inc.[a]	20,118	454,466
Coherent Inc.[a]	12,043	452,455
Cubic Corp.	8,406	313,628
Cymer Inc.[a]	15,066	514,504

Security	Shares	Value
Thomas & Betts Corp.[a]	28,079	$1,177,633
Woodward Governor Co.	30,675	983,134

		4,637,791

ENGINEERING & CONSTRUCTION – 0.55%
EMCOR Group Inc.[a]	34,418	982,978

		982,978

ENTERTAINMENT – 0.48%
International Speedway Corp. Class A	14,694	449,048
National CineMedia Inc.	22,071	420,232

		869,280

ENVIRONMENTAL CONTROL – 0.27%
Mine Safety Appliances Co.	16,492	484,700

		484,700

FOOD – 1.92%
American Italian Pasta Co. Class Aa	11,026	432,550
Hain Celestial Group Inc.[a]	21,292	421,156
J&J Snack Foods Corp.	7,302	340,200
Lance Inc.	16,723	387,639
Ruddick Corp.	22,228	785,538
Tootsie Roll Industries Inc.[b]	12,452	331,223
TreeHouse Foods Inc.[a]	17,952	759,190

		3,457,496

FOREST PRODUCTS & PAPER – 1.74%
Domtar Corp.[a]	22,092	1,564,997
Rock-Tenn Co. Class A	20,266	1,045,726
Schweitzer-Mauduit International Inc.	9,154	521,046

		3,131,769

GAS – 0.66%
Laclede Group Inc. (The)	10,879	370,756
New Jersey Resources Corp.	21,740	820,250

		1,191,006

HAND & MACHINE TOOLS – 1.93%
Baldor Electric Co.	22,447	862,189
Kennametal Inc.	42,249	1,388,302
Regal Beloit Corp.	19,409	1,228,008

		3,478,499

HEALTH CARE - PRODUCTS – 0.92%
CONMED Corp.[a]	15,283	339,894
Invacare Corp.	16,235	429,091

40	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2010

Security	Shares	Value
Sirona Dental Systems Inc.[a]	21,141	$881,368

		1,650,353

HEALTH CARE - SERVICES – 3.05%
Amedisys Inc.[a,b]	14,619	841,762
AMERIGROUP Corp.[a]	26,978	977,683
AmSurg Corp.[a]	16,155	334,732
Centene Corp.[a]	25,195	576,966
Gentiva Health Services Inc.[a]	15,077	432,408
Magellan Health Services Inc.[a]	18,425	777,719
Psychiatric Solutions Inc.[a]	27,949	899,119
WellCare Health Plans Inc.[a]	22,235	636,588

		5,476,977

HOME BUILDERS – 0.39%
Thor Industries Inc.	19,825	707,951

		707,951

HOME FURNISHINGS – 0.68%
Tempur-Pedic International Inc.[a]	36,527	1,230,960

		1,230,960

HOUSEWARES – 0.16%
National Presto Industries Inc.	2,538	284,180

		284,180

INSURANCE – 1.63%
MBIA Inc.[a,b]	84,841	812,777
Navigators Group Inc. (The)[a]	7,554	303,142
RLI Corp.	10,130	587,540
Tower Group Inc.	21,050	485,413
Zenith National Insurance Corp.	19,631	742,444

		2,931,316

INTERNET – 1.52%
Ariba Inc.[a]	46,869	668,821
EarthLink Inc.	55,223	498,111
j2 Global Communications Inc.[a]	23,269	560,317
TIBCO Software Inc.[a]	87,932	1,002,425

		2,729,674

IRON & STEEL – 0.85%
Carpenter Technology Corp.	23,195	910,868
Schnitzer Steel Industries Inc. Class A	11,571	624,834

		1,535,702

Security	Shares	Value
LEISURE TIME – 0.17%
Interval Leisure Group Inc.[a]	20,839	$308,209

		308,209

LODGING – 0.87%
Boyd Gaming Corp.[a,b]	29,850	379,095
Choice Hotels International Inc.	15,659	568,578
Gaylord Entertainment Co.[a,b]	18,450	622,688

		1,570,361

MACHINERY – 2.61%
Astec Industries Inc.[a]	8,995	297,914
Briggs & Stratton Corp.	26,098	619,567
Gardner Denver Inc.	27,242	1,370,000
Graco Inc.	31,600	1,095,888
Manitowoc Co. Inc. (The)	68,351	957,598
Robbins & Myers Inc.	13,500	349,785

		4,690,752

MACHINERY - DIVERSIFIED – 0.19%
Chart Industries Inc.[a]	14,942	343,517

		343,517

MANUFACTURING – 3.82%
Actuant Corp. Class A	35,696	818,509
Acuity Brands Inc.	22,666	1,024,730
Ameron International Corp.	4,485	311,214
Brink’s Co. (The)	25,176	670,437
Carlisle Companies Inc.	32,127	1,212,152
CLARCOR Inc.	26,847	1,015,354
Griffon Corp.[a]	26,694	376,385
Koppers Holdings Inc.	10,720	301,982
Lancaster Colony Corp.	10,620	583,782
Matthews International Corp. Class A	16,022	560,770

		6,875,315

MEDIA – 1.22%
Liberty Media Corp. – Liberty Capital Group Series Aa	44,486	1,969,395
World Wrestling Entertainment Inc.	12,695	231,684

		2,201,079

METAL FABRICATE & HARDWARE – 0.72%
Kaydon Corp.	17,473	727,401
Mueller Industries Inc.	19,295	572,097

		1,299,498

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2010

Security	Shares	Value
MINING – 1.66%
AMCOL International Corp.	13,670	$392,876
Coeur d’Alene Mines Corp.[a]	41,284	739,809
Hecla Mining Co.[a]	124,996	746,226
Stillwater Mining Co.[a]	24,540	414,726
Titanium Metals Corp.[a]	45,246	697,693

		2,991,330

OFFICE FURNISHINGS – 0.52%
Herman Miller Inc.	29,376	623,359
Steelcase Inc. Class A	38,160	313,293

		936,652

OIL & GAS – 3.21%
ATP Oil & Gas Corp.[a,b]	22,314	407,454
Berry Petroleum Co. Class A	24,867	804,945
Bill Barrett Corp.[a]	17,577	599,024
CVR Energy Inc.[a]	28,809	244,588
Goodrich Petroleum Corp.[a,b]	13,846	234,413
Mariner Energy Inc.[a]	53,608	1,280,159
Parker Drilling Co.[a]	60,546	334,819
Rosetta Resources Inc.[a]	27,685	689,357
Unit Corp.[a]	24,822	1,185,747

		5,780,506

OIL & GAS SERVICES – 2.85%
Cal Dive International Inc.[a]	48,962	321,191
Exterran Holdings Inc.[a]	32,878	958,394
Global Industries Ltd.[a]	54,169	362,932
Hornbeck Offshore Services Inc.[a]	12,525	306,487
Key Energy Services Inc.[a]	64,437	699,786
SEACOR Holdings Inc.[a]	9,991	840,942
Tetra Technologies Inc.[a]	39,227	482,100
Willbros Group Inc.[a]	20,884	262,094
World Fuel Services Corp.	31,379	892,105

		5,126,031

PACKAGING & CONTAINERS – 0.09%
Graphic Packaging Holding Co.[a]	41,718	153,939

		153,939

PHARMACEUTICALS – 0.68%
MannKind Corp.[a]	34,011	236,376
Medicis Pharmaceutical Corp. Class A	31,074	788,658

Security	Shares	Value
Medivation Inc.[a]	17,604	$196,461

		1,221,495

REAL ESTATE – 1.18%
Forestar Group Inc.[a]	18,734	422,265
Jones Lang LaSalle Inc.	21,564	1,700,968

		2,123,233

REAL ESTATE INVESTMENT TRUSTS – 7.96%
Acadia Realty Trust	20,850	397,818
American Campus Communities Inc.	27,728	781,098
BioMed Realty Trust Inc.	58,244	1,078,097
BRE Properties Inc. Class A	32,729	1,366,763
EastGroup Properties Inc.	13,522	552,779
Entertainment Properties Trust	22,138	967,874
Extra Space Storage Inc.	45,112	677,582
Getty Realty Corp.	9,162	226,943
Home Properties Inc.	17,649	876,979
Investors Real Estate Trust	38,421	335,415
Kilroy Realty Corp.	26,878	942,343
Medical Properties Trust Inc.	55,778	560,569
Mid-America Apartment Communities Inc.	15,200	840,104
Omega Healthcare Investors Inc.	44,804	896,976
PS Business Parks Inc.	9,824	589,440
Saul Centers Inc.	3,910	154,562
Tanger Factory Outlet Centers Inc.	21,257	884,291
Taubman Centers Inc.	27,682	1,200,568
Washington Real Estate Investment Trust	31,469	989,700

		14,319,901

RETAIL – 6.84%
AnnTaylor Stores Corp.[a]	30,518	662,241
Buckle Inc. (The)[b]	13,791	498,958
Casey’s General Stores Inc.	26,672	1,030,339
Cash America International Inc.	15,625	579,062
CEC Entertainment Inc.[a]	12,089	472,075
Cheesecake Factory Inc. (The)[a]	29,797	809,584
Children’s Place Retail Stores Inc. (The)[a]	10,218	468,189
Dress Barn Inc.[a]	33,318	922,242
DSW Inc. Class Aa	7,486	226,077
Jack in the Box Inc.[a]	29,842	701,884

42	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2010

Security	Shares	Value
Jo-Ann Stores Inc.[a]	13,997	$617,548
Men’s Wearhouse Inc. (The)	24,358	575,580
Nu Skin Enterprises Inc. Class A	26,980	811,019
OfficeMax Inc.[a]	39,558	751,602
Papa John’s International Inc.[a]	11,524	315,758
Penske Automotive Group Inc.[a]	23,635	354,052
PriceSmart Inc.	8,502	211,530
Sally Beauty Holdings Inc.[a]	49,681	474,454
Sonic Corp.[a]	31,862	373,104
Williams-Sonoma Inc.	50,127	1,443,658

		12,298,956

SAVINGS & LOANS – 1.13%
Beneficial Mutual Bancorp Inc.[a]	19,254	190,807
Brookline Bancorp Inc.	30,682	337,195
Northwest Bancshares Inc.	23,364	291,817
Washington Federal Inc.	59,105	1,215,790

		2,035,609

SEMICONDUCTORS – 4.20%
Atmel Corp.[a]	211,647	1,151,360
Emulex Corp.[a]	42,124	494,957
Integrated Device Technology Inc.[a]	86,030	568,658
International Rectifier Corp.[a]	37,543	864,240
Intersil Corp. Class A	64,344	957,439
OmniVision Technologies Inc.[a]	26,649	467,956
Rambus Inc.[a]	55,320	1,334,872
Teradyne Inc.[a]	90,928	1,112,049
TriQuint Semiconductor Inc.[a]	78,708	593,458

		7,544,989

SOFTWARE – 3.58%
Acxiom Corp.[a]	41,418	790,256
Compuware Corp.[a]	119,970	1,031,742
CSG Systems International Inc.[a]	18,382	417,639
JDA Software Group Inc.[a]	20,918	604,530
Lawson Software Inc.[a]	74,128	575,233
MicroStrategy Inc. Class Aa	4,792	367,067
Parametric Technology Corp.[a]	61,087	1,135,607
SYNNEX Corp.[a]	10,743	294,573
Take-Two Interactive Software Inc.[a]	43,463	472,443
VeriFone Holdings Inc.[a]	39,303	747,936

		6,437,026

TELECOMMUNICATIONS – 4.96%
ADC Telecommunications Inc.[a]	50,600	405,306

Security	Shares	Value
ADTRAN Inc.	32,790	$877,788
Anixter International Inc.[a]	15,757	825,667
ARRIS Group Inc.[a]	65,228	801,652
Atlantic Tele-Network Inc.	5,035	277,831
EchoStar Corp. Class Aa	19,390	372,482
InterDigital Inc.[a]	22,813	631,236
Leap Wireless International Inc.[a]	32,255	590,912
Loral Space & Communications Inc.[a]	6,171	265,723
MasTec Inc.[a]	25,383	317,541
Plantronics Inc.	25,748	854,834
RF Micro Devices Inc.[a]	126,044	708,367
SAVVIS Inc.[a]	20,953	368,773
Sonus Networks Inc.[a]	107,750	279,072
Syniverse Holdings Inc.[a]	35,720	717,258
Tekelec[a]	34,468	624,905

		8,919,347

TEXTILES – 0.21%
UniFirst Corp.	7,522	367,600

		367,600

TRANSPORTATION – 2.66%
Con-way Inc.	25,791	1,001,722
Genco Shipping & Trading Ltd.[a]	14,506	335,959
GulfMark Offshore Inc. Class Aa	13,594	468,585
Heartland Express Inc.	29,139	481,959
Kirby Corp.[a,b]	28,299	1,190,822
Overseas Shipholding Group Inc.	14,028	702,242
Werner Enterprises Inc.	27,069	606,887

		4,788,176

TRUCKING & LEASING – 0.39%
GATX Corp.	21,303	695,330

		695,330

WATER – 0.22%
California Water Service Group	10,169	393,845

		393,845

TOTAL COMMON STOCKS (Cost: $153,767,698)		179,710,691

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2010

Security	Shares	Value
SHORT-TERM INVESTMENTS – 3.24%

MONEY MARKET FUNDS – 3.24%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	4,821,214	$4,821,214
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	889,067	889,067
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	122,569	122,569

		5,832,850

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,832,850)		5,832,850

TOTAL INVESTMENTS IN SECURITIES – 103.15%
(Cost: $159,600,548)		185,543,541

Other Assets, Less Liabilities – (3.15)%		(5,661,841)

NET ASSETS – 100.00%		$179,881,700

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.93%

AEROSPACE & DEFENSE – 0.80%
AeroVironment Inc.[a]	4,566	$119,538
HEICO Corp.	2,427	104,531
HEICO Corp. Class A	5,298	177,695
Orbital Sciences Corp.[a]	17,790	326,980

		728,744

AIRLINES – 0.24%
Allegiant Travel Co.[a]	4,168	214,360

		214,360

APPAREL – 2.91%
Deckers Outdoor Corp.[a]	4,006	563,164
Gymboree Corp.[a]	9,311	457,449
SKECHERS U.S.A. Inc. Class Aa	10,428	399,914
Steven Madden Ltd.[a]	5,128	297,219
True Religion Apparel Inc.[a,b]	7,867	245,844
Warnaco Group Inc. (The)[a]	14,236	681,050

		2,644,640

AUDIO/VIDEO PRODUCTS – 0.65%
TiVo Inc.[a]	33,695	590,336

		590,336

AUTO PARTS & EQUIPMENT – 0.73%
WABCO Holdings Inc.[a]	19,951	662,174

		662,174

BANKS – 1.25%
Signature Bank[a]	12,655	511,009
SVB Financial Group[a]	12,698	625,122

		1,136,131

BIOTECHNOLOGY – 3.76%
Abraxis BioScience Inc.[a]	1,838	91,845
Acorda Therapeutics Inc.[a]	11,757	455,584
AMAG Pharmaceuticals Inc.[a]	6,465	220,780
Exelixis Inc.[a]	33,331	192,653
Genomic Health Inc.[a]	5,022	80,452
Halozyme Therapeutics Inc.[a]	24,113	205,443
Incyte Corp.[a,b]	34,470	462,587
Integra LifeSciences Holdings Corp.[a]	6,633	301,337
InterMune Inc.[a]	13,703	583,200
Regeneron Pharmaceuticals Inc.[a]	19,594	500,235
Seattle Genetics Inc.[a]	25,428	320,393

		3,414,509

Security	Shares	Value
BUILDING MATERIALS – 0.52%
Broadwind Energy Inc.[a,b]	16,503	$65,352
Simpson Manufacturing Co. Inc.	11,850	402,781

		468,133

COAL – 0.25%
International Coal Group Inc.[a,b]	43,740	230,510

		230,510

COMMERCIAL SERVICES – 8.73%
American Public Education Inc.[a]	5,640	238,854
Bridgepoint Education Inc.[a,b]	5,847	150,326
Brink’s Home Security Holdings Inc.[a]	14,269	598,442
Capella Education Co.[a]	4,602	417,033
Coinstar Inc.[a]	8,910	395,248
Corinthian Colleges Inc.[a]	27,306	426,520
CoStar Group Inc.[a,b]	6,276	275,830
Emergency Medical Services Corp. Class Aa	8,674	458,681
Euronet Worldwide Inc.[a]	14,770	235,286
Forrester Research Inc.[a]	4,384	140,770
Gartner Inc.[a]	20,090	483,767
GEO Group Inc. (The)[a]	15,823	335,131
Grand Canyon Education Inc.[a]	4,995	120,779
Healthcare Services Group Inc.	12,134	260,760
HMS Holdings Corp.[a]	8,045	430,408
Korn/Ferry International[a]	14,186	229,955
Lincoln Educational Services Corp.[a]	3,621	90,380
Monster Worldwide Inc.[a,b]	39,294	684,895
Navigant Consulting Inc.[a]	15,624	201,237
Resources Connection Inc.[a]	14,493	254,207
RiskMetrics Group Inc.[a]	9,550	214,302
Rollins Inc.	16,092	350,001
SuccessFactors Inc.[a]	17,507	366,422
TeleTech Holdings Inc.[a]	9,791	162,041
Wright Express Corp.[a]	11,891	403,937

		7,925,212

COMPUTERS – 4.09%
3PAR Inc.[a]	10,436	97,368
Cadence Design Systems Inc.[a]	82,143	612,787
Compellent Technologies Inc.[a]	5,013	63,013
Jack Henry & Associates Inc.	26,122	666,633
Netezza Corp.[a]	15,374	210,470
Riverbed Technology Inc.[a]	17,567	544,401

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2010

Security	Shares	Value
STEC Inc.[a]	10,883	$151,165
Sykes Enterprises Inc.[a]	11,956	271,760
Synaptics Inc.[a]	10,447	319,887
Syntel Inc.	6,996	252,696
Tyler Technologies Inc.[a]	11,050	188,292
Unisys Corp.[a]	11,988	335,904

		3,714,376

DIVERSIFIED FINANCIAL SERVICES – 1.34%
Credit Acceptance Corp.[a]	1,802	81,270
optionsXpress Holdings Inc.[a]	13,981	248,163
Portfolio Recovery Associates Inc.[a,b]	5,228	347,505
Stifel Financial Corp.[a]	9,370	537,182

		1,214,120

ELECTRIC – 0.37%
EnerNOC Inc.[a,b]	5,397	156,945
Ormat Technologies Inc.	5,624	179,180

		336,125

ELECTRICAL COMPONENTS & EQUIPMENT – 0.77%
American Superconductor Corp.[a,b]	12,483	364,254
EnerSys Inc.[a]	12,861	332,843

		697,097

ELECTRONICS – 3.31%
American Science and Engineering Inc.	2,773	208,391
Badger Meter Inc.	4,630	191,497
Cogent Inc.[a]	14,611	151,224
Dionex Corp.[a]	5,518	450,103
FEI Co.[a]	11,457	257,782
II-VI Inc.[a]	8,088	290,036
L-1 Identity Solutions Inc.[a]	26,045	225,810
Multi-Fineline Electronix Inc.[a]	2,826	73,250
Plexus Corp.[a]	12,234	453,270
Rofin-Sinar Technologies Inc.[a]	9,030	239,837
Varian Inc.[a]	9,017	466,990

		3,008,190

ENERGY - ALTERNATE SOURCES – 0.43%
Clean Energy Fuels Corp.[a,b]	11,886	209,431
Ener1 Inc.[a,b]	16,933	70,441
GT Solar International Inc.[a]	19,508	113,732

		393,604

Security	Shares	Value
ENGINEERING & CONSTRUCTION – 0.51%
Insituform Technologies Inc. Class Aa	11,921	$285,747
Stanley Inc.[a]	5,602	177,191

		462,938
ENTERTAINMENT – 0.92%
Scientific Games Corp. Class Aa	21,592	317,619
Vail Resorts Inc.[a]	11,280	514,819

		832,438
ENVIRONMENTAL CONTROL – 1.29%
Calgon Carbon Corp.[a]	17,291	268,011
Clean Harbors Inc.[a]	7,129	452,192
Tetra Tech Inc.[a]	18,691	455,126

		1,175,329
FOOD – 0.65%
United Natural Foods Inc.[a]	12,335	378,561
Winn-Dixie Stores Inc.[a]	16,971	214,004

		592,565
HAND & MACHINE TOOLS – 0.23%
Franklin Electric Co. Inc.	5,988	209,520

		209,520
HEALTH CARE - PRODUCTS – 7.64%
Align Technology Inc.[a]	23,213	394,157
American Medical Systems Holdings Inc.[a]	22,928	410,870
Bruker Corp.[a]	15,939	243,707
Cepheid Inc.[a,b]	17,971	359,240
ev3 Inc.[a]	21,448	410,300
Haemonetics Corp.[a]	7,832	453,160
ICU Medical Inc.[a]	4,207	149,811
Immucor Inc.[a]	21,779	466,288
Luminex Corp.[a]	12,849	208,925
Masimo Corp.	16,168	378,493
Meridian Bioscience Inc.	12,568	251,234
NuVasive Inc.[a,b]	11,749	488,759
PSS World Medical Inc.[a]	18,356	430,081
Steris Corp.	16,830	560,103
Thoratec Corp.[a]	17,480	779,433
Volcano Corp.[a]	13,015	312,620
West Pharmaceutical Services Inc.	10,199	426,828

46	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2010

Security	Shares	Value
Wright Medical Group Inc.[a]	11,701	$219,745

		6,943,754

HEALTH CARE - SERVICES – 0.38%
Emeritus Corp.[a]	6,320	141,568
Genoptix Inc.[a]	5,273	204,012

		345,580

HOUSEHOLD PRODUCTS & WARES – 0.63%
Fossil Inc.[a]	14,710	572,219

		572,219

HOUSEWARES – 0.67%
Toro Co. (The)	10,670	607,550

		607,550

INTERNET – 4.00%
Blue Coat Systems Inc.[a]	12,438	404,608
Blue Nile Inc.[a]	4,526	244,359
CyberSource Corp.[a]	21,611	554,970
DealerTrack Holdings Inc.[a]	11,591	176,763
Digital River Inc.[a]	11,838	330,754
GSI Commerce Inc.[a]	16,850	459,162
NutriSystem Inc.[b]	9,616	185,877
Rackspace Hosting Inc.[a]	23,764	426,564
Sapient Corp.	28,839	295,023
ValueClick Inc.[a]	26,997	277,529
Websense Inc.[a]	12,353	281,278

		3,636,887

LEISURE TIME – 1.53%
Life Time Fitness Inc.[a,b]	12,865	472,917
WMS Industries Inc.[a]	18,302	915,466

		1,388,383

MACHINERY – 2.97%
Cognex Corp.	11,200	234,192
Intermec Inc.[a]	15,055	172,681
Middleby Corp. (The)[a]	5,707	348,812
Nordson Corp.	9,524	684,014
Wabtec Corp.	15,120	719,409
Zebra Technologies Corp. Class Aa	18,518	537,948

		2,697,056

MANUFACTURING – 0.81%
ESCO Technologies Inc.	8,259	254,790
Hexcel Corp.[a]	29,903	484,429

		739,219

Security	Shares	Value
MEDIA – 0.13%
CKX Inc.[a]	19,450	$114,366

		114,366

MINING – 1.36%
Allied Nevada Gold Corp.[a,b]	19,448	355,510
Royal Gold Inc.	17,234	882,036

		1,237,546

OIL & GAS – 2.91%
Apco Oil and Gas International Inc.	2,859	79,880
Arena Resources Inc.[a]	11,867	438,248
BPZ Resources Inc.[a]	32,161	212,906
Brigham Exploration Co.[a]	35,170	686,167
Carrizo Oil & Gas Inc.[a,b]	8,683	190,505
Contango Oil & Gas Co.[a]	4,133	226,902
McMoRan Exploration Co.[a]	24,556	293,199
SandRidge Energy Inc.[a,b]	56,393	423,511
Venoco Inc.[a]	6,089	90,726

		2,642,044

OIL & GAS SERVICES – 3.24%
CARBO Ceramics Inc.	6,333	463,892
Dril-Quip Inc.[a]	9,405	544,832
Lufkin Industries Inc.	4,633	394,407
Oil States International Inc.[a]	15,400	743,974
RPC Inc.	10,216	139,449
Superior Energy Services Inc.[a]	24,169	654,013

		2,940,567

PHARMACEUTICALS – 6.85%
Alkermes Inc.[a]	29,474	386,109
Allos Therapeutics Inc.[a]	24,926	196,915
Alnylam Pharmaceuticals Inc.[a]	11,317	191,936
Amylin Pharmaceuticals Inc.[a]	39,891	823,350
Auxilium Pharmaceuticals Inc.[a]	14,699	523,285
BioMarin Pharmaceutical Inc.[a]	31,040	725,405
Catalyst Health Solutions Inc.[a]	11,784	498,581
Cubist Pharmaceuticals Inc.[a]	17,903	401,385
Impax Laboratories Inc.[a]	16,478	298,252
Isis Pharmaceuticals Inc.[a]	28,945	311,159
Onyx Pharmaceuticals Inc.[a]	19,370	559,212
Salix Pharmaceuticals Ltd.[a]	17,050	685,410
Theravance Inc.[a]	18,949	317,775
ViroPharma Inc.[a]	23,967	304,860

		6,223,634

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2010

Security	Shares	Value
REAL ESTATE – 0.16%
Hilltop Holdings Inc.[a]	12,687	$148,819

		148,819

REAL ESTATE INVESTMENT TRUSTS – 1.18%
Alexander’s Inc.[a]	813	258,388
DuPont Fabros Technology Inc.	12,853	284,951
Equity Lifestyle Properties Inc.	9,466	525,457

		1,068,796

RETAIL – 4.70%
99 Cents Only Stores[a]	14,153	219,655
Bebe Stores Inc.	10,759	88,654
Buffalo Wild Wings Inc.[a,b]	5,606	231,752
EZCORP Inc.[a]	13,110	271,508
hhgregg Inc.[a]	7,052	201,899
Hibbett Sports Inc.[a]	8,828	242,770
Jos. A. Bank Clothiers Inc.[a]	5,621	342,094
P.F. Chang’s China Bistro Inc.[a,b]	6,869	299,763
Panera Bread Co. Class Aa	9,363	729,752
Texas Roadhouse Inc.[a]	16,167	238,948
Tractor Supply Co.	11,299	758,954
Ulta Salon Cosmetics & Fragrance Inc.[a]	10,768	248,956
Under Armour Inc. Class Aa	11,688	394,470

		4,269,175

SAVINGS & LOANS – 0.74%
Investors Bancorp Inc.[a]	14,665	203,990
Kearny Financial Corp.	6,538	66,884
NewAlliance Bancshares Inc.	31,115	405,428

		676,302

SEMICONDUCTORS – 8.96%
Cabot Microelectronics Corp.[a]	7,254	278,264
Cavium Networks Inc.[a]	11,358	313,594
Cypress Semiconductor Corp.[a]	48,290	622,458
Diodes Inc.[a]	10,444	224,233
FormFactor Inc.[a]	15,280	229,353
Hittite Microwave Corp.[a]	5,948	305,014
IPG Photonics Corp.[a]	8,036	140,710
Microsemi Corp.[a]	25,855	428,159
MKS Instruments Inc.[a]	13,593	308,289
Monolithic Power Systems Inc.[a]	10,845	267,329
NetLogic Microsystems Inc.[a]	16,267	507,043
Novellus Systems Inc.[a]	30,444	797,633

Security	Shares	Value
PMC-Sierra Inc.[a]	70,918	$627,624
Power Integrations Inc.	8,398	323,155
Semtech Corp.[a]	19,246	349,315
Silicon Laboratories Inc.[a,b]	14,238	688,407
Skyworks Solutions Inc.[a]	53,357	898,532
Tessera Technologies Inc.[a]	15,351	311,318
Veeco Instruments Inc.[a]	11,777	518,070

		8,138,500

SOFTWARE – 7.07%
ACI Worldwide Inc.[a]	10,652	200,151
Advent Software Inc.[a]	4,428	200,057
ArcSight Inc.[a]	9,157	208,139
athenahealth Inc.[a]	9,802	284,454
Blackbaud Inc.	13,583	313,088
Blackboard Inc.[a]	9,346	397,672
CommVault Systems Inc.[a]	12,366	259,068
Concur Technologies Inc.[a]	13,110	549,440
Ebix Inc.[a]	9,781	159,137
Eclipsys Corp.[a]	17,474	361,362
Informatica Corp.[a]	27,885	697,404
ManTech International Corp. Class Aa	6,932	312,148
MedAssets Inc.[a]	13,916	317,702
NetSuite Inc.[a,b]	7,284	102,632
Pegasystems Inc.	4,914	155,626
Phase Forward Inc.[a]	13,265	222,985
Progress Software Corp.[a]	12,865	414,896
Quality Systems Inc.	5,588	357,688
Quest Software Inc.[a]	19,561	342,904
Taleo Corp. Class Aa	11,959	310,695
Ultimate Software Group Inc.[a]	7,594	254,019

		6,421,267

TELECOMMUNICATIONS – 6.71%
Aruba Networks Inc.[a]	20,474	257,153
Atheros Communications Inc.[a]	21,422	832,030
Ciena Corp.[a,b]	28,415	525,393
Comtech Telecommunications Corp.[a]	8,770	273,975
Infinera Corp.[a]	29,462	269,577
JDS Uniphase Corp.[a]	67,944	882,593
NETGEAR Inc.[a]	10,635	287,783
NeuStar Inc. Class Aa	23,182	567,264
Neutral Tandem Inc.[a]	10,479	177,619

48	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2010

Security	Shares	Value
Polycom Inc.[a]	25,945	$844,510
tw telecom inc.[a]	46,419	826,258
ViaSat Inc.[a]	9,939	352,338

		6,096,493

TRANSPORTATION – 3.30%
Forward Air Corp.	8,932	250,275
Genesee & Wyoming Inc. Class Aa	11,961	467,675
Hub Group Inc. Class Aa	11,585	370,836
Knight Transportation Inc.	18,190	387,265
Landstar System Inc.	15,665	692,706
Old Dominion Freight Line Inc.[a]	9,380	336,555
UTi Worldwide Inc.	31,059	492,285

		2,997,597

WATER – 0.24%
PICO Holdings Inc.[a]	6,060	215,433

		215,433

TOTAL COMMON STOCKS (Cost: $79,407,616)		90,772,238

SHORT-TERM INVESTMENTS – 6.59%

MONEY MARKET FUNDS – 6.59%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	4,990,424	4,990,424
BlackRock Cash Funds: Prime, SL Agency Shares 0.19%[c,d,e]	920,270	920,270
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	75,720	75,720

		5,986,414

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,986,414)		5,986,414

TOTAL INVESTMENTS IN SECURITIES – 106.52%
(Cost: $85,394,030)		96,758,652

Other Assets, Less Liabilities – (6.52)%		(5,923,533)

NET ASSETS – 100.00%		$90,835,119

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.84%

ADVERTISING – 0.17%
Harte-Hanks Inc.	23,722	$341,597

		341,597

AEROSPACE & DEFENSE – 0.91%
Curtiss-Wright Corp.	27,826	992,553
Triumph Group Inc.	10,251	795,068

		1,787,621

AGRICULTURE – 0.61%
Universal Corp.	15,066	780,118
Vector Group Ltd.[a]	25,711	421,403

		1,201,521

AIRLINES – 2.47%
Alaska Air Group Inc.[b]	21,595	894,249
AMR Corp.[b]	204,622	1,510,110
Continental Airlines Inc. Class Bb	84,903	1,897,582
SkyWest Inc.	35,308	528,914

		4,830,855

APPAREL – 1.69%
Columbia Sportswear Co.	9,113	506,136
Hanesbrands Inc.[b]	57,714	1,643,117
Jones Apparel Group Inc.	52,584	1,144,228

		3,293,481

AUTO PARTS & EQUIPMENT – 1.87%
Cooper Tire & Rubber Co.	37,330	792,143
Federal Mogul Corp. Class Ab	15,404	292,984
Tenneco Inc.[b]	36,493	940,425
TRW Automotive Holdings Corp.[b]	50,349	1,621,741

		3,647,293

BANKS – 12.68%
Associated Banc-Corp	102,329	1,486,840
BancorpSouth Inc.	47,921	1,060,971
CapitalSource Inc.	160,332	957,182
Chemical Financial Corp.	13,623	322,865
Community Bank System Inc.	20,203	498,408
CVB Financial Corp.	58,145	640,176
East West Bancorp Inc.	68,095	1,333,981
F.N.B. Corp.	70,128	653,593
FirstMerit Corp.	52,790	1,240,565
Fulton Financial Corp.	107,813	1,132,036
MB Financial Inc.	31,171	763,690

Security	Shares	Value
National Penn Bancshares Inc.	77,287	$565,741
NBT Bancorp Inc.	21,212	519,058
Old National Bancorp	53,717	720,345
Park National Corp.	7,134	488,679
Synovus Financial Corp.	260,709	784,734
TCF Financial Corp.[a]	81,598	1,520,171
Trustmark Corp.	34,091	834,548
Umpqua Holdings Corp.	69,575	1,039,450
United Bankshares Inc.[a]	26,599	772,435
Valley National Bancorp	95,140	1,545,074
Webster Financial Corp.	43,615	903,703
Westamerica Bancorporation	17,833	1,048,045
Whitney Holding Corp.	59,433	814,232
Wintrust Financial Corp.	18,573	692,773
Zions Bancorporation	85,081	2,444,377

		24,783,672

BUILDING MATERIALS – 0.78%
Texas Industries Inc.	14,281	540,393
USG Corp.[a,b]	41,494	979,258

		1,519,651

CHEMICALS – 4.06%
Arch Chemicals Inc.	15,280	519,673
Cabot Corp.	30,997	1,008,642
Cytec Industries Inc.	29,833	1,433,774
H.B. Fuller Co.	29,870	700,451
Huntsman Corp.	102,243	1,166,593
Olin Corp.	42,368	889,728
Rockwood Holdings Inc.[b]	31,368	939,158
Sensient Technologies Corp.	29,958	944,576
Westlake Chemical Corp.	11,953	335,640

		7,938,235

COAL – 0.16%
James River Coal Co.[b]	16,909	318,227

		318,227

COMMERCIAL SERVICES – 4.18%
Avis Budget Group Inc.[b]	62,881	950,761
Convergys Corp.[b]	71,333	901,649
Deluxe Corp.	31,607	662,799
HealthSpring Inc.[b]	31,968	562,637
Hillenbrand Inc.	38,034	934,876
PHH Corp.[b]	33,101	751,062
Rent-A-Center Inc.[b]	40,608	1,048,498

50	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2010

Security	Shares	Value
Service Corp. International	154,432	$1,386,799
Valassis Communications Inc.[b]	29,681	970,272

		8,169,353

COMPUTERS – 1.11%
Electronics For Imaging Inc.[b]	30,413	390,807
Lexmark International Inc. Class Ab	48,261	1,788,070

		2,178,877

DISTRIBUTION & WHOLESALE – 1.91%
ScanSource Inc.[b]	16,502	459,746
Tech Data Corp.[b]	31,070	1,332,903
United Stationers Inc.[b]	14,572	892,098
WESCO International Inc.[a,b]	25,935	1,053,479

		3,738,226

DIVERSIFIED FINANCIAL SERVICES – 1.47%
E*TRADE Financial Corp.[b]	1,148,105	1,928,816
Nelnet Inc. Class A	17,684	352,973
Ocwen Financial Corp.[b]	45,593	526,599
Student Loan Corp. (The)	2,547	71,927

		2,880,315

ELECTRIC – 6.11%
ALLETE Inc.	18,053	658,393
Avista Corp.	33,584	726,422
Black Hills Corp.	23,844	784,229
CH Energy Group Inc.	9,721	402,644
Cleco Corp.	37,166	1,018,348
Dynegy Inc. Class Ab	370,178	492,337
El Paso Electric Co.[b]	27,786	590,452
Empire District Electric Co. (The)	22,244	433,980
Hawaiian Electric Industries Inc.	56,318	1,315,025
IDACORP Inc.	29,012	1,046,753
MGE Energy Inc.	14,299	525,631
NorthWestern Corp.	22,108	668,104
Otter Tail Corp.	19,748	438,801
PNM Resources Inc.	48,354	657,131
Portland General Electric Co.	46,208	918,615
UIL Holdings Corp.	18,393	533,949
UniSource Energy Corp.	21,816	726,909

		11,937,723

ELECTRONICS – 1.67%
AVX Corp.	31,727	490,182
Brady Corp. Class A	30,008	1,031,075

Security	Shares	Value
Vishay Intertechnology Inc.[b]	105,841	$1,101,805
Watts Water Technologies Inc. Class A	18,011	639,030

		3,262,092

ENGINEERING & CONSTRUCTION – 0.57%
Granite Construction Inc.	21,122	709,910
Tutor Perini Corp.[b]	16,750	406,523

		1,116,433

ENTERTAINMENT – 0.44%
Cinemark Holdings Inc.	27,600	503,976
Speedway Motorsports Inc.	8,490	137,962
Warner Music Group Corp.[b]	32,634	223,543

		865,481

ENVIRONMENTAL CONTROL – 0.43%
Darling International Inc.[b]	50,866	482,719
EnergySolutions Inc.	48,085	348,616

		831,335

FOOD – 1.25%
Cal-Maine Foods Inc.[a]	7,553	252,119
Chiquita Brands International Inc.[b]	27,407	412,201
Fresh Del Monte Produce Inc.[b]	25,773	537,883
Sanderson Farms Inc.	10,909	618,213
Seaboard Corp.	223	325,582
Weis Markets Inc.	7,785	290,225

		2,436,223

FOREST PRODUCTS & PAPER – 1.70%
Louisiana-Pacific Corp.[b]	75,309	885,634
Potlatch Corp.	24,295	910,091
Temple-Inland Inc.	65,398	1,525,081

		3,320,806

GAS – 3.67%
Nicor Inc.	27,631	1,202,225
Northwest Natural Gas Co.	16,409	777,623
Piedmont Natural Gas Co.	42,369	1,165,147
South Jersey Industries Inc.	18,399	829,979
Southwest Gas Corp.	27,468	854,255
Vectren Corp.	49,946	1,249,149
WGL Holdings Inc.	30,808	1,101,078

		7,179,456

HEALTH CARE - PRODUCTS – 1.18%
Cooper Companies Inc. (The)	27,868	1,083,787

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2010

Security	Shares	Value
Hill-Rom Holdings Inc.	38,489	$1,220,486

		2,304,273

HEALTH CARE - SERVICES – 3.30%
Brookdale Senior Living Inc.[b]	34,545	742,717
Health Management Associates Inc. Class Ab	150,396	1,401,691
Health Net Inc.[b]	63,817	1,405,250
HealthSouth Corp.[b]	57,354	1,173,463
Kindred Healthcare Inc.[b]	24,173	431,246
LifePoint Hospitals Inc.[b]	33,714	1,287,201

		6,441,568

HOME BUILDERS – 1.41%
KB Home	46,898	869,020
M.D.C. Holdings Inc.	22,248	852,098
Meritage Homes Corp.[b]	18,388	437,267
Ryland Group Inc.	26,521	604,148

		2,762,533

HOUSEHOLD PRODUCTS & WARES – 0.72%
American Greetings Corp. Class A	22,249	546,435
Central Garden & Pet Co.[b]	10,054	112,906
Central Garden & Pet Co. Class Ab	26,553	274,293
Helen of Troy Ltd.[a,b]	17,390	469,704

		1,403,338

INSURANCE – 7.30%
AmTrust Financial Services Inc.	14,680	200,089
Argo Group International Holdings Ltd.[a]	18,883	622,950
CNA Surety Corp.[b]	10,032	168,237
Conseco Inc.[b]	152,227	898,139
Delphi Financial Group Inc. Class A	29,446	809,765
Employers Holdings Inc.	15,250	251,320
Endurance Specialty Holdings Ltd.	26,788	987,138
Enstar Group Ltd.[b]	4,406	291,325
Erie Indemnity Co. Class A	19,572	906,379
Greenlight Capital Re Ltd. Class Ab	18,456	472,843
Harleysville Group Inc.	7,768	248,731
Infinity Property and Casualty Corp.	8,479	391,136
Max Capital Group Ltd.[a]	29,373	655,018
National Western Life Insurance Co. Class A	1,288	246,188
OneBeacon Insurance Group Ltd.[a]	14,401	233,584

Security	Shares	Value
Platinum Underwriters Holdings Ltd.	30,591	$1,138,291
ProAssurance Corp.[b]	19,942	1,215,465
Protective Life Corp.	52,690	1,268,248
Selective Insurance Group Inc.	32,449	542,223
StanCorp Financial Group Inc.	30,160	1,355,994
State Auto Financial Corp.	8,702	155,679
Unitrin Inc.	28,065	820,901
Universal American Corp.[b]	24,720	379,452

		14,259,095

INTERNET – 0.56%
AboveNet Inc.[b]	13,377	676,074
United Online Inc.	51,694	412,001

		1,088,075

IRON & STEEL – 0.58%
AK Steel Holding Corp.	67,258	1,126,571

		1,126,571

LEISURE TIME – 1.18%
Brunswick Corp.	53,890	1,126,301
Polaris Industries Inc.[a]	19,993	1,182,986

		2,309,287

LODGING – 0.14%
Ameristar Casinos Inc.	14,785	278,402

		278,402

MACHINERY – 0.38%
Applied Industrial Technologies Inc.	23,865	734,565

		734,565

MANUFACTURING – 2.38%
A.O. Smith Corp.	15,448	797,580
Barnes Group Inc.	27,190	565,552
Crane Co.	31,181	1,120,645
Eastman Kodak Co.[b]	156,733	959,206
Trinity Industries Inc.	48,878	1,216,574

		4,659,557

MEDIA – 0.95%
Meredith Corp.[a]	22,239	799,048
New York Times Co. (The) Class Ab	59,511	590,349
Scholastic Corp.	17,122	462,465

		1,851,862

52	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2010

Security	Shares	Value
METAL FABRICATE & HARDWARE – 1.12%
Commercial Metals Co.	69,104	$1,028,267
Mueller Water Products Inc. Class A	94,829	531,042
Worthington Industries Inc.	39,648	633,179

		2,192,488

MINING – 1.49%
Century Aluminum Co.[b]	39,550	533,134
Compass Minerals International Inc.	19,940	1,501,681
Kaiser Aluminum Corp.	9,567	384,498
RTI International Metals Inc.[b]	18,489	500,128

		2,919,441

OFFICE FURNISHINGS – 0.36%
HNI Corp.	22,897	710,723

		710,723

OIL & GAS – 1.98%
Frontier Oil Corp.	63,915	971,508
Holly Corp.	25,827	697,329
Penn Virginia Corp.	28,002	714,331
Stone Energy Corp.[b]	26,161	426,424
Swift Energy Co.[b]	23,071	834,709
W&T Offshore Inc.	22,749	215,433

		3,859,734

OIL & GAS SERVICES – 0.73%
Complete Production Services Inc.[b]	37,907	572,017
Helix Energy Solutions Group Inc.[b]	58,116	847,331

		1,419,348

PHARMACEUTICALS – 0.29%
Par Pharmaceutical Companies Inc.[b]	21,229	576,155

		576,155

REAL ESTATE – 0.58%
Forest City Enterprises Inc. Class Aa,b	73,342	1,133,134

		1,133,134

REAL ESTATE INVESTMENT TRUSTS – 11.79%
American Capital Agency Corp.[a]	11,852	326,049
Anworth Mortgage Asset Corp.[a]	69,871	468,834
Apartment Investment and Management Co. Class A	71,902	1,611,324

Security	Shares	Value
Brandywine Realty Trust	79,016	$1,006,664
Capstead Mortgage Corp.	42,647	482,764
CBL & Associates Properties Inc.[a]	85,043	1,241,628
Colonial Properties Trust	40,803	643,463
Cousins Properties Inc.	54,862	442,188
DCT Industrial Trust Inc.	127,897	672,738
Developers Diversified Realty Corp.	116,437	1,431,011
DiamondRock Hospitality Co.[b]	75,218	826,646
Douglas Emmett Inc.	71,652	1,199,454
Equity One Inc.[a]	25,851	501,768
Franklin Street Properties Corp.	44,467	655,444
Hatteras Financial Corp.	22,287	594,394
Healthcare Realty Trust Inc.	36,150	872,661
Highwoods Properties Inc.	43,605	1,394,052
HRPT Properties Trust	156,968	1,230,629
Inland Real Estate Corp.	45,316	426,877
LaSalle Hotel Properties	42,518	1,120,349
MFA Financial Inc.	172,767	1,228,373
National Health Investors Inc.	14,410	585,334
National Retail Properties Inc.	50,639	1,191,536
Post Properties Inc.	29,858	769,142
Redwood Trust Inc.	42,953	716,456
Sovran Self Storage Inc.	16,997	627,019
Sunstone Hotel Investors Inc.[b]	60,514	770,343

		23,037,140

RETAIL – 6.24%
Barnes & Noble Inc.	24,148	532,222
Bob Evans Farms Inc.	19,093	590,546
Brinker International Inc.	62,262	1,153,092
Cabela’s Inc.[a,b]	25,712	466,930
Cato Corp. (The) Class A	17,043	404,771
Collective Brands Inc.[b]	39,306	921,726
Cracker Barrel Old Country Store Inc.	14,098	696,018
Dillard’s Inc. Class Aa	33,858	950,733
Dollar General Corp.[b]	21,011	600,284
Foot Locker Inc.	95,342	1,463,500
Group 1 Automotive Inc.[b]	14,891	462,366
HSN Inc.[b]	24,432	736,136
Office Depot Inc.[b]	167,843	1,151,403
Regis Corp.	35,163	672,317

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2010

Security	Shares	Value
Rite Aid Corp.[b]	372,631	$551,494
Saks Inc.[b]	86,659	844,925

		12,198,463

SAVINGS & LOANS – 0.69%
Astoria Financial Corp.	54,495	879,549
Provident Financial Services Inc.	34,990	461,168

		1,340,717

SEMICONDUCTORS – 0.72%
Amkor Technology Inc.[b]	71,595	539,826
Fairchild Semiconductor International Inc.[b]	76,612	859,587

		1,399,413

SOFTWARE – 0.92%
Fair Isaac Corp.	29,019	611,140
Novell Inc.[b]	212,440	1,191,788

		1,802,928

TELECOMMUNICATIONS – 0.66%
Cincinnati Bell Inc.[b]	125,623	423,350
Global Crossing Ltd.[a,b]	18,938	281,229
NTELOS Holdings Corp.	17,961	352,575
Sycamore Networks Inc.	11,989	237,262

		1,294,416

TRANSPORTATION – 1.65%
Alexander & Baldwin Inc.	25,397	903,625
Arkansas Best Corp.	14,093	429,273
Atlas Air Worldwide Holdings Inc.[b]	10,401	574,863
Bristow Group Inc.[b]	20,967	811,633
Ship Finance International Ltd.	25,636	507,593

		3,226,987

TRUCKING & LEASING – 0.41%
Aircastle Ltd.	27,443	329,591
AMERCO[b]	3,635	227,006
Textainer Group Holdings Ltd.	10,991	252,353

		808,950

WATER – 0.22%
American States Water Co.	11,330	422,836

		422,836

TOTAL COMMON STOCKS (Cost: $166,135,532)		195,140,472

Security	Shares	Value
SHORT-TERM INVESTMENTS – 3.90%

MONEY MARKET FUNDS – 3.90%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.21%[c,d,e]	6,276,751	$6,276,751
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,d,e]	1,157,478	1,157,478
BlackRock Cash Funds: Treasury, SL Agency Shares
0.10%[c,d]	190,243	190,243

		7,624,472

TOTAL SHORT-TERM INVESTMENTS (Cost: $7,624,472)		7,624,472

TOTAL INVESTMENTS IN SECURITIES – 103.74% (Cost: $173,760,004)		202,764,944

Other Assets, Less Liabilities – (3.74)%		(7,314,476)

NET ASSETS – 100.00%		$195,450,468

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

54	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2010

	iShares Morningstar
	Large Core Index Fund	Large Growth Index Fund	Large Value Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$231,351,932	$420,221,322	$228,492,622
Affiliated issuers (Note 2)	10,111,867	3,647,648	389,478

Total cost of investments	$241,463,799	$423,868,970	$228,882,100

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$262,255,377	$445,220,180	$212,421,073
Affiliated issuers (Note 2)	11,087,985	3,282,164	389,478

Total fair value of investments	273,343,362	448,502,344	212,810,551
Receivables:
Investment securities sold	–	624,175	–
Dividends and interest	281,066	326,106	350,525

Total Assets	273,624,428	449,452,625	213,161,076

LIABILITIES
Payables:
Investment securities purchased	338,196	956,356	264,108
Collateral for securities on loan (Note 5)	7,636,400	1,466,015	252,535
Capital shares redeemed	4,871	–	–
Investment advisory fees (Note 2)	44,486	93,242	44,718

Total Liabilities	8,023,953	2,515,613	561,361

NET ASSETS	$265,600,475	$446,937,012	$212,599,715

Net assets consist of:
Paid-in capital	$272,284,064	$529,184,535	$300,087,104
Undistributed net investment income	280,487	332,457	388,683
Accumulated net realized loss	(38,843,639)	(107,213,354)	(71,804,523)
Net unrealized appreciation (depreciation)	31,879,563	24,633,374	(16,071,549)

NET ASSETS	$265,600,475	$446,937,012	$212,599,715

Shares outstanding[b]	3,900,000	7,350,000	3,750,000

Net asset value per share	$68.10	$60.81	$56.69

[a]	Securities on loan with values of $7,436,506, $1,400,781 and $236,547, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2010

	iShares Morningstar
	Mid Core Index Fund	Mid Growth Index Fund	Mid Value Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$107,391,537	$162,928,831	$128,165,803
Affiliated issuers (Note 2)	2,990,129	5,991,843	2,312,423

Total cost of investments	$110,381,666	$168,920,674	$130,478,226

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$125,711,144	$168,788,081	$135,446,202
Affiliated issuers (Note 2)	2,990,129	5,991,843	2,312,423

Total fair value of investments	128,701,273	174,779,924	137,758,625
Cash	96,784	–	–
Receivables:
Investment securities sold	789,679	98,062	–
Dividends and interest	51,551	21,652	98,863

Total Assets	129,639,287	174,899,638	137,857,488

LIABILITIES
Payables:
Investment securities purchased	913,611	106,767	–
Collateral for securities on loan (Note 5)	2,908,487	5,842,985	2,171,807
Investment advisory fees (Note 2)	25,003	44,610	32,591

Total Liabilities	3,847,101	5,994,362	2,204,398

NET ASSETS	$125,792,186	$168,905,276	$135,653,090

Net assets consist of:
Paid-in capital	$149,276,509	$290,392,836	$159,578,368
Undistributed net investment income	4,456	–	187,171
Accumulated net realized loss	(41,808,386)	(127,346,810)	(31,392,848)
Net unrealized appreciation	18,319,607	5,859,250	7,280,399

NET ASSETS	$125,792,186	$168,905,276	$135,653,090

Shares outstanding[b]	1,650,000	2,000,000	1,850,000

Net asset value per share	$76.24	$84.45	$73.33

[a]	Securities on loan with values of $2,813,417, $5,595,630 and $2,085,338, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2010

	iShares Morningstar
	Small Core Index Fund	Small Growth Index Fund	Small Value Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$153,767,698	$79,407,616	$166,135,532
Affiliated issuers (Note 2)	5,832,850	5,986,414	7,624,472

Total cost of investments	$159,600,548	$85,394,030	$173,760,004

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$179,710,691	$90,772,238	$195,140,472
Affiliated issuers (Note 2)	5,832,850	5,986,414	7,624,472

Total fair value of investments	185,543,541	96,758,652	202,764,944
Receivables:
Dividends and interest	85,046	9,459	167,030

Total Assets	185,628,587	96,768,111	202,931,974

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	5,710,281	5,910,694	7,434,229
Investment advisory fees (Note 2)	36,606	22,298	47,277

Total Liabilities	5,746,887	5,932,992	7,481,506

NET ASSETS	$179,881,700	$90,835,119	$195,450,468

Net assets consist of:
Paid-in capital	$189,082,160	$104,535,952	$196,296,216
Undistributed net investment income	–	–	105,808
Accumulated net realized loss	(35,143,453)	(25,065,455)	(29,956,496)
Net unrealized appreciation	25,942,993	11,364,622	29,004,940

NET ASSETS	$179,881,700	$90,835,119	$195,450,468

Shares outstanding[b]	2,200,000	1,250,000	2,500,000

Net asset value per share	$81.76	$72.67	$78.18

[a]	Securities on loan with values of $5,396,745, $5,651,441 and $6,990,478, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2010

	iShares Morningstar
	Large Core Index Fund	Large Growth Index Fund	Large Value Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$5,461,238	$4,341,605	$5,766,196
Dividends from affiliated issuers (Note 2)	8,563	6,581	–
Interest from affiliated issuers (Note 2)	289	418	217
Securities lending income from affiliated issuers (Note 2)	1,799	12,917	163,065

Total investment income	5,471,889	4,361,521	5,929,478

EXPENSES
Investment advisory fees (Note 2)	496,416	977,859	480,673

Total expenses	496,416	977,859	480,673

Net investment income	4,975,473	3,383,662	5,448,805

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(14,517,219)	(14,923,438)	(23,383,920)
Investments in affiliated issuers (Note 2)	48,704	(2,982)	–
In-kind redemptions	5,740,011	14,787,799	5,728,497

Net realized loss	(8,728,504)	(138,621)	(17,655,423)

Net change in unrealized appreciation (depreciation)	79,004,375	117,720,450	67,150,642

Net realized and unrealized gain	70,275,871	117,581,829	49,495,219

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,251,344	$120,965,491	$54,944,024

See notes to financial statements.

58	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2010

	iShares Morningstar
	Mid Core Index Fund	Mid Growth Index Fund	Mid Value Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$1,753,591	$913,158	$2,680,445
Interest from affiliated issuers (Note 2)	107	130	109
Securities lending income from affiliated issuers (Note 2)	53,184	36,402	41,546

Total investment income	1,806,882	949,690	2,722,100

EXPENSES
Investment advisory fees (Note 2)	259,387	477,342	305,329

Total expenses	259,387	477,342	305,329

Net investment income	1,547,495	472,348	2,416,771

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(4,970,471)	(16,210,399)	(5,570,474)
Investments in affiliated issuers (Note 2)	–	324,454	–
In-kind redemptions	1,081,670	(4,911,780)	2,859,172

Net realized loss	(3,888,801)	(20,797,725)	(2,711,302)

Net change in unrealized appreciation (depreciation)	43,600,539	81,409,210	43,763,411

Net realized and unrealized gain	39,711,738	60,611,485	41,052,109

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,259,233	$61,083,833	$43,468,880

[a]	Net of foreign withholding tax of $ –, $388 and $ –, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2010

	iShares Morningstar
	Small Core Index Fund	Small Growth Index Fund	Small Value Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$1,498,583	$251,318	$2,752,336
Interest from affiliated issuers (Note 2)	123	64	127
Securities lending income from affiliated issuers (Note 2)	79,300	63,045	43,595

Total investment income	1,578,006	314,427	2,796,058

EXPENSES
Investment advisory fees (Note 2)	315,848	235,884	364,273

Total expenses	315,848	235,884	364,273

Net investment income	1,262,158	78,543	2,431,785

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(2,863,358)	(3,291,317)	(2,784,327)
In-kind redemptions	3,958,618	3,973,414	3,663,084

Net realized gain	1,095,260	682,097	878,757

Net change in unrealized appreciation (depreciation)	51,403,307	27,846,664	54,572,680

Net realized and unrealized gain	52,498,567	28,528,761	55,451,437

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,760,725	$28,607,304	$57,883,222

See notes to financial statements.

60	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Morningstar Large Core Index Fund		iShares Morningstar Large Growth Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,975,473	$4,724,147	$3,383,662	$3,621,851
Net realized loss	(8,728,504)	(21,144,287)	(138,621)	(82,202,932)
Net change in unrealized appreciation (depreciation)	79,004,375	(51,205,833)	117,720,450	(104,897,551)

Net increase (decrease) in net assets resulting from operations	75,251,344	(67,625,973)	120,965,491	(183,478,632)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,937,681)	(4,681,321)	(3,369,795)	(3,487,784)

Total distributions to shareholders	(4,937,681)	(4,681,321)	(3,369,795)	(3,487,784)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	24,698,267	110,529,965	78,468,536	88,439,985
Cost of shares redeemed	(25,291,714)	(24,909,691)	(80,711,722)	(64,056,053)

Net increase (decrease) in net assets from capital share transactions	(593,447)	85,620,274	(2,243,186)	24,383,932

INCREASE (DECREASE) IN NET ASSETS	69,720,216	13,312,980	115,352,510	(162,582,484)

NET ASSETS
Beginning of year	195,880,259	182,567,279	331,584,502	494,166,986

End of year	$265,600,475	$195,880,259	$446,937,012	$331,584,502

Undistributed net investment income included in net assets at end of year	$280,487	$242,695	$332,457	$318,590

SHARES ISSUED AND REDEEMED
Shares sold	450,000	1,950,000	1,400,000	1,600,000
Shares redeemed	(400,000)	(500,000)	(1,500,000)	(1,500,000)

Net increase (decrease) in shares outstanding	50,000	1,450,000	(100,000)	100,000

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Large Value Index Fund		iShares Morningstar Mid Core Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,448,805	$7,569,655	$1,547,495	$1,325,596
Net realized loss	(17,655,423)	(58,860,112)	(3,888,801)	(21,696,092)
Net change in unrealized appreciation (depreciation)	67,150,642	(59,712,346)	43,600,539	(27,252,269)

Net increase (decrease) in net assets resulting from operations	54,944,024	(111,002,803)	41,259,233	(47,622,765)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,548,823)	(7,669,500)	(1,543,039)	(1,505,024)

Total distributions to shareholders	(5,548,823)	(7,669,500)	(1,543,039)	(1,505,024)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	40,739,055	88,434,627	12,032,368	48,656,778
Cost of shares redeemed	(36,842,957)	(70,571,313)	(3,615,700)	(48,053,120)

Net increase in net assets from capital share transactions	3,896,098	17,863,314	8,416,668	603,658

INCREASE (DECREASE) IN NET ASSETS	53,291,299	(100,808,989)	48,132,862	(48,524,131)

NET ASSETS
Beginning of year	159,308,416	260,117,405	77,659,324	126,183,455

End of year	$212,599,715	$159,308,416	$125,792,186	$77,659,324

Undistributed net investment income included in net assets at end of year	$388,683	$488,701	$4,456	$768

SHARES ISSUED AND REDEEMED
Shares sold	800,000	1,600,000	200,000	650,000
Shares redeemed	(700,000)	(1,350,000)	(50,000)	(700,000)

Net increase (decrease) in shares outstanding	100,000	250,000	150,000	(50,000)

See notes to financial statements.

62	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Mid Growth Index Fund		iShares Morningstar Mid Value Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$472,348	$1,016,357	$2,416,771	$3,030,887
Net realized loss	(20,797,725)	(112,429,076)	(2,711,302)	(27,118,957)
Net change in unrealized appreciation (depreciation)	81,409,210	(80,740,796)	43,763,411	(17,220,583)

Net increase (decrease) in net assets resulting from operations	61,083,833	(192,153,515)	43,468,880	(41,308,653)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(536,637)	(1,050,594)	(2,280,127)	(3,038,152)
Return of capital	(9,588)	–	–	–

Total distributions to shareholders	(546,225)	(1,050,594)	(2,280,127)	(3,038,152)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	41,780,079	137,039,621	37,155,302	23,084,880
Cost of shares redeemed	(129,025,777)	(235,850,683)	(12,338,026)	(35,916,948)

Net increase (decrease) in net assets from capital share transactions	(87,245,698)	(98,811,062)	24,817,276	(12,832,068)

INCREASE (DECREASE) IN NET ASSETS	(26,708,090)	(292,015,171)	66,006,029	(57,178,873)

NET ASSETS
Beginning of year	195,613,366	487,628,537	69,647,061	126,825,934

End of year	$168,905,276	$195,613,366	$135,653,090	$69,647,061

Undistributed net investment income included in net assets at end of year	$–	$64,518	$187,171	$50,527

SHARES ISSUED AND REDEEMED
Shares sold	550,000	1,550,000	600,000	350,000
Shares redeemed	(1,950,000)	(3,250,000)	(200,000)	(600,000)

Net increase (decrease) in shares outstanding	(1,400,000)	(1,700,000)	400,000	(250,000)

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small Core Index Fund		iShares Morningstar Small Growth Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,262,158	$970,525	$78,543	$300,262
Net realized gain (loss)	1,095,260	(26,141,247)	682,097	(20,710,863)
Net change in unrealized appreciation (depreciation)	51,403,307	(16,007,471)	27,846,664	(7,207,747)

Net increase (decrease) in net assets resulting from operations	53,760,725	(41,178,193)	28,607,304	(27,618,348)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,274,579)	(993,379)	(93,392)	(326,391)
Return of capital	(13,525)	–	(8,792)	–

Total distributions to shareholders	(1,288,104)	(993,379)	(102,184)	(326,391)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	64,449,023	44,835,888	12,093,091	31,278,232
Cost of shares redeemed	(17,589,892)	(24,257,381)	(15,925,104)	(6,538,455)

Net increase (decrease) in net assets from capital share transactions	46,859,131	20,578,507	(3,832,013)	24,739,777

INCREASE (DECREASE) IN NET ASSETS	99,331,752	(21,593,065)	24,673,107	(3,204,962)

NET ASSETS
Beginning of year	80,549,948	102,143,013	66,162,012	69,366,974

End of year	$179,881,700	$80,549,948	$90,835,119	$66,162,012

Undistributed net investment income included in net assets at end of year	$–	$12,438	$–	$14,849

SHARES ISSUED AND REDEEMED
Shares sold	950,000	600,000	200,000	500,000
Shares redeemed	(250,000)	(400,000)	(250,000)	(150,000)

Net increase (decrease) in shares outstanding	700,000	200,000	(50,000)	350,000

See notes to financial statements.

64	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small Value Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,431,785	$2,319,109
Net realized gain (loss)	878,757	(24,100,571)
Net change in unrealized appreciation (depreciation)	54,572,680	(14,393,817)

Net increase (decrease) in net assets resulting from operations	57,883,222	(36,175,279)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,325,977)	(2,569,440)

Total distributions to shareholders	(2,325,977)	(2,569,440)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	87,901,713	17,573,133
Cost of shares redeemed	(13,102,151)	(7,607,970)

Net increase in net assets from capital share transactions	74,799,562	9,965,163

INCREASE (DECREASE) IN NET ASSETS	130,356,807	(28,779,556)

NET ASSETS
Beginning of year	65,093,661	93,873,217

End of year	$195,450,468	$65,093,661

Undistributed net investment income included in net assets at end of year	$105,808	$–

SHARES ISSUED AND REDEEMED
Shares sold	1,350,000	250,000
Shares redeemed	(200,000)	(200,000)

Net increase in shares outstanding	1,150,000	50,000

See notes to financial statements.

FINANCIAL STATEMENTS	65

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Core Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$50.88	$76.07	$78.37	$69.40	$62.68

Income from investment operations:
Net investment income	1.22 [a]	1.50 [a]	1.42 [a]	1.16 [a]	0.98
Net realized and unrealized gain (loss)	17.22	(25.24)	(2.35)	8.92	6.71

Total from investment operations	18.44	(23.74)	(0.93)	10.08	7.69

Less distributions from:
Net investment income	(1.22)	(1.45)	(1.37)	(1.11)	(0.97)

Total distributions	(1.22)	(1.45)	(1.37)	(1.11)	(0.97)

Net asset value, end of year	$68.10	$50.88	$76.07	$78.37	$69.40

Total return	36.53%	(31.43)%	(1.25)%	14.66%	12.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$265,600	$195,880	$182,567	$160,652	$86,749
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.00%	2.57%	1.81%	1.59%	1.58%
Portfolio turnover rate[b]	32%	40%	35%	39%	15%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Growth Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$44.51	$67.23	$67.59	$61.79	$54.98

Income from investment operations:
Net investment income	0.47 [a]	0.47 [a]	0.32 [a]	0.35 [a]	0.24
Net realized and unrealized gain (loss)	16.30	(22.74)	(0.40)	5.80	6.80

Total from investment operations	16.77	(22.27)	(0.08)	6.15	7.04

Less distributions from:
Net investment income	(0.47)	(0.45)	(0.28)	(0.35)	(0.23)

Total distributions	(0.47)	(0.45)	(0.28)	(0.35)	(0.23)

Net asset value, end of year	$60.81	$44.51	$67.23	$67.59	$61.79

Total return	37.81%	(33.16)%	(0.14)%	10.00%	12.81%

Ratios/Supplemental data:
Net assets, end of year (000s)	$446,937	$331,585	$494,167	$294,003	$203,907
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	0.87%	0.91%	0.46%	0.56%	0.44%
Portfolio turnover rate[b]	24%	35%	31%	28%	24%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Value Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$43.65	$76.51	$86.96	$74.28	$65.09

Income from investment operations:
Net investment income	1.47 [a]	2.10 [a]	2.52 [a]	2.18 [a]	1.79
Net realized and unrealized gain (loss)	13.07	(32.84)	(10.36)	12.56	9.17

Total from investment operations	14.54	(30.74)	(7.84)	14.74	10.96

Less distributions from:
Net investment income	(1.50)	(2.12)	(2.61)	(2.06)	(1.77)

Total distributions	(1.50)	(2.12)	(2.61)	(2.06)	(1.77)

Net asset value, end of year	$56.69	$43.65	$76.51	$86.96	$74.28

Total return	33.70%	(40.70)%	(9.20)%	20.14%	17.05%

Ratios/Supplemental data:
Net assets, end of year (000s)	$212,600	$159,308	$260,117	$439,134	$148,561
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.83%	3.83%	3.03%	2.70%	2.89%
Portfolio turnover rate[b]	31%	29%	23%	22%	17%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Core Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$51.77	$81.41	$88.58	$78.01	$63.05

Income from investment operations:
Net investment income	0.95 [a]	0.86 [a]	0.68 [a]	1.10 [a]	0.91
Net realized and unrealized gain (loss)	24.47	(29.52)	(7.22)	10.57	14.96

Total from investment operations	25.42	(28.66)	(6.54)	11.67	15.87

Less distributions from:
Net investment income	(0.95)	(0.98)	(0.63)	(1.00)	(0.88)
Return of capital	–	–	–	(0.10)	(0.03)

Total distributions	(0.95)	(0.98)	(0.63)	(1.10)	(0.91)

Net asset value, end of year	$76.24	$51.77	$81.41	$88.58	$78.01

Total return	49.44%	(35.29)%	(7.41)%	15.09%	25.26%

Ratios/Supplemental data:
Net assets, end of year (000s)	$125,792	$77,659	$126,183	$146,153	$105,319
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.49%	1.40%	0.80%	1.38%	1.26%
Portfolio turnover rate[b]	46%	60%	53%	53%	19%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Growth Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$57.53	$95.61	$92.52	$85.38	$62.58

Income from investment operations:
Net investment income	0.21 [a]	0.23 [a]	0.21 [a]	0.16 [a]	0.13
Net realized and unrealized gain (loss)	26.93	(38.07)	3.12	7.31	22.80

Total from investment operations	27.14	(37.84)	3.33	7.47	22.93

Less distributions from:
Net investment income	(0.22)	(0.24)	(0.20)	(0.33)	(0.13)
Return of capital	(0.00)[b]	–	(0.04)	–	–

Total distributions	(0.22)	(0.24)	(0.24)	(0.33)	(0.13)

Net asset value, end of year	$84.45	$57.53	$95.61	$92.52	$85.38

Total return	47.28%	(39.60)%	3.59%	8.78%	36.67%

Ratios/Supplemental data:
Net assets, end of year (000s)	$168,905	$195,613	$487,629	$235,917	$204,914
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.30%	0.32%	0.22%	0.19%	0.23%
Portfolio turnover rate[c]	45%	49%	34%	50%	21%

[a]	Based on average shares outstanding throughout the period.
[b]	Rounds to less than $0.01.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Value Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$48.03	$74.60	$91.74	$79.63	$66.83

Income from investment operations:
Net investment income[a]	1.46	1.93	1.81	1.88	1.81
Net realized and unrealized gain (loss)	25.19	(26.56)	(17.02)	11.84	12.79

Total from investment operations	26.65	(24.63)	(15.21)	13.72	14.60

Less distributions from:
Net investment income	(1.35)	(1.94)	(1.93)	(1.61)	(1.80)

Total distributions	(1.35)	(1.94)	(1.93)	(1.61)	(1.80)

Net asset value, end of year	$73.33	$48.03	$74.60	$91.74	$79.63

Total return	56.05%	(33.26)%	(16.79)%	17.46%	22.07%

Ratios/Supplemental data:
Net assets, end of year (000s)	$135,653	$69,647	$126,826	$178,902	$99,535
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.37%	3.37%	2.17%	2.25%	2.42%
Portfolio turnover rate[b]	41%	61%	37%	43%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Core Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$53.70	$78.57	$90.24	$82.87	$62.20

Income from investment operations:
Net investment income	0.67 [a]	0.65 [a]	0.73 [a]	0.53 [a]	0.73
Net realized and unrealized gain (loss)	28.06	(24.88)	(11.70)	7.40	20.62

Total from investment operations	28.73	(24.23)	(10.97)	7.93	21.35

Less distributions from:
Net investment income	(0.66)	(0.64)	(0.70)	(0.46)	(0.68)
Return of capital	(0.01)	–	–	(0.10)	–

Total distributions	(0.67)	(0.64)	(0.70)	(0.56)	(0.68)

Net asset value, end of year	$81.76	$53.70	$78.57	$90.24	$82.87

Total return	53.72%	(30.86)%	(12.22)%	9.62%	34.47%

Ratios/Supplemental data:
Net assets, end of year (000s)	$179,882	$80,550	$102,143	$157,918	$91,157
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.00%	1.08%	0.86%	0.63%	1.04%
Portfolio turnover rate[b]	66%	73%	62%	73%	45%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Growth Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$50.89	$73.02	$78.81	$76.85	$56.40

Income from investment operations:
Net investment income	0.06 [a]	0.27 [a]	0.24 [a]	0.02 [a]	0.01
Net realized and unrealized gain (loss)	21.80	(22.13)	(5.78)	1.94	20.45

Total from investment operations	21.86	(21.86)	(5.54)	1.96	20.46

Less distributions from:
Net investment income	(0.07)	(0.27)	(0.25)	–	–
Return of capital	(0.01)	–	–	–	(0.01)

Total distributions	(0.08)	(0.27)	(0.25)	–	(0.01)

Net asset value, end of year	$72.67	$50.89	$73.02	$78.81	$76.85

Total return	42.98%	(29.91)%	(7.05)%	2.55%	36.27%

Ratios/Supplemental data:
Net assets, end of year (000s)	$90,835	$66,162	$69,367	$70,927	$76,853
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.10%	0.47%	0.31%	0.03%	0.01%
Portfolio turnover rate[b]	57%	56%	59%	59%	38%

[a]	Based on average shares outstanding throughout the period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Value Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006
Net asset value, beginning of year	$48.22	$72.21	$85.00	$77.78	$62.37

Income from investment operations:
Net investment income[a]	1.28	1.62	1.82	1.85	1.55
Net realized and unrealized gain (loss)	29.85	(23.83)	(12.81)	7.06	15.31

Total from investment operations	31.13	(22.21)	(10.99)	8.91	16.86

Less distributions from:
Net investment income	(1.17)	(1.78)	(1.80)	(1.69)	(1.45)

Total distributions	(1.17)	(1.78)	(1.80)	(1.69)	(1.45)

Net asset value, end of year	$78.18	$48.22	$72.21	$85.00	$77.78

Total return	65.11%	(30.92)%	(13.08)%	11.63%	27.24%

Ratios/Supplemental data:
Net assets, end of year (000s)	$195,450	$65,094	$93,873	$135,998	$81,664
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.00%	2.95%	2.35%	2.31%	2.16%
Portfolio turnover rate[b]	57%	70%	66%	56%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares Morningstar Large Core, iShares Morningstar Large Growth, iShares Morningstar Large Value, iShares Morningstar Mid Core, iShares Morningstar Mid Growth, iShares Morningstar Mid Value, iShares Morningstar Small Core, iShares Morningstar Small Growth and iShares Morningstar Small Value Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a diversified fund under the 1940 Act, except for the iShares Morningstar Large Core, iShares Morningstar Large Growth and iShares Morningstar Large Value Index Funds, which are classified as non-diversified funds. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritize the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

76	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2010, the values of each Fund’s investments were classified as Level 1 Prices. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2010, the tax year-end of the Funds, the components of net accumulated losses on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Accumulated Losses
Morningstar Large Core	$280,487	$29,949,231	$(36,913,307)	$(6,683,589)
Morningstar Large Growth	332,457	19,499,758	(102,079,738)	(82,247,523)
Morningstar Large Value	388,683	(30,750,883)	(57,125,189)	(87,487,389)
Morningstar Mid Core	4,456	16,728,568	(40,217,347)	(23,484,323)
Morningstar Mid Growth	–	4,091,969	(125,579,529)	(121,487,560)
Morningstar Mid Value	187,171	5,806,966	(29,919,415)	(23,925,278)
Morningstar Small Core	–	24,220,510	(33,420,970)	(9,200,460)
Morningstar Small Growth	–	10,378,402	(24,079,235)	(13,700,833)
Morningstar Small Value	105,808	27,178,104	(28,129,660)	(845,748)

For the years ended April 30, 2010 and April 30, 2009, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2010.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

From November 1, 2009 to April 30, 2010, certain Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2011, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses

Morningstar Large Core	$974,800
Morningstar Large Growth	3,237,053
Morningstar Large Value	198,080
Morningstar Mid Core	1,618,489

iShares Index Fund	Deferred Net Realized Capital Losses

Morningstar Mid Growth	$4,847,293
Morningstar Mid Value	2,070,119
Morningstar Small Growth	2,241,528
Morningstar Small Value	3,256,711

The Funds had tax basis net capital loss carryforwards as of April 30, 2010, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Total
Morningstar Large Core	$–	$–	$524,365	$–	$3,825,640	$31,588,502	$35,938,507
Morningstar Large Growth	54,115	754,949	3,087,927	881,226	27,706,178	66,358,290	98,842,685
Morningstar Large Value	18,851	35,116	468,973	672,390	19,478,955	36,252,824	56,927,109
Morningstar Mid Core	20,026	126,713	2,019,941	326,747	15,009,868	21,095,563	38,598,858
Morningstar Mid Growth	14,863	105,739	132,199	4,115,856	27,347,957	89,015,622	120,732,236
Morningstar Mid Value	9,742	204,827	558,361	704,710	9,919,905	16,451,751	27,849,296
Morningstar Small Core	–	–	3,008,842	–	8,450,337	21,961,791	33,420,970
Morningstar Small Growth	–	–	2,843,017	–	2,841,391	16,153,299	21,837,707
Morningstar Small Value	18,678	142,621	1,039,496	1,649,102	8,276,942	13,746,110	24,872,949

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

For the year ended April 30, 2010, the Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the year ended April 30, 2010 are disclosed in the Funds’ Statements of Operations.

78	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2010, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Morningstar Large Core	$243,394,131	$33,489,705	$(3,540,474)	$29,949,231
Morningstar Large Growth	429,002,586	42,463,675	(22,963,917)	19,499,758
Morningstar Large Value	243,561,434	2,185,298	(32,936,181)	(30,750,883)
Morningstar Mid Core	111,972,705	21,139,448	(4,410,880)	16,728,568
Morningstar Mid Growth	170,687,955	20,122,709	(16,030,740)	4,091,969
Morningstar Mid Value	131,951,659	15,051,737	(9,244,771)	5,806,966
Morningstar Small Core	161,323,031	30,401,847	(6,181,337)	24,220,510
Morningstar Small Growth	86,380,250	15,256,429	(4,878,027)	10,378,402
Morningstar Small Value	175,586,840	31,027,901	(3,849,797)	27,178,104

Management has reviewed the tax positions as of April 30, 2010, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A., and certain affiliated companies to BlackRock, Inc. (“BlackRock”, and such sale, the “Transaction”). BTC is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Under the 1940 Act, upon completion of the Transaction on December 1, 2009, each Fund’s investment advisory agreement with BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, was automatically terminated. The Board and shareholders of the Funds approved a new investment advisory agreement with BFA. The investment advisory fee rates and expense arrangements for the Funds remained the same after the Transaction.

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee
Morningstar Large Core	0.20%
Morningstar Large Growth	0.25
Morningstar Large Value	0.25
Morningstar Mid Core	0.25
Morningstar Mid Growth	0.30

iShares Index Fund	Investment Advisory Fee
Morningstar Mid Value	0.30%
Morningstar Small Core	0.25
Morningstar Small Growth	0.30
Morningstar Small Value	0.30

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended April 30, 2010, BTC earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees
Morningstar Large Core	$1,518
Morningstar Large Growth	9,462
Morningstar Large Value	163,062
Morningstar Mid Core	38,536
Morningstar Mid Growth	32,742

iShares Index Fund	Securities Lending Agent Fees
Morningstar Mid Value	$34,343
Morningstar Small Core	53,744
Morningstar Small Growth	52,076
Morningstar Small Value	30,963

Cross trades for the year ended April 30, 2010, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

Investments in issuers considered to be an affiliate of the Funds (excluding short-term investments) for the period December 1, 2009 to April 30, 2010, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Period (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Period (in 000s)	Value at End of Period	Dividend Income	Net Realized Gain (Loss)

Morningstar Large Core
PNC Financial Services Group Inc. (The)	40	6	2	44	$2,965,709	$8,563	$48,704

80	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Period (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Period (in 000s)	Value at End of Period	Dividend Income	Net Realized Gain (Loss)

Morningstar Large Growth
BlackRock Inc.	–	8	1	7	$1,238,688	$6,581	$(2,982)

Morningstar Mid Growth
BlackRock Inc.	4	4	8	–	$–	$–	$324,454

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2010 were as follows:

iShares Index Fund	Purchases	Sales
Morningstar Large Core	$77,908,622	$77,877,091
Morningstar Large Growth	99,401,535	94,820,688
Morningstar Large Value	61,570,374	58,309,143
Morningstar Mid Core	47,739,226	46,928,717
Morningstar Mid Growth	71,250,124	70,348,166
Morningstar Mid Value	43,220,238	41,102,704
Morningstar Small Core	84,701,226	82,542,074
Morningstar Small Growth	45,494,916	44,248,612
Morningstar Small Value	70,280,674	68,820,704

In-kind transactions (see Note 4) for the year ended April 30, 2010 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Morningstar Large Core	$24,633,752	$25,240,490
Morningstar Large Growth	78,344,983	80,573,876
Morningstar Large Value	40,537,009	36,742,209
Morningstar Mid Core	11,952,941	3,585,904
Morningstar Mid Growth	41,220,813	128,619,925
Morningstar Mid Value	36,673,771	12,313,977
Morningstar Small Core	64,035,641	17,504,525
Morningstar Small Growth	11,970,544	15,880,811
Morningstar Small Value	86,561,866	12,953,787

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the relevant Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

As of April 30, 2010, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The market value of the securities on loan as of April 30, 2010 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BTC as securities lending agent.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

82	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Morningstar Large Core Index Fund, iShares Morningstar Large Growth Index Fund, iShares Morningstar Large Value Index Fund, iShares Morningstar Mid Core Index Fund, iShares Morningstar Mid Growth Index Fund, iShares Morningstar Mid Value Index Fund, iShares Morningstar Small Core Index Fund, iShares Morningstar Small Growth Index Fund and iShares Morningstar Small Value Index Fund, each a fund of iShares Trust (the “Funds”), at April 30, 2010, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	83

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2010 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction

Morningstar Large Core	100.00%

Morningstar Large Growth	100.00

Morningstar Large Value	100.00

Morningstar Mid Core	81.15

Morningstar Mid Growth	87.98

iShares Index Fund	Dividends- Received Deduction

Morningstar Mid Value	89.35%

Morningstar Small Core	85.77

Morningstar Small Growth	100.00

Morningstar Small Value	71.01

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2010:

iShares Index Fund	Qualified Dividend Income

Morningstar Large Core	$4,937,681

Morningstar Large Growth	3,369,795

Morningstar Large Value	5,548,823

Morningstar Mid Core	1,304,157

Morningstar Mid Growth	536,637

iShares Index Fund	Qualified Dividend Income

Morningstar Mid Value	$2,245,743

Morningstar Small Core	1,123,468

Morningstar Small Growth	93,392

Morningstar Small Value	1,845,041

In February 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2010. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

84	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Funds will send you a Form 1099-DIV each calendar year that will tell you how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Morningstar Large Core	$1.21342	$–	$0.00583	$1.21925	100%	–%	–%	100%
Morningstar Large Growth	0.46511	–	0.00140	0.46651	100	–	–	100
Morningstar Mid Core	0.88288	–	0.06433	0.94721	93	–	7	100
Morningstar Mid Growth	0.21925	–	0.00403	0.22328	98	–	2	100
Morningstar Mid Value	1.30940	–	0.03753	1.34693	97	–	3	100
Morningstar Small Core	0.61304	–	0.05200	0.66504	92	–	8	100
Morningstar Small Growth	0.08162	–	0.00028	0.08190	100	–	–	100
Morningstar Small Value	1.10495	–	0.06733	1.17228	94	–	6	100

SUPPLEMENTAL INFORMATION	85

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Morningstar Large Core Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	11	0.84
Between 0.5% and –0.5%	1,293	98.01
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08

	1,319	100.00%

86	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Large Growth Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.23%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and –0.5%	1,297	98.31
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5%	1	0.08

	1,319	100.00%

iShares Morningstar Large Value Index Fund Period Covered: January 1, 2005 through March 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.23%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	17	1.29
Between 0.5% and –0.5%	1,284	97.32
Less than –0.5% and Greater than –1.0%	8	0.61
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	87

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Mid Core Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.15%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and –0.5%	1,298	98.40
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08

	1,319	100.00%

iShares Morningstar Mid Growth Index Fund Period Covered: January 1, 2005 through March 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	4	0.30%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	11	0.84
Between 0.5% and –0.5%	1,291	97.87
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0%	2	0.15

	1,319	100.00%

88	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Mid Value Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	9	0.68
Between 0.5% and –0.5%	1,292	97.96
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0%	2	0.15

	1,319	100.00%

iShares Morningstar Small Core Index Fund Period Covered: January 1, 2005 through March 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.23%
Greater than 1.5% and Less than 2.0%	4	0.30
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	7	0.53
Between 0.5% and –0.5%	1,288	97.65
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	5	0.38
Less than –1.5%	3	0.23

	1,319	100.00%

SUPPLEMENTAL INFORMATION	89

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small Growth Index Fund

Period Covered: January 1, 2005 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	8	0.61%
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	10	0.76
Between 0.5% and –0.5%	1,279	96.94
Less than –0.5% and Greater than –1.0%	8	0.61
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0%	1	0.08

	1,319	100.00%

iShares Morningstar Small Value Index Fund Period Covered: January 1, 2005 through March 31, 2010
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	6	0.45%
Greater than 1.0% and Less than 1.5%	6	0.45
Greater than 0.5% and Less than 1.0%	15	1.14
Between 0.5% and –0.5%	1,274	96.61
Less than –0.5% and Greater than –1.0%	12	0.89
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5%	1	0.08

	1,319	100.00%

90	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed.

iShares Trust, iShares, Inc., BlackRock Funds III (formerly, Barclays Global Investors Funds) and Master Investment Portfolio (“MIP”), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and, as a result, oversees 201 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Robert S. Kapito (53)	Trustee (since 2009)	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); Chairman, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2007).

**Michael Latham (44)	Trustee (since 2010); President (since 2007).	Managing Director, BTC (since 2009); Head of Americas iShares, BGI (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010).

*	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
**	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	91

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker (71)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Independent Chairman of iShares, Inc. (since 2010); Director of Continental Airlines Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

Darrell Duffie (56)	Trustee (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Director of iShares, Inc. (since 2008); Director of Moody’s Corp. (since 2008).

Cecilia H. Herbert (61)	Trustee (since 2005).	Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School; Chair of Investment Committee, Archdiocese of San Francisco (1994-2005).	Director of iShares, Inc. (since 2005); Director, Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (66)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002); Director of CSFB Alternative Investments Fund (6 portfolios) (since 2005).

John E. Kerrigan (54)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005).

John E. Martinez (49)	Trustee (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Director of iShares, Inc. (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

92	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Robert H. Silver (55)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007).

TRUSTEE AND OFFICER INFORMATION	93

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years
Geoffrey D. Flynn (53)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (50)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (42)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (47)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (47)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (44)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (37)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

94	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	95

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares Russell Domestic Index Funds	Trading Symbol
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Funds
iShares Dow Jones U.S.	IYY

iShares MSCI Domestic Index Funds
iShares MSCI USA	EUSA

iShares KLD Socially Responsible Index Funds
iShares FTSE KLD 400 Social	DSI
iShares FTSE KLD Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

iShares Domestic Specialty Index Funds	Trading Symbol
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology-Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

96	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

iShares International Country Index Funds	Trading Symbol
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares S&P India Nifty 50	INDY
iShares MSCI Indonesia Investable Market	EIDO
iShares MSCI Ireland Capped Investable Market	EIRL
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI All Peru Capped	EPU
iShares MSCI Poland Investable Market	EPOL
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares Target Date Index Funds	Trading Symbol
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares International/Global Sector Index Funds
iShares MSCI ACWI ex US Financials Sector	AXFN
iShares MSCI Emerging Markets Financials Sector	EMFN
iShares MSCI Emerging Markets Materials Sector	EMMT
iShares MSCI Europe Financials Sector	EUFN
iShares MSCI Far East Financials Sector	FEFN
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares International/Global Theme Based and Specialty Index Funds
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Emerging Markets Infrastructure	EMIF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD
iShares Dow Jones International Select Dividend	IDV

iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI
iShares 10+ Year Government/Credit	GLJ

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

iSHARES FAMILY OF FUNDS	97

The iShares® Family of Funds (Continued)

iShares U.S. Credit Bond Funds	Trading Symbol
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares 10+ Year Credit	CLY
iShares iBoxx $ High Yield Corporate	HYG

iShares AMT-Free Municipal Bond Funds	Trading Symbol
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF
iShares 2012 S&P AMT-Free Municipal Series	MUAA
iShares 2013 S&P AMT-Free Municipal Series	MUAB
iShares 2014 S&P AMT-Free Municipal Series	MUAC
iShares 2015 S&P AMT-Free Municipal Series	MUAD
iShares 2016 S&P AMT-Free Municipal Series	MUAE
iShares 2017 S&P AMT-Free Municipal Series	MUAF

iShares U.S. Securitized Bond Funds
iShares Barclays MBS	MBB

iShares International Bond Funds
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

The iShares Funds (“Funds”) are distributed by SEI Investments Distribution Co. (“SEI”). iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. The Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, JPMorgan Chase & Co., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Russell Investment Group or Standard & Poor’s, nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Developed Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2010 Annual Report.

iS-2809-0610

98	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2010 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-44-0410

2010 ANNUAL REPORT TO SHAREHOLDERS

iSHARES ® FTSE EPRA/NAREIT SERIES

iSHARES ® FTSE NAREIT SERIES

APRIL 30, 2010

»  Would you prefer to receive materials like this electronically?

See inside back cover for details.

iShares FTSE EPRA/NAREIT Developed Asia Index Fund  |  IFAS  |  NASDAQ

iShares FTSE EPRA/NAREIT Developed Europe Index Fund  |  IFEU  |  NASDAQ

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund  |  IFGL  |  NASDAQ

iShares FTSE EPRA/NAREIT North America Index Fund  |  IFNA  |  NASDAQ

iShares FTSE NAREIT Industrial/Office Capped Index Fund  |  FIO  |  NYSE Arca

iShares FTSE NAREIT Mortgage Plus Capped Index Fund  |  REM  |  NYSE Arca

iShares FTSE NAREIT Real Estate 50 Index Fund  |  FTY  |  NYSE Arca

iShares FTSE NAREIT Residential Plus Capped Index Fund  |  REZ  |  NYSE Arca

iShares FTSE NAREIT Retail Capped Index Fund  |  RTL  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
49.34%	46.96%	49.72%	(14.71)%	(15.07)%	(14.76)%	(32.48)%	(33.19)%	(32.56)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Real Estate Operating/Development	49.14%

REITs – Shopping Centers	15.59

REITs – Diversified	13.78

Real Estate Management/Services	8.23

REITs – Office Property	7.16

Diversified Operations	2.82

Hotels and Motels	1.87

REITs – Warehouse/Industrial	0.69

Short-Term and Other Net Assets	0.72

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Westfield Group (Australia)	10.18%

Sun Hung Kai Properties Ltd. (Hong Kong)	10.15

Mitsubishi Estate Co. Ltd. (Japan)	6.82

Mitsui Fudosan Co. Ltd. (Japan)	5.73

Sumitomo Realty & Development Co. Ltd. (Japan)	3.53

Hongkong Land Holdings Ltd. (Hong Kong)	3.30

Stockland Corp. Ltd. (Australia)	3.25

CapitaLand Ltd. (Singapore)	3.19

China Overseas Land & Investment Ltd. (Hong Kong)	2.98

Wharf (Holdings) Ltd. (The) (Hong Kong)	2.82

TOTAL	51.95%

The iShares FTSE EPRA/NAREIT Developed Asia Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Asia Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of Asian real estate markets defined by FTSE EPRA/NAREIT as developed (including Australia, Hong Kong, Japan, New Zealand, and Singapore). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 49.34%, while the total return for the Index was 49.72%.

International real estate stocks rallied sharply for the reporting period, advancing by nearly 50% and outpacing the gains of the broad foreign equity indexes. One factor favoring real estate stocks was a budding global economic recovery that began to take shape at the beginning of the reporting period and gradually gained momentum. International real estate stocks had fallen substantially in late 2008 and early 2009 as a severe global economic downturn led to declining occupancy rates for commercial properties. However, signs of economic stabilization began to appear early in the reporting period, and by the second half of 2009, many economies around the world had returned to positive growth after several quarters of economic contraction. The burgeoning global economic recovery provided a strong boost to foreign real estate stocks, increasing the likelihood of higher lease rates and rising commercial property values going forward.

International property-related companies also benefited from improving credit conditions, which enabled them to raise capital in both the equity and debt markets, easing concerns about near-term debt maturities and deteriorating balance sheets. As commercial property values generally declined on a global basis during the reporting period, the ability to raise capital provided many real estate companies with the financial strength to take advantage of bargain prices in the commercial property market.

As represented by the Index, Asian real estate stocks returned just under 50% for the reporting period, in line with the performance of the overall property sector. Real estate stocks in Australia and New Zealand, whose economies were among the first to recover, posted the best results. Singapore property stocks also fared well, benefiting from exposure to the resilient emerging economies along the Pacific Rim. The weaker performers among the countries represented in the Index were Hong Kong and Japan. Concerns about real estate reforms in China appeared to weigh on Hong Kong property stocks, while Japan’s economy continued to struggle, limiting the upside of Japanese real estate stocks.

2	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

Each of the Fund’s ten largest holdings as of April 30, 2010 posted double-digit gains for the reporting period. The best performer was Hong Kong-based property developer Hongkong Land Holdings Ltd., which was the only stock among the top ten to advance by more than 100%. Other top performers included Australian property development companies Stockland Corp. Ltd. and Westfield Group (the Fund’s largest holding as of April 30, 2010), along with Japanese real estate company Sumitomo Realty & Development Co. Ltd. The lesser performers among the Fund’s top ten holdings included two Hong Kong property developers – China Overseas Land & Investment Ltd. and Sun Hung Kai Properties Ltd.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
34.17%	34.13%	34.08%	(18.30)%	(18.58)%	(18.69)%	(39.29)%	(39.80)%	(39.97)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

4	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
REITs – Diversified	65.46%

Real Estate Management/Services	16.07

REITs – Office Property	7.69

Real Estate Operating/Development	6.39

REITs – Warehouse/Industrial	1.20

REITs – Shopping Centers	1.01

REITs – Storage	0.61

Storage/Warehousing	0.27

REITs – Health Care	0.25

Short-Term and Other Net Assets	1.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Unibail-Rodamco SE (France)	15.70%

Land Securities Group PLC (United Kingdom)	7.16

British Land Co. PLC (United Kingdom)	5.82

Corio NV (Netherlands)	4.89

Liberty International PLC (United Kingdom)	4.40

Hammerson PLC (United Kingdom)	3.86

Fonciere des Regions (France)	3.39

SEGRO PLC (United Kingdom)	3.26

Klepierre (France)	2.87

PSP Swiss Property AG Registered (Switzerland)	2.62

TOTAL	53.97%

The iShares FTSE EPRA/NAREIT Developed Europe Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Europe Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of European real estate markets defined by FTSE EPRA/NAREIT as developed (including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom (including the Channel Islands)). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 34.17%, while the total return for the Index was 34.08%.

International real estate stocks rallied sharply for the reporting period, advancing by nearly 50% and outpacing the gains of the broad foreign equity indexes. One factor favoring real estate stocks was a budding global economic recovery that began to take shape at the beginning of the reporting period and gradually gained momentum. International real estate stocks had fallen substantially in late 2008 and early 2009 as a severe global economic downturn led to declining occupancy rates for commercial properties. However, signs of economic stabilization began to appear early in the reporting period, and by the second half of 2009, many economies around the world had returned to positive growth after several quarters of economic contraction. The burgeoning global economic recovery provided a strong boost to foreign real estate stocks, increasing the likelihood of higher lease rates and rising commercial property values going forward.

International property-related companies also benefited from improving credit conditions, which enabled them to raise capital in both the equity and debt markets, easing concerns about near-term debt maturities and deteriorating balance sheets. As commercial property values generally declined on a global basis during the reporting period, the ability to raise capital provided many real estate companies with the financial strength to take advantage of bargain prices in the commercial property market.

As represented by the Index, European real estate stocks advanced by more than 30% but underperformed both the overall real estate sector and the broad international equity markets. This underperformance occurred primarily during the latter half of the reporting period, when sovereign debt issues in Greece and other European nations led to concerns about the sustainability of the continent’s economic recovery and the potential for worsening credit conditions. A decline in the euro versus the U.S. dollar and other major currencies also contributed to the underperformance of European real estate stocks. Nonetheless, the economic environment in Europe improved over the course of the reporting period, providing a relatively favorable backdrop for real estate stocks.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

Each of the Fund’s ten largest holdings as of April 30, 2010 posted double-digit gains for the reporting period. The top performers were two French property companies – Fonciere des Regions, which owns office properties, and Klepierre, which focuses on shopping malls and office properties. U.K. property company SEGRO PLC, an owner of office and industrial properties, and Dutch retail property owner Corio NV also performed well during the reporting period. Weaker performers among the Fund’s top ten holdings included British Land Co. PLC, a U.K. property developer, and Land Securities Group PLC, the largest commercial property company in the U.K.

6	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
48.08%	47.32%	47.87%	(14.89)%	(15.27)%	(15.12)%	(32.83)%	(33.57)%	(33.26)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
Real Estate Operating/Development	35.99%

REITs – Diversified	27.91

REITs – Shopping Centers	12.72

Real Estate Management/Services	9.82

REITs – Office Property	7.10

Diversified Operations	1.91

Hotels and Motels	1.35

REITs – Apartments	0.86

REITs – Warehouse/Industrial	0.74

REITs – Health Care	0.45

REITs – Storage	0.16

REITs – Hotels	0.15

Storage/Warehousing	0.05

Short-Term and Other Net Assets	0.79

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Sun Hung Kai Properties Ltd. (Hong Kong)	6.87%

Westfield Group (Australia)	6.80

Mitsubishi Estate Co. Ltd. (Japan)	4.41

Unibail-Rodamco SE (France)	4.10

Mitsui Fudosan Co. Ltd. (Japan)	3.88

Hongkong Land Holdings Ltd. (Hong Kong)	2.23

Stockland Corp. Ltd. (Australia)	2.18

Sumitomo Realty & Development Co. Ltd. (Japan)	2.15

CapitaLand Ltd. (Singapore)	2.10

China Overseas Land & Investment Ltd. (Hong Kong)	1.93

TOTAL	36.65%

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of the following real estate markets defined as developed by FTSE EPRA/NAREIT: Canada, Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom (including the Channel Islands)), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand, and Singapore). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 48.08%, while the total return for the Index was 47.87%.

As represented by the Index, international real estate stocks rallied sharply for the reporting period, advancing by nearly 50% and outpacing the gains of the broad foreign equity indexes. One factor favoring real estate stocks was a budding global economic recovery that began to take shape at the beginning of the reporting period and gradually gained momentum. International real estate stocks had fallen substantially in late 2008 and early 2009 as a severe global economic downturn led to declining occupancy rates for commercial properties. However, signs of economic stabilization began to appear early in the reporting period, and by the second half of 2009, many economies around the world had returned to positive growth after several quarters of economic contraction. The burgeoning global economic recovery provided a strong boost to foreign real estate stocks, increasing the likelihood of higher lease rates and rising commercial property values going forward.

International property-related companies also benefited from improving credit conditions, which enabled them to raise capital in both the equity and debt markets, easing concerns about near-term debt maturities and deteriorating balance sheets. As commercial property values generally declined on a global basis during the reporting period, the ability to raise capital provided many real estate companies with the financial strength to take advantage of bargain prices in the commercial property market.

8	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

Among the regions represented in the Index, Canada’s real estate stocks generated the best returns. The Canadian economy was among the first to recover, producing a favorable backdrop for the country’s real estate firms. Property-related stocks in the Asia/Pacific region – which comprised more than 60% of the Index as of April 30, 2010 – also fared well during the reporting period as economies along the Pacific Rim remained resilient. European real estate stocks underperformed, particularly over the last half of the reporting period as sovereign debt issues in Greece and other European nations led to concerns about the sustainability of the continent’s economic recovery and the potential for worsening credit conditions.

Each of the Fund’s ten largest holdings as of April 30, 2010 posted double-digit gains for the reporting period. The best performer was Hong Kong-based property developer Hongkong Land Holdings Ltd., which was the only stock among the top ten to advance by more than 100%. Other top performers included Australian property development companies Stockland Corp. Ltd. and Westfield Group, along with Japanese real estate company Sumitomo Realty & Development Co. Ltd. The weaker performers among the Fund’s top ten holdings included Hong Kong property developer China Overseas Land & Investment Ltd. and French real estate company Unibail-Rodamco SE.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
72.16%	71.31%	71.18%	(5.85)%	(5.81)%	(7.06)%	(13.83)%	(13.75)%	(16.53)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

10	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
REITs – Apartments	14.89%

REITs – Diversified	13.72

REITs – Office Property	12.46

REITs – Health Care	12.16

REITs – Regional Malls	11.78

REITs – Shopping Centers	11.03

REITs – Hotels	6.70

REITs – Storage	5.01

REITs – Warehouse/Industrial	4.58

Real Estate Operating/Development	2.79

REITs – Outlet Centers	2.17

Private Corrections Facilities	0.77

REITs – Manufactured Homes	0.71

Hotels and Motels	0.40

Real Estate Management/Services	0.40

Medical – Nursing Homes	0.11

Short-Term and Other Net Assets	0.32

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Simon Property Group Inc.	8.34%

Vornado Realty Trust	4.84

Equity Residential	4.12

Public Storage	4.00

Boston Properties Inc.	3.53

Host Hotels & Resorts Inc.	3.43

HCP Inc.	3.04

AvalonBay Communities Inc.	2.74

Ventas Inc.	2.39

Kimco Realty Corp.	2.02

TOTAL	38.45%

The iShares FTSE EPRA/NAREIT North America Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT North America Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of the North American real estate market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 72.16%, while the total return for the Index was 71.18%.

As represented by the Index, North American real estate investment trusts (REITs) rallied sharply for the reporting period, advancing by more than 70%. One factor favoring REITs was a budding economic recovery that began to take shape at the beginning of the reporting period and gradually gained momentum. REITs had fallen substantially in late 2008 and early 2009 as a severe economic downturn, primarily in the U.S. but to a lesser extent in Canada, led to declining occupancy rates for commercial properties. However, signs of economic stabilization began to appear early in the reporting period, and by the third quarter of 2009, both the U.S. and Canadian economies registered positive economic growth after four consecutive quarters of economic contraction. The positive growth continued into the first quarter of 2010 as manufacturing activity increased, consumer spending improved, and the double-digit unemployment rate began to decline. The burgeoning economic recovery provided a strong boost to the REIT sector, increasing the likelihood of higher lease rates and rising commercial property values going forward.

REITs also benefited from improving credit conditions, which enabled REITs to raise capital in both the equity and debt markets, easing concerns about near-term debt maturities and deteriorating balance sheets. As commercial property values generally declined during the reporting period, the ability to raise capital provided many REITs with the financial strength to take advantage of bargain prices in the commercial property market.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

The best performers during the reporting period were hotel REITs, which tend to have the greatest economic sensitivity and benefited from a rebound in business and leisure travel. Apartment REITs also fared well as a further increase in mortgage delinquencies and foreclosures fueled demand for rental housing. Office REITs saw occupancy rates begin to rise due, in part, to stabilizing employment figures. Retail REITs were mixed – those owning regional malls rallied sharply on a pick-up in consumer spending, but REITs focused on shopping centers anchored by staples such as grocery or drug stores did not benefit as much from increased consumer demand. The weakest performers were health care REITs, which comprise the least economically sensitive segment of the REIT market.

Each of the Fund’s ten largest holdings as of April 30, 2010 gained more than 30% for the reporting period. The top performers were hotel REIT Host Hotels & Resorts Inc. and apartment REIT Equity Residential, both of which posted triple-digit gains. Apartment REIT AvalonBay Communities Inc. and health care REIT Ventas Inc. also produced robust gains for the reporting period. The weaker performers among the Fund’s ten largest holdings on a relative basis included retail REIT Kimco Realty Corp., which owns strip malls, and self-storage REIT Public Storage.

12	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
62.09%	63.50%	62.99%	(15.43)%	(15.47)%	(16.09)%	(39.53)%	(39.59)%	(40.90)%

Index performance reflects the performance of the FTSE NAREIT Industrial/Office Index through March 1, 2009 and the FTSE NAREIT Industrial/Office Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
REITs – Office Property	63.70%

REITs – Warehouse/Industrial	23.02

REITs – Diversified	13.09

Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Boston Properties Inc.	15.65%

ProLogis	8.92

SL Green Realty Corp.	6.92

AMB Property Corp.	6.71

Liberty Property Trust	5.46

Duke Realty Corp.	4.68

Alexandria Real Estate Equities Inc.	4.53

BioMed Realty Trust Inc.	4.44

HRPT Properties Trust	4.28

Highwoods Properties Inc.	4.24

TOTAL	65.83%

The iShares FTSE NAREIT Industrial/Office Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Industrial/Office Capped Index (the “Index”). The Index measures the performance of the industrial and office real estate sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 62.09%, while the total return for the Index was 62.99%.

Real estate investment trusts (REITs) rallied sharply for the reporting period, advancing by more than 65% and outpacing the gains of approximately 40% for the broad U.S. equity indexes. One factor favoring REITs was a budding economic recovery that began to take shape at the beginning of the reporting period and gradually gained momentum. REITs had fallen substantially in late 2008 and early 2009 as a severe economic downturn led to declining occupancy rates for commercial properties. However, signs of economic stabilization began to appear early in the reporting period, and by the third quarter of 2009, the U.S. economy registered positive economic growth after four consecutive quarters of economic contraction. The positive growth continued into the first quarter of 2010 as manufacturing activity increased, consumer spending improved, and the double-digit unemployment rate began to decline. The burgeoning economic recovery provided a strong boost to the REIT sector, increasing the likelihood of higher lease rates and rising commercial property values going forward.

REITs also benefited from improving credit conditions, which enabled REITs to raise capital in both the equity and debt markets, easing concerns about near-term debt maturities and deteriorating balance sheets. As commercial property values generally declined during the reporting period, the ability to raise capital provided many REITs with the financial strength to take advantage of bargain prices in the commercial property market.

As represented by the Index, industrial and office REITs generally performed in line with the overall REIT sector. Office REITs fared the best. Although lease rates continued to decline during the reporting period (reflecting the long-term leases in the office segment), occupancy levels began to increase due to stabilizing employment figures. Industrial REITs, which own warehouses and distribution centers, were hit the hardest by the credit crunch in late 2008 and early 2009. Although credit conditions improved during the period, these companies continued to face some debt issues. On the positive side, this segment of the REIT market benefited from increased manufacturing activity.

14	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

Each of the Fund’s ten largest holdings as of April 30, 2010 gained more than 40% for the reporting period. By far, the best performer was SL Green Realty Corp., which owns office properties primarily in the greater New York City area and gained more than 250% for the reporting period. Other top performers included Alexandria Real Estate Equities Inc., which leases properties to the life sciences industry, and HRPT Properties Trust, which owns a mix of office and industrial properties. The lesser performers among the Fund’s top ten holdings on a relative basis included office REIT Highwoods Properties Inc., which owns properties mainly in the Southeast U.S., and diversified REIT Duke Realty Corp.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
32.00%	32.29%	32.85%	(24.34)%	(24.31)%	(16.77)%	(56.68)%	(56.63)%	(42.31)%

Index performance reflects the performance of the FTSE NAREIT Mortgage REITs Index through March 1, 2009 and the FTSE NAREIT All Mortgage Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
REITs – Mortgage	68.67%

Savings & Loans/Thrifts	23.40

Property/Casualty Insurance	2.37

Financial Guarantee Insurance	2.32

Finance – Mortgage Loan/Banker	1.50

Finance – Consumer Loans	0.74

Commercial Banks	0.43

Investment Management/Advisory Services	0.37

Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Annaly Capital Management Inc.	20.43%

Chimera Investment Corp.	14.30

MFA Financial Inc.	9.27

New York Community Bancorp Inc.	4.40

Hudson City Bancorp Inc.	4.25

Redwood Trust Inc.	3.97

People’s United Financial Inc.	3.75

Hatteras Financial Corp.	2.97

Starwood Property Trust Inc.	2.77

Capstead Mortgage Corp.	2.41

TOTAL	68.52%

The iShares FTSE NAREIT Mortgage Plus Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT All Mortgage Capped Index (the “Index”). The Index measures the performance of the residential and commercial mortgage real estate, mortgage finance and savings associations sectors of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 32.00%, while the total return for the Index was 32.85%.

Real estate investment trusts (REITs) rallied sharply for the reporting period, advancing by more than 65% and outpacing the gains of approximately 40% for the broad U.S. equity indexes. One factor favoring REITs was a budding economic recovery that began to take shape at the beginning of the reporting period and gradually gained momentum. REITs had fallen substantially in late 2008 and early 2009 as a severe economic downturn led to declining occupancy rates for commercial properties. However, signs of economic stabilization began to appear early in the reporting period, and by the third quarter of 2009, the U.S. economy registered positive economic growth after four consecutive quarters of economic contraction. The positive growth continued into the first quarter of 2010 as manufacturing activity increased, consumer spending improved, and the double-digit unemployment rate began to decline. The burgeoning economic recovery provided a strong boost to the REIT sector, increasing the likelihood of higher lease rates and rising commercial property values going forward.

REITs also benefited from improving credit conditions, which enabled REITs to raise capital in both the equity and debt markets, easing concerns about near-term debt maturities and deteriorating balance sheets. As commercial property values generally declined during the reporting period, the ability to raise capital provided many REITs with the financial strength to take advantage of bargain prices in the commercial property market.

As represented by the Index, mortgage REITs gained more than 30% for the reporting period but lagged the overall REIT sector by a notable margin. Mortgage REITs generally invest in commercial and residential mortgages, as well as mortgage-backed securities. The Index also includes stocks of mortgage finance companies and community banks with noteworthy mortgage lending operations. The housing sector continued to struggle during the reporting period, leading to higher delinquency rates and foreclosures on residential mortgages, and this had a negative impact on direct mortgage investments. Furthermore, the Federal Reserve’s program to buy mortgage-backed securities to help keep mortgage rates low came to end in early 2010, and this appeared to weigh on the performance of mortgage-backed securities during the last several months of the period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

Each of the Fund’s ten largest holdings as of April 30, 2010 advanced for the reporting period. The best performers were community bank New York Community Bancorp Inc. and mortgage REIT Annaly Capital Management Inc. (the Fund’s largest holding as of April 30, 2010), both of which gained more than 40%. Mortgage REITs MFA Financial Inc. and Chimera Investment Corp. also fared well during the reporting period. The only two stocks among the Fund’s top ten holdings to post single-digit gains for the reporting period were mortgage REIT Redwood Trust Inc. and community bank People’s United Financial Inc.

18	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
64.88%	65.49%	65.81%	(9.21)%	(9.31)%	(8.97)%	(25.16)%	(25.41)%	(24.55)%

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
REITs – Apartments	15.78%

REITs – Regional Malls	13.41

REITs – Health Care	13.03

REITs – Office Property	11.77

REITs – Diversified	11.34

REITs – Shopping Centers	7.89

REITs – Mortgage	5.81

REITs – Hotels	5.59

REITs – Storage	4.98

REITs – Warehouse/Industrial	4.40

Real Estate Operating/Development	4.17

REITs – Outlet Centers	1.64

Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Simon Property Group Inc.	10.39%

Vornado Realty Trust	6.03

Equity Residential	5.14

Public Storage	4.98

Boston Properties Inc.	4.40

Host Hotels & Resorts Inc.	4.27

HCP Inc.	3.79

Annaly Capital Management Inc.	3.77

AvalonBay Communities Inc.	3.41

Ventas Inc.	2.97

TOTAL	49.15%

The iShares FTSE NAREIT Real Estate 50 Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Real Estate 50 Index (the “Index”). The Index measures the performance of the large-capitalization real estate sector of the U.S. equity market, and is comprised of the 50 largest real estate investment trusts (REITs) within the FTSE NAREIT Composite Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 64.88%, while the total return for the Index was 65.81%.

As represented by the Index, real estate investment trusts (REITs) rallied sharply for the reporting period, advancing by more than 65% and outpacing the gains of approximately 40% for the broad U.S. equity indexes. One factor favoring REITs was a budding economic recovery that began to take shape at the beginning of the reporting period and gradually gained momentum. REITs had fallen substantially in late 2008 and early 2009 as a severe economic downturn led to declining occupancy rates for commercial properties. However, signs of economic stabilization began to appear early in the reporting period, and by the third quarter of 2009, the U.S. economy registered positive economic growth after four consecutive quarters of economic contraction. The positive growth continued into the first quarter of 2010 as manufacturing activity increased, consumer spending improved, and the double-digit unemployment rate began to decline. The burgeoning economic recovery provided a strong boost to the REIT sector, increasing the likelihood of higher lease rates and rising commercial property values going forward.

REITs also benefited from improving credit conditions, which enabled REITs to raise capital in both the equity and debt markets, easing concerns about near-term debt maturities and deteriorating balance sheets. As commercial property values generally declined during the reporting period, the ability to raise capital provided many REITs with the financial strength to take advantage of bargain prices in the commercial property market.

The best performers during the reporting period were hotel REITs, which tend to have the greatest economic sensitivity and benefited from a rebound in business and leisure travel. Apartment REITs also fared well as a further increase in mortgage delinquencies and foreclosures fueled demand for rental housing. Office REITs saw occupancy rates begin to rise due, in part, to stabilizing employment figures. Retail

20	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

REITs were mixed – those owning regional malls generally rallied sharply on a pick-up in consumer spending, but REITs focused on shopping centers anchored by staples such as grocery or drug stores did not benefit as much from increased consumer demand. The weaker performers included health care and mortgage REITs. Health care is the least economically sensitive segment of the REIT market, while mortgage REITs – which invest in mortgages and mortgage-backed securities – lagged amid the rise in mortgage delinquencies and foreclosures and the end of the Federal Reserve’s program of buying mortgage-backed securities.

Each of the Fund’s ten largest holdings as of April 30, 2010 gained more than 40% for the reporting period. The top performers were hotel REIT Host Hotels & Resorts Inc. and apartment REIT Equity Residential, both of which posted triple-digit gains. Apartment REIT AvalonBay Communities Inc. and health care REIT Ventas Inc. also posted robust gains for the reporting period. The lesser performers among the Fund’s top ten holdings on a relative basis included mortgage REIT Annaly Capital Management Inc. and self-storage REIT Public Storage.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
71.40%	71.82%	72.55%	(4.85)%	(4.94)%	(5.30)%	(13.86)%	(14.10)%	(15.06)%

Index performance reflects the performance of the FTSE NAREIT Residential Index through March 1, 2009 and the FTSE NAREIT All Residential Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

22	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets
REITs – Apartments	46.20%

REITs – Health Care	34.93

REITs – Storage	14.06

REITs – Manufactured Homes	3.06

REITs – Diversified	1.44

Short-Term and Other Net Assets	0.31

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Equity Residential	10.09%

Public Storage	9.77

HCP Inc.	7.44

AvalonBay Communities Inc.	6.70

Ventas Inc.	5.84

Health Care REIT Inc.	4.37

UDR Inc.	4.35

Camden Property Trust	4.28

Essex Property Trust Inc.	4.24

Nationwide Health Properties Inc.	3.96

TOTAL	61.04%

The iShares FTSE NAREIT Residential Plus Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT All Residential Capped Index (the “Index”). The Index measures the performance of the residential, healthcare and self-storage real estate sectors of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 71.40%, while the total return for the Index was 72.55%.

Real estate investment trusts (REITs) rallied sharply for the reporting period, advancing by more than 65% and outpacing the gains of approximately 40% for the broad U.S. equity indexes. One factor favoring REITs was a budding economic recovery that began to take shape at the beginning of the reporting period and gradually gained momentum. REITs had fallen substantially in late 2008 and early 2009 as a severe economic downturn led to declining occupancy rates for commercial properties. However, signs of economic stabilization began to appear early in the reporting period, and by the third quarter of 2009, the U.S. economy registered positive economic growth after four consecutive quarters of economic contraction. The positive growth continued into the first quarter of 2010 as manufacturing activity increased, consumer spending improved, and the double-digit unemployment rate began to decline. The burgeoning economic recovery provided a strong boost to the REIT sector, increasing the likelihood of higher lease rates and rising commercial property values going forward.

REITs also benefited from improving credit conditions, which enabled REITs to raise capital in both the equity and debt markets, easing concerns about near-term debt maturities and deteriorating balance sheets. As commercial property values generally declined during the reporting period, the ability to raise capital provided many REITs with the financial strength to take advantage of bargain prices in the commercial property market.

As represented by the Index, residential REITs (including primarily apartment, health care, and self-storage REITs) modestly outperformed the overall REIT sector for the reporting period. Apartment REITs were by far the best performers and were the key to the overall out performance. The housing sector continued to struggle during the reporting period, leading to higher delinquency rates and foreclosures on residential mortgages. As a result, demand for rental housing continued to increase, providing a lift to apartment rental rates. Health care and self-storage REITs, on the other hand, lagged the broad REIT market. Both segments have less economic sensitivity than the overall REIT market, so they did not benefit as significantly from the economic recovery.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

Each of the Fund’s ten largest holdings as of April 30, 2010 gained more than 40% for the reporting period. The best performers were apartment REITs UDR Inc. and Equity Residential (the Fund’s largest holding as of April 30, 2010), both of which gained more than 100%. Apartment REITs AvalonBay Communities Inc., which focuses on upscale residential properties, and Camden Property Trust also fared well during the reporting period. Lesser performers among the Fund’s top ten holdings on a relative basis included Health Care REIT Inc., which owns a broad spectrum of health care facilities, and self-storage REIT Public Storage.

24	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

Performance as of April 30, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 4/30/10			Inception to 4/30/10			Inception to 4/30/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
63.76%	64.72%	64.27%	(14.74)%	(14.69)%	(16.01)%	(38.02)%	(37.91)%	(40.72)%

Index performance reflects the performance of the FTSE NAREIT Retail Index through March 1, 2009 and the FTSE NAREIT Retail Capped Index thereafter.

Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/4/07), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

PORTFOLIO ALLOCATION As of 4/30/10
Industry	Percentage of Net Assets

REITs – Shopping Centers	50.66%

REITs – Regional Malls	38.18

REITs – Outlet Centers	11.02

Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/10
Security	Percentage of Net Assets
Simon Property Group Inc.	22.52%

Kimco Realty Corp.	21.42

Macerich Co. (The)	6.21

Realty Income Corp.	4.68

Regency Centers Corp.	4.55

Federal Realty Investment Trust	4.46

Weingarten Realty Investors	4.39

Developers Diversified Realty Corp.	4.33

CBL & Associates Properties Inc.	3.87

National Retail Properties Inc.	3.73

TOTAL	80.16%

The iShares FTSE NAREIT Retail Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Retail Capped Index (the “Index”). The Index measures the performance of the retail property real estate sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended April 30, 2010 (the “reporting period”), the total return for the Fund was 63.76%, while the total return for the Index was 64.27%.

Real estate investment trusts (REITs) rallied sharply for the reporting period, advancing by more than 65% and outpacing the gains of approximately 40% for the broad U.S. equity indexes. One factor favoring REITs was a budding economic recovery that began to take shape at the beginning of the reporting period and gradually gained momentum. REITs had fallen substantially in late 2008 and early 2009 as a severe economic downturn led to declining occupancy rates for commercial properties. However, signs of economic stabilization began to appear early in the reporting period, and by the third quarter of 2009, the U.S. economy registered positive economic growth after four consecutive quarters of economic contraction. The positive growth continued into the first quarter of 2010 as manufacturing activity increased, consumer spending improved, and the double-digit unemployment rate began to decline. The burgeoning economic recovery provided a strong boost to the REIT sector, increasing the likelihood of higher lease rates and rising commercial property values going forward.

REITs also benefited from improving credit conditions, which enabled REITs to raise capital in both the equity and debt markets, easing concerns about near-term debt maturities and deteriorating balance sheets. As commercial property values generally declined during the reporting period, the ability to raise capital provided many REITs with the financial strength to take advantage of bargain prices in the commercial property market.

As represented by the Index, retail REITs generally performed in line with the overall REIT sector. The best performers by far in the retail space were REITs that own regional malls, which comprised approximately one-third of the Index as of April 30, 2010. These REITs are the most economically sensitive in the retail segment and benefited the most from the pick-up in consumer spending. REITs focused on shopping centers, which are typically anchored by staples such as a grocery or drug store, lagged as they did not benefit as much from the increased consumer demand.

26	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

Each of the Fund’s ten largest holdings as of April 30, 2010 posted double-digit gains for the reporting period. The best performers were Developers Diversified Realty Corp., which owns shopping centers across the nation, and The Macerich Co., which owns both shopping centers and regional malls. Both of these stocks returned more than 100% for the reporting period. Regional mall REITs CBL & Associates Properties Inc. and Simon Property Group Inc. (the Fund’s largest holding as of April 30, 2010) also fared well. The lesser performers among the Fund’s ten largest holdings included Regency Centers Corp. and Kimco Realty Corp., both of which primarily own community shopping centers.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Shareholder Expenses (Unaudited)

iSHARES® TRUST

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares Index Fund	Beginning Account Value (11/1/09)	Ending Account Value (4/30/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/09 to 4/30/10)
FTSE EPRA/NAREIT Developed Asia
Actual	$1,000.00	$1,026.10	0.48%	$2.41
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE EPRA/NAREIT Developed Europe
Actual	1,000.00	919.20	0.48	2.28
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.
Actual	1,000.00	1,011.50	0.48	2.39
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE EPRA/NAREIT North America
Actual	1,000.00	1,332.80	0.48	2.78
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

28	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited) (Continued)

iSHARES® TRUST

iShares Index Fund	Beginning Account Value (11/1/09)	Ending Account Value (4/30/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (11/1/09 to 4/30/10)
FTSE NAREIT Industrial/Office Capped
Actual	$1,000.00	$1,281.50	0.48%	$2.72
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE NAREIT Mortgage Plus Capped
Actual	1,000.00	1,142.70	0.48	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE NAREIT Real Estate 50
Actual	1,000.00	1,316.30	0.48	2.76
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE NAREIT Residential Plus Capped
Actual	1,000.00	1,334.00	0.48	2.78
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41
FTSE NAREIT Retail Capped
Actual	1,000.00	1,344.30	0.48	2.79
Hypothetical (5% return before expenses)	1,000.00	1,022.40	0.48	2.41

a	Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days).

SHAREHOLDER EXPENSES	29

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.28%

AUSTRALIA – 23.64%
BGP Holdings PLC[a]	539,595	$72
Bunnings Warehouse Property Trust	37,456	69,557
CFS Retail Property Trust	158,408	283,112
Commonwealth Property Office Fund	170,904	147,950
Dexus Property Group	408,913	308,316
FKP Property Group[b]	76,512	60,894
Goodman Group	521,544	347,118
GPT Group	798,032	434,566
ING Industrial Fund	223,976	90,692
ING Office Fund	231,784	132,690
Macquarie CountryWide Trust	128,704	67,090
Macquarie Office Trust	411,120	114,807
Mirvac Group	251,104	328,405
Stockland Corp. Ltd.	204,808	760,676
Westfield Group	197,912	2,380,205

		5,526,150

HONG KONG – 37.12%
Agile Property Holdings Ltd.	128,000	151,674
Champion REIT	208,000	97,517
China Overseas Land & Investment Ltd.[b]	352,000	697,290
China Resources Land Ltd.	160,000	298,403
Country Garden Holdings Co. Ltd.	280,000	87,635
Hang Lung Properties Ltd.	176,000	646,059
Henderson Land Development Co. Ltd.	88,000	565,018
Hongkong Land Holdings Ltd.	144,000	770,400
Hopson Development Holdings Ltd.	48,000	63,679
Hysan Development Co. Ltd.	64,000	190,005
Kerry Properties Ltd.	48,000	225,039
Kowloon Development Co. Ltd.	48,000	59,227
KWG Property Holding Ltd.	100,000	59,248
Link REIT (The)	184,000	453,601
New World China Land Ltd.	147,200	48,536
New World Development Co. Ltd.	248,000	449,109
Shenzhen Investment Ltd.	160,000	49,459
Shimao Property Holdings Ltd.	120,000	187,944
Shui On Land Ltd.	132,250	61,151
Sino Land Co. Ltd.	208,000	380,422

Security	Shares	Value
Soho China Ltd.	176,000	$101,783
Sun Hung Kai Properties Ltd.[b]	168,000	2,373,725
Wharf (Holdings) Ltd. (The)	120,000	659,196

		8,676,120

JAPAN – 26.51%
AEON Mall Co. Ltd.	8,000	169,259
Daibiru Corp.	4,800	46,055
Heiwa Real Estate Co. Ltd.	12,000	37,911
Japan Prime Realty Investment Corp.	64	153,107
Japan Real Estate Investment Corp.	40	334,007
Japan Retail Fund Investment Corp.	128	172,373
Kenedix Realty Investment Corp.	24	79,013
Mitsubishi Estate Co. Ltd.	88,000	1,595,064
Mitsui Fudosan Co. Ltd.	72,000	1,339,517
MORI TRUST Sogo REIT Inc.	8	62,887
Nippon Building Fund Inc.	48	402,340
Nomura Real Estate Holdings Inc.	6,400	113,758
Nomura Real Estate Office Fund Inc.	24	135,560
NTT Urban Development Corp.	112	109,129
ORIX JREIT Inc.	24	117,945
Premier Investment Corp.	8	33,060
Sumitomo Realty & Development Co. Ltd.	40,000	825,444
Tokyo Tatemono Co. Ltd.	24,000	111,307
Tokyu Land Corp.	32,000	137,858
TOKYU REIT Inc.	8	42,081
Top REIT Inc.	16	75,566
United Urban Investment Corp.	16	104,500

		6,197,741

NEW ZEALAND – 0.21%
Kiwi Income Property Trust	67,304	49,661

		49,661

SINGAPORE – 11.80%
Allgreen Properties Ltd.	72,000	66,723
Ascendas Real Estate Investment Trust	160,202	226,781
CapitaCommercial Trust	184,000	162,458
CapitaLand Ltd.	272,000	746,266
CapitaMall Trust Management Ltd.	200,400	286,609
CapitaMalls Asia Ltd.	128,000	204,546
City Developments Ltd.[b]	56,000	436,411

30	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

April 30, 2010

Security	Shares	Value
Keppel Land Ltd.	64,000	$175,125
Mapletree Logistics Trust	136,000	87,329
Singapore Land Ltd.	16,000	78,689
Suntec REIT	160,000	162,282
Wing Tai Holdings Ltd.	48,000	64,096
Yanlord Land Group Ltd.[b]	48,000	60,243

		2,757,558

TOTAL COMMON STOCKS (Cost: $24,479,861)		23,207,230

WARRANTS – 0.00%

HONG KONG – 0.00%
Henderson Land Development Co. Ltd. (Expires 4/16/11)[a,c]	17,600	–

		–

TOTAL WARRANTS (Cost: $0)		–

SHORT-TERM INVESTMENTS – 7.18%

MONEY MARKET FUNDS – 7.18%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.21%[d,e,f]	1,414,924	1,414,924
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[d,e,f]	260,922	260,922
BlackRock Cash Funds: Treasury, SL Agency Shares
0.10%[d,e]	2,074	2,074

		1,677,920

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,677,920)		1,677,920

TOTAL INVESTMENTS IN SECURITIES – 106.46% (Cost: $26,157,781)		24,885,150

Other Assets, Less Liabilities – (6.46)%		(1,510,009)

NET ASSETS – 100.00%		$23,375,141

[a]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Non-income earning security.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 98.95%

AUSTRIA – 1.91%
CA Immobilien Anlagen AGa	6,660	$83,507
conwert Immobilien Invest SE	6,342	73,364

		156,871

BELGIUM – 3.72%
Befimmo SCA	1,314	100,532
Cofinimmo SA	972	133,701
Intervest Offices NV	540	15,437
Leasinvest Real Estate SCA	132	11,084
Warehouses De Pauw SCA	678	29,804
Wereldhave Belgium NV	192	14,815

		305,373

FINLAND – 1.58%
Citycon OYJ	12,480	44,804
Sponda OYJ[a]	15,954	62,791
Technopolis OYJ	4,482	21,693

		129,288

FRANCE – 29.88%
Affine SA	282	6,899
Fonciere des Regions	2,688	277,886
Gecina SA	1,446	148,930
Icade	1,584	154,424
Klepierre	6,798	235,329
Mercialys	3,516	117,905
ProLogis European Properties[a]	10,890	69,156
Societe de la Tour Eiffel	432	33,241
Societe Immobiliere de Location pour I’Industrie et le Commerce	1,008	118,883
Unibail-Rodamco SE	6,792	1,286,915

		2,449,568

GERMANY – 3.71%
Alstria Office REIT AG	2,244	25,362
Colonia Real Estate AGa	2,340	13,379
Deutsche EuroShop AG	3,438	107,792
Deutsche Wohnen AG Bearer[a]	6,366	57,559
DIC Asset AG	2,322	20,059
GAGFAH SA	7,020	55,669
PATRIZIA Immobilien AGa	2,208	9,045
TAG Immobilien AGa	2,664	15,299

		304,164

Security	Shares	Value
ITALY – 0.50%
Beni Stabili SpA	28,218	$24,651
Immobiliare Grande Distribuzione SpA	9,228	16,442

		41,093

NETHERLANDS – 10.00%
Corio NV	6,906	401,232
Eurocommercial Properties NV	3,072	115,576
Nieuwe Steen Investments NV	3,024	61,600
VastNed Offices/Industrial NV	1,416	21,624
VastNed Retail NV	1,428	82,899
Wereldhave NV	1,638	136,972

		819,903

NORWAY – 0.94%
Norwegian Property ASA[a]	38,514	77,222

		77,222

SWEDEN – 5.37%
Castellum AB	12,600	114,726
Fabege AB	12,828	80,345
Hufvudstaden AB Class A	11,442	87,607
Klovern AB	9,420	29,630
Kungsleden AB	10,536	67,153
Wihlborgs Fastigheter AB	2,976	60,455

		439,916

SWITZERLAND – 5.62%
Allreal Holding AG Registered	432	50,093
PSP Swiss Property AG Registered[a]	3,606	214,922
Swiss Prime Site AG Registered[a]	3,072	181,527
Zueblin Immobilien Holding AG Registered[a]	3,426	14,174

		460,716

UNITED KINGDOM – 35.72%
A&J Mucklow Group PLC	1,824	7,956
Big Yellow Group PLC[a]	10,098	50,388
British Land Co. PLC	66,552	477,149
CLS Holdings PLC[a]	1,734	13,430
Daejan Holdings PLC	366	13,120
Derwent London PLC	7,674	170,085
Development Securities PLC	6,336	25,216
F&C Commercial Property Trust Ltd.	21,279	30,844
Grainger PLC	23,790	50,689
Great Portland Estates PLC	24,156	116,211

32	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

April 30, 2010

Security	Shares	Value
Hammerson PLC	53,874	$316,820
Helical Bar PLC	8,352	43,031
ING UK Real Estate Income Trust Ltd.	25,110	19,217
Invista Foundation Property Trust Ltd.	25,158	16,558
IRP Property Investments Ltd.	6,486	8,091
ISIS Property Trust Ltd.	4,596	6,472
Land Securities Group PLC	58,182	586,881
Liberty International PLC	47,970	360,445
Minerva PLC[a]	12,648	22,167
Primary Health Properties PLC	4,602	20,886
Quintain Estates and Development PLC[a]	40,050	34,329
Safestore Holdings PLC	10,692	22,257
SEGRO PLC	56,472	267,096
Shaftesbury PLC	17,286	103,269
St. Modwen Properties PLC	11,844	31,418
Standard Life Investment Property Income Trust PLC	8,988	8,633
UK Commercial Property Trust Ltd.	26,868	32,489
UNITE Group PLC[a]	12,282	41,096
Workspace Group PLC	90,342	32,496

		2,928,739

TOTAL COMMON STOCKS (Cost: $9,021,035)		8,112,853

RIGHTS – 0.00%

GERMANY – 0.00%
Colonia Real Estate AG (Expires 5/22/10)[a,b]	2,340	–
TAG Immobilien AG (Expires 5/6/10)[a,b]	2,664	–

		–

TOTAL RIGHTS (Cost: $0)		–

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.01%

MONEY MARKET FUNDS – 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.10%[c,d]	1,137	$1,137

		1,137

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,137)		1,137

TOTAL INVESTMENTS IN SECURITIES – 98.96% (Cost: $9,022,172)		8,113,990

Other Assets, Less Liabilities – 1.04%		85,055

NET ASSETS – 100.00%		$8,199,045

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.21%

AUSTRALIA – 15.80%
BGP Holdings PLC[a]	6,603,392	$878
Bunnings Warehouse
Property Trust	297,981	553,364
CFS Retail Property Trust	1,493,069	2,668,461
Commonwealth Property
Office Fund	1,573,299	1,361,990
Dexus Property Group	3,854,430	2,906,196
FKP Property Group[b]	707,041	562,717
Goodman Group	4,894,934	3,257,861
GPT Group	7,437,095	4,049,850
ING Industrial Fund	2,010,383	814,044
ING Office Fund	2,206,551	1,263,190
Macquarie CountryWide Trust	1,207,857	629,627
Macquarie Office Trust	3,827,762	1,068,922
Mirvac Group	2,341,812	3,062,725
Stockland Corp. Ltd.	1,907,327	7,083,987
Westfield Group	1,839,866	22,127,299

		51,411,111

AUSTRIA – 0.51%
CA Immobilien Anlagen AGc	70,399	882,705
conwert Immobilien Invest SE	67,009	775,157

		1,657,862

BELGIUM – 0.94%
Befimmo SCA	13,221	1,011,513
Cofinimmo SA	9,379	1,290,103
Intervest Offices NV	6,441	184,132
Leasinvest Real Estate SCA	1,356	113,860
Warehouses De Pauw SCA	6,441	283,135
Wereldhave Belgium NV	2,142	165,276

		3,048,019

CANADA – 6.94%
Allied Properties Real Estate
Investment Trust	31,075	644,296
Artis Real Estate Investment Trust	34,013	390,217
Boardwalk Real Estate
Investment Trust	40,906	1,655,868
Brookfield Properties Corp.	300,919	4,857,605
Calloway Real Estate
Investment Trust	67,122	1,421,501

Security	Shares	Value
Canadian Apartment Properties
Real Estate Investment Trust	53,788	$759,410
Canadian Real Estate
Investment Trust	53,223	1,505,493
Chartwell Seniors Housing Real
Estate Investment Trust	97,745	721,857
Cominar Real Estate
Investment Trust	43,844	831,558
Dundee Real Estate
Investment Trust	22,374	567,717
Extendicare Real Estate
Investment Trust	56,839	516,285
First Capital Realty Inc.	24,521	544,723
H&R Real Estate Investment Trust	116,842	2,007,258
InnVest Real Estate
Investment Trust	70,625	477,644
Killam Properties Inc.	28,702	241,722
Morguard Real Estate
Investment Trust	34,465	454,951
Northern Property Real Estate
Investment Trust	16,950	404,986
Primaris Retail Real Estate
Investment Trust	50,398	834,949
RioCan Real Estate
Investment Trust	194,925	3,733,569

		22,571,609

FINLAND – 0.42%
Citycon OYJ	133,679	479,915
Sponda OYJ[c]	172,551	679,120
Technopolis OYJ	46,556	225,328

		1,384,363

FRANCE – 7.84%
Affine SA	2,938	71,880
Fonciere des Regions	28,363	2,932,175
Gecina SAb	15,142	1,559,546
Icade	16,159	1,575,340
Klepierre	71,981	2,491,798
Mercialys	36,725	1,231,528
ProLogis European Properties[c]	115,938	736,254
Societe de la Tour Eiffel	4,294	330,410

34	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Societe Immobiliere de Location pour l’Industrie et le Commerce	10,622	$1,252,758
Unibail-Rodamco SE	70,399	13,338,859

		25,520,548

GERMANY – 0.90%
Alstria Office REIT AG	23,278	263,088
Colonia Real Estate AGc	23,843	136,322
Deutsche EuroShop AG	30,736	963,670
Deutsche Wohnen AG Bearer[c]	66,670	602,805
DIC Asset AGb	20,938	180,878
GAGFAH SA	73,111	579,773
PATRIZIA Immobilien AGc	22,939	93,973
TAG Immobilien AGc	20,114	115,510

		2,936,019

HONG KONG – 24.82%
Agile Property Holdings Ltd.[b]	1,130,000	1,339,000
Champion REIT[b]	1,808,000	847,646
China Overseas Land & Investment Ltd.[b]	3,164,480	6,268,638
China Resources Land Ltd.[b]	1,582,000	2,950,458
Country Garden Holdings
Co. Ltd.[b]	2,599,000	813,443
Hang Lung Properties Ltd.	1,582,000	5,807,187
Henderson Land Development
Co. Ltd.	904,000	5,804,276
Hongkong Land Holdings Ltd.[b]	1,356,000	7,254,600
Hopson Development
Holdings Ltd.	452,000	599,639
Hysan Development Co. Ltd.	565,000	1,677,389
Kerry Properties Ltd.	452,000	2,119,114
Kowloon Development Co. Ltd.	452,000	557,723
KWG Property Holding Ltd.	847,993	502,417
Link REIT (The)	1,695,000	4,178,555
New World China Land Ltd.	1,310,800	432,206
New World Development Co. Ltd.	2,260,000	4,092,684
Shenzhen Investment Ltd.	1,356,000	419,165
Shimao Property Holdings Ltd.	1,130,000	1,769,809
Shui On Land Ltd.	1,186,800	548,765
Sino Land Co. Ltd.	1,808,000	3,306,749
Soho China Ltd.	1,582,297	915,058
Sun Hung Kai Properties Ltd.	1,582,000	22,352,576

Security	Shares	Value
Wharf (Holdings) Ltd. (The)	1,130,000	$6,207,432

		80,764,529

ITALY – 0.15%
Beni Stabili SpA[b]	332,333	290,319
Immobiliare Grande
Distribuzione SpA	111,644	198,920

		489,239

JAPAN – 17.92%
AEON Mall Co. Ltd.	79,100	1,673,544
Daibiru Corp.	56,500	542,102
Heiwa Real Estate Co. Ltd.	169,500	535,491
Japan Prime Realty
Investment Corp.	565	1,351,649
Japan Real Estate
Investment Corp.	339	2,830,709
Japan Retail Fund
Investment Corp.	1,356	1,826,078
Kenedix Realty Investment Corp.	226	744,038
Mitsubishi Estate Co. Ltd.	791,000	14,337,453
Mitsui Fudosan Co. Ltd.	678,000	12,613,786
MORI TRUST Sogo REIT Inc.	113	888,278
Nippon Building Fund Inc.	452	3,788,703
Nomura Real Estate Holdings Inc.	56,500	1,004,271
Nomura Real Estate Office
Fund Inc.	226	1,276,524
NTT Urban Development Corp.	1,243	1,211,135
ORIX JREIT Inc.	226	1,110,648
Premier Investment Corp.	113	466,977
Sumitomo Realty & Development Co. Ltd.	339,000	6,995,639
Tokyo Tatemono Co. Ltd.	226,000	1,048,144
Tokyu Land Corp.	339,000	1,460,430
TOKYU REIT Inc.	113	594,389
Top REIT Inc.	113	533,688
United Urban Investment Corp.	226	1,476,056

		58,309,732

NETHERLANDS – 2.53%
Corio NV	71,077	4,129,507
Eurocommercial Properties NV	28,363	1,067,085
Nieuwe Steen Investments NV	28,250	575,459
VastNed Offices/Industrial NV	15,255	232,960
VastNed Retail NV	14,690	852,791

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
Wereldhave NV	16,385	$1,370,141

		8,227,943

NEW ZEALAND – 0.14%
Kiwi Income Property Trust	640,371	472,501

		472,501

NORWAY – 0.24%
Norwegian Property ASA[c]	382,166	766,261

		766,261

SINGAPORE – 7.86%
Allgreen Properties Ltd.	678,000	628,305
Ascendas Real Estate
Investment Trust	1,469,402	2,080,076
CapitaCommercial Trust[b]	1,695,000	1,496,552
CapitaLand Ltd.	2,486,000	6,820,650
CapitaMall Trust
Management Ltd.	1,921,400	2,747,962
CapitaMalls Asia Ltd.	1,130,000	1,805,757
City Developments Ltd.	565,000	4,403,079
Keppel Land Ltd.	565,000	1,546,025
Mapletree Logistics Trust	1,243,750	798,643
Singapore Land Ltd.[b]	113,000	555,744
Suntec REIT	1,356,000	1,375,344
Wing Tai Holdings Ltd.	565,000	754,460
Yanlord Land Group Ltd.[b]	452,000	567,288

		25,579,885

SWEDEN – 1.42%
Castellum AB	132,888	1,209,973
Fabege AB	133,227	834,438
Hufvudstaden AB Class A	121,588	930,957
Klovern AB	101,926	320,602
Kungsleden AB	111,983	713,740
Wihlborgs Fastigheter AB	30,510	619,788

		4,629,498

SWITZERLAND – 1.47%
Allreal Holding AG Registered	5,085	589,633
PSP Swiss Property
AG Registered[c]	36,765	2,191,235
Swiss Prime Site
AG Registered[c]	31,866	1,882,991

Security	Shares	Value
Zueblin Immobilien Holding
AG Registered[c]	31,753	$131,371

		4,795,230

UNITED KINGDOM – 9.31%
A&J Mucklow Group PLC	4,972	21,689
Big Yellow Group PLC[c]	106,785	532,848
British Land Co. PLC	695,967	4,989,781
CLS Holdings PLC[c]	23,617	182,916
Daejan Holdings PLC	3,842	137,727
Derwent London PLC	81,021	1,795,734
Development Securities PLC	70,512	280,616
F&C Commercial Property
Trust Ltd.	143,284	207,694
Grainger PLC	258,092	549,908
Great Portland Estates PLC	254,928	1,226,416
Hammerson PLC	564,209	3,317,977
Helical Bar PLC	86,897	447,708
ING UK Real Estate Income
Trust Ltd.	271,313	207,643
Invista Foundation Property
Trust Ltd.	266,454	175,374
IRP Property Investments Ltd.	11,865	14,801
ISIS Property Trust Ltd.	9,944	14,003
Land Securities Group PLC	606,132	6,114,043
Liberty International PLC	501,946	3,771,603
Minerva PLC[c]	143,510	251,515
Primary Health Properties PLC	50,059	227,187
Quintain Estates and
Development PLC[c]	426,688	365,741
Safestore Holdings PLC	70,399	146,548
SEGRO PLC	594,380	2,811,244
Shaftesbury PLC	183,964	1,099,024
St. Modwen Properties PLC	124,526	330,320
Standard Life Investment Property Income Trust PLC	25,877	24,854
UK Commercial Property Trust Ltd.	226,791	274,239
UNITE Group PLC[c]	128,594	430,276
Workspace Group PLC	960,161	345,373

		30,294,802

TOTAL COMMON STOCKS (Cost: $298,220,302)		322,859,151

36	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2010

Security	Shares	Value
RIGHTS – 0.00%

GERMANY – 0.00%
Colonia Real Estate AG
(Expires 5/22/10)[a,c]	23,843	$3
TAG Immobilien AG
(Expires 5/6/10)[a,c]	20,114	–

		3

TOTAL RIGHTS (Cost: $0)		3

WARRANTS – 0.00%

HONG KONG – 0.00%
Henderson Land Development Co. Ltd. (Expires 4/16/11)[a,c]	180,800	2

		2

TOTAL WARRANTS (Cost: $0)		2

SHORT-TERM INVESTMENTS – 5.50%

MONEY MARKET FUNDS – 5.50%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[d,e,f]	15,070,578	15,070,578
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[d,e,f]	2,779,124	2,779,124
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[d,e]	36,461	36,461

		17,886,163

TOTAL SHORT-TERM INVESTMENTS
(Cost: $17,886,163)		17,886,163

TOTAL INVESTMENTS IN SECURITIES – 104.71% (Cost: $316,106,465)		340,745,319

Other Assets, Less Liabilities – (4.71)%		(15,329,899)

NET ASSETS – 100.00%		$325,415,420

[a]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Non-income earning security.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.68%

CANADA – 9.26%
Allied Properties Real Estate
Investment Trust	952	$19,738
Artis Real Estate Investment Trust	1,194	13,698
Boardwalk Real Estate Investment Trust	1,180	47,766
Brookfield Properties Corp.	9,152	147,737
Calloway Real Estate Investment Trust	2,073	43,902
Canadian Apartment Properties Real
Estate Investment Trust	1,664	23,493
Canadian Real Estate Investment Trust	1,612	45,598
Chartwell Seniors Housing Real Estate
Investment Trust	3,128	23,101
Cominar Real Estate Investment Trust	1,491	28,279
Dundee Real Estate Investment Trust	755	19,157
Extendicare Real Estate Investment Trust	1,936	17,585
First Capital Realty Inc.	932	20,704
H&R Real Estate Investment Trust	3,504	60,196
InnVest Real Estate Investment Trust	2,144	14,500
Killam Properties Inc.	1,072	9,028
Morguard Real Estate Investment Trust	1,048	13,834
Northern Property Real Estate
Investment Trust	568	13,571
Primaris Retail Real Estate
Investment Trust	1,508	24,983
RioCan Real Estate Investment Trust	5,852	112,088

		698,958

UNITED STATES – 90.42%
Acadia Realty Trust	984	18,775
Agree Realty Corp.	233	5,972
Alexander’s Inc.[a]	51	16,209
Alexandria Real Estate Equities Inc.	1,072	75,908
AMB Property Corp.	4,103	114,310
American Campus Communities Inc.	1,268	35,720
Apartment Investment and Management Co. Class A	2,848	63,824
Ashford Hospitality Trust Inc.[a,b]	1,319	12,267
Associated Estates Realty Corp.	555	7,787
AvalonBay Communities Inc.	1,988	206,831
BioMed Realty Trust Inc.	2,737	50,662
Boston Properties Inc.	3,380	266,547
Brandywine Realty Trust	3,132	39,902

Security	Shares	Value
BRE Properties Inc. Class A	1,549	$64,686
Camden Property Trust	1,560	75,551
CBL & Associates Properties Inc.	3,361	49,071
Cedar Shopping Centers Inc.	1,432	11,399
Cogdell Spencer Inc.	1,064	8,065
Colonial Properties Trust	1,620	25,547
Corporate Office Properties Trust	1,424	57,601
Corrections Corp. of America[a]	2,808	58,182
Cousins Properties Inc.	2,433	19,610
DCT Industrial Trust Inc.	5,024	26,426
Developers Diversified Realty Corp.	6,088	74,821
DiamondRock Hospitality Co.[a]	3,044	33,454
Digital Realty Trust Inc.	1,860	109,182
Douglas Emmett Inc.	2,213	37,046
Duke Realty Corp.	5,460	73,874
DuPont Fabros Technology Inc.	1,029	22,813
EastGroup Properties Inc.	649	26,531
Education Realty Trust Inc.	1,324	9,361
Entertainment Properties Trust	1,036	45,294
Equity Lifestyle Properties Inc.	741	41,133
Equity One Inc.	1,052	20,419
Equity Residential	6,876	311,277
Essex Property Trust Inc.	712	75,344
Extra Space Storage Inc.	2,092	31,422
Federal Realty Investment Trust	1,488	115,156
FelCor Lodging Trust Inc.[a]	1,568	12,716
First Industrial Realty Trust Inc.[a]	1,492	11,906
First Potomac Realty Trust	910	14,760
Forest City Enterprises Inc. Class Aa,b	3,260	50,367
Franklin Street Properties Corp.	1,956	28,831
Getty Realty Corp.	464	11,493
Glimcher Realty Trust	1,700	11,577
Government Properties Income Trust	568	15,398
HCP Inc.	7,148	229,594
Health Care REIT Inc.	3,000	134,790
Healthcare Realty Trust Inc.	1,488	35,920
Hersha Hospitality Trust	3,366	19,422
Highwoods Properties Inc.	1,725	55,148
Hilltop Holdings Inc.[a]	1,021	11,976
Home Properties Inc.	849	42,187
Hospitality Properties Trust	3,008	79,682
Host Hotels & Resorts Inc.	15,927	258,973
HRPT Properties Trust	6,289	49,306

38	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

April 30, 2010

Security	Shares	Value
Inland Real Estate Corp.	2,068	$19,481
Investors Real Estate Trust	1,808	15,784
Kilroy Realty Corp.	1,246	43,685
Kimco Realty Corp.	9,796	152,720
Kite Realty Group Trust	1,505	8,157
LaSalle Hotel Properties	1,680	44,268
Lexington Realty Trust	2,980	21,098
Liberty Property Trust	2,748	92,910
LTC Properties Inc.	568	15,847
Macerich Co. (The)	3,139	140,345
Mack-Cali Realty Corp.	1,932	66,383
Medical Properties Trust Inc.	2,617	26,301
Mid-America Apartment
Communities Inc.	705	38,965
National Health Investors Inc.	680	27,622
National Healthcare Corp.	244	8,628
National Retail Properties Inc.	2,032	47,813
Nationwide Health Properties Inc.	2,736	95,815
Omega Healthcare Investors Inc.	2,176	43,563
Orient-Express Hotels Ltd. Class Aa	2,222	30,330
Parkway Properties Inc.	517	10,185
Pennsylvania Real Estate
Investment Trust	1,084	17,116
Piedmont Office Realty Trust Inc. Class A	372	7,455
Post Properties Inc.	1,193	30,732
ProLogis	11,540	151,982
PS Business Parks Inc.	444	26,640
Public Storage	3,116	301,972
Ramco-Gershenson Properties Trust	748	9,320
Realty Income Corp.[b]	2,544	83,418
Regency Centers Corp.	1,988	81,607
Saul Centers Inc.	325	12,847
Senior Housing Properties Trust	3,096	69,598
Simon Property Group Inc.	7,074	629,727
SL Green Realty Corp.	1,898	117,999
Sovran Self Storage Inc.	673	24,827
Sun Communities Inc.	452	13,072
Sunstone Hotel Investors Inc.[a]	2,382	30,323
Tanger Factory Outlet Centers Inc.	977	40,643
Taubman Centers Inc.	965	41,852
UDR Inc.	3,789	76,955
Universal Health Realty Income Trust	284	9,434
Urstadt Biddle Properties Inc. Class A	378	6,373

Security	Shares	Value
U-Store-It Trust	2,264	$19,516
Ventas Inc.	3,816	180,230
Vornado Realty Trust	4,384	365,494
Washington Real Estate Investment Trust	1,456	45,791
Weingarten Realty Investors	2,912	67,325
Winthrop Realty Trust	357	4,819

		6,828,992

TOTAL COMMON STOCKS (Cost: $6,583,193)		7,527,950

SHORT-TERM INVESTMENTS – 1.22%

MONEY MARKET FUNDS – 1.22%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	71,242	71,242
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[c,d,e]	13,138	13,138
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	7,989	7,989

		92,369

TOTAL SHORT-TERM INVESTMENTS
(Cost: $92,369)		92,369

TOTAL INVESTMENTS IN SECURITIES – 100.90%
(Cost: $6,675,562)		7,620,319

Other Assets, Less Liabilities – (0.90)%		(67,815)

NET ASSETS – 100.00%		$7,552,504

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.81%

REITs – DIVERSIFIED – 13.09%
Duke Realty Corp.	36,257	$490,557
Gladstone Commercial Corp.	1,895	30,699
Liberty Property Trust	16,909	571,694
Mission West Properties Inc.	4,813	34,846
PS Business Parks Inc.	4,048	242,880

		1,370,676

REITs – OFFICE PROPERTY – 63.70%
Alexandria Real Estate Equities Inc.	6,698	474,285
BioMed Realty Trust Inc.	25,145	465,434
Boston Properties Inc.	20,787	1,639,263
Brandywine Realty Trust	28,477	362,797
Corporate Office Properties Trust	10,901	440,945
Douglas Emmett Inc.	20,458	342,467
Franklin Street Properties Corp.	17,633	259,910
Government Properties Income Trust	5,187	140,620
Highwoods Properties Inc.	13,897	444,287
HRPT Properties Trust	57,245	448,801
Kilroy Realty Corp.	11,466	401,998
Mack-Cali Realty Corp.	12,620	433,623
Parkway Properties Inc.	4,785	94,265
SL Green Realty Corp.[a]	11,652	724,405

		6,673,100

REITs – WAREHOUSE/INDUSTRIAL – 23.02%
AMB Property Corp.	25,212	702,406
DCT Industrial Trust Inc.	45,876	241,308
EastGroup Properties Inc.	5,935	242,623
First Industrial Realty Trust Inc.[b]	13,633	108,791
First Potomac Realty Trust	8,208	133,134
Monmouth Real Estate Investment
Corp. Class A	6,261	48,585
ProLogis	70,983	934,846

		2,411,693

TOTAL COMMON STOCKS
(Cost: $8,827,163)		10,455,469

Security	Shares	Value
SHORT-TERM INVESTMENTS – 3.41%

MONEY MARKET FUNDS – 3.41%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	53,876	$53,876
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[c,d,e]	292,158	292,158
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	11,089	11,089

		357,123

TOTAL SHORT-TERM INVESTMENTS
(Cost: $357,123)		357,123

TOTAL INVESTMENTS IN SECURITIES – 103.22%
(Cost: $9,184,286)		10,812,592

Other Assets, Less Liabilities – (3.22)%		(337,005)

NET ASSETS – 100.00%		$10,475,587

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

40	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.80%

COMMERCIAL BANKS – 0.43%
Bank Mutual Corp.	8,805	$62,692
TrustCo Bank Corp. NY	28,644	190,482

		253,174

FINANCE – CONSUMER LOANS – 0.74%
Ocwen Financial Corp.[a]	37,492	433,033

		433,033

FINANCE – MORTGAGE LOAN/BANKER – 1.50%
Federal Home Loan Mortgage Corp.[a]	243,865	365,797
Federal National Mortgage Association[a]	418,557	510,640

		876,437

FINANCIAL GUARANTEE INSURANCE – 2.32%
MGIC Investment Corp.[a,b]	71,714	747,977
PMI Group Inc. (The)[a]	30,843	160,692
Radian Group Inc.[b]	31,135	441,806

		1,350,475

INVESTMENT MANAGEMENT/ADVISORY SERVICES – 0.37%
Altisource Portfolio Solutions SAa	9,033	218,237

		218,237

PROPERTY/CASUALTY INSURANCE – 2.37%
Fidelity National Financial Inc. Class A	87,415	1,326,960
Stewart Information Services Corp.[b]	4,831	54,977

		1,381,937

REITs – MORTGAGE – 68.67%
American Capital Agency Corp.[b]	43,598	1,199,381
Annaly Capital Management Inc.	702,643	11,909,799
Anworth Mortgage Asset Corp.[b]	209,263	1,404,155
Apollo Commercial Real Estate Finance Inc.	19,274	347,125
Capstead Mortgage Corp.	124,049	1,404,234
Chimera Investment Corp.	2,048,399	8,336,984
Colony Financial Inc.	26,208	498,214
CreXus Investment Corp.	24,328	321,373
Cypress Sharpridge Investments Inc.	33,609	434,900
Dynex Capital Inc.	24,314	225,391
Hatteras Financial Corp.	64,861	1,729,843
Invesco Mortgage Capital Inc.	30,334	626,397

Security	Shares	Value
MFA Financial Inc.	760,019	$5,403,735
PennyMac Mortgage
Investment Trust[a,c]	30,324	528,244
RAIT Financial Trust[a,b]	133,438	541,758
Redwood Trust Inc.	138,902	2,316,885
Resource Capital Corp.	48,725	346,435
Starwood Property Trust Inc.	85,284	1,616,132
Walter Investment
Management Corp.	46,168	837,026

		40,028,011

SAVINGS & LOANS/THRIFTS – 23.40%
Astoria Financial Corp.	36,512	589,304
Beneficial Mutual Bancorp Inc.[a]	12,430	123,181
Brookline Bancorp Inc.	22,206	244,044
Capitol Federal Financial	8,365	315,277
Dime Community Bancshares Inc.	12,990	165,622
First Financial Holdings Inc.	6,191	87,417
First Niagara Financial Group Inc.	78,428	1,090,149
Flushing Financial Corp.	11,686	159,046
Hudson City Bancorp Inc.	186,314	2,477,976
Investors Bancorp Inc.[a]	22,194	308,719
Kearny Financial Corp.	7,779	79,579
New York Community Bancorp Inc.	155,861	2,567,031
NewAlliance Bancshares Inc.	40,280	524,848
Northwest Bancshares Inc.	41,335	516,274
Oritani Financial Corp.	6,079	100,851
People’s United Financial Inc.	140,718	2,185,351
Provident Financial Services Inc.	22,690	299,054
Provident New York Bancorp	14,755	151,534
TFS Financial Corp.	46,363	655,573
Washington Federal Inc.	42,209	868,239
Waterstone Financial Inc.[a]	4,660	17,988
WSFS Financial Corp.	2,650	111,591

		13,638,648

TOTAL COMMON STOCKS
(Cost: $50,834,977)		58,179,952

SHORT-TERM INVESTMENTS – 5.24%

MONEY MARKET FUNDS – 5.24%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	2,524,436	2,524,436

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

April 30, 2010

Security	Shares	Value
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[c,d,e]	465,525	$465,525
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	61,591	61,591

		3,051,552

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,051,552)		3,051,552

TOTAL INVESTMENTS IN SECURITIES – 105.04%
(Cost: $53,886,529)		61,231,504

Other Assets, Less Liabilities – (5.04)%		(2,937,367)

NET ASSETS – 100.00%		$58,294,137

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

42	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.81%

REAL ESTATE OPERATING/ DEVELOPMENT – 4.17%
Plum Creek Timber Co. Inc.[a]	27,984	$1,113,763
Rayonier Inc.	13,648	668,479

		1,782,242

REITs – APARTMENTS – 15.78%
Apartment Investment and
Management Co. Class A	20,065	449,657
AvalonBay Communities Inc.	13,994	1,455,936
BRE Properties Inc. Class A	10,973	458,232
Camden Property Trust	11,008	533,117
Equity Residential	48,424	2,192,155
Essex Property Trust Inc.	5,000	529,100
Home Properties Inc.	6,012	298,736
Mid-America Apartment
Communities Inc.	4,961	274,194
UDR Inc.	26,763	543,557

		6,734,684

REITs – DIVERSIFIED – 11.34%
Digital Realty Trust Inc.	13,053	766,211
Duke Realty Corp.	38,536	521,392
Liberty Property Trust	19,404	656,049
Vornado Realty Trust	30,875	2,574,049
Washington Real Estate
Investment Trust	10,267	322,897

		4,840,598

REITs – HEALTH CARE – 13.03%
HCP Inc.	50,361	1,617,595
Health Care REIT Inc.	21,151	950,314
Healthcare Realty Trust Inc.	10,564	255,015
Nationwide Health Properties Inc.	19,311	676,271
Omega Healthcare Investors Inc.	15,257	305,445
Senior Housing Properties Trust	21,797	489,997
Ventas Inc.	26,833	1,267,323

		5,561,960

REITs – HOTELS – 5.59%
Hospitality Properties Trust	21,237	562,568
Host Hotels & Resorts Inc.	112,220	1,824,697

		2,387,265

REITs – MORTGAGE – 5.81%
Annaly Capital Management Inc.	94,984	1,609,979

Security	Shares	Value
Chimera Investment Corp.	129,793	$528,258
MFA Financial Inc.	48,165	342,453

		2,480,690

REITs – OFFICE PROPERTY – 11.77%
Alexandria Real Estate Equities Inc.	7,579	536,669
Boston Properties Inc.	23,801	1,876,947
Corporate Office Properties Trust	9,962	402,963
Douglas Emmett Inc.	12,792	214,138
Highwoods Properties Inc.	12,168	389,011
Kilroy Realty Corp.	8,800	308,528
Mack-Cali Realty Corp.	13,596	467,159
SL Green Realty Corp.[a]	13,347	829,783

		5,025,198

REITs – OUTLET CENTERS – 1.64%
Alexander’s Inc.[b]	350	111,237
Realty Income Corp.[a]	17,946	588,449

		699,686

REITs – REGIONAL MALLS – 13.41%
Macerich Co. (The)	22,242	994,440
Simon Property Group Inc.	49,795	4,432,751
Taubman Centers Inc.	6,823	295,913

		5,723,104

REITs – SHOPPING CENTERS – 7.89%
Equity One Inc.	7,433	144,275
Federal Realty Investment Trust	10,450	808,726
Kimco Realty Corp.	69,065	1,076,723
Regency Centers Corp.	14,040	576,342
Tanger Factory Outlet Centers Inc.	6,924	288,038
Weingarten Realty Investors	20,532	474,700

		3,368,804

REITs – STORAGE – 4.98%
Public Storage	21,926	2,124,849

		2,124,849

REITs – WAREHOUSE/INDUSTRIAL – 4.40%
AMB Property Corp.	28,915	805,572
ProLogis	81,347	1,071,340

		1,876,912

TOTAL COMMON STOCKS
(Cost: $42,306,413)		42,605,992

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

April 30, 2010

Security	Shares	Value
SHORT-TERM INVESTMENTS – 1.25%

MONEY MARKET FUNDS – 1.25%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	412,147	$412,147
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[c,d,e]	76,003	76,003
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	44,450	44,450

		532,600

TOTAL SHORT-TERM INVESTMENTS
(Cost: $532,600)		532,600

TOTAL INVESTMENTS IN SECURITIES – 101.06%
(Cost: $42,839,013)		43,138,592

Other Assets, Less Liabilities – (1.06)%		(452,817)

NET ASSETS – 100.00%		$42,685,775

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.69%

REITs – APARTMENTS – 46.20%
American Campus Communities Inc.	32,263	$908,849
Apartment Investment and
Management Co. Class A	72,250	1,619,122
Associated Estates Realty Corp.	13,820	193,895
AvalonBay Communities Inc.	28,906	3,007,380
BRE Properties Inc. Class A	39,391	1,644,968
Camden Property Trust	39,647	1,920,104
Education Realty Trust Inc.	32,810	231,967
Equity Residential	100,059	4,529,671
Essex Property Trust Inc.	18,004	1,905,183
Home Properties Inc.	21,620	1,074,298
Mid-America Apartment
Communities Inc.	17,843	986,183
Post Properties Inc.	30,066	774,500
UDR Inc.	96,125	1,952,299

		20,748,419

REITs – DIVERSIFIED – 1.44%
Colonial Properties Trust	40,989	646,397

		646,397

REITs – HEALTH CARE – 34.93%
Cogdell Spencer Inc.	26,293	199,301
HCP Inc.	104,039	3,341,733
Health Care REIT Inc.	43,665	1,961,869
Healthcare Realty Trust Inc.	37,958	916,306
LTC Properties Inc.	14,328	399,751
Medical Properties Trust Inc.	66,354	666,858
National Health Investors Inc.	17,165	697,242
Nationwide Health Properties Inc.	50,751	1,777,300
Omega Healthcare Investors Inc.	54,870	1,098,497
Senior Housing Properties Trust	78,503	1,764,747
Universal Health Realty Income Trust	7,334	243,636
Ventas Inc.	55,556	2,623,910

		15,691,150

REITs – MANUFACTURED HOMES – 3.06%
Equity Lifestyle Properties Inc.	18,744	1,040,479
Sun Communities Inc.	11,514	332,985

		1,373,464

REITs – STORAGE – 14.06%
Extra Space Storage Inc.	53,411	802,233

Security	Shares	Value
Public Storage	45,304	$4,390,411
Sovran Self Storage Inc.	16,998	627,056
U-Store-It Trust	57,412	494,891

		6,314,591

TOTAL COMMON STOCKS
(Cost: $29,539,418)		44,774,021

SHORT-TERM INVESTMENTS – 0.11%

MONEY MARKET FUNDS – 0.11%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[a,b]	48,532	48,532

		48,532

TOTAL SHORT-TERM INVESTMENTS
(Cost: $48,532)		48,532

TOTAL INVESTMENTS IN SECURITIES – 99.80%
(Cost: $29,587,950)		44,822,553

Other Assets, Less Liabilities – 0.20%		90,158

NET ASSETS – 100.00%		$44,912,711

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

April 30, 2010

Security	Shares	Value
COMMON STOCKS – 99.86%

REITs – OUTLET CENTERS – 11.02%
Agree Realty Corp.	2,097	$53,746
Alexander’s Inc.[a]	451	143,337
Getty Realty Corp.	4,126	102,201
National Retail Properties Inc.	18,128	426,552
Realty Income Corp.[b]	16,350	536,116

		1,261,952

REITs – REGIONAL MALLS – 38.18%
CBL & Associates Properties Inc.[b]	30,324	442,730
Glimcher Realty Trust	15,354	104,561
Macerich Co. (The)	15,900	710,889
Pennsylvania Real Estate
Investment Trust[b]	9,885	156,084
Simon Property Group Inc.	28,976	2,579,444
Taubman Centers Inc.	8,736	378,880

		4,372,588

REITs – SHOPPING CENTERS – 50.66%
Acadia Realty Trust	8,886	169,545
Cedar Shopping Centers Inc.	13,301	105,876
Developers Diversified Realty Corp.	40,353	495,938
Equity One Inc.	9,527	184,919
Federal Realty Investment Trust	6,592	510,155
Inland Real Estate Corp.	18,910	178,132
Kimco Realty Corp.	157,303	2,452,354
Kite Realty Group Trust	14,082	76,325
Ramco-Gershenson Properties Trust	6,891	85,862
Regency Centers Corp.	12,697	521,212
Saul Centers Inc.	2,975	117,602
Tanger Factory Outlet Centers Inc.	8,864	368,742
Urstadt Biddle Properties Inc. Class A	1,840	31,022
Weingarten Realty Investors	21,764	503,184

		5,800,868

TOTAL COMMON STOCKS
(Cost: $10,459,180)		11,435,408

SHORT-TERM INVESTMENTS – 1.28%

MONEY MARKET FUNDS – 1.28%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.21%[c,d,e]	115,485	115,485

Security	Shares	Value
BlackRock Cash Funds: Prime,
SL Agency Shares
0.19%[c,d,e]	21,296	$21,296
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.10%[c,d]	9,765	9,765

		146,546

TOTAL SHORT-TERM INVESTMENTS
(Cost: $146,546)		146,546

TOTAL INVESTMENTS IN SECURITIES – 101.14%
(Cost: $10,605,726)		11,581,954

Other Assets, Less Liabilities – (1.14)%		(131,017)

NET ASSETS – 100.00%		$11,450,937

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

46	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2010

	iShares FTSE EPRA/NAREIT
	Developed Asia Index Fund	Developed Europe Index Fund	Developed Real Estate ex-U.S. Index Fund	North America Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$24,479,861	$9,021,035	$298,220,302	$6,583,193
Affiliated issuers (Note 2)	1,677,920	1,137	17,886,163	92,369

Total cost of investments	$26,157,781	$9,022,172	$316,106,465	$6,675,562

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$23,207,230	$8,112,853	$322,859,156	$7,527,950
Affiliated issuers (Note 2)	1,677,920	1,137	17,886,163	92,369

Total fair value of investments	24,885,150	8,113,990	340,745,319	7,620,319
Foreign currencies, at value[b]	37,305	22,714	512,269	6,701
Receivables:
Dividends and interest	137,736	65,726	2,137,178	12,770

Total Assets	25,060,191	8,202,430	343,394,766	7,639,790

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	1,675,846	–	17,849,702	84,380
Investment advisory fees (Note 2)	9,204	3,385	129,644	2,906

Total Liabilities	1,685,050	3,385	17,979,346	87,286

NET ASSETS	$23,375,141	$8,199,045	$325,415,420	$7,552,504

Net assets consist of:
Paid-in capital	$28,663,287	$10,521,745	$342,673,964	$7,499,339
Distributions in excess of net investment income	(462,425)	(2,342)	(9,517,426)	(19,313)
Accumulated net realized loss	(3,552,512)	(1,411,859)	(32,367,394)	(872,220)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,273,209)	(908,499)	24,626,276	944,698

NET ASSETS	$23,375,141	$8,199,045	$325,415,420	$7,552,504

Shares outstanding[c]	800,000	300,000	11,300,000	200,000

Net asset value per share	$29.22	$27.33	$28.80	$37.76

[a]	Securities on loan with values of $1,600,161, $–, $16,927,652 and $79,283, respectively. See Note 5.
[b]	Cost of foreign currencies: $37,190, $22,802, $515,368 and $6,757, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2010

	iShares FTSE NAREIT
	Industrial/Office Capped Index Fund	Mortgage Plus Capped Index Fund	Real Estate 50 Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$8,827,163	$50,256,605	$42,306,413
Affiliated issuers (Note 2)	357,123	3,629,924	532,600

Total cost of investments	$9,184,286	$53,886,529	$42,839,013

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$10,455,469	$57,651,708	$42,605,992
Affiliated issuers (Note 2)	357,123	3,579,796	532,600

Total fair value of investments	10,812,592	61,231,504	43,138,592
Receivables:
Investment securities sold	–	254,533	–
Dividends and interest	13,545	88,605	50,540

Total Assets	10,826,137	61,574,642	43,189,132

LIABILITIES
Payables:
Investment securities purchased	–	268,305	–
Collateral for securities on loan (Note 5)	346,034	2,989,961	488,150
Investment advisory fees (Note 2)	4,516	22,239	15,207

Total Liabilities	350,550	3,280,505	503,357

NET ASSETS	$10,475,587	$58,294,137	$42,685,775

Net assets consist of:
Paid-in capital	$10,680,021	$76,197,062	$46,674,280
Undistributed net investment income	–	173,140	–
Accumulated net realized loss	(1,832,740)	(25,421,040)	(4,288,084)
Net unrealized appreciation	1,628,306	7,344,975	299,579

NET ASSETS	$10,475,587	$58,294,137	$42,685,775

Shares outstanding[b]	400,000	3,800,000	1,350,000

Net asset value per share	$26.19	$15.34	$31.62

[a]	Securities on loan with values of $325,460, $2,817,050 and $458,711, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

48	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2010

	iShares FTSE NAREIT
	Residential Plus Capped Index Fund	Retail Capped Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$29,539,418	$10,459,180
Affiliated issuers (Note 2)	48,532	146,546

Total cost of investments	$29,587,950	$10,605,726

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$44,774,021	$11,435,408
Affiliated issuers (Note 2)	48,532	146,546

Total fair value of investments	44,822,553	11,581,954
Receivables:
Dividends and interest	106,706	15,414

Total Assets	44,929,259	11,597,368

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	–	136,781
Capital shares redeemed	–	5,166
Investment advisory fees (Note 2)	16,548	4,484

Total Liabilities	16,548	146,431

NET ASSETS	$44,912,711	$11,450,937

Net assets consist of:
Paid-in capital	$35,390,695	$12,043,511
Accumulated net realized loss	(5,712,587)	(1,568,802)
Net unrealized appreciation	15,234,603	976,228

NET ASSETS	$44,912,711	$11,450,937

Shares outstanding[b]	1,250,000	450,000

Net asset value per share	$35.93	$25.45

[a]	Securities on loan with values of $– and $127,507, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2010

	iShares FTSE EPRA/NAREIT
	Developed Asia Index Fund	Developed Europe Index Fund	Developed Real Estate ex-U.S. Index Fund	North America Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$612,542	$236,831	$10,287,070	$193,404
Interest from affiliated issuers (Note 2)	11	3	196	9
Securities lending income from affiliated issuers (Note 2)	8,969	1,635	99,425	2,170

Total investment income	621,522	238,469	10,386,691	195,583

EXPENSES
Investment advisory fees (Note 2)	84,901	36,543	1,367,688	23,882

Total expenses	84,901	36,543	1,367,688	23,882

Net investment income	536,621	201,926	9,019,003	171,701

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(1,960,488)	(889,643)	(18,825,477)	(431,759)
In-kind redemptions	–	746,107	13,141,586	–
Foreign currency transactions	14,550	1,580	224,213	491

Net realized loss	(1,945,938)	(141,956)	(5,459,678)	(431,268)

Net change in unrealized appreciation (depreciation) on:
Investments	7,008,366	1,158,415	90,560,343	3,038,363
Translation of assets and liabilities in foreign currencies	(1,616)	(979)	(43,196)	(109)

Net change in unrealized appreciation (depreciation)	7,006,750	1,157,436	90,517,147	3,038,254

Net realized and unrealized gain	5,060,812	1,015,480	85,057,469	2,606,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,597,433	$1,217,406	$94,076,472	$2,778,687

[a]	Net of foreign withholding tax of $25,305, $20,452, $680,802 and $4,727, respectively.

See notes to financial statements.

50	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2010

	iShares FTSE NAREIT
	Industrial/Office Capped Index Fund	Mortgage Plus Capped Index Fund	Real Estate 50 Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$276,575	$4,288,468	$1,055,085
Interest from affiliated issuers (Note 2)	11	63	35
Securities lending income from affiliated issuers (Note 2)	354	31,619	14,817

Total investment income	276,940	4,320,150	1,069,937

EXPENSES
Investment advisory fees (Note 2)	34,593	205,217	118,502

Total expenses	34,593	205,217	118,502

Net investment income	242,347	4,114,933	951,435

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(1,490,890)	(257,037)	(2,383,287)
Investments in affiliated issuers (Note 2)	–	(19,299)	–
In-kind redemptions	1,129,934	83,692	4,771,725

Net realized gain (loss)	(360,956)	(192,644)	2,388,438

Net change in unrealized appreciation (depreciation)	3,229,332	7,040,826	8,016,517

Net realized and unrealized gain	2,868,376	6,848,182	10,404,955

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,110,723	$10,963,115	$11,356,390

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2010

	iShares FTSE NAREIT
	Residential Plus Capped Index Fund	Retail Capped Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$1,249,228	$170,043
Interest from affiliated issuers (Note 2)	38	9
Securities lending income from affiliated issuers (Note 2)	10	6,798

Total investment income	1,249,276	176,850

EXPENSES
Investment advisory fees (Note 2)	146,881	22,030

Total expenses	146,881	22,030

Net investment income	1,102,395	154,820

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	29,729	(874,066)
In-kind redemptions	1,094,827	781,666

Net realized gain (loss)	1,124,556	(92,400)

Net change in unrealized appreciation (depreciation)	14,115,908	1,934,061

Net realized and unrealized gain	15,240,464	1,841,661

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,342,859	$1,996,481

See notes to financial statements.

52	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund		iShares FTSE EPRA/NAREIT Developed Europe Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$536,621	$461,535	$201,926	$153,854
Net realized loss	(1,945,938)	(1,827,894)	(141,956)	(757,774)
Net change in unrealized appreciation (depreciation)	7,006,750	(8,014,716)	1,157,436	(1,971,584)

Net increase (decrease) in net assets resulting from operations	5,597,433	(9,381,075)	1,217,406	(2,575,504)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(994,424)	(499,679)	(226,446)	(198,085)
Return of capital	–	(68,186)	–	–

Total distributions to shareholders	(994,424)	(567,865)	(226,446)	(198,085)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,460,098	13,405,917	6,974,071	980,423
Cost of shares redeemed	–	(1,764,344)	(2,922,433)	–

Net increase in net assets from capital share transactions	8,460,098	11,641,573	4,051,638	980,423

INCREASE (DECREASE) IN NET ASSETS	13,063,107	1,692,633	5,042,598	(1,793,166)

NET ASSETS
Beginning of year	10,312,034	8,619,401	3,156,447	4,949,613

End of year	$23,375,141	$10,312,034	$8,199,045	$3,156,447

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(462,425)	$(19,641)	$(2,342)	$5,934

SHARES ISSUED AND REDEEMED
Shares sold	300,000	400,000	250,000	50,000
Shares redeemed	–	(100,000)	(100,000)	–

Net increase in shares outstanding	300,000	300,000	150,000	50,000

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund		iShares FTSE EPRA/NAREIT North America Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,019,003	$5,495,769	$171,701	$130,807
Net realized loss	(5,459,678)	(16,990,125)	(431,268)	(579,964)
Net change in unrealized appreciation (depreciation)	90,517,147	(66,009,221)	3,038,254	(2,002,935)

Net increase (decrease) in net assets resulting from operations	94,076,472	(77,503,577)	2,778,687	(2,452,092)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(20,932,492)	(4,905,478)	(191,306)	(131,855)
Return of capital	–	–	(6,105)	(60,285)

Total distributions to shareholders	(20,932,492)	(4,905,478)	(197,411)	(192,140)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	90,322,643	254,694,828	2,693,140	2,275,675
Cost of shares redeemed	(32,793,953)	–	–	(2,258,103)

Net increase in net assets from capital share transactions	57,528,690	254,694,828	2,693,140	17,572

INCREASE (DECREASE) IN NET ASSETS	130,672,670	172,285,773	5,274,416	(2,626,660)

NET ASSETS
Beginning of year	194,742,750	22,456,977	2,278,088	4,904,748

End of year	$325,415,420	$194,742,750	$7,552,504	$2,278,088

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(9,517,426)	$649,871	$(19,313)	$(199)

SHARES ISSUED AND REDEEMED
Shares sold	3,200,000	8,800,000	100,000	50,000
Shares redeemed	(1,200,000)	–	–	(50,000)

Net increase in shares outstanding	2,000,000	8,800,000	100,000	–

See notes to financial statements.

54	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Industrial/Office Capped Index Fund		iShares FTSE NAREIT Mortgage Plus Capped Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$242,347	$155,975	$4,114,933	$3,639,612
Net realized loss	(360,956)	(4,052,307)	(192,644)	(23,422,046)
Net change in unrealized appreciation (depreciation)	3,229,332	(1,021,362)	7,040,826	5,850,007

Net increase (decrease) in net assets resulting from operations	3,110,723	(4,917,694)	10,963,115	(13,932,427)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(242,347)	(156,245)	(3,941,793)	(4,129,654)
Return of capital	(35,681)	(73,794)	–	–

Total distributions to shareholders	(278,028)	(230,039)	(3,941,793)	(4,129,654)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,610,481	15,471,975	21,424,952	35,179,117
Cost of shares redeemed	(3,485,403)	(15,916,832)	(665,550)	(11,317,984)

Net increase (decrease) in net assets from capital share transactions	5,125,078	(444,857)	20,759,402	23,861,133

INCREASE (DECREASE) IN NET ASSETS	7,957,773	(5,592,590)	27,780,724	5,799,052

NET ASSETS
Beginning of year	2,517,814	8,110,404	30,513,413	24,714,361

End of year	$10,475,587	$2,517,814	$58,294,137	$30,513,413

Undistributed net investment income included in net assets at end of year	$–	$–	$173,140	$–

SHARES ISSUED AND REDEEMED
Shares sold	400,000	500,000	1,450,000	2,150,000
Shares redeemed	(150,000)	(550,000)	(50,000)	(750,000)

Net increase (decrease) in shares outstanding	250,000	(50,000)	1,400,000	1,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Real Estate 50 Index Fund		iShares FTSE NAREIT Residential Plus Capped Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$951,435	$609,655	$1,102,395	$260,248
Net realized gain (loss)	2,388,438	(5,761,806)	1,124,556	(10,802,651)
Net change in unrealized appreciation (depreciation)	8,016,517	(4,185,581)	14,115,908	1,394,169

Net increase (decrease) in net assets resulting from operations	11,356,390	(9,337,732)	16,342,859	(9,148,234)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(951,435)	(609,856)	(1,102,395)	(260,534)
Return of capital	(164,072)	(303,657)	(248,451)	(464,907)

Total distributions to shareholders	(1,115,507)	(913,513)	(1,350,846)	(725,441)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	44,760,012	13,610,269	18,557,348	43,762,564
Cost of shares redeemed	(26,356,486)	(7,882,287)	(2,863,972)	(23,981,996)

Net increase in net assets from capital share transactions	18,403,526	5,727,982	15,693,376	19,780,568

INCREASE (DECREASE) IN NET ASSETS	28,644,409	(4,523,263)	30,685,389	9,906,893

NET ASSETS
Beginning of year	14,041,366	18,564,629	14,227,322	4,320,429

End of year	$42,685,775	$14,041,366	$44,912,711	$14,227,322

SHARES ISSUED AND REDEEMED
Shares sold	1,650,000	650,000	700,000	1,250,000
Shares redeemed	(1,000,000)	(400,000)	(100,000)	(700,000)

Net increase in shares outstanding	650,000	250,000	600,000	550,000

See notes to financial statements.

56	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Retail Capped Index Fund
	Year ended April 30, 2010	Year ended April 30, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$154,820	$149,847
Net realized loss	(92,400)	(2,864,362)
Net change in unrealized appreciation (depreciation)	1,934,061	(509,984)

Net increase (decrease) in net assets resulting from operations	1,996,481	(3,224,499)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(154,820)	(149,868)
Return of capital	(41,039)	(33,456)

Total distributions to shareholders	(195,859)	(183,324)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,808,793	1,683,597
Cost of shares redeemed	(4,785,758)	(2,483,071)

Net increase (decrease) in net assets from capital share transactions	8,023,035	(799,474)

INCREASE (DECREASE) IN NET ASSETS	9,823,657	(4,207,297)

NET ASSETS
Beginning of year	1,627,280	5,834,577

End of year	$11,450,937	$1,627,280

SHARES ISSUED AND REDEEMED
Shares sold	600,000	50,000
Shares redeemed	(250,000)	(100,000)

Net increase (decrease) in shares outstanding	350,000	(50,000)

See notes to financial statements.

FINANCIAL STATEMENTS	57

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$20.62	$43.10	$48.06

Income from investment operations:
Net investment income[b]	0.85	0.94	0.52
Net realized and unrealized gain (loss)	9.22	(22.28)	(5.08)

Total from investment operations	10.07	(21.34)	(4.56)

Less distributions from:
Net investment income	(1.47)	(1.00)	(0.40)
Return of capital	–	(0.14)	–

Total distributions	(1.47)	(1.14)	(0.40)

Net asset value, end of period	$29.22	$20.62	$43.10

Total return	49.34%	(50.04)%	(9.49)%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$23,375	$10,312	$8,619
Ratio of expenses to average net assets[d]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	3.03%	3.81%	2.71%
Portfolio turnover rate[e]	15%	8%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Europe Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$21.04	$49.50	$50.03

Income from investment operations:
Net investment income[b]	0.75	1.48	0.70
Net realized and unrealized gain (loss)	6.38	(27.96)	(1.06)

Total from investment operations	7.13	(26.48)	(0.36)

Less distributions from:
Net investment income	(0.84)	(1.98)	(0.17)

Total distributions	(0.84)	(1.98)	(0.17)

Net asset value, end of period	$27.33	$21.04	$49.50

Total return	34.17%	(54.43)%	(0.71)%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,199	$3,156	$4,950
Ratio of expenses to average net assets[d]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	2.65%	4.99%	3.10%
Portfolio turnover rate[e]	18%	12%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$20.94	$44.91	$48.67

Income from investment operations:
Net investment income[b]	0.88	1.04	0.64
Net realized and unrealized gain (loss)	9.02	(23.80)	(4.00)

Total from investment operations	9.90	(22.76)	(3.36)

Less distributions from:
Net investment income	(2.04)	(1.21)	(0.40)

Total distributions	(2.04)	(1.21)	(0.40)

Net asset value, end of period	$28.80	$20.94	$44.91

Total return	48.08%	(51.30)%	(6.88)%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$325,415	$194,743	$22,457
Ratio of expenses to average net assets[d]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	3.17%	4.43%	3.19%
Portfolio turnover rate[e]	13%	9%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT North America Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$22.78	$49.05	$49.98

Income from investment operations:
Net investment income[b]	1.04	1.31	0.75
Net realized and unrealized gain (loss)	15.06	(25.44)	(0.74)

Total from investment operations	16.10	(24.13)	0.01

Less distributions from:
Net investment income	(1.09)	(1.47)	(0.92)
Return of capital	(0.03)	(0.67)	(0.02)

Total distributions	(1.12)	(2.14)	(0.94)

Net asset value, end of period	$37.76	$22.78	$49.05

Total return	72.16%	(49.99)%	0.08%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$7,553	$2,278	$4,905
Ratio of expenses to average net assets[d]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	3.45%	4.00%	3.49%
Portfolio turnover rate[e]	14%	16%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Industrial/Office Capped Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$16.79	$40.55	$49.84

Income from investment operations:
Net investment income[b]	0.74	0.90	0.96
Net realized and unrealized gain (loss)	9.46	(23.48)	(8.11)

Total from investment operations	10.20	(22.58)	(7.15)

Less distributions from:
Net investment income	(0.70)	(0.80)	(1.22)
Return of capital	(0.10)	(0.38)	(0.92)

Total distributions	(0.80)	(1.18)	(2.14)

Net asset value, end of period	$26.19	$16.79	$40.55

Total return	62.09%	(56.46)%	(14.30)%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,476	$2,518	$8,110
Ratio of expenses to average net assets[d]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	3.36%	3.29%	2.20%
Portfolio turnover rate[e]	36%	19%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Mortgage Plus Capped Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$12.71	$24.71	$49.89

Income from investment operations:
Net investment income[b]	1.40	1.95	3.63
Net realized and unrealized gain (loss)	2.56	(11.46)	(25.31)

Total from investment operations	3.96	(9.51)	(21.68)

Less distributions from:
Net investment income	(1.33)	(2.49)	(3.35)
Return of capital	–	–	(0.15)

Total distributions	(1.33)	(2.49)	(3.50)

Net asset value, end of period	$15.34	$12.71	$24.71

Total return	32.00%	(40.70)%	(44.66)%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$58,294	$30,513	$24,714
Ratio of expenses to average net assets[d]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	9.62%	12.70%	11.22%
Portfolio turnover rate[e]	50%	93%	42%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Real Estate 50 Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$20.06	$41.25	$49.56

Income from investment operations:
Net investment income[b]	0.99	1.12	1.23
Net realized and unrealized gain (loss)	11.71	(20.44)	(7.71)

Total from investment operations	12.70	(19.32)	(6.48)

Less distributions from:
Net investment income	(0.97)	(1.25)	(1.26)
Return of capital	(0.17)	(0.62)	(0.57)

Total distributions	(1.14)	(1.87)	(1.83)

Net asset value, end of period	$31.62	$20.06	$41.25

Total return	64.88%	(47.80)%	(13.05)%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$42,686	$14,041	$18,565
Ratio of expenses to average net assets[d]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	3.85%	4.23%	2.91%
Portfolio turnover rate[e]	13%	18%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Residential Plus Capped Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$21.89	$43.20	$49.37

Income from investment operations:
Net investment income[b]	1.03	0.76	0.73
Net realized and unrealized gain (loss)	14.22	(19.92)	(4.59)

Total from investment operations	15.25	(19.16)	(3.86)

Less distributions from:
Net investment income	(0.99)	(0.77)	(1.00)
Net realized gain	—	—	(0.17)
Return of capital	(0.22)	(1.38)	(1.14)

Total distributions	(1.21)	(2.15)	(2.31)

Net asset value, end of period	$35.93	$21.89	$43.20

Total return	71.40%	(45.55)%	(7.70)%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$44,913	$14,227	$4,320
Ratio of expenses to average net assets[d]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	3.60%	2.64%	1.55%
Portfolio turnover rate[e]	14%	79%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Retail Capped Index Fund
	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$16.27	$38.90	$49.54

Income from investment operations:
Net investment income[b]	0.70	1.21	1.18
Net realized and unrealized gain (loss)	9.38	(22.36)	(9.10)

Total from investment operations	10.08	(21.15)	(7.92)

Less distributions from:
Net investment income	(0.71)	(1.21)	(2.19)
Return of capital	(0.19)	(0.27)	(0.53)

Total distributions	(0.90)	(1.48)	(2.72)

Net asset value, end of period	$25.45	$16.27	$38.90

Total return	63.76%	(55.01)%	(15.88)%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$11,451	$1,627	$5,835
Ratio of expenses to average net assets[d]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[d]	3.37%	4.61%	2.77%
Portfolio turnover rate[e]	39%	22%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the iShares FTSE EPRA/NAREIT Developed Asia, iShares FTSE EPRA/NAREIT Developed Europe, iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S., iShares FTSE EPRA/NAREIT North America, iShares FTSE NAREIT Industrial/ Office Capped, iShares FTSE NAREIT Mortgage Plus Capped, iShares FTSE NAREIT Real Estate 50, iShares FTSE NAREIT Residential Plus Capped and iShares FTSE NAREIT Retail Capped Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Certain Funds invest in the securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of the Trust (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

68	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the values of each Fund’s investments according to the fair value hierarchy as of April 30, 2010. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares Index Fund and Asset Class	Level 1	Level 2	Level 3	Total
FTSE EPRA/NAREIT Developed Asia
Common Stocks	$23,207,158	$–	$72	$23,207,230
Short-Term Investments	1,677,920	–	–	1,677,920

Total FTSE EPRA/NAREIT Developed Asia	24,885,078	–	72	24,885,150

FTSE EPRA/NAREIT Developed Europe	8,113,990	–	–	8,113,990

FTSE EPRA/NAREIT Developed Real Estate ex-U.S.
Common Stocks	322,858,273	–	878	322,859,151
Rights	–	–	3	3
Warrants	–	–	2	2
Short-Term Investments	17,886,163	–	–	17,886,163

Total FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	340,744,436	–	883	340,745,319

FTSE EPRA/NAREIT North America	7,620,319	–	–	7,620,319

FTSE NAREIT Industrial/Office Capped	10,812,592	–	–	10,812,592

FTSE NAREIT Mortgage Plus Capped	61,231,504	–	–	61,231,504

FTSE NAREIT Real Estate 50	43,138,592	–	–	43,138,592

FTSE NAREIT Residential Plus Capped	44,822,553	–	–	44,822,553

FTSE NAREIT Retail Capped	11,581,954	–	–	11,581,954

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table provides the reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended April 30, 2010:

iShares Index Fund and Asset Class	Balance at Beginning of Year	Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers In (Out)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held at End of Year
FTSE EPRA/NAREIT Developed Asia
Common Stocks	$33,827	$–	$–	$(33,755)	$72	$72
FTSE EPRA/NAREIT Developed Europe
Rights	5,690	–	–	(5,690)	–	–
FTSE EPRA/NAREIT Developed
Real Estate ex-U.S.
Common Stocks	427,960	–	–	(427,082)	878	878
Rights	98,442	–	–	(98,439)	3	3
Warrants	–	–	–	2	2	2

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Funds do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which these Funds invest. These foreign taxes, if any, are paid by the Funds and are disclosed in their Statements of Operations. Foreign taxes payable as of April 30, 2010, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

70	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of April 30, 2010, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
FTSE EPRA/NAREIT Developed Asia	$402,599	$(3,607,887)	$(2,082,858)	$(5,288,146)
FTSE EPRA/NAREIT Developed Europe	50,885	(1,362,382)	(1,011,203)	(2,322,700)
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	5,864,179	(8,999,930)	(14,122,793)	(17,258,544)
FTSE EPRA/NAREIT North America	–	509,472	(456,307)	53,165
FTSE NAREIT Industrial/Office Capped	–	1,063,387	(1,267,821)	(204,434)
FTSE NAREIT Mortgage Plus Capped	173,140	4,653,634	(22,729,699)	(17,902,925)
FTSE NAREIT Real Estate 50	–	(837,198)	(3,151,307)	(3,988,505)
FTSE NAREIT Residential Plus Capped	–	13,249,832	(3,727,816)	9,522,016
FTSE NAREIT Retail Capped	–	694,255	(1,286,829)	(592,574)

For the years ended April 30, 2010 and April 30, 2009, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended April 30, 2010.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

From November 1, 2009 to April 30, 2010, certain Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending April 30, 2011, as follows:

iShares Index Fund	Deferred Net Realized Capital Losses
FTSE EPRA/NAREIT Developed Asia	$273,045
FTSE EPRA/NAREIT Developed Europe	291,917
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	3,440,495
FTSE EPRA/NAREIT North America	44,977
FTSE NAREIT Mortgage Plus Capped	248,946
FTSE NAREIT Retail Capped	21,835

The Funds had tax basis net capital loss carryforwards as of April 30, 2010, the tax year-end of the Funds, as follows:

iShares Index Fund	Expiring 2016	Expiring 2017	Expiring 2018	Total
FTSE EPRA/NAREIT Developed Asia	$–	$157,999	$1,651,814	$1,809,813
FTSE EPRA/NAREIT Developed Europe	–	102,293	616,993	719,286
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	–	743,329	9,938,969	10,682,298
FTSE EPRA/NAREIT North America	–	25,690	385,640	411,330
FTSE NAREIT Industrial/Office Capped	30,573	10,926	1,226,322	1,267,821
FTSE NAREIT Mortgage Plus Capped	332,037	7,063,848	15,084,868	22,480,753
FTSE NAREIT Real Estate 50	144,638	159,761	2,846,908	3,151,307
FTSE NAREIT Residential Plus Capped	–	90,614	3,637,202	3,727,816
FTSE NAREIT Retail Capped	17,540	62,856	1,184,598	1,264,994

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Certain Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” These Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

For the year ended April 30, 2010, certain Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the year ended April 30, 2010 are disclosed in the Funds’ Statements of Operations.

72	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2010, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
FTSE EPRA/NAREIT Developed Asia	$28,492,459	$–	$(3,607,309)	$(3,607,309)
FTSE EPRA/NAREIT Developed Europe	9,476,055	–	(1,362,065)	(1,362,065)
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	349,732,671	–	(8,987,352)	(8,987,352)
FTSE EPRA/NAREIT North America	7,110,788	702,118	(192,587)	509,531
FTSE NAREIT Industrial/Office Capped	9,749,205	1,063,387	–	1,063,387
FTSE NAREIT Mortgage Plus Capped	56,577,870	4,983,135	(329,501)	4,653,634
FTSE NAREIT Real Estate 50	43,975,790	603,327	(1,440,525)	(837,198)
FTSE NAREIT Residential Plus Capped	31,572,721	13,249,832	–	13,249,832
FTSE NAREIT Retail Capped	10,887,699	695,348	(1,093)	694,255

Management has reviewed the tax positions as of April 30, 2010, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A., and certain affiliated companies to BlackRock, Inc. (“BlackRock”, and such sale, the “Transaction”). BTC is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Under the 1940 Act, upon completion of the Transaction on December 1, 2009, each Fund’s investment advisory agreement with BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, was automatically terminated. The Board and shareholders of the Funds approved a new investment advisory agreement with BFA. The investment advisory fee rates and expense arrangements for the Funds remained the same after the Transaction.

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for all expenses (“Covered Expenses”) of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.48% based on the average daily net assets of each Fund.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended April 30, 2010, BTC earned securities lending agent fees as follows:

iShares Index Fund	Securities Lending Agent Fees
FTSE EPRA/NAREIT Developed Asia	$8,419
FTSE EPRA/NAREIT Developed Europe	1,607
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	82,701
FTSE EPRA/NAREIT North America	1,372
FTSE NAREIT Industrial/Office Capped	304

iShares Index Fund	Securities Lending Agent Fees
FTSE NAREIT Mortgage Plus Capped	$19,306
FTSE NAREIT Real Estate 50	9,028
FTSE NAREIT Residential Plus Capped	10
FTSE NAREIT Retail Capped	4,719

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

Investments in issuers considered to be an affiliate of the iShares FTSE NAREIT Mortgage Plus Capped Index Fund (excluding short-term investments) for the period December 1, 2009 to April 30, 2010, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held End of Period	Value at End of Period	Dividend Income	Net Realized Loss
PennyMac Mortgage Investment Trust	28,614	8,789	7,079	30,324	$528,244	$–	$(19,299)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2010 were as follows:

iShares Index Fund	Purchases	Sales
FTSE EPRA/NAREIT Developed Asia	$2,560,033	$3,037,446
FTSE EPRA/NAREIT Developed Europe	1,306,400	1,340,202
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	37,418,678	49,126,962
FTSE EPRA/NAREIT North America	717,250	668,012
FTSE NAREIT Industrial/Office Capped	2,957,127	2,535,207
FTSE NAREIT Mortgage Plus Capped	21,900,850	21,257,743
FTSE NAREIT Real Estate 50	3,838,074	3,316,988
FTSE NAREIT Residential Plus Capped	4,440,986	4,332,859
FTSE NAREIT Retail Capped	2,068,706	1,851,281

74	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2010 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
FTSE EPRA/NAREIT Developed Asia	$8,396,884	$–
FTSE EPRA/NAREIT Developed Europe	6,923,750	2,870,713
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	89,467,231	32,537,536
FTSE EPRA/NAREIT North America	2,622,266	–
FTSE NAREIT Industrial/Office Capped	8,105,124	3,399,434
FTSE NAREIT Mortgage Plus Capped	21,128,893	661,996
FTSE NAREIT Real Estate 50	43,879,215	26,090,841
FTSE NAREIT Residential Plus Capped	18,475,982	2,851,759
FTSE NAREIT Retail Capped	12,510,876	4,750,266

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the relevant Fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.

As of April 30, 2010, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The market value of the securities on loan as of April 30, 2010 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BTC as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

76	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares FTSE EPRA/NAREIT Developed Asia Index Fund, iShares FTSE EPRA/NAREIT Developed Europe Index Fund, iShares FTSE EPRA/ NAREIT Developed Real Estate ex-U.S. Index Fund, iShares FTSE EPRA/NAREIT North America Index Fund, iShares FTSE NAREIT Industrial/Office Capped Index Fund, iShares FTSE NAREIT Mortgage Plus Capped Index Fund, iShares FTSE NAREIT Real Estate 50 Index Fund, iShares FTSE NAREIT Residential Plus Capped Index Fund and iShares FTSE NAREIT Retail Capped Index Fund, each a fund of iShares Trust (the “Funds”), at April 30, 2010, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	77

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2010, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares Index Fund	Foreign Source Income Earned	Foreign Taxes Paid

FTSE EPRA/NAREIT Developed Asia	$637,847	$21,871

FTSE EPRA/NAREIT Developed Europe	257,283	20,438

FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	10,967,872	676,344

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2010:

iShares Index Fund	Qualified Dividend Income

FTSE EPRA/NAREIT Developed Asia	$304,118

FTSE EPRA/NAREIT Developed Europe	237,174

FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	7,122,984

FTSE EPRA/NAREIT North America	32,922

iShares Index Fund	Qualified Dividend Income

FTSE NAREIT Industrial/Office Capped	$4,882

FTSE NAREIT Mortgage Plus Capped	873,255

FTSE NAREIT Real Estate 50	6,191

FTSE NAREIT Residential Plus Capped	6,123

FTSE NAREIT Retail Capped	270

In February 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2010. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

78	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Funds will send you a Form 1099-DIV each calendar year that will tell you how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
FTSE EPRA/NAREIT Developed Asia	$1.47067	$–	$0.00000	$1.47067	100%	–%	–%	100%
FTSE EPRA/NAREIT Developed Europe	0.84472	–	0.00000	0.84472	100	–	–	100
FTSE EPRA/NAREIT North America	1.11706	–	0.00000	1.11706	100	–	–	100
FTSE NAREIT Industrial/Office Capped	0.79031	–	0.00946	0.79977	99	–	1	100
FTSE NAREIT Mortgage Plus Capped	1.32131	–	0.00496	1.32627	100	–	–	100
FTSE NAREIT Real Estate 50	1.13774	–	0.00000	1.13774	100	–	–	100
FTSE NAREIT Residential Plus Capped	1.21364	–	0.00000	1.21364	100	–	–	100
FTSE NAREIT Retail Capped	0.86466	–	0.03770	0.90236	96	–	4	100

SUPPLEMENTAL INFORMATION	79

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares FTSE EPRA/NAREIT Developed Asia Index Fund

Period Covered: January 1, 2008 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	9	1.59%
Greater than 5.5% and Less than 6.0%	4	0.71
Greater than 5.0% and Less than 5.5%	–	–
Greater than 4.5% and Less than 5.0%	2	0.35
Greater than 4.0% and Less than 4.5%	9	1.59
Greater than 3.5% and Less than 4.0%	6	1.06
Greater than 3.0% and Less than 3.5%	16	2.83
Greater than 2.5% and Less than 3.0%	10	1.77
Greater than 2.0% and Less than 2.5%	28	4.96
Greater than 1.5% and Less than 2.0%	38	6.73
Greater than 1.0% and Less than 1.5%	67	11.86
Greater than 0.5% and Less than 1.0%	94	16.64
Between 0.5% and -0.5%	147	26.01
Less than -0.5% and Greater than -1.0%	38	6.73
Less than -1.0% and Greater than -1.5%	38	6.73
Less than -1.5% and Greater than -2.0%	18	3.19

80	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT Developed Asia Index Fund (Continued)

Premium/Discount Range	Number of Days	Percentage of Total Days
Less than -2.0% and Greater than -2.5%	15	2.65
Less than -2.5% and Greater than -3.0%	11	1.95
Less than -3.0% and Greater than -3.5%	6	1.06
Less than -3.5% and Greater than -4.0%	2	0.35
Less than -4.0% and Greater than -4.5%	1	0.18
Less than -4.5% and Greater than -5.0%	2	0.35
Less than -5.0%	4	0.71

	565	100.00%

iShares FTSE EPRA/NAREIT Developed Europe Index Fund

Period Covered: January 1, 2008 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	6	1.06%
Greater than 5.0% and Less than 5.5%	1	0.18
Greater than 4.5% and Less than 5.0%	1	0.18
Greater than 4.0% and Less than 4.5%	2	0.35
Greater than 3.5% and Less than 4.0%	3	0.53
Greater than 3.0% and Less than 3.5%	5	0.88
Greater than 2.5% and Less than 3.0%	12	2.12
Greater than 2.0% and Less than 2.5%	14	2.48
Greater than 1.5% and Less than 2.0%	18	3.19
Greater than 1.0% and Less than 1.5%	45	7.96
Greater than 0.5% and Less than 1.0%	106	18.76
Between 0.5% and -0.5%	244	43.19
Less than -0.5% and Greater than -1.0%	59	10.44
Less than -1.0% and Greater than -1.5%	24	4.25
Less than -1.5% and Greater than -2.0%	7	1.24
Less than -2.0% and Greater than -2.5%	7	1.24
Less than -2.5% and Greater than -3.0%	4	0.71
Less than -3.0% and Greater than -3.5%	1	0.18
Less than -3.5% and Greater than -4.0%	2	0.35
Less than -4.0% and Greater than -4.5%	1	0.18
Less than -4.5%	3	0.53

	565	100.00%

SUPPLEMENTAL INFORMATION	81

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

Period Covered: January 1, 2008 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	6	1.06%
Greater than 5.5% and Less than 6.0%	1	0.18
Greater than 5.0% and Less than 5.5%	3	0.53
Greater than 4.5% and Less than 5.0%	5	0.88
Greater than 4.0% and Less than 4.5%	4	0.71
Greater than 3.5% and Less than 4.0%	4	0.71
Greater than 3.0% and Less than 3.5%	12	2.12
Greater than 2.5% and Less than 3.0%	12	2.12
Greater than 2.0% and Less than 2.5%	21	3.72
Greater than 1.5% and Less than 2.0%	50	8.85
Greater than 1.0% and Less than 1.5%	81	14.34
Greater than 0.5% and Less than 1.0%	120	21.24
Between 0.5% and -0.5%	146	25.84
Less than -0.5% and Greater than -1.0%	39	6.90
Less than -1.0% and Greater than -1.5%	23	4.07
Less than -1.5% and Greater than -2.0%	14	2.48
Less than -2.0% and Greater than -2.5%	11	1.95
Less than -2.5% and Greater than -3.0%	–	–
Less than -3.0% and Greater than -3.5%	3	0.53
Less than -3.5% and Greater than -4.0%	4	0.71
Less than -4.0%	6	1.06

	565	100.00%

82	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT North America Index Fund

Period Covered: January 1, 2008 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	15	2.65%
Greater than 5.0% and Less than 5.5%	3	0.53
Greater than 4.5% and Less than 5.0%	6	1.06
Greater than 4.0% and Less than 4.5%	6	1.06
Greater than 3.5% and Less than 4.0%	8	1.42
Greater than 3.0% and Less than 3.5%	8	1.42
Greater than 2.5% and Less than 3.0%	18	3.19
Greater than 2.0% and Less than 2.5%	24	4.25
Greater than 1.5% and Less than 2.0%	22	3.89
Greater than 1.0% and Less than 1.5%	56	9.91
Greater than 0.5% and Less than 1.0%	103	18.23
Between 0.5% and -0.5%	189	33.46
Less than -0.5% and Greater than -1.0%	29	5.13
Less than -1.0% and Greater than -1.5%	26	4.60
Less than -1.5% and Greater than -2.0%	9	1.59
Less than -2.0% and Greater than -2.5%	11	1.95
Less than -2.5% and Greater than -3.0%	5	0.88
Less than -3.0% and Greater than -3.5%	4	0.71
Less than -3.5% and Greater than -4.0%	2	0.35
Less than -4.0% and Greater than -4.5%	4	0.71
Less than -4.5% and Greater than -5.0%	4	0.71
Less than -5.0% and Greater than -5.5%	–	–
Less than -5.5% and Greater than -6.0%	3	0.53
Less than -6.0%	10	1.77

	565	100.00%

SUPPLEMENTAL INFORMATION	83

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE NAREIT Industrial/Office Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	9	1.30%
Greater than 2.5% and Less than 3.0%	1	0.14
Greater than 2.0% and Less than 2.5%	3	0.43
Greater than 1.5% and Less than 2.0%	7	1.01
Greater than 1.0% and Less than 1.5%	6	0.87
Greater than 0.5% and Less than 1.0%	29	4.19
Between 0.5% and -0.5%	598	86.43
Less than -0.5% and Greater than -1.0%	27	3.90
Less than -1.0% and Greater than -1.5%	3	0.43
Less than -1.5% and Greater than -2.0%	2	0.29
Less than -2.0%	7	1.01

	692	100.00%

iShares FTSE NAREIT Mortgage Plus Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	5	0.72%
Greater than 2.5% and Less than 3.0%	1	0.14
Greater than 2.0% and Less than 2.5%	2	0.29
Greater than 1.5% and Less than 2.0%	5	0.72
Greater than 1.0% and Less than 1.5%	12	1.73
Greater than 0.5% and Less than 1.0%	27	3.90
Between 0.5% and -0.5%	608	87.88
Less than -0.5% and Greater than -1.0%	23	3.32
Less than -1.0% and Greater than -1.5%	4	0.58
Less than -1.5% and Greater than -2.0%	3	0.43
Less than -2.0%	2	0.29

	692	100.00%

84	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE NAREIT Real Estate 50 Index Fund

Period Covered: July 1, 2007 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	4	0.58%
Greater than 2.5% and Less than 3.0%	2	0.29
Greater than 2.0% and Less than 2.5%	2	0.29
Greater than 1.5% and Less than 2.0%	1	0.14
Greater than 1.0% and Less than 1.5%	8	1.16
Greater than 0.5% and Less than 1.0%	20	2.89
Between 0.5% and -0.5%	635	91.76
Less than -0.5% and Greater than -1.0%	11	1.59
Less than -1.0% and Greater than -1.5%	5	0.72
Less than -1.5%	4	0.58

	692	100.00%

iShares FTSE NAREIT Residential Plus Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	6	0.87%
Greater than 2.5% and Less than 3.0%	3	0.43
Greater than 2.0% and Less than 2.5%	3	0.43
Greater than 1.5% and Less than 2.0%	5	0.72
Greater than 1.0% and Less than 1.5%	5	0.72
Greater than 0.5% and Less than 1.0%	35	5.06
Between 0.5% and -0.5%	599	86.57
Less than -0.5% and Greater than -1.0%	22	3.18
Less than -1.0% and Greater than -1.5%	5	0.72
Less than -1.5% and Greater than -2.0%	1	0.14
Less than -2.0%	8	1.16

	692	100.00%

SUPPLEMENTAL INFORMATION	85

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE NAREIT Retail Capped Index Fund

Period Covered: July 1, 2007 through March 31, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	6	0.87%
Greater than 5.0% and Less than 5.5%	1	0.14
Greater than 4.5% and Less than 5.0%	2	0.29
Greater than 4.0% and Less than 4.5%	2	0.29
Greater than 3.5% and Less than 4.0%	3	0.43
Greater than 3.0% and Less than 3.5%	2	0.29
Greater than 2.5% and Less than 3.0%	3	0.43
Greater than 2.0% and Less than 2.5%	2	0.29
Greater than 1.5% and Less than 2.0%	1	0.14
Greater than 1.0% and Less than 1.5%	11	1.59
Greater than 0.5% and Less than 1.0%	15	2.17
Between 0.5% and -0.5%	607	87.72
Less than -0.5% and Greater than -1.0%	19	2.75
Less than -1.0% and Greater than -1.5%	8	1.16
Less than -1.5% and Greater than -2.0%	3	0.43
Less than -2.0%	7	1.01

	692	100.00%

86	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed.

iShares Trust, iShares, Inc., BlackRock Funds III (formerly, Barclays Global Investors Funds) and Master Investment Portfolio (“MIP”), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of iShares Trust also serves as a Director for iShares, Inc. and, as a result, oversees 201 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Trustees and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
*Robert S. Kapito (53)	Trustee (since 2009)	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); Chairman, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2007).

**Michael Latham (44)	Trustee (since 2010); President (since 2007).	Managing Director, BTC (since 2009); Head of Americas iShares, BGI (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010).

*	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
**	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	87

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held
George G.C. Parker (71)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Independent Chairman of iShares, Inc. (since 2010); Director of Continental Airlines Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

Darrell Duffie (56)	Trustee (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Director of iShares, Inc. (since 2008); Director of Moody’s Corp. (since 2008).

Cecilia H. Herbert (61)	Trustee (since 2005).	Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School; Chair of Investment Committee, Archdiocese of San Francisco (1994-2005).	Director of iShares, Inc. (since 2005); Director, Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (66)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002); Director of CSFB Alternative Investments Fund (6 portfolios) (since 2005).

John E. Kerrigan (54)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005).

John E. Martinez (49)	Trustee (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Director of iShares, Inc. (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

88	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held

Robert H. Silver (55)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007).

TRUSTEE AND OFFICER INFORMATION	89

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past 5 Years
Geoffrey D. Flynn (53)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (50)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (42)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (47)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (47)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (44)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (37)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

90	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	91

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares Russell Domestic Index Funds	Trading Symbol
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC
iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS
iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL
iShares Dow Jones Domestic Index Funds
iShares Dow Jones U.S.	IYY
iShares MSCI Domestic Index Funds
iShares MSCI USA	EUSA
iShares KLD Socially Responsible Index Funds
iShares FTSE KLD 400 Social	DSI
iShares FTSE KLD Select Social	KLD
iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

iShares Domestic Specialty Index Funds	Trading Symbol
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY
iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology-Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE
iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU
iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB
iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL
iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

92	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

iShares International Country Index Funds	Trading Symbol
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares S&P India Nifty 50	INDY
iShares MSCI Indonesia Investable Market	EIDO
iShares MSCI Ireland Capped Investable Market	EIRL
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI All Peru Capped	EPU
iShares MSCI Poland Investable Market	EPOL
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU
iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF
iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares Target Date Index Funds	Trading Symbol
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV
iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK
iShares International/Global Sector Index Funds
iShares MSCI ACWI ex US Financials Sector	AXFN
iShares MSCI Emerging Markets Financials Sector	EMFN
iShares MSCI Emerging Markets Materials Sector	EMMT
iShares MSCI Europe Financials Sector	EUFN
iShares MSCI Far East Financials Sector	FEFN
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI
iShares International/Global Theme Based and Specialty Index Funds
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Emerging Markets Infrastructure	EMIF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD
iShares Dow Jones International Select Dividend	IDV
iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI
iShares 10+ Year Government/Credit	GLJ
iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

iSHARES FAMILY OF FUNDS	93

The iShares® Family of Funds (Continued)

iShares U.S. Credit Bond Funds	Trading Symbol
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares 10+ Year Credit	CLY
iShares iBoxx $ High Yield Corporate	HYG

iShares AMT-Free Municipal Bond Funds	Trading Symbol
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF
iShares 2012 S&P AMT-Free Municipal Series	MUAA
iShares 2013 S&P AMT-Free Municipal Series	MUAB
iShares 2014 S&P AMT-Free Municipal Series	MUAC
iShares 2015 S&P AMT-Free Municipal Series	MUAD
iShares 2016 S&P AMT-Free Municipal Series	MUAE
iShares 2017 S&P AMT-Free Municipal Series	MUAF
iShares U.S. Securitized Bond Funds
iShares Barclays MBS	MBB
iShares International Bond Funds
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

The iShares Funds (“Funds”) are distributed by SEI Investments Distribution Co. (“SEI”). iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. The Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, JPMorgan Chase & Co., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Russell Investment Group or Standard & Poor’s, nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Developed Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This advertising section does not constitute part of the 2010 Annual Report.

iS-2809-0610

94	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), or National Association of Real Estate Investment Trusts (“NAREIT”), nor do these companies make any representation regarding the advisability of investing in the iShares Funds. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Developed Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2010 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-45-0410

Item 2.	Code of Ethics.

iShares Trust (the “Registrant”) has adopted a code of ethics that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended April 30, 2010, there were no amendments to any provision of this code of ethics, nor were there any waivers granted from any provision of this code of ethics. A copy of this code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker and Robert H. Silver, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in Items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-seven series of the Registrant for which the fiscal year-end is April 30, 2010 (the “Funds”) and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $658,375 for the fiscal year ended April 30, 2009 and $638,629 for the fiscal year ended April 30, 2010.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2009 and April 30, 2010 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $151,810 for the fiscal year ended April 30, 2009 and $147,345 for the fiscal year ended April 30, 2010.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended April 30, 2009 and April 30, 2010 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2010 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, to the Registrant’s investment adviser and to any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years, were $3,583,390 for the fiscal year ended April 30, 2009 and $4,403,962 for the fiscal year ended April 30, 2010.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, and Darrell Duffie.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: June 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: June 21, 2010

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date: June 21, 2010